As filed with the Securities and Exchange Commission on April 26, 2023

Registration No. 333-249154/811-4420

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. ____      [   ]

Post-Effective Amendment No. 3          [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT

COMPANY ACT OF 1940

Amendment No. 210          [X]

WRL SERIES LIFE ACCOUNT

(Exact Name of Registrant)

TRANSAMERICA LIFE INSURANCE COMPANY

(Name of Depositor)

6400 C Street SW

Cedar Rapids, IA 52499

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number: (319) 355-8511

Arthur D. Woods, Esq.

Transamerica Life Insurance Company

c/o 6400 C Street SW, Cedar Rapids, IA 52499

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

     Immediately upon filing pursuant to paragraph (b)

_X_ on May 1, 2023, pursuant to paragraph (b)

     60 days after filing pursuant to paragraph (a) (1)

   On             (Date)             , pursuant to paragraph (a) (1)

If appropriate, check the following box:

         This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

P R O S P E C T U S

    May 1, 2023

WRL FREEDOM EQUITY PROTECTOR®

issued through

WRL Series Life Account

By

Transamerica Life Insurance Company

Administrative Office:

6400 C Street SW

Cedar Rapids, IA 52499

Please direct transactions, claim forms, payments and other correspondence and notices as follows:

Transaction Type	Direct or Send to
Telephonic Transaction	1-727- 299-1800 or 1-800-851-9777 (toll free)
Facsimile Transaction	1-727-299-1620
Electronic Transaction	tlic.transamerica.com
Payments made by check	PO Box 429, Cedar Rapids IA 52406-0429 or 6400 C St. SW, Cedar Rapids IA 52499
Claims, general correspondence, and notices	Mailing Address: 6400 C St. SW, Cedar Rapids IA 52499-00011

AN INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

Sales of this policy were discontinued for new purchasers in 2007

This prospectus describes the WRL Freedom Equity Protector,® a flexible premium variable life insurance policy (the “Policy”), including the Policy’s features, benefits, and risks. The Policy is issued by Transamerica Life Insurance Company.

The Policy is designed to give you the potential for long-term life insurance coverage with the opportunity for tax-deferred accumulation of cash value. You can allocate your Policy’s cash value to one or more of the underlying fund portfolio options that are available under the Policy. You can also allocate your Policy’s cash value to the fixed account (which credits a specified guaranteed interest rate) if it is available under your Policy.

The Policy is or may be available through third party financial intermediaries who charge advisory fees for their services. This fee is in addition to contract fees and expenses if the Owner elects to pay the advisory fee from his/her Policy. If the policyowner elects to pay advisory fees from their Policy, then this deduction: (i) will reduce the death benefits and other guaranteed benefits; (ii) may be subject to federal and state income taxes; and (iii) may be subject to a 10% federal penalty tax.

If you allocate cash value under your Policy to one or more of the portfolio options, the value of your Policy may fluctuate up or down due to market performance.

The Policy is not a bank deposit. The Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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GLOSSARY OF TERMS
accounts	The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

administrative office	Our administrative office address is 6400 C St. SW, Cedar Rapids IA 52499-0001. Our phone number is 1-800-851-9777; our facsimile numbers are 1-727-299-1648 (for subaccount transfers only) and 1-727-299-1620 (for all other fax requests). Our administrative office serves as the recipient of all websites (tlic.transamerica.com), telephonic and facsimile transactions, including, but not limited to transfer requests and premium payments made by wire transfer and through electronic credit and debit transactions (e.g., payments through direct deposit, debit transfers, and forms of e-commerce payments). Our hours are Monday – Friday from 8:30 a.m. – 7:00 p.m. Eastern Time. Please do not send any checks, claims, correspondence, or notices to this office; send them to the mailing address.

attained age	The issue age of the person insured, plus the number of completed years since the Policy date (for the initial specified amount) or the date of each increase in specified amount.

base policy	The Transamerica® Freedom Elite Builder II variable life insurance policy without any supplemental riders.

beneficiary(ies)	The person or persons you select to receive the death benefit proceeds from the Policy. You name the primary beneficiary and contingent beneficiary(ies).

cash value	At the end of any valuation period, the sum of your Policy’s value in the subaccounts and the fixed account. If there is a Policy loan outstanding, then the cash value includes any amounts held in our fixed account to secure the Policy loan.

death benefit proceeds	The amount we will pay to the beneficiary(ies) on the insured’s death. We will reduce the death benefit proceeds by the amount of any outstanding loan amount, including any accrued loan interest and, if the insured dies during the grace period, any charges that are due and unpaid.

face amount	The dollar amount of coverage stated in any rider that you may add to your Policy.

fixed account	An allocation option other than the separate account to which you may allocate net premiums and cash value. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate. The fixed account is part of our general account.

free look period	The period during which you may return the Policy and receive a refund as described in this prospectus. The length of the free look period varies by state. The free look period is listed in the Policy.

good order	An instruction that is received by the Company, that is sufficiently complete and clear, along with all forms, information and supporting legal documentation (including any required spousal or joint owner’s consents) so that the Company does not need to exercise any discretion to follow such instruction. All orders to process a withdrawal request, a loan request, a request to surrender your Policy, a fund transfer request, or a death benefit claim must be in good order.

in force	While coverage under the Policy or a supplemental rider, if any, is active and the insured’s life remains insured.

initial premium	The amount you must pay before insurance coverage begins under the Policy. The initial premium is shown on the schedule pages of your Policy.

indebtedness	Outstanding loan payments plus accrued interest at the time your Policy lapsed.

insured	The person whose life is insured by the Policy.

issue age	The insured’s age on his or her birthday on or prior to the Policy date. When you increase the Policy’s specified amount of insurance coverage, the issue age for the new layer of specified amount coverage is

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the insured’s age on his or her birthday on or before the date that the increase in specified amount takes effect. This age may be different from the attained age on other layers of specified amount coverage.

lapse	When life insurance coverage ends and the Policy terminates because you do not have enough net surrender value in the Policy to pay the monthly deductions, the surrender charge and any outstanding loan amount, including accrued loan interest, and you have not made a sufficient payment by the end of a grace period.

loan reserve account	A part of the fixed account to which amounts are transferred as collateral for Policy loans.

mailing address	Our mailing address is 6400 C St. SW, Cedar Rapids, Iowa, 52499-0001. All claims, correspondence and notices must be sent to this address. Premium payments and loan repayments made by check may also be sent to PO Box 429, Cedar Rapids IA 52406-0429.

minimum monthly guarantee premium	The amount shown on the Policy schedule page that we use during the no lapse period to determine whether a grace period will begin. We will adjust the minimum monthly guarantee premium if you change death benefit options, increase or decrease the specified amount, or add, increase or decrease a rider, and you may need to pay additional premiums in order to keep the no lapse guarantee in place. A Policy with the Inflation Fighter Rider Level Premium initially has higher minimum monthly guarantee premiums than a Base Policy, but the minimum monthly guarantee premium does not increase annually. A grace period will begin whenever your net surrender value is not enough to meet monthly deductions and the no lapse guarantee is no longer in effect.

mutual fund company(ies)	A management investment company registered with the SEC. The Policy allows you to invest in the portfolio companies (also known as underlying fund portfolios) of the mutual fund companies through our subaccounts.

Monthiversary	This is the day of each month when we determine policy charges and deduct them from cash value. It is the same date each month as the Policy date. If there is no valuation date in the calendar month that coincides with the Policy date, the Monthiversary is the next valuation date.

monthly deductions	The monthly policy charge, plus the monthly cost of insurance, plus the monthly per unit charge, plus the monthly charge for any riders added to your Policy, all of which are deducted from the Policy’s cash value on each Monthiversary.

mortality and expense risk charge	This charge is a daily deduction from each subaccount that is taken before determining the unit value of that subaccount.

net premium	The part of your premium that we allocate to the fixed account or the subaccounts. The net premium is equal to the premium you paid minus the premium expense charge.

net surrender value	The amount we will pay you if you surrender the Policy while it is in force. The net surrender value on the date you surrender is equal to: the cash value, minus any surrender charge as of such date, minus any outstanding loan amount and minus any accrued loan interest.

no lapse date	For a Policy with issue ages 0-60, the no lapse date is the 20th Policy anniversary or the insured’s attained age 65, whichever is earlier. For a Policy with issue ages 61-85, the no lapse date is the 5th Policy anniversary. The no lapse date is specified in your Policy.

no lapse period	The period of time between the Policy date and the no lapse date during which the Policy will not lapse as long as certain conditions are met.

NYSE	The New York Stock Exchange.

planned periodic premium	A premium payment you make in a level amount at a fixed interval over a specified period of time.

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Policy	The Transamerica® Freedom Elite Builder II flexible premium variable life insurance policy, a contract between us and you that describes the terms of your life insurance policy.

Policy date	The date generally when our underwriting process is complete, full life insurance coverage goes into effect, the initial premium payment has been received, and we begin to take the monthly deductions. The Policy date is shown on the schedule pages of your Policy. If you request, we may backdate a Policy by assigning a Policy date earlier than the date the Policy is issued. We measure Policy months, years, and anniversaries from the Policy date.

portfolio company(ies)	Investment options made available by mutual fund companies under the Policy. Also referred to as underlying fund portfolio(s).

premium expense charge	The charge that is deducted from each premium payment before determining the net premium that will be credited to the cash value.

premiums	All payments you make under the Policy other than loan repayments.

reallocation account	That portion of the fixed account where we hold the net premium(s) from the record date until the reallocation date.

reallocation date	The date we reallocate all cash value held in the reallocation account to the fixed account and /or subaccounts you selected on your application. We place your net premium in the reallocation account only if your state requires us to return the full premium in the event you exercise your free look right. In those states we set the reallocation date to coincide with the free look period that is applicable to your Policy plus a margin of five days for Policy delivery. In all other states, the reallocation date is the later of the Policy date or the record date.

record date	The date we record your Policy on our books and your Policy is issued. The record date is generally the Policy date, unless the Policy is backdated.

separate account	The WRL Series Life Account. It is a separate investment account that is divided into subaccounts. We established the separate account to receive and invest net premiums under the Policy and other variable life insurance policies we issue.

specified amount (may be referred to as “face amount” in riders)	The initial specified amount of life insurance that you have selected is shown on the Base Policy’s schedule pages that you receive when the Policy is issued. The in force specified amount is the initial specified amount, adjusted for any increases or decreases in the Base Policy’s specified amount (including any increase in specified amount generated by the Inflation Fighter Rider Level Premium). Other events such as a request to increase or decrease the specified amount, change in death benefit option or a cash withdrawal (if you choose Option A or if you choose Option C death benefit and the insured is attained age 71 or greater) may also affect the specified amount in force.

subaccount	A subdivision of the separate account that invests exclusively in shares of one Portfolio Company.

surrender charge	If, during the first 10 policy years (or during the 10-year period subsequent to an increase in specified amount), you fully surrender the Policy, then we will deduct a surrender charge from your cash value.

termination	When the insured’s life is no longer insured under the Policy or any rider, and neither the Policy (nor any rider) is in force.

valuation date	Each day the New York Stock Exchange is open for normal trading. Transamerica is open for business whenever the New York Stock Exchange is open. Please Note: Any day that Transamerica is open for business, but the New York Stock Exchange is not open for normal trading, is not considered a valuation date.

valuation period	The period of time over which we determine the change in the value of the subaccounts. Each valuation period begins at the close of normal trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time on each valuation date) and ends at the close of normal trading of the New York Stock Exchange on the next valuation date.

we, us, our, the Company (Transamerica)	Transamerica Life Insurance Company.

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written notice	The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete and in good order, it must: (1) be in a form we accept; (2) contain the information and documentation that we determine we need to take the action you request; and (3) be received at our mailing address.

you, your (owner or policyowner)	The person entitled to exercise all rights as owner under the Policy.

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IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY

FEES AND EXPENSES				Location in Prospectus
Charges for Early Withdrawals

If you withdraw (or surrender) money from your Policy during the first 15 Policy years, you will be assessed a surrender charge. You will also be assessed a surrender charge if you withdraw money from your Policy during the 15-year period following any increase in the Policy’s specified amount. The maximum surrender charge is 26.5% up to the guideline premium plus 4.2% of premium paid in excess of the guideline premium.

For example, if you purchased a Policy with an initial specified amount of $100,000 and were to withdraw $50,000 during the surrender charge period (and assuming that the Policy’s specified amount had not been increased), the maximum surrender charge would be $13,250 assuming no premium was paid in excess of the guideline premium.

Fee Tables Charges and Deductions
Transaction Charges

In addition to surrender charges for early withdrawals, you may also be charged for other transactions. There may be front-end loads on premium payments, charges for transfers between investment options, and administrative charges for withdrawals.

We reserve the right to deduct a charge for special services, including overnight delivery and wire service fees.

Charges and Deductions Cash Withdrawals
Ongoing Fees and Expenses (annual charges)

In addition to surrender charges and transaction charges, an investment in the Policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the Policy and the cost of optional benefits available under the Policy, and that such fees and expenses are set based on characteristics of the insured (e.g., age, sex, and rating classification). You should view the schedule page of your Policy for rates applicable to your Policy.

These fees and expenses do not reflect any advisory fees paid to financial intermediaries from the Policy Value or other assets of the owner ; if such charges were reflected, your fees and expenses would be higher.

You will also bear expenses associated with the portfolios under the Policy to which you have allocated cash value, as shown in the following table:

Fee Tables Charges and Deductions Appendix: Portfolios Available Under the Policy.
	Annual Fee	Minimum	Maximum
	Portfolio Company [1] (fund fees and expenses)	0.15%	2.41%
[1] As a percentage of Portfolio Company assets.
RISKS				Location in Prospectus
Risk of Loss	You can lose money by investing in this Policy, including loss of principal.			Principal Risks of Investing in the Policy
Not a Short-Term Investment

This Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash.

The Policy is designed to help meet long-term financial objectives by paying a death benefit to family members or other beneficiaries. The benefits of tax deferral also mean the Policy is more beneficial to investors with a long-term investment horizon. You may pay substantial charges if you take withdrawals or fully surrender the Policy during the surrender charge period.

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Risks Associated with Investment Options

•  An investment in the Policy is subject to the risk of poor investment performance. The investment performance of your Policy can vary depending on the performance of the investment options that you choose.

•  Each investment option (including the fixed account option) has its own unique risks.

•  You should review the investment options carefully before making an investment decision.

Insurance Company Risks	An investment in the Policy is subject to the risks related to Transamerica. Any obligations (including under the fixed account option), guarantees, and benefits under the Policy are subject to our claims-paying ability. More information about Transamerica, including our financial strength ratings, is available by visiting tlic.transamerica.com or calling toll-free (800) 851-9777.	Principal Risks of Investing in the Policy
Contract Lapse

Insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest may cause the Policy to lapse. There are costs associated with reinstating a lapsed Policy. Death benefits will not be paid if the Policy has lapsed.

RESTRICTIONS		Location in Prospectus
Investments

•  There may be a $25 charge for each transfer in excess of 12 transfers per Policy year.

•  Transfers from the fixed account option may be subject to significant restrictions related to the number of transfers per Policy Year and amounts transferred.

•  The fixed account option may not be available for investment depending on when you applied for your Policy and where it was issued.

•  We reserve the right to remove or substitute portfolios as investment options under the Policy.

Fee Tables The Fixed Account State Variations Addition, Deletion, or Substitution of Portfolios
Optional Benefits

•  Supplemental insurance benefits are available only to insureds within certain age ranges, are subject to minimum and/or maximum specified amounts, and are subject to termination conditions.

•  Certain benefits cannot be elected after Policy purchase.

•  Certain benefits cannot be elected in combination with other benefits.

•  We may stop offering an optional benefit at any time.

•  If you elect to pay third party advisory fees from your contract value, then this deduction will reduce the death benefits and other guaranteed benefits and may be subject to a federal and state income tax and a 10% federal penalty tax.

Other Benefits Under the Policy Third Party Asset Allocation Services
TAXES		Location in Prospectus
Tax Implications

•  You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy.

•  If you purchased the Policy through a tax-qualified plan or individual retirement account (IRA), you do not get any additional tax deferral.

•  Earnings on your Policy are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59 1⁄2.

Federal Income Tax Considerations

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	CONFLICT OF INTEREST	Location in Prospectus
Investment Professional Compensation	Your investment professional may receive compensation for selling this Policy to You, in the form of commissions, additional cash benefits (e.g., bonuses), and non-cash compensation. Our affiliate, Transamerica Capital, Inc. (“TCI”) is the principal underwriter, may share the revenue we earn on this Policy with Your investment professional’s firm. In addition, we may pay all or a portion of the cost of affiliates’ operating and other expenses. Our affiliate, Transamerica Capital, Inc. (“TCI”) is the principal underwriter, may share the revenue we earn on this Policy with Your investment professional’s firm. In addition, we may pay all or a portion of the cost of affiliates’ operating and other expenses. This conflict of interest may influence Your investment professional to recommend this Policy over another investment for which the investment professional is not compensated or compensated less.	Revenues We Receive Compensation to Broker-Dealers Who Sold the Policies
Exchanges	Some investment professionals may have a financial incentive to offer you a new policy in place of the one you already own. You should only exchange your Policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own your existing Policy.	Compensation to Broker-Dealers Who Sold the Policies Tax-Free Section 1035 Exchanges

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OVERVIEW OF THE POLICY

Purpose of the Policy

The Policy gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred accumulation of assets. You can accumulate assets by allocating your cash value among the investment options that are available under the Policy. The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for you. The Policy may be appropriate for you if you have the financial ability to keep it in force for a substantial period of time. It is not intended for people who may need to make early or frequent withdrawals. You should consider the Policy in conjunction with other insurance that you own.

The Policy is or may be available through third party financial intermediaries who charge advisory fees for their services. This fee is in addition to contract fees and expenses if the policyowner elects to pay the advisory fee from his/her Policy. If the policyowner elects to pay advisory fees from their Policy, then this deduction: (i) will reduce the death benefits and other guaranteed benefits; (ii) may be subject to federal and state income taxes; and (iii) may be subject to a 10% federal penalty tax.

Premiums

After you make your required initial premium payment, you generally have flexibility to determine the frequency and amount of the premiums you pay under the Policy. The Policy allows you to make planned periodic premium payments if you wish. We may require premium payments to be at least $50 (or at least $1,000 if by wire transfer, or at least $75 if by monthly direct deposit). Your ability to make premium payments may be restricted under your Policy based on the federal tax laws.

Payment of insufficient premiums may result in a lapse of your Policy. Even if you make planned periodic premium payments, you may be required to pay extra premiums to prevent a lapse.

To help you accumulate assets, you can invest your premium payments in the Policy’s portfolio options and/or fixed account option (if available).

•

Portfolio Options. Each portfolio option invests in a portfolio of an underlying mutual fund company. Each such portfolio has its own investment objective, strategies, and risks; investment adviser(s); expenses; and performance history.

Additional information about each portfolio company is provided in an appendix to this prospectus. See “Appendix: Portfolio Companies Available Under the Policy.”

•	Fixed Account Option. The fixed account option guarantees principal and a minimum interest rate (at least 4% annually).

Policy Features

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Flexibility. The Policy is designed to be flexible to meet your specific circumstances and life insurance needs. Within certain limits, you can choose the timing, amount and frequency of premium payments, change your death benefit option, increase or decrease the amount of life insurance coverage, change the beneficiary, transfer cash value among investment options, take a loan against the Policy, and take cash withdrawals or surrender the Policy.

•	Life Insurance Coverage. You select the amount of life insurance coverage under your Policy. The minimum coverage is generally $50,000.

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Conditional No Lapse Guarantee. The Policy has a conditional no lapse guarantee. During the no lapse guarantee period, your Policy will not lapse even if your Policy’s cash value is too low to pay the monthly deductions, provided that you have paid and/or continue to pay a certain amount of minimum premiums.

•

Death Benefit. If the insured dies while the Policy is in force, we will pay a death benefit to the named beneficiary or beneficiaries, subject to the terms of the Policy. The amount of the death benefit generally depends on your Policy’s life insurance coverage, the death benefit option that you select, your Policy’s cash value, and any supplemental life insurance benefits that you have purchased.

We offer two death benefit options under the Policy, each calculating the death benefit differently. When selecting a death benefit option, you must also choose between two federal income tax compliance tests used to calculate the minimum death benefit (the “Guideline Premium Test” and “Cash Value Accumulation Test”). The test you choose will generally depend on

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the amount of premiums you wish to pay relative to your desired death benefit. While you may generally change death benefit options, you may not change your chosen federal income tax compliance test.

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Tax Treatment. You can transfer cash value between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed only if you make a surrender or withdrawal. The Policy is designed so that the death benefit generally should not be taxable income to the beneficiary or beneficiaries.

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Accessing Your Money. You have access to your money under the Policy. You can surrender your Policy for its surrender value at any time, although doing so will terminate the Policy. After the first Policy year, you may withdraw a portion of your Policy’s surrender value, subject to certain restrictions. If you surrender your Policy or take partial withdrawals, you may have to pay significant surrender charges and/or income taxes, including a tax penalty if you are younger than age 59 1⁄2.

•

Loans. After the first Policy year, you may borrow money from the Policy against the Policy’s cash value. You can repay a loan (including accrued interest) at any time while the Policy is in force. An outstanding loan reduces the death benefit and your Policy’s cash value.

•	Optional Supplemental Benefit Riders. For an additional charge, you can purchase or exercise certain supplemental benefits under the Policy, including:

•	An accelerated death benefit if the insured is terminally ill (Terminal Illness Accelerated Death Benefit Rider);

•	Additional term life insurance coverage on your life (Primary Insured Rider and Primary Insured Rider Plus);

•	Life insurance coverage on your spouse or dependent child (Other Insured Rider);

•	Life insurance coverage on your children (Children’s Insurance Rider);

•	Additional life insurance coverage on your life in the event of an accident (Accidental Death Benefit Rider);

•	A waiver of monthly deductions (Disability Waiver Rider) plus income payments (and Income Rider) if you become disabled; and

•	Automatic scheduled increases in coverage (Inflation Fighter Rider Level Premium).

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Dollar Cost Averaging and Asset Rebalancing. At no additional charge, you may select dollar cost averaging, which automatically transfers a specific amount of cash value from a money market portfolio option to other portfolio options you have selected at set intervals over a specific period of time. Also at no additional charge, you may select asset rebalancing, which automatically rebalances the portfolio options you select at set intervals to maintain your chosen mix of portfolio options.

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Policy. These fees and expenses do not reflect any advisory fees paid to financial intermediaries from the Policy Value or other assets of the owner; if such charges were reflected, the fees and expenses would be higher. Please refer to your Policy schedule page for information about the specific fees you will pay each year based on the options you have elected.

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The first table describes the fees and expenses that you will pay at the time that you buy the Policy, pay premiums, surrender or make withdrawals from the Policy, or transfer cash value between investment options

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]

Premium Charges	Upon payment of each premium

Maximum Sales Charge Imposed On Premiums (Load) (“premium expense charge”)		First 10 Policy years = 6.0% of each premium payment; and 2.5% of premiums in Policy years 11+	First 10 Policy years = 6.0% of each premium payment; and 2.5% of premiums in Policy years 11+

Premium Collection Charge		$2.00 per premium payment	$2.00 per premium payment

Cash Withdrawal Charge[2]	Upon withdrawal	2.0% of the amount withdrawn, not to exceed $25	2.0% of the amount withdrawn, not to exceed $25

1The Company reserves the right at any time to change the current charge but never to a level that exceeds the guaranteed charge.

2When we incur the expense of expedited delivery of your partial withdrawal or complete surrender payment, we currently assess the following additional administrative charges: $20 for overnight delivery ($30 for Saturday delivery); and $50 for wire service. You can obtain further information about these administrative charges by contacting our administrative office.

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Transaction Fees

Amount Deducted

Charge	When Charge is Deducted	Guaranteed Charge	Current Charge[1]

Maximum Deferred Sales Charge (Load)[3] (“surrender charge”)	Upon full surrender of the Policy during the first 15 Policy years and first 15 years after any increase

1. Deferred Issue Charge Component:		$5.00 per $1,000 of initial specified amount	$5.00 per $1,000 of initial specified amount

2. Deferred Sales Charge Component:		A percentage of total premiums paid	A percentage of total premiums paid

Maximum Charge		26.5% up to the guideline premium plus 4.2% of premium paid in excess of the guideline premium[4,5]	26.5% up to the guideline premium plus 4.2% of premium paid in excess of the guideline premium[4,5]

Minimum Charge		26.5% up to the guideline premium plus 2.0% of premium paid in excess of the guideline premium[5,6]	26.5% up to the guideline premium plus 2.0% of premium paid in excess of the guideline premium[5,6]

Charge during first 10 Policy years for a male, issue age 34, in ultimate select non-tobacco use class[7]		26.5% up to the guideline premium plus 4.2% of premium paid in excess of the guideline premium[5]	26.5% up to the guideline premium plus 4.2% of premium paid in excess of the guideline premium[5]

Transfer Charge[8]	Upon transfer	$10 for each transfer in excess of 12 per Policy year	$10 for each transfer in excess of 12 per Policy year

Terminal Illness Accelerated Death Benefit Rider[9]	When rider is exercised	Discount Factor	Discount Factor

3The surrender charge is equal to the sum of the Deferred Issue Charge and the Deferred Sales Charge multiplied by the Surrender Charge Percentage. The Deferred Issue Charge component of the surrender charge is assessed on the initial specified amount stated in your Policy and any later increase in specified amount in effect at the time of surrender. The Deferred Sales Charge component of the surrender charge is based upon the issue age and sex of each individual insured, and the total premiums paid up to and in excess of the guideline premium shown in your Policy. The Surrender Charge Percentage varies with the insured’s issue age, sex, and number of years the Policy has been in force. The Surrender Charge Percentage on a Policy where a male insured’s issue age is less than 66 (and a female insured’s issue age is under 71), is 100% for the first 10 Policy years then decreases at the rate of 20% each Policy year until it reaches zero at the end of the 15th Policy year. For a Policy where a male insured’s issue age is greater than 65 (and a female insured’s issue age is greater than 70), the Surrender Charge Percentage is 100% for the first several Policy years (3 to 9 depending on issue age and sex) and then declines to zero at the end of the 15th Policy year. The surrender charges shown in the table may not be typical of the charges you will pay. You can obtain more detailed information about the surrender charges that apply to you by contacting your registered representative.

4This maximum charge is based on an insured with the following characteristics: male, issue age 55. This maximum charge may also apply to insureds with other characteristics.

5The guideline premium is a designated premium that varies by issue age, sex, underwriting class, death benefit option, and specified amount. It is shown on your Policy schedule page.

6This minimum charge is based on an insured with the following characteristics: male, issue age 75. This minimum charge may also apply to insureds with other characteristics

7 Because we no longer offer this version of WRL Freedom Equity Protector, the information regarding the “representative insured” has not been updated since sales terminated in 2003.

8The first 12 transfers per Policy year are free.

9 We do not assess an administrative charge for this rider, however, if the rider is exercised, we do reduce the single sum benefit by a discount factor to compensate us for income lost due to early payment of the death benefit. The discount factor is equal to the Applicable Federal Interest Rate or the Policy loan interest rate expressed in arrears, whichever is greater, (“discount factor”). For a complete description of the Terminal Illness Accelerated Death Benefit Rider, please refer to the section entitled “Terminal Illness Accelerated Death Benefit Rider” in this prospectus.

The table below describes the types of fees and expenses that you will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.

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Periodic Charges Other Than Portfolio Operating Expenses

Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]

Monthly Policy Charge	Monthly, on the Policy date and on each Monthiversary.	$5.00 per month	$5.00 per month

Cost of Insurance[10] (without Extra Ratings)[11]	Monthly, on the Policy date and on each Monthiversary until the insured reaches attained age 95

Maximum Charge[12]		$24.85 per $1,000 of net amount at risk per month[13]	$21.12 per $1,000 of net amount at risk per month[13]

Minimum Charge[14]		$0.06 per $1,000 of net amount at risk per month[13]	$0.05 per $1,000 of net amount at risk per month[13]

Charge for a male insured, issue age 34, in the ultimate select non-tobacco use class, in Policy year 5[7]		$0.17 per $1,000 of net amount at risk per month[13]	$0.14 per $1,000 of net amount at risk per month[13]

Mortality and Expense Risk Charge	Daily	Annual rate of 0.90% of average daily net assets of each subaccount in which you are invested	Annual rate of 0.90% of average daily net assets of each subaccount in which you are invested

Loan Interest Spread[16]	On Policy anniversary[15]	1.49% (effective annual rate, after rounding)	0.74% (effective annual rate, after rounding)

10Cost of insurance charges are based on a number of factors, including, but not limited to: the insured’s issue age, sex and underwriting class, the Policy’s specified amount, Policy year, and the net amount at risk. Cost of insurance rates generally will increase each year with the age of the insured. The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.

11We may place insureds in substandard underwriting classes with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured possesses additional mortality risks, we may add a surcharge to the cost of insurance rates up to a total charge of $83.33 monthly per $1,000 of net amount at risk.

12This maximum charge is based on an insured with the following characteristics: male, issue age 75, standard tobacco underwriting class and in the 20th Policy year. This maximum charge may also apply to insureds with other characteristics.

13The net amount at risk equals the death benefit on a Monthiversary minus the cash value on such Monthiversary.

14This minimum charge is based on an insured with the following characteristics: female, issue age 10, and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

15While a Policy loan is outstanding, loan interest is payable in advance on each Policy anniversary. If before the next Policy anniversary, there is a loan repayment, Policy lapse or surrender, Policy termination, or the insured’s death, we will refund the amount of any loan interest we charged in advance for the period between the date of any such occurrence above and the next Policy anniversary.

16The Loan Interest Spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to your loan reserve account. For Policies issued on or after May 1, 1994 (or the date given in any of the following states: Idaho – May 24, 1994; Montana – May 20, 1994; Rhode Island – May 19, 1994; Oregon – June 27, 1994; Minnesota – December 28, 1994; Vermont – February 21, 1996; Puerto Rico – April 18, 1997; New Jersey – April 13, 1995; District of Columbia – November 23, 1998; and Guam – February 11, 1998), we charge you an annual interest rate on a Policy loan of 5.2% in advance (5.49% effective annual interest rate) on each Policy anniversary. We will also rrently credit the amount in the loan reserve account with an effective annual interest rate of 4.75% (4.0% minimum guaranteed). For Policies issued before May 1, 1994, we charge you an annual interest rate on a Policy loan of 7.4% in advance (8.00% effective annual interest rate) on each Policy anniversary. We will also credit the amount in the loan reserve account with an effective annual interest rate of 6.75% (4.0% minimum guaranteed)

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Periodic Charges Other Than Portfolio Operating Expenses

Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]

Optional Rider Charges: [17]

Accidental Death Benefit Rider	Monthly, on the Policy date and on each Monthiversary until the insured reaches attained age 70

Maximum Charge[18]		$0.18 per $1,000 of rider face amount per month	$0.18 per $1,000 of rider face amount per month

Minimum Charge[19]		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month

Charge for a male insured, issue age 34, Policy year 5[7]		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month

Disability Waiver Rider[20]	Monthly, on the Policy date and on each Monthiversary until the insured reaches attained age 60

Maximum Charge[21]		$0.39 per $1,000 of the Policy’s net amount at risk per month[13]	$0.39 per $1,000 of the Policy’s net amount at risk per month[13]

Minimum Charge[22]		$0.03 per $1,000 of the Policy’s net amount at risk per month[13]	$0.03 per $1,000 of the Policy’s net amount at risk per month[13]

Charge for a male insured, issue age 34, Policy year 10[7]		$0.05 per $1,000 of the Policy’s net amount at risk per month[13]	$0.05 per $1,000 of the Policy’s net amount at risk per month[13]

17 Optional rider costs of insurance charges are based on a number of factors, including, but not limited to: each insured’s attained age and rider face amount. The cost of insurance rates shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about this rider by contacting your registered representative.

18 This maximum charge is based on an insured with the following characteristics: male, issue age 50, and in the 20th Policy year. This maximum charge may also apply to insureds with other characteristics.

19 This minimum charge is based on an insured with the following characteristics: male, issue age 45, and in the first Policy year.

20 Disability Waiver charges are based on the primary insured’s issue age, sex and net amount at risk. The charges shown are for base Policy only (no riders and benefits). The addition of other riders and benefits would increase these charges. This charge does not vary once it is added to the Policy. The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more information about these riders by contacting your registered representative.

21 This maximum charge is based on an insured with the following characteristics: female, issue age 55. This maximum charge may also apply to insureds with other characteristics.

22 This minimum charge is based on an insured with the following characteristics: male, issue age 25. This minimum charge may also apply to insureds with other characteristics.

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Periodic Charges Other Than Portfolio Operating Expenses

Optional Rider Charges (continued):

Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]

Disability Waiver and Income Rider[23]	Monthly, on the Policy date and on each Monthiversary until the insured reaches attained age 60

Maximum Charge[24]		$0.86 per $10 monthly rider units	$0.86 per $10 monthly rider units

Minimum Charge[25]		$0.20 per $10 monthly rider units	$0.20 per $10 monthly rider units

Charge for a male insured, issue age 34, in Policy year 5[7]		$0.27 per $10 monthly rider units	$0.27 per $10 monthly rider units

Children’s Insurance Rider[26]	Monthly, on the Policy date and on each Monthiversary until the Monthiversary after the insured child reaches his/her 25th birthday or until the death of the last child dies	$0.60 per $1,000 of rider face amount per month	$0.60 per $1,000 of rider face amount per month

Other Insured Rider[27] (without Extra Ratings)[11]	Monthly, on the Policy date and on each Monthiversary until the other insured reaches attained age 95

Maximum Charge[12]		$24.85 per $1,000 of rider face amount per month	$21.12 per $1,000 of rider face amount per month

Minimum Charge[14]		$0.06 per $1,000 of rider face amount per month	$0.06 per $1,000 of rider face amount per month

Charge for male insured, issue age 38, in Policy year 5[7]		$0.22 per $1,000 of rider face amount per month	$0.19 per $1,000 of rider face amount per month

23The charge for this rider is based on the base insured’s issue age, sex and number of units of monthly disability income selected.

24 This maximum charge is based on an insured with the following characteristics: female, issue age 55. This maximum charge may also apply to insureds with other characteristics.

25 This minimum charge is based on an insured with the following characteristics: male, issue age 27. This minimum charge may also apply to insureds with other characteristics.

26 The charge for this rider is based on the rider face amount and the cost per $1,000 does not vary.

27 Rider charges are cost of insurance charges that are based on each other insured’s issue age, sex, underwriting class, Policy year, and the rider face amount. Cost of insurance rates for this rider generally will increase each year with the age of the other insured. The cost of insurance rates shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about this rider by contacting your registered representative.

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Periodic Charges Other Than Portfolio Operating Expenses

Optional Rider Charges (continued):

Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]

Primary Insured Rider[27] (without Extra Ratings)[11]	Monthly, on the Policy date and on each Monthiversary until the insured reaches attained age 90

Maximum Charge[28]		$18.46 per $1,000 of rider face amount per month	$14.91 per $1,000 of rider face amount per month

Minimum Charge[14]		$0.06 per $1,000 of rider face amount per month	$0.05 per $1,000 of rider face amount per month

Charge for a male insured, issue age 34, in Policy year 5 [7]		$0.17 per $1,000 of rider face amount per month	$0.12 per $1,000 of rider face amount per month

Primary Insured Plus Rider[27] (without Extra Ratings)[11]	Monthly, on the Policy date and on each Monthiversary until the insured reaches attained age 85

Maximum Charge		$13.54 per $1,000 of rider face amount per month[29]	$10.93 per $1,000 of rider face amount per month[30]

Minimum Charge		$0.08 per $1,000 of rider face amount per month[31]	$0.04 per $1,000 of rider face amount per month[32]

Charge for a male insured, issue age 34, in Policy year 5[7]		$0.17 per $1,000 of rider face amount per month	$0.07 per $1,000 of rider face amount per month

28 This maximum charge is based on an insured with the following characteristics: male, issue age 70, standard tobacco use class and in the 15th Policy year. This maximum charge may also apply to insureds with other characteristics.

29 This maximum charge is based on an insured with the following characteristics: male, issue age 75, standard tobacco use class and in the 10th Policy year. This maximum charge may also apply to insureds with other characteristics.

30This maximum charge is based on an insured with the following characteristics: male, issue age 70, standard tobacco underwriting class and in the 15th Policy year. This maximum charge may also apply to insureds with other characteristics.

31This minimum charge is based on an insured with the following characteristics: female, issue age 18, non-tobacco use class and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

32This minimum charge is based on an insured with the following characteristics: female, issue age 29, ultimate select non-tobacco use class and first Policy year. This minimum charge may also apply to insureds with other characteristics.

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RANGE OF EXPENSES FOR THE PORTFOLIO COMPANIES

The next table shows the minimum and maximum total operating expenses charged by the portfolios that you may pay periodically during the time that you own the Policy. A complete list of the portfolios available under the Policy, including their annual expenses, may be found under “Appendix: Portfolios Available Under the Policy.”

	Minimum	Maximum

Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.15%	2.41%

Net Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses, after contractual waiver of fees and expenses)[3]	0.15%	1.68%

1 The portfolio operating expenses used to prepare this table were provided to Transamerica by the mutual fund companies. The operating expenses shown are those incurred for the year ended December 31, 2021 Current or future expenses may be greater or less than those shown.

2 The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for the portfolios that require a portfolio’s investment adviser to reimburse or waive portfolio operating expenses through at least April 30, 2023

PRINCIPAL RISKS OF INVESTING IN THE POLICY

Long-term Financial Planning

The Policy is designed to help meet long-term financial objectives by paying a death benefit to family members and/or other named beneficiaries. The Policy is not suitable as a short-term savings vehicle. The Policy may not be the right kind of policy if you plan to withdraw money or surrender the Policy for short-term needs. A charge may be assessed on withdrawals. You may pay a substantial charge if you surrender your Policy. See the section of this prospectus entitled “Fee Tables” and refer to your Policy for charges assessed when taking cash withdrawals or surrendering your Policy.

Please discuss your insurance needs and financial objectives with your registered representative.

Risk of an Increase in Current Fees and Expenses

Certain fees and expenses are currently assessed at less than their guaranteed maximum levels. In the future, these charges may be increased up to the guaranteed (maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

Advisory Fee Risk.

The Policy is or may be available through third party financial intermediaries who charge advisory fees for their services. This fee is in addition to contract fees and expenses if the policyowner elects to pay the advisory fee from his/her Policy. If the policyowner elects to pay advisory fees from their Policy, then this deduction: (i) will reduce the death benefits and other guaranteed benefits; (ii) may be subject to federal and state income taxes; and (iii) may be subject to a 10% federal penalty tax.

Investment Risks

If you invest your Policy’s cash value in one or more subaccounts, then you will be subject to the risk that investment performance of the subaccounts will be unfavorable and that your cash value will decrease. Also, we deduct Policy fees and charges from your cash value, which can significantly reduce your cash value. During times of poor investment performance, this deduction will have an even greater impact on your cash value. You could lose everything you invest and your Policy could lapse without value unless you pay additional premiums. If you allocate premiums to the fixed account, we credit your fixed account value with interest at a rate declared by us. You assume the risk that the interest rate on the fixed account may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 4%.

Risks of Managing General Account Assets

The general account assets of Transamerica Life Insurance Company (“TLIC,” “Transamerica,” the “Company”) are used to support the payment of the death benefit under the Policies. To the extent that Transamerica is required to pay amounts in addition to the Policy’s subaccount value under the death benefit, such amounts will come from general account assets. You should be aware that the general account assets are exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk, and are also subject to the claims of Transamerica’s general creditors. Transamerica’s financial

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statements contained in the Statement of Additional Information include a further discussion of risks inherent in the general account investments.

Premium Payments

Federal tax laws limit the premium payments you can make in relation to your Policy’s Death Benefit. We may refuse all or part of a premium payment that you make, or remove all or part of a premium from your Policy and return it to you with earnings under certain circumstances to maintain qualification of the Policy as a life insurance contract for federal income tax purposes. Please refer to the section in this prospectus entitled “Premiums” for more details.

Lapse

Your Policy will stay in force as long as the net surrender value is sufficient to cover your monthly deductions and Policy charges, or as long as the no lapse guarantee is in effect. Insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest may cause your Policy to lapse – which means you will no longer have insurance coverage. A Policy lapse may have adverse tax consequences. There are costs associated with reinstating a lapsed Policy. For a detailed discussion of your Policy’s Lapse and Reinstatement provisions, please refer to the section of this prospectus entitled “Policy Lapse and Reinstatement.”

Withdrawals And Loans

Making a withdrawal or taking a loan may:

●	Reduce your Policy’s specified amount.
●	Reduce the death benefit proceeds paid to your beneficiary.
●	Make your Policy more susceptible to lapsing.
●	Trigger federal income taxes and possibly a penalty tax.

Cash withdrawals will reduce your cash value. Withdrawals, especially those taken during periods of poor investment performance by the subaccounts, could considerably reduce or eliminate some benefits or guarantees of the Policy. Federal income taxes and a penalty tax may apply to loans, cash withdrawals and surrenders. Please see the section of this prospectus entitled “Federal Income Tax Considerations.”

Be sure to plan carefully before using these Policy benefits. For a detailed description of withdrawals and loans, and any associated risks, please see the sections of this prospectus entitled “Surrenders and Cash Withdrawals – Cash Withdrawals” and/or “Loans.”

Surrenders

If you surrender your Policy during the first 15 Policy years (or during the 15 year period following an increase in specified amount) you will pay a surrender charge. The surrender charge may be significant. Federal income tax and/or a penalty tax may also apply. Please see the section of this prospectus entitled “Federal Income Tax Considerations.”

Tax Consequences Of Withdrawals, Surrenders And Loans

You may be subject to income tax if you take any withdrawals or surrender the Policy, or if your Policy lapses and you have not paid any outstanding Policy indebtedness. If your Policy is a Modified Endowment Contract (“MEC”), cash withdrawals, surrenders, assignments, pledges, and loans that you receive or make during the life of the Policy may be taxable and subject to a federal tax penalty equal to 10% of the taxable amount if taken prior to reaching age 59 1⁄2 or older. Note: If you have not repaid a loan prior to surrender, the loan will be treated as a distribution upon surrender and taxed accordingly. Other tax issues to consider when you own a life insurance policy are described in more detail in the section of this prospectus entitled “Federal Income Tax Considerations.”

Note: You should consult with your own qualified tax professional to apply the law to your particular circumstances.

Portfolio Risks

You bear the risk of any decline in the Policy Value caused by the performance of the underlying fund portfolio held by the Subaccounts. A comprehensive discussion of the risks of each underlying fund portfolio may be found in each Portfolio Company’s prospectuses. There is no assurance that any portfolio will meet its investment objective. Please refer to these prospectuses for more information.

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Insurance Company Insolvency

It is possible that we could experience financial difficulty in the future and even become insolvent, and therefore unable to provide all of the guarantees and benefits that exceed the assets in the Separate Account that we promise.

Cyber Security And Business Continuity Risks

Our operations support complex transactions and are highly dependent on the proper functioning of information technology and communication systems. Any failure of or gap in the systems and processes necessary to support complex transactions and avoid systems failure, fraud, information security failures, processing errors, cyber intrusion, loss of data, and breaches of regulation may lead to a materially adverse effect on our administration of the Policy. We cannot assure you that interruptions, failures, or breaches in security of these processes and systems will not occur, or if they do occur, that they can be timely detected and remediated. Also, our business operations may be adversely affected by volatile natural and man-made disasters, including (but not limited to) hurricanes, earthquakes, terrorism, civil unrest, military action, fires and explosions, pandemic diseases, and other catastrophes. Such events may impact the availability and capacity of our key personnel and may have a materially adverse effect on our administration of the Policy. See “Non-Principal Risks of Investing in the Policy” in the SAI for additional information.

Business Continuity

Our business operations may be adversely affected by volatile natural and man-made disasters, including (but not limited to) hurricanes, earthquakes, terrorism, civil unrest, geopolitical disputes, military action, fires and explosions, pandemic diseases, and other catastrophes (“Catastrophic Events”). Over the past several years, changing weather patterns and climatic conditions have added to the unpredictability and frequency of natural disasters in certain parts of the world. To date, the COVID-19 pandemic has caused significant uncertainty and disruption to governments, business operations, and consumer behavior on a global scale. Such uncertainty as to future trends and exposure may lead to financial losses to our businesses. Furthermore, Catastrophic Events may disrupt our operations and result in the loss of, or restricted access to, property and information about Transamerica and its clients. Such events may also impact the availability and capacity of our key personnel. If our business continuity plans do not include effective contingencies for Catastrophic Events, we may experience business disruption, damage to corporate reputation, and damage to financial condition for a prolonged period of time.

TRANSAMERICA, THE SEPARATE ACCOUNT, THE FIXED ACCOUNT AND THE PORTFOLIOS

Transamerica Life Insurance Company

Transamerica Life Insurance Company, located at 6400 C Street SW, Cedar Rapids, Iowa 52499, is the insurance company issuing the Policy.

We are engaged in the sale of life insurance and annuity policies. Transamerica Life Insurance Company was incorporated under the laws of the State of Iowa on April 19, 1961 as NN Investors Life Insurance Company, Inc, and is licensed in the District of Columbia, Guam, Puerto Rico, and the U.S. Virgin Islands and all states except New York. We are a wholly owned indirect subsidiary of Transamerica corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by Aegon N.V. of The Netherlands, the securities of which are publicly traded. Aegon N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business.

All obligations arising under the policies, including the promise to make annuity payments, are general corporate obligations of ours and subject to our claims paying ability. Accordingly, no financial institution, brokerage firm or insurance agency is responsible for our financial obligations arising under the policies.

Financial Condition of the Company

We pay benefits under your Policy from our general account assets and/or from your cash Value held in the Separate Account . It is important that you understand that benefit payments are not assured and depend upon certain factors discussed below.

Assets in the Separate Account. You assume all of the investment risk for your cash value that is allocated to the subaccounts of the separate account. Your cash value in those subaccounts constitutes a portion of the assets of the separate account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct. For more information see “The Separate Account.”

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Assets in the General Account. You also may be permitted to make allocations to the fixed account, which is supported by the assets in our general account. Any guarantees under the Policy that exceed your cash value, such as those associated with the Policy’s death benefit are paid from our general account (and not the separate account). Therefore, any amounts that we may be obligated to pay under the Policy in excess of cash value are subject to our financial strength and claims paying ability and our long term ability to make such payments. The assets of the separate account, however, are also available to cover the liabilities of our general account, but only to the extent that the separate account assets exceed the separate account liabilities arising under the Policies supported by it. For more information see “The Fixed Account”.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of general account reserves in order to meet all contractual obligations to our policyowners. We monitor our reserves so that we hold sufficient amounts to cover actual or expected policy and claims payments. In addition, we monitor our reserves so that we hold sufficient amounts to cover actual or expected Policy and claims payments. In addition, we hedge our investments in our general account, and may require purchasers of certain benefits of the variable insurance products that we offer to allocate premium payments and Policy Value in accordance with specified investment requirements. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments. We may also experience liquidity risk if our general account assets cannot be readily converted into cash to meet obligations to our policyowners or to provide the collateral necessary to finance our business operations.

How to Obtain More Information. We encourage existing policyowners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Iowa Department of Insurance - as well as the financial statements of the separate account—are located in the Statement of Additional Information (SAI). The SAI is available at no charge by writing to our mailing address – Transamerica Life Insurance Company, 6400 C St SW, Cedar Rapids, IA 52499 - or by calling us at (800) 851-9777, or by visiting our website tlic.transamerica.com. In addition, the SAI is available on the SEC’s website at www.sec.gov. Our financial strength ratings, which reflect the opinions of leading independent rating agencies of Transamerica’s ability to meet our obligations to our policy owners, are available on our website and the websites of these nationally recognized statistical ratings organizations--A.M. Best Company (www.ambest.com), Moody’s Investors Service (www.moodys.com),and S&P Global (www.standardandpoors.com).

The Separate Account

General. Transamerica established the separate account as a separate investment account under Ohio law in 1985 and the separate account was re-domesticated to Iowa in 2014. We own the assets in the separate account and are obligated to pay all benefits under the Policies. The separate account is used to support other life insurance policies of Transamerica, as well as for other purposes permitted by law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a “separate account” within the meaning of the federal securities laws.

The separate account is divided into subaccounts, each of which invests in shares of a specific portfolio of a mutual fund company. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

Income, gains, and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount’s own investment experience and not the investment experience of our other assets. The separate account’s assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the separate account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

Changes to the Separate Account. As permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the separate account, which may include:

●	Remove, combine, or add subaccounts and make the new or combined subaccounts available to you at our discretion.
●	Combine the separate account or any subaccounts with one or more different separate accounts or subaccounts.

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●	Close certain subaccounts to allocations of new premiums by current or new policyowners at any time at our discretion.
●	Transfer assets of the separate account or any subaccount, which we determine to be associated with the class of policies to which the Policy belongs, to another separate account or subaccount.
●	Operate the separate account as a management company under the 1940 Act, or as any other form of investment company permitted by law.
●	Establish additional separate accounts or subaccounts to invest in new portfolios of the funds.
●	Manage the separate account at the direction of a committee.
●	Endorse the Policy, as permitted by law, to reflect changes to the separate account and subaccounts as may be required by applicable law.
●	Change the investment objective of a subaccount.
●

Substitute, add, or delete fund portfolios in which subaccounts currently invest net premiums , to include portfolios of newly designated funds. (Fund portfolios will not be added, deleted or substituted without prior approval of the SEC to the extent required by the 1940 Act or other applicable laws.)

●	Fund additional classes of variable life insurance policies through the separate account.
●	Restrict or eliminate any voting privileges of owners or other persons who have voting privileges in connection with the operation of the separate account.

Some, but not all, of these future changes may be the result of changes in applicable laws or interpretation of the law. We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes. We reserve the right to make other structural and operational changes affecting the separate account.

In addition, the portfolios that sell their shares to the subaccounts may discontinue offering their shares to the subaccounts.

The Fixed Account

The fixed account is part of Transamerica’s general account. We use general account assets to support our insurance and annuity obligations other than those funded by the separate accounts. Subject to applicable law, Transamerica has sole discretion over the investment of the fixed account’s assets. Transamerica bears the full investment risk for all amounts contributed to the fixed account. Please see the section above entitled “Risks of Managing General Account Assets.” Transamerica guarantees that the amounts allocated to the fixed account will be credited interest daily at an annual net effective interest rate of at least 4.0%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. We have no formula for determining fixed account interest rates in excess of the guaranteed rate or any duration for such rates.

Money you place in the fixed account will begin earning interest credited daily and compounded annually at the current interest rate in effect at the time it is allocated. We may declare current interest rates from time to time. We may declare more than one interest rate for different money based upon the date of allocation or transfer to the fixed account. When we declare a current interest rate higher than the guaranteed rate on amounts allocated to the fixed account, we guarantee the higher rate on those amounts for at least one year (“the “guarantee period”) unless those amounts are transferred to the loan reserve. At the end of the guarantee period we may declare a new current interest rate on those amounts and any accrued interest thereon. We will guarantee this new current interest rate for another guarantee period. We credit interest greater than 4.0% during any guarantee period at our sole discretion. You assume the risk that the interest rate on the fixed account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.

We allocate amounts from the fixed account for cash withdrawals, transfers to the subaccounts, or monthly deduction charges on a first in, first out basis (“FIFO”) for the purpose of crediting interest.

If you elect to have 3rd party advisory fees deducted from your Fixed Account, such deduction may reduce your Fixed Account value.

The Portfolio Companies

Information regarding each portfolio company, including (i) its name; (ii) its type (e.g., U.S. equity fund, international equity fund, bond fund, etc.); (iii) its investment adviser and any sub-investment adviser; (iv) current expenses; and (v) performance is available in an appendix to this prospectus. See “Appendix: Portfolio Companies Available Under the Policy.” Each fund has issued prospectuses that contain more detailed information about its portfolios, including a description of investment risks. You may obtain a free copy of the underlying fund portfolio prospectuses by contacting us at our administrative office at 1-800-851-9777 or visiting our website at tlic.transamerica.com. You should read the underlying fund portfolio prospectuses carefully.

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Each portfolio company is an investment division of an open-end management investment company registered with the SEC. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC. Each portfolio company’s assets are held separate from the assets of the other portfolio companies, and each portfolio company has investment objectives and policies that are different from those of the other portfolio companies. Thus, each portfolio company operates independently, and the income or loss of one portfolio company has no effect on the investment performance of any other portfolio company.

Certain portfolio companies may have investment objectives and policies similar to other portfolio companies that are managed by the same investment adviser or sub-adviser. The investment results of the portfolio companies, however, may be higher or lower than those of such other portfolio companies. We do not guarantee or make any representation that the investment results of the portfolio companies will be comparable to any other portfolio company, even those with the same investment adviser or manager.

Portfolio Companies with Managed Volatility Strategies. As described in more detail in the underlying fund portfolio company prospectuses, certain portfolio companies employ managed volatility strategies that are intended to reduce the portfolio company’s overall volatility and downside risk, and to help us manage the risks associated with providing certain guarantees under the Policies. During rising markets, the hedging strategies employed to manage volatility could result in your Policy value rising less than would have been the case if you had been invested in a portfolio company with substantially similar investment objectives, securities, policies and strategies that does not utilize a volatility management strategy. In addition, the cost of these hedging strategies may have a negative impact on performance. On the other hand, investing in a portfolio company with a managed volatility strategy may be helpful in a declining market with higher market volatility because the hedging strategy will reduce your equity exposure in such circumstances. In such cases, your Policy value may decline less than would have been the case if you had not invested in portfolio companies with a managed volatility strategy. There is no guarantee that a managed volatility strategy can achieve or maintain the portfolio company’s optimal risk targets, and the portfolio company may not perform as expected.

Money Market Portfolio Companies. There can be no assurance that a money market portfolio will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and partly as a result of insurance charges, the yield on a money market portfolio may become extremely low and possibly negative. You could lose money by investing in a money market portfolio.

Your Right To Vote Portfolio Shares

Even though we are the legal owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolio companies, we will vote our shares only as policyowners instruct, as long as such action is required by law.

Before a vote of a portfolio’s shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your voting instructions to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of cash value you have in that portfolio (as of a date set by the portfolio).

If we do not receive voting instructions on time from some policyowners, we will vote those shares in the same proportion as the timely voting instructions we receive. Therefore, because of proportional voting, a small number of policyowners may control the outcome of a vote. Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to policyowners advising you of the action and the reasons we took such action.

Addition, Deletion, Or Substitution Of Portfolio Companies

We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolio companies or portfolio company classes, close existing portfolio companies or portfolio company classes, or substitute portfolio company shares that are held by any subaccount for shares of a different portfolio company. New or substitute portfolio companies may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase securities from other portfolio companies for the separate account. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

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Selection of Underlying Portfolio Companies

The portfolio companies offered through this product are selected by Transamerica. Transamerica may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of an underlying portfolio company with our hedging strategy, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying portfolio company or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the portfolio company can provide marketing and distribution support for sales of the Policies. (For additional information on these arrangements, please refer to the section of this prospectus entitled “Revenues We Receive.”). We review the portfolio companies periodically and may remove a portfolio company or limit its availability to new premiums and/or transfers of cash value if we determine that a portfolio company no longer satisfies one or more of the selection criteria, and/or if the portfolio company has not attracted significant allocations from policyowners. We have included the Transamerica Series Trust portfolio companies at least in part because they are managed by TAM, our directly owned subsidiary.

You are responsible for choosing the portfolio companies, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Because investment risk is borne by you, decisions regarding investment allocations should be carefully considered. We do not recommend or endorse any particular underlying fund portfolio and we do not provide investment advice.

In making your investment selections, we encourage you to thoroughly investigate all of the information that is available to you regarding the portfolio companies including each portfolio company’s prospectus, statement of additional information and annual and semi-annual reports. Other sources, such as the portfolio company’s website, provide more current information including information about any regulatory actions or investigations relating to a mutual fund company or underlying fund portfolio. After you select underlying fund portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in your cash value resulting from the performance of the portfolios you have chosen.

THE POLICY

The Policy is subject to the insurance laws and regulations of each state or jurisdiction in which it is available for distribution. There may be differences between the Policy issued and the general Policy description contained in this prospectus because of requirements of the state where your Policy is issued. Some of the state specific differences are included in the prospectus, but this prospectus does not include references to all state specific differences. All state specific Policy features will be described in your Policy.

Ownership Rights

The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner’s estate.

The principal rights an owner may exercise are:

●	To designate or change beneficiaries before the death of the insured.
●	To receive amounts payable before the death of the insured.
●	To assign the Policy. (If you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment.)
●	To change the owner of the Policy.
●	To change the specified amount or death benefit option of the Policy.

No designation or change in designation of an owner will take effect unless we receive a transfer of ownership form. The request will take effect as of the date we receive it, in good order, at our mailing address, or by fax at our administrative office (1-727-299-1620), subject to payment or other action taken by us before it was received.

Modifying the Policy

Any modifications or waiver of any rights or requirements under the Policy must be in writing, in good order, and signed by our president or secretary. No registered representative may bind us by making any promise not contained in the Policy.

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Upon notice to you, we may modify the Policy:

●	To make the Policy or the separate account comply with any law or regulation issued by a governmental agency to which we are subject; or
●

To assure continued qualification of the Policy as a life insurance contract under the Internal Revenue Code or to meet applicable requirements of federal or state laws relating to variable life policies; or

●	To reflect a change in the operation of the separate account; or
●	To provide additional subaccounts and/or fixed account options.

Modifying The Policy

Any modifications or waiver of any rights or requirements under the Policy must be in writing, in good order, and signed by our president or secretary. Note: No registered representative may bind us by making any promise not contained in the Policy.

Upon notice to you, we may amend the Policy:

●	To make the Policy or the separate account comply with any law or regulation issued by a governmental agency to which we are subject; or
●	To assure qualification of the Policy as a life insurance policy under the Internal Revenue Code or to meet applicable requirements of federal or state laws relating to variable life policies; or
●	To reflect a change in the operation of the separate account; or
●	To provide additional subaccounts and/or fixed account options.

Purchasing a Policy (Note: This Policy is no longer available for new sales.)

To purchase a Policy, you must submit a completed application, in good order, and an initial premium to us through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with TCI (the principal underwriter for the Policy) and us. We may reject the application at any time before issuing a Policy.

There may be delays in our receipt and processing of applications and premium payments that are outside of our control – for example, because of the failure of a selling broker-dealer or registered representative to promptly forward the application to us at our mailing address, or because of delays in determining whether the Policy is suitable for you. Any such delays will affect when your Policy can be issued.

You select the specified amount of insurance coverage for your Policy within the following limits. Our current minimum specified amount for a Policy for issue ages 0-45 is generally $50,000. It declines to $25,000 for issue ages 46-75.

We will generally only issue a Policy to you if you provide sufficient evidence that the insured meets our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Policy to you if the insured is over age 75. The insured must be insurable and acceptable to us under our underwriting rules on the later of:

●	The date of your application; or
●	The date the insured completes all of the medical tests and examinations that we require.

Tax-Free “Section 1035” Exchanges

You can generally exchange one life insurance policy for another policy covering the same insured in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both life insurance policies carefully. Remember that if you exchange another life insurance policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy, other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, or if your current policy is subject to a policy loan, you may also have to pay federal income tax on the exchange. Additionally, if you are under age 59 1⁄2 then you also may be subject to a federal tax penalty equal to 10% of the taxable amount. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy. (That person will generally earn a commission if you buy this Policy through an exchange or otherwise.)

Group or Sponsored Policies (Note: This Policy has been discontinued for new sales.)

We issue a different Policy for group or sponsored arrangements (“Group/Sponsored Policies”). Under Group/Sponsored Policies, a trustee or employer purchases individual policies covering a group of individuals on a group basis (e.g., section 401

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employer-sponsored benefit plans and deferred compensation plans). A sponsored arrangement is where an employer permits a group solicitation of policies to its employees or an association permits a group solicitation of policies to its members.

We have certain criteria to issue Group/Sponsored Policies. Generally, a group or sponsored arrangement must be a specific size and must have been in operation for a number of years. We may reduce certain charges, such as premium expense charges, surrender charge, limits on minimum premium and minimum specified amount, or monthly Policy charge, for these Policies. In some cases, we currently waive the monthly Policy charge and reduce the surrender charge. The amount of the reduction and the criteria for Group/Sponsored Policies will reflect the reduced sales effort resulting from these sales. Groups or sponsored arrangements which have been set up solely to purchase Group/Sponsored Policies or which have been in existence for less than six months will not qualify. Group/Sponsored Policies may be subject to special tax rules and consequences and other legal restrictions. Please see your tax professional for tax advice.

Insurance policies where the benefits vary based on sex may not be used to fund certain employer-sponsored benefit plans and fringe benefit programs. Employers should consult tax attorneys before proposing to offer Group/Sponsored Policies.

Associate Policies

An Associate Policy was previously offered to certain employees, field associates, directors and their relatives. An Associate Policy may have had reduced or waived premium expense charges, surrender charges, cost of insurance rates, limits on minimum premium and minimum specified amount, or monthly Policy charge. The Associate Policy was available to:

●

Our current and retired directors, officers, full-time employees and registered representatives, and those of our affiliates; current and retired directors, officers, full-time employees and registered representatives of TCI and any broker-dealer with which they have a sales agreement;

●	Any trust, pension, profit-sharing or other employee benefit plan of the foregoing persons or entities;
●	Current and retired directors, officers, and full-time employees of the Transamerica Series Trust, the Transamerica Funds, and any investment adviser or sub-adviser thereto; and
●	Any immediate family member of the above.

New Associate Policies are not available.

WRL Protector Plus ProgramSM

A WRL Protector Plus ProgramSM Policy differs from a standard Policy in the following ways:

●	The initial premium must be at least $10,000, and at least 90% of the maximum allowable premium;
●	Our administrative and distribution expenses are lower, so we do not assess any premium expense charges;
●	The underwriting process is shorter and simpler;
●	The cost of insurance charges may be different;
●	Most WRL Protector Plus ProgramSM Policies will be treated as modified endowment contracts; and
●	For Policies issued on and after May 1, 1996, the surrender charge percentage applies for a shorter time (see below).

Surrender Charge Percentage

End of Policy Year*	Percentage
At Issue	100%
1-5	100%
6	80%
7	60%
8	40%
9	0
*

The percentage on any date other than a Policy anniversary will be determined proportionately using the percentage at the end of the Policy year prior to surrender and the percentage at the end of the Policy year of surrender.

The minimum possible specified amount at issue is the amount that a $10,000 premium will purchase based on the insured’s age, sex and underwriting class, and certain federal tax law guidelines. For a larger premium there will be a larger minimum specified amount. The maximum specified amount depends on the size of the initial premium payment, and is approximately 111% of the lowest possible specified amount for that premium. Due to federal tax laws, the amount of additional premium payments you make may be limited. There are no planned periodic premiums.

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When Insurance Coverage Takes Effect

Except as provided in the conditional receipt (“Conditional Receipt”), if issued, or in connection with certain Section 1035 Exchanges, insurance coverage under the Policy will not take effect until after all of the following conditions have been met: (1) the first full premium must be received by the Company at our mailing address; (2) during the lifetime of every proposed insured, the proposed owner must have personally received and accepted the Policy which was applied for and all answers on the application must be true and correct on the date such Policy is received and accepted; and (3) on the date of the later of either (1) or (2) above, all of the statements and answers given in the application must be true and complete, and there must have been no change in the insurability of any proposed insured.

Conditional Insurance Coverage. If you pay the full initial premium and have met all of the requirements listed in the Conditional Receipt attached to the application, and we deliver the Conditional Receipt to you, the insured may have conditional insurance coverage under the terms of the conditional receipt. The conditional insurance coverage may vary by state and/or underwriting standards. Because we do not accept initial premiums in advance for Policies with a specified amount in excess of $1,000,000, we do not offer conditional insurance coverage for those Policies. Conditional insurance coverage is void if the check or draft you gave us to pay the initial premium is not honored when we first present it for payment.

The aggregate amount of conditional insurance coverage, if any, is the lesser of:	● The amounts applied for under all Conditional Receipts issued by us; or
● $500,000 of life insurance.

Subject to the conditions and limitations of the Conditional Receipt, conditional insurance under the terms of the Policy applied for may become effective as of the later of:	● The date of application; or

●   The date of the last medical examination, test, and other screenings required by us, if any (the “Effective Date”). Such conditional insurance will take effect as of the Effective Date, so long as all of the following requirements are met:

1.  The person proposed to be insured is found to have been insurable as of the Effective Date, exactly as applied for in accordance with our underwriting rules and standards, without any modifications as to plan, amount, or premium rate.

2. As of the Effective Date, all statements and answers given in the application must be true.

3.  The payment made with the application must not be less than the full initial premium for the mode of payment chosen in the application and must be received at our mailing address within the lifetime of the proposed insured.

4.  All medical examinations, tests, and other screenings required of the proposed insured by us are completed and the results received at our mailing address within 60 days of the date the application was signed.

5. All parts of the application, any supplemental application, questionnaires, addendum and/or amendment to the application are signed and received at our mailing address.

Any conditional life insurance coverage terminates on the earliest of:	● 60 days from the date the application was signed.
● The date we either mail notice to the applicant of the rejection of the application and/or mail a refund of any amounts paid with the application.
● When the insurance applied for goes into effect under the terms of the Policy that you applied for; or
● The date we offer to provide insurance on terms that differ from the insurance for which you have applied.

Special limitations of the Conditional Receipt:	● The Conditional Receipt is not valid unless:
> All blanks in the Conditional Receipt are completed; and

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> The receipt is signed by an authorized Company representative.

Other limitations:	● There is no Conditional Receipt coverage for riders or any additional benefits, if any, for which you may have applied.
● If one or more of the receipt’s conditions have not been met exactly, or if a proposed insured dies by suicide, we will not be liable except to return any payment made with the application.

●   If we do not approve and accept the application within 60 days of the date you signed the application, the application will be deemed to be rejected by us and there will be no conditional insurance coverage. In that case, Transamerica’s liability will be limited to returning any payment(s) you have made upon return of this receipt to us.

For 1035 Exchanges: Coverage may begin earlier in Section 1035 exchange situations, as provided in the “Absolute Assignment to Effect Internal Revenue Code Section 1035 Exchange and Rollover” form. As provided in that form, the insurance coverage shall take effect as of the date of the replaced policy is surrendered, and before delivery of the Policy, if the following conditions have been met:

The Policy has been approved for issue- even if approved other than as applied for - and accepted in writing by the proposed owner and either:

1.	The replaced policy has been surrendered and the surrender proceeds thereafter received by the Company are themselves sufficient to place the Policy in force; or
2.

If, in addition to the surrender of the replaced policy from the existing issuer, premium is paid during the proposed insured’s lifetime (either with the application for the Policy or thereafter if permitted by the Company in writing) and if such premium together with any surrender proceeds thereafter received, are sufficient to place the Policy in force.

Charges are applied beginning on the date the coverage takes effect.

Full Insurance Coverage and Allocation of Initial Premium. Once we determine that the insured meets our underwriting requirements and you have paid the initial premium, full insurance coverage will commence and we will begin to take the monthly deductions from your net premium. This date is the Policy date (or the record date if Policy is backdated.) Any premium payments we receive before the Policy date (or record date, if applicable) will be held in a non-interest bearing suspense account. On the Policy date (or on the record date if your Policy is backdated), the entire amount in the non-interest bearing suspense account will be allocated to the subaccounts and/or the fixed account as you specified in your application. Please Note: Your premiums are credited on the record date, not the backdated Policy date.

On any day we credit net premiums or transfer cash value to a subaccount, we will convert the dollar amount of the net premium (or transfer) into subaccount units at the unit value for that subaccount, determined at the end of the day on which we receive the premium or transaction request. We will credit amounts to the subaccounts only on a valuation date, that is, on a date that the New York Stock Exchange (“NYSE”) is open for trading, but no later than 4:00 p.m. Eastern Time. If premium or a transaction request is received after 4 p.m. Eastern Time, we will process the requested transaction the next available day that the NYSE is open. This is true whether a requested transaction comes in via fax, wire or other electronic means, or by telephone.

Transaction Type:	Priced when received at our:
Payment by Check	Mailing Address, unless a different address appears on your Billing Coupon
Transfer Request	Administrative Office
Payment by Wire Transfer	Administrative Office
Electronic Transactions (e.g., payments through direct deposit, debit transfers, and forms of e-commerce payments	Administrative Office

Backdating A Policy

If you request, we may backdate a Policy by assigning a Policy date earlier than the date full insurance coverage begins. However, in no event will we backdate a Policy earlier than the earliest date allowed by state law or by our underwriting rules. Your request must be in writing and, if we approve the request, we will amend your application. Your premiums, however, will be credited

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on the date the Policy is issued, not the backdated Policy date. Please Note: State specific rules may apply to a request to backdate a policy. Please contact your registered representative for further information.

Cost of insurance charges are based in part on the age of the insured on the Policy date or on the date of a requested increase in specified amount. Generally, cost of insurance charges are lower at a younger age. We will deduct the monthly deductions, including cost of insurance charges, for the period that the Policy is backdated. This means that while the monthly deductions may be lower than what would have been charged had we not backdated the Policy, you will be paying for insurance during a period when the Policy was not in force.

PREMIUMS

Allocating Premiums

You must instruct us on how to allocate your net premium among the subaccounts and the fixed account. If you do not provide instructions on how to allocate your net premium, we will allocate the net premium in accordance with your standing allocation instructions. If you do not have valid standing allocation instructions on file, we will not consider the premium payment as being in good order until we receive allocation instructions.

Your net premiums must be allocated according to the following guidelines:

●	Allocation percentages must be in whole numbers.
●

If you select dollar cost averaging, we may require you to have a minimum of $10,000 in each subaccount from which we will make transfers and you may be required to transfer at least a total of $1,000 ($500 for New Jersey residents) monthly.

●	If you select asset rebalancing, the cash value of your Policy (if an existing Policy) or your minimum initial premium (if a new Policy) must be at least $10,000.

Currently, you may change the allocation instructions for additional premium payments without charge at any time by writing us at our mailing address or calling us at our administrative office at 1-800-851-9777, Monday – Friday, between the hours of 8:30 a.m. - 7:00 p.m. Eastern Time. You may also change allocations through our website at tlic.transamerica.com.

Please Note: Certain subaccounts have similar names. When providing your allocation instructions, please state or write the full name of the subaccount that you select for your allocation to ensure that those allocation instructions are in good order. The change will be effective as of the valuation date on which we receive the change request, in good order, at our mailing address or administrative office. Upon instructions from you, your authorized representative for your Policy may also change your allocation instructions for you. We reserve the right to limit the number of premium allocation changes to one per Policy year.

Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. Premium payments received at our mailing address or at the address on your billing coupon (for payments made by check) or at our administrative office (for payments made by wire transfer and through electronic credit and debit transactions) before the NYSE closes, are priced using the unit value determined at the closing of the regular business session of the NYSE (usually at 4:00 p.m. Eastern Time). If we receive a premium payment at our mailing address after the NYSE closes or on a day that the NYSE is closed for trading, we will process the order using the subaccount unit value determined at the close of the next regular session of the NYSE. We will credit amounts to the subaccounts only on a valuation date, that is, on a date the NYSE is open for trading. Your cash value will vary with the investment experience of the subaccounts you have chosen. You bear the investment risk for amounts you allocate to the subaccounts.

You should periodically review how your cash value is allocated among the subaccounts and the fixed account because market conditions and your overall financial objectives may change.

Premium Flexibility

You generally have flexibility to determine the frequency and the amount of the premiums you pay. Before we issue the Policy to you, we may require you to pay a premium at least equal to a minimum monthly guarantee premium set forth in your Policy. Thereafter (subject to the limitations described below), you may make premium payments at any time and in an amount of at least $50. Under some circumstances, you may be required to pay extra premiums to prevent a lapse. Your minimum monthly guarantee premium may change if you request a change in your Policy. If this happens, we will notify you of the new minimum monthly guarantee premium. See “Minimum Monthly Guarantee Premium” below.

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Planned Periodic Payments

You can determine a planned periodic payment, which allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency, and the time period over which you make your planned periodic payments. Please be sure to notify us or your selling firm of any address changes so that we may be able to keep your current address on record.

Even if you make your planned periodic payments on schedule, your Policy still may lapse. How long your Policy remains in force depends on the Policy’s net surrender value. If the net surrender value is not high enough to pay the monthly deductions when due (and your no lapse period has expired) then your Policy will lapse (unless you make the payment we specify during the 61-day grace period).

Minimum Monthly Guarantee Premium

The full initial premium is the only premium you are required to pay under the Policy. However, you greatly increase your risk of lapse if you fail to regularly pay premiums at least as large as the current minimum monthly guarantee premium.

The initial minimum monthly guarantee premium is shown on your Policy’s schedule page, and depends on a number of factors, including the age, sex, underwriting class of the insured, and the specified amount requested. We will adjust the minimum monthly guarantee premium if you change death benefit options, decrease the specified amount, or if any of the riders are added or terminated, or if in force riders are increased or decreased. We will notify you of the new minimum monthly guarantee premium. We also reserve the right to require, before we issue a Policy, that the initial premium plus the planned premium payable during the no lapse period is at least equal to the cumulative minimum monthly guarantee premiums during the no lapse period.

No Lapse Guarantee

Until the no lapse date shown on your Policy schedule page, your Policy will remain in force and no grace period will begin, even if your net surrender value is too low to pay the monthly deductions, as long as:

●	You have not increased your specified amount.
●	You have not added any riders.
●	The total amount of the premiums you paid (minus any cash withdrawals, minus any outstanding loan amount) equals or exceeds:
>	The minimum monthly guarantee premium in effect times the number of months since the Policy date up to and including the current month.

After the no lapse period guarantee ends, paying the current minimum monthly guarantee premium each month will not necessarily keep your Policy in force. You may need to pay additional premiums to keep the Policy in force.

Premium Limitations & Payments

We will not allow you to make any premium payments that would cause the total amount of the premiums you pay to exceed the current maximum premium limitations, if applicable, by which the Policy qualifies as life insurance under federal tax laws. (See “Death Benefit” for more information regarding the Guideline Premium Test.)

This maximum is set forth in your Policy. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we generally will return the excess portion of the premium payment, with interest, within 60 days after the end of the Policy year. In addition, we reserve the right to refund a premium if the premium would increase the death benefit by more than the amount of the premium. We will not accept a payment that will cause the Policy to become a modified endowment contract without your consent. Please refer to the section of this prospectus entitled “Federal Income Tax Considerations” for more information regarding tax considerations regarding your Policy or consult a qualified tax professional.

We may require premium payments to be at least $50 ($1,000 if by wire). If the billing payment mode is monthly direct deposit, we may require minimum payments of $100. We may return premiums less than the minimum.

Note: We reserve the right to reject any form of payment. We do not accept cash or money orders. Any unacceptable forms of payment will be returned.

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Wire Transfers. We will accept premium payments by wire transfer. If you wish to make premium payments by wire transfer, you should contact our administrative office at 1-800-851-9777 for instructions on wiring federal funds to us. Certain charges are deducted from the premium payments you make.

Tax-Free Exchanges (“1035 Exchanges”). We will accept a part of or all of your initial premium from one or more contracts insuring the same insured that qualify for tax-free exchanges under Section 1035 of the Internal Revenue Code. If you contemplate such an exchange, you should consult a competent tax professional to learn the potential tax effects of such a transaction.

CHARGES AND DEDUCTIONS

This section describes the charges and deductions that we make under the Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges deducted under the Policy may result in a profit to us.

Services and benefits we provide under the Policy:	●	The death benefit, cash and loan benefits.
	●	Investment options, including premium allocations.
	●	Administration of elective options.
	●	The distribution of reports to owners.

Costs and expenses we incur:	●	Costs associated with processing and underwriting applications.
	●	Expenses of issuing and administering the Policy (including any Policy riders).
	●	Overhead and other expenses for providing services and benefits and sales and marketing expenses, including compensation paid in connection with the sale of the Policies.
	●	Other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees.

Risks we assume:	●	That the charges we may deduct may be insufficient to meet our actual claims because insureds die sooner than we estimate.
	●	That the costs of providing the services and benefits under the Policies may exceed the charges we are allowed to deduct.

Some or all of the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

Premium Expense Charge

Before we allocate the net premium payments you make, we will deduct the following premium expense charge. .

The premium expense charge equals:	●	6.0% of premiums during the first ten Policy years; and
	●	2.5% of premiums thereafter.

Note: Certain events (such as increases or decreases in the specified amount, a change in death benefit option, or a cash withdrawal if you choose Option A death benefit) may affect the specified amount in force. Premium expense charges will be based on the specified amount in force on the Base Policy at the time we receive the premium.

Some or all of the premium expense charges we deduct are used to pay the aggregate policy costs and expenses we incur, including distribution costs and/or state premium taxes. Although state premium tax rates imposed on us vary from state to state, the premium expense charge deducted will not vary with the state of residence of the policyowner.

The premium collection charge equals:	●	$2.00 per premium payment.
	●	We will not increase this charge.

Monthly Deductions

Monthly deductions will be withdrawn from each subaccount and/or any available fixed account in accordance with the current premium allocation instructions. If the value of any account is insufficient to pay its portion of the monthly deductions, then we will take the monthly deductions on a pro rata basis from all accounts (i.e., in the same proportion that the value in each

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subaccount and the fixed account bears to the total cash value on the Monthiversary). Because portions of the monthly deductions (such as cost of insurance) can vary monthly, the monthly deductions will also vary.

Each monthly deduction consists of:	● The monthly Policy charge; plus
● The monthly cost of insurance charge for the Policy; plus
● The monthly charge for any benefits provided by riders attached to the Policy.

Monthly Policy Charge:
● This charge currently equals $5.00 each Policy month.
● We will not increase this charge.

Cost of Insurance Charge:
We deduct this charge each month. It varies each month and is determined as follows:

1.  Divide the death benefit on the Monthiversary by 1.0032737 (this factor reduces the net amount at risk, for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4.0%).

2. Subtract the cash value on the Monthiversary.
3. Multiply the appropriate monthly cost of insurance rate for the Policy.

Optional Insurance Riders:

●   The monthly deductions will include charges for any optional insurance benefits you add to your Policy by rider. Please refer to the section below entitled “Rider Charges” for a description of the rider charges.

To determine the appropriate monthly cost of insurance rates we refer to a schedule of current cost of insurance rates and consider a number of factors, including, but not limited to: the insured’s issue age, attained age at the time of any increase in specified amount, sex, underwriting class, and the length of time from the Policy date or from the date of any increase in specified amount. Cost of insurance rates generally will increase each year with the age of the insured. The factors that affect the net amount at risk for each segment of specified amount include the investment performance of the portfolios in which you invest, payment of premiums, the fees and charges deducted under the Policy, the death benefit option you choose, as well as any Policy transactions (such as loans, partial withdrawals, transfers, and changes in specified amount). Monthly cost of insurance rates may change from time to time and different monthly cost of insurance rates may apply to increases in the specified amount following the Policy date and any additional death benefit. The actual monthly cost of insurance rates are primarily based on our expectations as to future mortality experience and expenses. The actual rates we charge will never be greater than the Table of Guaranteed Maximum Life Insurance Rates stated in your Policy. These guaranteed rates are based on the Commissioners 1980 Standard Ordinary Tobacco and Non-Tobacco Mortality Tables (“1980 C.S.O. Tables”) and the insured’s attained age, sex, and underwriting class.

The underwriting class of the insured will affect the cost of insurance rates. In determining underwriting classifications, we apply certain criteria that are based on an assessment of the insured’s life expectancy. We currently place insureds into preferred and standard classes. We also place insureds into substandard classes with extra ratings, which reflect higher mortality risks and will result in higher cost of insurance rates. Examples of reasons an insured may be placed into an extra risk factor underwriting class include, but are not limited to, medical history, avocation, occupation, driving record, or planned future travel (where permitted by law).

We may issue certain Policies on a simplified, guaranteed issue or expedited basis. Cost of insurance rates charged for any Policies issued on a simplified, guaranteed or expedited basis may cause healthy individuals to pay higher cost of insurance rates than they would pay under a substantially similar Policy that we offer using different underwriting criteria.

The cost of insurance charge for any optional insurance rider and for any increase in rider face amount are determined in the same manner used to determine the base policy’s cost of insurance charges. Generally, the current cost of insurance rates for optional riders are lower than the current cost of insurance on the base policy’s net amount at risk.

Mortality and Expense Risk Charge

We deduct a daily charge from your Policy’s cash value in each subaccount that, together with other fees and charges, compensates us for services rendered, the expenses expected to be incurred and the risks assumed. This charge is a maximum of:

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●	The value of each subaccount; multiplied by
●	The daily pro rata portion of the annual mortality and expense risk charge rate of 0.90% (this annual rate is equal to 0.90% of the average daily net assets of each subaccount).

If this charge, combined with other Policy fees and charges, does not cover our total actual costs for services rendered and expenses incurred, we absorb the loss. Conversely, if these fees and charges more than cover actual costs, the excess is added to our surplus. We expect to profit from these charges.

Surrender Charge

You may surrender your Policy for its cash surrender value at any time upon written request (in good order). If you exercise this option, the Policy and all attached riders will terminate.

If you surrender your Policy completely during the first 15 years (or during the 15 year period following an increase in specified amount), we deduct a surrender charge from your cash value and pay the remaining cash value (less any outstanding loan amount) to you. The surrender charge helps us recover distribution expenses that we incur in connection with the Policy, including registered representative sales commissions and printing and advertising costs.

The formula we use reduces the surrender charge at older ages in compliance with state laws. There is no surrender charge if you wait until the end of the 15th Policy year to surrender your Policy and you have not increased your specified amount within the past 15 Policy years.

The surrender charge may be significant. You should evaluate this charge carefully before you consider a surrender. Under some circumstances, the level of surrender charges might result in no net surrender value available if you surrender your Policy in the early Policy years. This will depend on a number of factors, but is more likely if:

●	You pay premiums equal to or not much higher than the minimum monthly guarantee premium shown in your Policy; and/or
●	Investment performance is low.

The surrender charge is equal to:	●	The deferred issue charge; plus
	●	the deferred sales charge; multiplied by
	●	The surrender charge percentage.

The deferred issue charge is $5.00 multiplied by each $1,000 of the initial specified amount stated in your Policy and any later increase in specified amount in effect at the time of surrender. This charge helps us recover the underwriting, processing and start-up expenses that we incur in connection with the Policy and the separate account, as well as other aggregate Policy expenses.

The deferred sales charge is equal to:

●	26.5% multiplied by the total premiums paid up to the guideline premium shown in your Policy; plus
●	A percentage, which varies depending on the insured’s issue age and sex (see table below); multiplied by the total premiums paid in excess of the guideline premiums (“excess premium charge”).

Issue Age Range		Excess Premium
Male and Unisex*	Female	Charge
0-55	0-62	4.2%
56-63	63-69	3.7%
64-68	70-74	3.1%
69-73	75	2.5%
74-75		2.0%

* The reference to “unisex” is included for purposes of states which prohibit the use of actuarial tables that distinguish between males and females to determine premiums and policy benefits for policies issued on the lives of their residents.

The deferred sales charge helps us recover distribution expenses that we incur in connection with the Policy, including registered representative sales commissions and printing and advertising costs. The proceeds of this charge may not be sufficient to cover these expenses. To the extent they are not, Transamerica will cover the shortfall from its general account assets, which may include profits from the mortality and expense risk charge under the Policy.

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To determine the surrender charge, we apply the surrender charge percentage to the sum of the deferred issue charge and the deferred sales charge. In Policy years 1-10 this percentage is 100% for male insureds at issue ages 0-65 and female insureds at issue ages 0-70 and then declines at the rate of 20% per year until reaching zero at the end of the 15th Policy year. If the Policy has lapsed and been reinstated, the surrender charge is based on the amount of time that the Policy or increase in specified amount has been in force with no credit for periods of lapse. Percentages for the WRL Protector Plus ProgramSM are different than those shown below.

Surrender Charge Percentages

Males Issue Ages 0-65

Females Issue Ages 0-70

End of Policy Year*	Percentage
At Issue - year 10	100%
11	80%
12	60%
13	40%
14	20%
15+	0%

* The percentage on any date other than a Policy anniversary will be determined proportionately using the percentage at the end of the Policy year prior to surrender and the percentage at the end of the Policy year of surrender.

For insureds with older issue ages, the surrender charge percentage is less than 100% at the end of the 10th Policy year and then declines to 0% at the end of the 15th Policy year. Therefore, the surrender charge will be less if you surrender the Policy during the 11th through the 15th Policy year. There is no surrender charge if the Policy is surrendered after the 15th Policy year unless you increase the specified amount. See “Additional Surrender Charge on Increases” below. A different surrender charge percentage schedule applies to Policies through the WRL Protector Plus ProgramSM. See “WRL Protector Plus ProgramSM.”

Surrender Charge Example 1: Assume a male insured purchases the Policy at issue age 35 for $100,000 of specified amount, paying the guideline premium of $1,007, and an additional premium amount of $493 in excess of the guideline premium, for a total premium of $1,500 per year for four years ($6,000 total for four years), and then surrenders the Policy. The surrender charge would be calculated as follows:

(a)	Deferred issue charge: ($5.00/$1,000 of initial specified amount)
	(100 x $5.00)	=	$500.00
(b)	Deferred sales charge (i + ii):
	(i) 26.5% of guideline premium paid( 26.5% x $1,007), plus	=	$266.86
	(ii) 4.2% of premiums paid in excess of guideline premium (4.2% x $4,993)	=	$209.71
(c)	Applicable surrender charge percentage	=	100%
	Surrender charge= ((a) + (b)) x (c)
	=[(a) $500.00 + (b) $266.86 + $209.71)] x (c)100%
	=($500.00 + 476.57) x 100%	=	$976.57

Surrender Charge Example 2: Assume the same facts as in Example 1, including continued premium payments of $1,500 per year except the owner surrenders the Policy on the 14th Policy anniversary:

(a)	Deferred issue charge: (100 x $5.00)	=	$500.00
(b)	Deferred sales charge (i + ii):
	(i) (26.5% x $1,007), plus	=	$266.86
	(ii) (4.2% x $19,993)	=	$839.71
(c)	Applicable surrender charge percentage	=	20%
	Surrender charge = ((a) + (b)) x (c)
	=[(a) $500.00 + (b) $266.86 + $839.71)] x (c) 20%
	=($500.00 + 1,106.57) x 20%	=	$321.31

Additional Surrender Charge on Increases in Specified Amount. If you increase the specified amount and you surrender your Policy, we will deduct an additional surrender charge for the 15 Policy years following each increase. This charge is equal to:

●	$5.00 multiplied by each $1,000 of the specified amount increase; multiplied by

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●	The applicable surrender charge shown in your Policy, with Policy years commencing on the date of each increase.

TRANSFER CHARGE

We currently allow you to make 12 transfers each Policy year free from charge. We deduct the transfer charge from the amount being transferred. We will not increase this charge.

Except as listed below, we may charge $10 for each additional transfer. For purposes of assessing the transfer charge, all transfers made in one day, regardless of the number of subaccounts affected by the transfer, will be considered a single transfer:

1. Transfers resulting from loans or the exercise of conversion rights currently are not treated as transfers for the purpose of assessing this charge.

2. Transfers via the Internet are not treated as transfers for the purpose of assessing this charge.

3. Transfers among the ProFunds subaccounts are not treated as transfers for the purpose of assessing this charge.

4. Transfers under dollar cost averaging and asset rebalancing currently are not treated as transfers for the purpose of assessing this charge.

Loan Interest Rate Charge

We charge you an annual interest rate on a Policy loan of either 7.4% in advance or 5.2% in advance depending on state and issue date on each Policy anniversary. We also currently credit the amount in the loan reserve account with an effective annual interest rate of 4.75% (4.0% minimum guaranteed). After offsetting the 4.75% interest we credit, the net cost of loans currently is 0.74% annually after rounding (1.49% maximum guaranteed). After the 10th Policy year, we apply preferred loan rates on an amount equal to the cash value; minus total premiums paid (less any cash withdrawals); and minus any outstanding loan amount. The current preferred loan interest rate credited is 5.49% effective annually, after rounding, and is not guaranteed.

For Policies issued before May 1, 1994, we charge you an annual interest rate of 7.4%. For the following states, the annual interest rate on a Policy loan is 7.4% for all Policies issued before, and 5.2% for all Policies issued on or after the dates indicated: Idaho – May 24, 1994; Montana – May 20, 1994; Rhode Island – May 19, 1994; Oregon – June 27, 1994; Minnesota – December 28, 1994; and Vermont – February 21, 1996; Puerto Rico – April 18, 1997; New Jersey – April 13, 1995; Washington, DC – November 23, 1998; and Guam – February 11, 1998.

Cash Withdrawal Charge

After the first Policy year, you may take one cash withdrawal per Policy year if your surrender value is sufficient to cover the amount of the withdrawal and the associated cash withdrawal charge. When you take a cash withdrawal, we charge a processing fee of $25 or 2% of the amount you withdraw, whichever is less. We deduct this amount from the withdrawal, and we pay you the balance. We will not increase this charge.

Taxes

We currently do not make any deductions for taxes from the separate account. We may do so in the future to the extent that such taxes are imposed by federal or state agencies.

Rider Charges

The following charges apply if you elect any of the riders available under your Policy as noted below (see “Supplemental Benefits (Riders)”):

●

Terminal Illness Accelerated Death Benefit Rider. We do not assess an administrative charge for this rider; however, if the rider is exercised, we do reduce the single sum benefit by a discount factor to compensate us for income lost due to the early payment of the death benefit. The discount rate is equal to the Applicable Federal Interest Rate (1.82% for 2021) or the policy loan rate expressed in arrears, whichever is greater.

●

Primary Insured Rider (“PIR”) and Primary Insured Rider Plus (“PIR Plus”). We assess a cost of insurance charge based on the insured’s issue age, sex and underwriting class, the Policy year and the rider face amount. Charges generally will increase each year with the age of the insured.

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●

Other Insured Rider. We assess a cost of insurance charge based on each other insured’s issue age, sex and underwriting class, Policy year and the rider face amount. Charges generally will increase each year with the age of the insured.

●	Children’s Insurance Rider. We assess a cost of insurance charge based on the rider face amount regardless of the number of children insured.
●	Accidental Death Benefit Rider. We assess a cost of insurance charge based on the insured’s attained age and rider face amount. Charges generally will increase each year with the age of the insured.
●

Disability Waiver Rider. We assess a rider charge based on the insured’s issue age, sex and net amount at risk for the Policy, as well as a charge based on those riders that would be eligible to have monthly deductions waived.

●

Disability Waiver and Income Rider. The charge for this rider is based on the insured’s issue age, sex and the amount of monthly waiver of premium benefit that would be paid in the event of total disability, as defined in the rider.

Portfolio Company Expenses

The value of each subaccount will reflect the fees and expenses paid and received by the corresponding portfolio company – including, but not limited to – operating expenses and any 12b-1 fees. Under certain circumstances, the board of directors of a government money market portfolio company would have the discretion to impose a liquidity fee on redemptions from the money market portfolio company and to implement a redemption gate that would temporarily suspend redemptions from the underlying fund. Accordingly, we reserve the right to implement, administer and charge you for any such fee or restriction that may be imposed by the government money market portfolio companies. This could possibly cause you to lose money on your underlying fund redemption.

Please see the portfolio company prospectuses for more detailed information about the portfolio companies.

Revenues We Receive

We (and our affiliates) may directly or indirectly receive payments from the portfolios, their advisers, sub-advisers, distributors or affiliates thereof in connection with certain administrative, marketing and other support services we (and our affiliates) provide and expenses we incur in offering and selling our variable insurance products.

These arrangements are sometimes referred to as “revenue sharing” arrangements and are described further below. While only certain of the types of payments described below may be made in connection with your particular Policy, all such payments may nonetheless influence or impact actions we (and/or our affiliates) take, and recommendations we (and our affiliates) make, regarding each of the variable insurance products that we (and our affiliates) offer, including your Policy.

We (and/or our affiliates) may receive some or all of the following types of payments:

●

Rule 12b-1 Fees. We and/or our affiliate, Transamerica Capital, Inc. (“TCI”) which is the principal underwriter for the Policies indirectly receive 12b-1 fees from certain funds available as investment choices under our variable insurance products. Any 12b-1 fees received by TCI that are attributable to our variable insurance products are then credited to us. These fees range from 0.00% to 0.25% of the average daily assets of the certain underlying fund portfolios attributable to the Policies and to certain other variable insurance products that we and our affiliates issue. These fees are paid from the underlying fund portfolios’ assets. Policy Owners, through their indirect investment in the underlying fund portfolios, bear the costs of 12b-1 fees (see the prospectuses for the underlying fund portfolios for more information).

●

Administrative, Marketing and Support Service Fees (“Support Fees”). The investment adviser, sub-adviser, administrators, and/or distributors (or affiliates thereof) of the portfolios may make payments to us and/or our affiliates, including TCI. These payments may be derived, in whole or in part, from the profits the investment adviser or sub-adviser realizes on the advisory fee deducted from underlying portfolio assets. Therefore the policyowners,, through their indirect investment in the portfolios, bear the cost of these advisory fees. (See the prospectus for the funds for more information.)

The amount of the payments we (or our affiliates) receive is generally based on a percentage of the assets of the particular underlying fund portfolios attributable to the Policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and the amounts of payments may be significant. Some advisers or sub-advisers (or other affiliates) pay us more than others.

The following chart provides the maximum combined percentages of Support Fees and underlying fund portfolio fees (i.e. sub-transfer agent, Rule 12b-1, and Shareholder Services) that we anticipate will be paid to us on an annual basis:

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Incoming Payments to Transamerica and TCI
Fund	Maximum Fee % of assets*	Fund	Maximum Fee % of assets*
Transamerica Series Trust **	--	Fidelity Variable Insurance Products Funds	0.39%***
Alliance Bernstein	0.25%	Franklin Templeton	0.35%
		ProFunds	0.50%

*Payments are based on a percentage of the average assets of each underlying fund portfolio owned by the subaccounts that are available under the Policy and under certain other variable insurance products offered by our affiliates and us. We, and/or TCI, may continue to receive 12b-1 fees and administrative fees on subaccounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services provided.

**Because the Transamerica Series Trust (TST) is managed by an affiliate, there are additional benefits to us and our affiliates for amounts you allocate to the Transamerica Series Trust portfolio companies, in terms of our and our affiliates’ overall profitability. During 2022 we received $14,078,551.96 in benefits from TAM

***We receive this percentage from Fidelity Variable Insurance Products Funds once $100 million in fund shares are held by the subaccounts of Transamerica and its affiliates.

Other Payments. We and our affiliates, including TCI and Transamerica Financial Advisors, Inc. (“TFA”) also directly or indirectly receive additional amounts or different percentages of assets under management from certain advisers and sub-advisers to the portfolios (or their affiliates) with regard to variable insurance products or mutual fund companies that are issued or managed by us and our affiliates. These payments may be derived in whole or in part, from the profits the investment adviser or sub-adviser receives from the advisory fee deducted from portfolio assets. Policyowners, through their indirect investment in the portfolios, bear the costs of those advisory fees (see the prospectuses for the funds for more information).

Certain advisers and sub-advisers of the underlying portfolios (or their affiliates) (1) may directly or indirectly pay TCI conference sponsorship(s) or marketing allowance payments that provide such advisers and sub-advisers with access to TCI’s wholesalers at TCI’s national and regional sales conferences as well as internal and external meetings and events that are attended by TCI’s wholesalers and/or other TCI employees; (2) may pay to TFA, directly or indirectly, varying amounts to obtain access to TFA’s wholesaling and selling representatives; (3) may provide us and/or certain affiliates and/or selling firms with occasional gifts, meals, tickets or other compensation as an incentive to market the portfolios and to assist with their promotional efforts; and (4) may reimburse our affiliated selling firms for exhibit booths and other items at national conferences of selling representatives. The amounts may be significant and these arrangements provide the adviser or sub-adviser (or other affiliates) with increased access to us and to our affiliates involved in the distribution of the Policy.

During 2022, in general, payments calculated as a percentage of sales ranged from 1 basis points (0.01%) to 50 basis points (0.50%), payments calculated as a percentage of assets under management ranged from 2 basis points (0.02%) to 15 basis points (0.15%), and flat annual fees ranged from $5,000 to $500,000, which included at times payments for a series of meetings and/or events of other broker-dealers and banks.

As of December 31, 2022, TCI had revenue sharing agreements with more than 50 brokers and other financial intermediaries including, without limitation:

Advisor Group, Inc.; Ameriprise Financial Services, Inc.; Cadaret, Grant & Co.; Cambridge Investment Research; Centaurus Financial, Inc.; Cetera Financial Group, Inc.; Charles Schwab; Citigroup Global Markets, Inc.; Citizens Securities Inc.; Commonwealth Financial Network; CUSO Financial; D.A. Davidson & Co., Inc.; Edward Jones; Equity Services, Inc.; Financial Data Services, Inc.; GWFS Equities Inc.; FSC Securities Corporation; GeneosWealth Management; Hantz Financial Services, Inc.; HD Vest Investment Services; Independent Financial Group; Infinex Investments, Inc.; Janney Montgomery Scott; J.P. Morgan Securities LLC; Kestra Investment Services; LPL Financial Corp.; Logan Group Securities; Merrill Lynch; Morgan Stanley Smith Barney; MML Investors Services; National Financial Services, Inc.; Next Financial; Oppenheimer & Co.; Park Avenue Securities; Pershing LLC; Principal Connectivity; Pursche Kaplan Sterling Financial; Raymond James and Associates, Inc.; Raymond James Financial Services, Inc.; RBC Wealth Management; Royal Alliance Associates, Inc.; Sagepoint Financial Inc.; Securities America, Inc.; Stifel Nicolaus & Company Inc.; TD Ameritrade; UBS Financial Services, Inc.; United Planners Financial Services of America; US Bancorp Investments, Inc.; Voya Financial Advisors, Inc.; Wells Fargo Advisors, LLC; Western International Securities, Inc.; and Woodbury Financial Services.

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For the calendar year ended December 31, 2022, TCI paid approximately $37.3 million to these brokers and other financial intermediaries in connection with revenue sharing arrangements. TCI expects to have revenue sharing arrangements with a number of brokers and other financial intermediaries in 2023, including some or all of the foregoing brokers and financial intermediaries, among others, on terms similar to those discussed above.

For the calendar year ended December 31, 2022, TCI and its affiliates did not receive any payments from firms to participate in TCI sponsored events.

Please Note: Some of the aforementioned advisers and/or sub-advisers may not be associated with underlying fund portfolios currently available in this product.

Proceeds from certain of these payments by the Funds, the advisers, the sub-advisers and/or their affiliates may be profit to us, and may be used for any corporate purpose, including payment of expenses (i) that we and our affiliates incur in promoting, issuing, marketing and administering the Policies; and (ii) that we incur, in our role as intermediary, in promoting and marketing the fund portfolios.

Compensation To Broker-Dealers Selling The Policies

The Policies are offered to the public through broker-dealers (“selling firms”) that are licensed under the federal securities laws; the selling firm and/or its affiliates is/are also licensed under state insurance laws. The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the Policies. We pay commissions through TCI to the selling firms for their sales of the Policies.

A limited number of affiliated and unaffiliated broker-dealers, including Transamerica Financial Advisors, Inc. (“TFA”), may also be paid commissions and overrides to “wholesale” the Policies, that is, to provide sales support and training to sales representatives at selling firms. We may also provide compensation to a limited number of broker-dealers for providing ongoing service in relation to Policies that have already been purchased.

The selling firms are paid commissions for the promotion and sale of the Policies according to one or more schedules. The amount and timing of commissions may vary depending on the selling agreement.

To the extent permitted by rules of the Financial Industry Regulatory Authority (“FINRA”), Transamerica , TFA, TCI, and other affiliated parties may pay (or allow other broker-dealers to provide) promotional incentives or payments in the form of cash or non-cash compensation or reimbursement to some, but not all, selling firms and their sales representatives. These arrangements are described further below.

The sales representative who sold you the Policy typically receives a portion of the compensation we (and our affiliates) pay to the selling firm, depending on the agreement between the selling firm and its sales representative and the firm’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about the compensation your sales representative and the selling firm that employs your sales representative, may receive in connection with your purchase of a Policy. Also inquire about any compensation arrangements that we and our affiliates may have with the selling firm, including the conflicts of interests that such arrangements may create.

You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these differences may create an incentive for the selling firm or its sales representatives to recommend or sell this Policy to you. You may wish to take such incentives into account when considering and evaluating any recommendation relating to the Policies.

Special Compensation for Affiliated Wholesaling and Selling Firms. Our parent company provides paid-in capital to TCI and pays the cost of TCI’s operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions.

Transamerica’s main distribution channel is TFA, an affiliate, which sells Transamerica products. Transamerica covers the cost of TFA’s various facilities, third-party services and internal administrative functions, including employee salaries, sales representative training and employee benefits that are provided directly to TFA. These facilities and services are necessary for TFA’s administration and operation, and Transamerica is compensated by TFA for these expenses based on TFA’s usage. In addition, Transamerica and other affiliates pay for certain sales expenses of TFA, including the costs of preparing and producing prospectuses and sales promotional materials for the Policy.

Sales representatives and their supervisors at certain affiliated firms may receive, directly or indirectly, additional cash benefits and non-cash compensation or reimbursements from us or our affiliates. Additional compensation or reimbursement arrangements may include payments in connection with the firm’s conferences or seminars, sales or training programs for invited selling representatives and other employees, seminars for the public, trips (such as travel, lodging and meals in connection therewith),

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entertainment, merchandise and other similar items, and payments, loans or loan guaranties to assist a firm or representative in connection with systems, operating, marketing, and other business expenses. The amounts may be significant and may provide us with increased access to the sales representatives.

In addition, supervisors and/or sales representatives of those affiliated firms who meet certain productivity standards may be eligible for additional compensation. Sales of the Policies by affiliated selling firms may help sales representatives and/or their managers qualify for certain cash or non-cash benefits, and may provide such persons with special incentive to sell our Policies. For example, certain sales representatives, general agents, marketing directors and supervisors may be eligible to participate in a voluntary stock purchase plan that permits participants to purchase stock of Aegon N.V. (Transamerica’s ultimate parent) by allocating a portion of the commissions they earn to purchase such shares. A portion of the contributions of commissions by the representatives may be matched by the firm. Certain sales representatives may also be eligible to participate in a stock option and award plan. Registered representatives who meet certain production goals will be issued options on the stock of Aegon N.V.

Additional Compensation that We Pay to Selected Selling Firms. We may pay certain selling firms additional cash amounts in order to receive enhanced marketing services and increased access to their sales representatives. In exchange for providing us with access to their distribution network, such selling firms may receive additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences and seminars, and/or other services they provide to us and our affiliates. To the extent permitted by applicable law, we and other parties may allow other non-cash incentives and compensation to be paid to these selling firms.

These special compensation arrangements are not offered to all selling firms and the terms of such arrangements are not the same for all selling firms and may be based on past sales of the Policies or other criteria. Overrides were offered for certain products as incentives to our affiliate, TFA, in 2021.

TRANSFERS

General

You or your authorized representative of record may make transfers among the subaccounts or among the subaccounts and the fixed account. You will be bound by any transfers made by your authorized representative. We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request. We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit.

The following features apply to transfers under the Policy:

●

Your Policy may be limited to a cumulative transfer from the fixed account each Policy year of the greater of 25% of the amount in the fixed account, or the amount transferred out the previous Policy year. However, the transfer may not be greater than the unloaned portion of the fixed account on that date. See “Fixed Account Transfers.”

●

Currently we do not, but reserve the right to, limit the number of transfers out of the fixed account to one per Policy year. If we modify or stop our current practice, we will notify you at the time of your transfer.

●

You may request transfers in writing (in a form we accept) to our mailing address, by fax or by telephone to our administrative office, or electronically through our website (tlic.transamerica.com). Please Note: Certain subaccounts have similar names. It is important that you state or write the full name of the subaccount when making a transfer request to ensure that any transfer request that you make is in good order.

●	There is no minimum amount that must be transferred.
●	There is no minimum amount that must remain in a subaccount after a transfer.
●	Except as listed below, we may deduct a $10 charge from the amount transferred for each transfer in excess of 12 transfers in a Policy year:

1. We consider all transfers made in any one day to be a single transfer.

2. Transfers resulting from loans or the exercise of conversion rights currently are not treated as transfers for the purpose of the transfer charge.

3. Transfers via the Internet are not treated as transfers for the purpose of assessing the transfer charge.

4. Transfers among the ProFunds subaccounts are not treated as transfers for the purpose of assessing the transfer charge.

5. Transfers under dollar cost averaging and asset rebalancing currently are not treated as transfers for the purpose of assessing the transfer charge.

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We will process any transfer order that is received, in good order, in writing at our mailing address, or by fax or by telephone at our administrative office, before the NYSE closes (usually 4:00 p.m. Eastern Time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order after the NYSE closes or on a day that the NYSE is closed for trading, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE. (If you send your request by fax, be sure to use the correct fax number. Please see “Telephone, Fax and Online Privileges.”)

Market Timing and Disruptive Trading

The market timing policy and the related procedures (discussed below) do not apply to the ProFunds subaccounts because the corresponding portfolios are specifically designed to accommodate frequent transfer activity. Frequent transfers may increase portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction costs. In addition, large movements of assets into and out of a ProFunds may negatively affect a portfolio’s ability to achieve its investment objective or maintain a consistent level of operating expenses. If you invest in the ProFunds subaccounts, you should be aware that you may bear the costs and increased risks of frequent transfers discussed below and they may have a greater risk than other portfolios of suffering the harmful effects of market timing and disruptive trading.

Statement of Policy. This variable insurance Policy was not designed to accommodate market timing or facilitate frequent or large trading through transfers among the subaccounts or between the subaccounts and the fixed account. (Both frequent and large transfers may be considered disruptive.)

Market timing and disruptive trading can adversely affect you, other policyowners, beneficiaries and underlying fund portfolios. The adverse effects include:

1. Dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

2. An adverse effect on portfolio management, such as (a) impeding a portfolio manager’s ability to sustain an investment objective; (b) causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or (c) causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and

3. Increased brokerage and administrative expenses

These risks and costs are borne by all policyowners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the corresponding underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or potentially disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us if you intend to conduct market timing or potentially disruptive trading or have concerns about our inability to detect or prevent any such trading.

Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.

Deterrence. If we determine that you or anyone acting on your behalf is engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policyowners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature sent to us only by U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the premium payment or transfer, or series of premium payments or transfers, would have a negative impact on an underlying fund portfolio’s operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading.

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We may impose other restrictions on transfers, or even prohibit transfers for any policyowner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some policyowners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more trades or variable insurance products that we believe are connected by policyowners or persons engaged in trading on behalf of policyowners.

In addition, transfers for multiple policies invested in the Transamerica Series Trust underlying fund portfolios which are submitted together may be disruptive at certain levels. At the present time, such aggregated transactions likely will not cause disruption if less than one million dollars total is being transferred with respect to any one underlying fund portfolio (a smaller amount may apply to smaller underlying fund portfolios companies). Please note that transfers of less than one million dollars may be disruptive in some circumstances; we may change the maximum dollar amount of permitted transfers quickly and without notice.

Please Note: If you engage a third party investment adviser for asset allocation services, then you may be subject to these transfer restrictions because of the actions of your investment adviser in providing these services.

In addition to our internal policies and procedures, we will administer your variable life policy to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do not:

●	impose redemption fees on transfers; or
●

expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size; or

●	provide a certain number of allowable transfers in a given period.

Redemption fees, transfer limits, and other procedures or restrictions imposed by the underlying fund portfolios or our competitors may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

In the absence of preventative restrictions (e.g., expressly limiting the number of trades within a given period or limiting trades by their size), it is possible that some level of market timing and disruptive trading will occur before we are able to detect it and take steps to deter it.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policyowners (or those acting on their behalf ) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to detect or deter market timing or disruptive trading by such policyowners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that we cannot predict.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter harmful trading that may adversely affect other policyowners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on policyowners engaging in market timing or disruptive trading among the investment options under the variable insurance product. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for less than a certain period of time. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and

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procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading. We do not monitor transfer requests from policyowners or persons acting on behalf of policyowners for compliance with , nor do we apply, the frequent trading policies and procedures of the respective underlying fund portfolios. that would be affected by the transfers.

Policyowners should be aware that We are required to provide to an underlying fund portfolio or its payee, promptly upon request, certain information about the trading activity of individual policyowners, and to. We may be required to restrict or prohibit further purchases or transfers by specific policyowners or persons acting on their behalf, if identified by an underlying fund portfolio as violating the frequent trading policies established for the underlying fund portfolio.

Please read the underlying fund’s prospectus for information about restrictions on transfers.

Omnibus Orders. Policyowners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual policyowners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures.

We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it may affect other policyowners of underlying fund portfolio shares, as well as the policyowners of all of the variable annuity contracts or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from policyowners engaged in market timing or disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

Telephone, Fax, and Online Privileges

Telephone transfer privileges will automatically apply to your Policy unless you provide other instructions. The telephone transfer privileges allow you to give authority to the registered representative or agent of record for your Policy to make telephone transfers and to change the allocation of future payments among the subaccounts and the fixed account on your behalf according to your instructions. To make a telephone transfer, you may call us at our administrative office at 1-800-851-9777, Monday – Friday, between the hours of 8:30 a.m. - 7:00 p.m. Eastern Time, or fax your instructions to our subaccount transfer fax number, 1-727-299-1648, (for all other fax requests, please use 1-727-299-1620). You may also request transfers electronically through our website, tlic.transamerica.com. Please Note: Certain subaccounts have similar names. When providing your allocation instructions, please state or write the full name of the subaccount that you select for your allocation to ensure that those allocation instructions are in good order.

Please note the following regarding telephone, Internet or fax transfers:

●	We will employ reasonable procedures to confirm that telephone instructions are genuine.
●

If we follow these procedures, we are not liable for any loss, damage, cost or expense from complying with telephone instructions we reasonably believe to be authentic. You bear the risk of any such loss.

●	If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.
●

Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to owners, and/or tape recording telephone instructions received from owners.

●	We may also require that you send the telephone, Internet or fax order in writing.
●	If you do not want the ability to make telephone transfers, you should notify us in writing at our mailing address or through our fax number (1-727-299-1648).
●	We will not be responsible for same day processing of transfers if the transfer order is faxed to a number other than 1-727-299-1648 or 1-727-299-1620.
●

We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days and send us proof of your fax transmittal. We may discontinue this option at any time.

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We cannot guarantee that telephone and electronic transactions will always be available. For example, our offices may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order at our administrative office. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

Similarly, online transactions processed via the Internet may not always be possible. Telephone and computer systems, whether yours, your Internet service provider’s, your registered representative’s or Transamerica’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your request or inquiry in writing.

You should protect your user ID and password because self-service options will be available to your authorized representative and to anyone who provides your identifying information. We will not be able to verify that the person providing instructions online is you or someone authorized by you.

Note: Your requests that are received before the NYSE closes are priced using the subaccount unit value determined at the close of that regular business session of the NYSE (usually 4:00 p.m. Eastern Time). If we receive a request after the NYSE closes, or on a day the NYSE is closed for trading, we will process the withdrawal request using the subaccount unit value determined at the close of the next regular business session of the NYSE. Please Note: All requests must be submitted in good order to avoid a delay in processing your request.

Fixed Account Transfers

Currently, we do not, but reserve the right to limit the number of transfers out of the fixed account each Policy year to one per Policy year. If we change this, we will notify you at the time of your transfer. Depending on when your Policy was issued, we reserve the right to limit the maximum amount you may transfer from the fixed account to the greater of 25% of the amount in the fixed account or the amount you transferred from the fixed account in the immediately preceding Policy year. If your Policy was issued before September 1, 1994, there is no limit on the amount that you can transfer from the fixed account. If your Policy was issued on or after September 1, 1994, (in all states that approved this change), you are subject to the transfer limitations set forth above.

This current restriction does not apply if you have selected dollar cost averaging. However, the transfer may not be greater than the unloaned portion of the fixed account on that the valuation date on which we receive the transfer request.

We reserve the right to require that you make the transfer request in writing and that we receive the written transfer request, in good order, at our administrative office (for telephonic and facsimile transactions) or at our mailing address (for written correspondence), no later than 30 days after a Policy anniversary. We will make the transfer at the end of the valuation date on which we receive the request.

Except when used to pay premiums, we also may defer payment of any amounts from the fixed account for no longer than six months after we receive written notice.

Conversion Rights

If, within 24 months of your Policy date, you transfer all of your subaccount values to the fixed account, then we will not charge you a transfer fee, even if applicable. You must make your request in writing and in good order, to our mailing address.

In the event of a material change in the investment policy of any portfolio, you may transfer all subaccount value in that portfolio to the fixed account without a transfer charge. We must receive your request to transfer the subaccount value to the fixed account, in good order, within 60 days after the effective date of the change of investment policy or the date you receive notification of such change, whichever is later.

Dollar Cost Averaging

Dollar cost averaging is a strategy designed to reduce the average purchase price per unit. The strategy spreads the allocation of your premium into the subaccounts over a period of time. This potentially allows you to reduce the risk of allocating most of your premium to the subaccounts at a time when prices are high. The success of this strategy is not assured and depends on market trends. You should consider carefully your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. We make no guarantee that dollar cost averaging will result in a profit or protect you against loss.

Under dollar cost averaging, we automatically transfer a set dollar amount from the Transamerica BlackRock Government Money Market VP subaccount, the Transamerica JPMorgan Core Bond VP subaccount, or the fixed account to a subaccount that you choose. We will make the transfers monthly as of the end of the valuation date after the first Monthiversary after the record date. We

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will make the first transfer in the month after we receive your request, in good order, at our mailing address or by facsimile at our administrative office, provided that we receive the form by the 25th day of the month. (Note: As stated on the dollar cost averaging form, the date you select cannot be the 29th, 30th or 31st of any month.)

To start dollar cost averaging:	● You must submit to us, in good order, in writing to our mailing address (or by facsimile to our administrative office) a completed form, signed by the owner requesting dollar cost averaging.
● You may be required to have at least $5,000 in each subaccount or the fixed account from which we will make transfers.
● Your total transfers each month under dollar cost averaging may be limited to a minimum of $1,000.
● Each month, you may not transfer more than one-tenth of the amount that was in your fixed account at the beginning of dollar cost averaging.
You may request dollar cost averaging at any time. There is no charge for dollar cost averaging.
Dollar cost averaging will terminate if any of the following occur:	● We receive, in good order, at our mailing address (or by facsimile or telephone at our administrative office), a request to discontinue participation from you or your authorized representative.
● The value in the accounts from which we make the transfers is depleted.
● You elect to participate in the asset rebalancing program.
● You elect to participate in any asset allocation services provided by a third party.

If you terminate your participation in the dollar cost averaging program and later decide that you would like to participate again, you must sign and submit (in good order) a new dollar cost averaging form. We may modify, suspend, or discontinue dollar cost averaging at any time.

Asset Rebalancing Program

We also offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular allocation percentage among the subaccounts you have selected. Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy’s currently effective premium allocation schedule. Cash value in the fixed account is not available for this program and is not available in conjunction with the dollar cost averaging program. We make no guarantee that asset rebalancing will result in a profit or protect you against loss.

You may elect asset rebalancing to occur on a monthly, quarterly, semi-annual or annual basis. Once we receive the asset rebalancing request form, in good order, at our mailing address (or by facsimile at our administrative office), we will change your premium allocations to match your asset rebalancing instructions, and we will implement the asset rebalancing program on the date you indicated. If you do not indicate a specific date, we will use the date that we receive the form. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day that the NYSE is open.

To start asset rebalancing:

●   You must submit to us, in good order, in writing to our mailing address (or by facsimile to our administrative office), a completed asset rebalancing request form signed by the owner before the maturity date.

● You may be required to have a minimum cash value of $10,000 or make a $10,000 initial premium payment.

There is no charge for the asset rebalancing program. (We reserve the right to count such allocations as part of your free transfers in the future.)

Asset rebalancing will cease if:	● You elect to participate in the dollar cost averaging program.
● We receive, in good order, at our mailing address (or by facsimile or telephone at our administrative office) a request to discontinue participation from you or your authorized representative.

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● You make any transfer to or from any subaccount other than under a scheduled rebalancing.
● You elect to participate in any asset allocation services provided by a third party.

You may start and stop participation in the asset rebalancing program at any time, but we may restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend, or discontinue the asset rebalancing program at any time.

Third Party Asset Allocation Services

We do not offer any asset allocation programs or any allocation models for use with your life insurance policy. You may authorize and engage your own investment advisor to manage your account. These investment advisors may be firms or persons who also are appointed by us, or whose affiliated broker-dealers are appointed by us, as authorized sellers of the Policies. Even if this is the case, however, please note that the investment advisor you engage to provide advice and/or make transfers for you is not acting on our behalf, but rather is acting on your behalf. We do not offer advice about how to allocate your cash value under any circumstance. We are not responsible for any recommendations such investment advisors make, any investment models or asset allocation programs they choose to follow, or any specific transfers they make on your behalf.

Any fee that is charged by your investment advisor is in addition to the fees and expenses that apply under your Policy. We are not a party to the agreement you have with your investment advisor. You will, however, receive confirmations of transactions that affect your Policy. Note: If you make withdrawals of cash value to pay advisory fees, then taxes may apply to any such withdrawals and tax penalties may be assessed on withdrawals.

Note:

●	If you make withdrawals of cash value to pay advisory fees, then taxes may apply to any such withdrawals.
●	Periodic withdrawals to pay advisory fees will not incur a surrender charge unless they result in full surrender of the policy.
●	Each withdrawal will reduce death benefits and other guaranteed benefits.
●	Your advisory fees are calculated as a percentage of your subaccount value. We will deduct the fees pro-rata from the subaccounts, unless directed to deduct the fees from the Fixed Account.
●	Transamerica’s authorization will remain in effect until revoked by you with a written notice received at the Administrative Office of Transamerica Life Insurance Company.
●

The policyowner and the Advisor agree that the Policy shall be solely responsible for the payment of the fee and that neither the policyowner nor Transamerica Life Insurance Company shall have any liability whatsoever for payment of the fee. The fee will be deducted from the assets of the Policy and forwarded by Transamerica Life Insurance Company to the Advisor as instructed.

●

Given the significant effect such deductions could have on Policy benefits, policyowners are encouraged to discuss with their financial professionals the impact of deducting Advisory Fees from their Policy Value prior to making any election.

If your investment advisor has also acted as your insurance agent with respect to the sale of your Policy, he or she may be receiving compensation for services provided both as an insurance agent and investment advisor. Alternatively, the investment advisor may compensate the registered representative from whom you purchased your Policy for the referral that led you to enter into your investment advisory relationship with the investment advisor. If you are interested in the details about the compensation that your investment advisor and/or your registered representative receive in connection with your Policy, you should ask them for more details.

We, or an affiliate of ours, will process the financial transactions placed by your authorized registered representative or investment advisor. We reserve the right to discontinue doing so at any time and for any reason. We may require registered representatives or investment advisors, who are authorized by multiple policyowners to make financial transactions, to enter into an administrative agreement with Transamerica as a condition of our accepting transactions on your behalf. The administrative agreement may impose limitations on the registered representative’s or investment advisor’s ability to request financial transactions on your behalf. These limitations, which are discussed in the section entitled “Transfers - Disruptive Trading and Market Timing,” are intended to (i) minimize the detrimental impact of an investment professional who is in a position to transfer large amounts of money for multiple clients in a particular portfolio or type of portfolio; or (ii) to comply with specific restrictions or limitations imposed by a portfolio of Transamerica.

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Please Note:

●

Limitations that we may impose on your authorized registered representative or investment advisor under the terms of the administrative agreement do not apply to financial transactions requested by an owner on their own behalf, except as otherwise described in this prospectus. Any third party asset allocation service may be terminated at any time by the owner or by the third party service by sending written instruction to our mailing address.

●	The practices and procedures described above do not apply to any asset allocation portfolios that are available as investment options under the Policy.

POLICY VALUES

Cash Value

Your cash value:

●	Is determined on the Policy date and on each valuation date.
●

Equals the sum of all amounts invested in each subaccount and the fixed account, including any amounts held in the loan reserve account (part of the fixed account) to secure any outstanding Policy loan.

●	Serves as the starting point for calculating values under a Policy.
●

Varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans).

●	Has no guaranteed minimum amount and may be more or less than premiums paid.

Net Surrender Value

The net surrender value is the amount we pay when you surrender your Policy while it is in force. We determine the net surrender value at the end of the valuation period when we receive your written surrender request, in good order, at our mailing address. You may also fax your request to 1-727-299-1620.

Net surrender value on any valuation date equals:	● The cash value as of such date; minus
● Any surrender charge as of such date; minus
● Any outstanding Policy loan amount(s); plus
● Any interest you paid in advance on the loan(s) for the period between the date of the surrender and the next Policy anniversary.

Subaccount Value

The cash value in a subaccount is referred to as “subaccount value.” At the end of any valuation period, the subaccount value is equal to the number of units that the Policy has in the subaccount, multiplied by the unit value of that subaccount. (Note: Subaccount transactions are converted to units for accounting purposes.)

The number of units in any subaccount on any valuation date equals:	● The initial units purchased at unit value on the record date; plus
● Units purchased with additional net premium(s); plus
● Units purchased due to a loan repayment; plus
● Units purchased via transfers from another subaccount or the fixed account; minus
● Units redeemed to pay for monthly deductions; minus
● Units redeemed to pay for cash withdrawals; minus
● Units redeemed as part of a transfer to another subaccount or the fixed account; minus
● Units redeemed to pay any cash withdrawal charges and any transfer charges; minus
● Units redeemed due to any refund of premiums allocated to that subaccount.

Every time you allocate, transfer or withdraw money to or from a subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or cash withdrawal by the unit value for that subaccount next determined at the end of the valuation period on which the premium allocation, transfer request or cash withdrawal request is received: (i) at our mailing address (for written requests or payments by

49

check); (ii) at our administrative office (for requests by fax or by telephone, or for payments made through electronic credit and debit transactions); or (iii) electronically through our website.

Subaccount Unit Value

The value (or price) of each subaccount unit will reflect the investment performance of the portfolio in which the subaccount invests. Unit values will vary among subaccounts. The unit value of each subaccount was originally established at $10 per unit. The unit value may increase or decrease from one valuation period to the next.

The unit value of any subaccount at the end of a valuation period is calculated as:	●	The total value of the portfolio shares held in the subaccount, including the value of any dividends or capital gains distribution declared and reinvested by the portfolio during the valuation period. This value is determined by multiplying the number of portfolio shares owned by the subaccount by the portfolio’s net asset value per share determined at the end of the valuation period; minus
	●	A charge equal to the daily net assets of the subaccount multiplied by the daily equivalent of the mortality and expense risk charge;
	●	The accrued amount of reserve for any taxes or other economic burden resulting from applying tax laws that we determine to be properly attributable to the subaccount; and the result divided by
	●	The number of outstanding units in the subaccount before the purchase or redemption of any units on that date.

The portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern Time) except on customary national holidays on which the NYSE is closed, which coincides with the end of each valuation period.

Fixed Account Value

On the Policy date, the fixed account value is equal to the cash value allocated to the fixed account, less the portion of the first monthly deduction that is subtracted from the fixed account.

The fixed account value at the end of any valuation period is equal to:
	●	The sum of net premiums allocated to the fixed account; plus
	●	Any amounts transferred from a subaccount to the fixed account (including amounts transferred to the loan reserve account); plus
	●	Total interest credited to the fixed account; minus
	●	Amounts charged to pay for monthly deductions; minus
	●	Amounts withdrawn or surrendered from the fixed account to pay for cash withdrawals, transfer fees or any other fees and charges; minus
	●	Amounts transferred from the fixed account (including amounts transferred to the loan reserve account) to a subaccount; minus
	●	Any refund of premiums allocated to the fixed account.

STANDARD DEATH BENEFITS

Death Benefit Proceeds

We will determine the amount of the death benefit proceeds on any Policy in force on the date of death upon receipt, in good order, at our administrative office, of satisfactory proof of the insured’s death, plus written direction (from each eligible recipient of death benefit proceeds) regarding distribution of the death benefit payment, and any other documents, forms and information we need. We will pay interest on the death benefit from the date of death to the date of payment. The annual interest rate will be at least 1%. We may require the Policy be returned. We will pay the death benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the insured and there is no contingent beneficiary, we will pay the death benefit proceeds to the owner or the owner’s estate. We will pay the death benefit proceeds in a lump sum by check or under a payment option.

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The final death benefit payment is equal to:	● The amount determined based on the death benefit option that you select (described below); minus
● Any monthly deductions due during the grace period (if applicable); minus
● Any outstanding loan amount; plus
● Any interest you paid in advance on the loan(s) for the period between the date of death and the next Policy anniversary; plus
● Any additional insurance in force provided by rider.

We may further adjust the amount of the death benefit proceeds if we contest the Policy or if you misstate the insured’s age or sex.

Death Benefit

The Policy offers two death benefit options – Option A and Option B. The death benefit is determined at the end of the valuation period in which the insured dies. You must select one of the two death benefit options we offer. This is an important decision. No matter which death benefit option you choose, we guarantee that, as long as the Policy does not lapse, the death benefit will never be less than the specified amount on the date of the insured’s death adjusted as shown above.

Option A

The death benefit equals the greatest of:	● The specified amount; or
● A specified percentage called the “limitation percentage,” multiplied by the cash value on the insured’s date of death; or
● The amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option A, your death benefit remains level unless the limitation percentage multiplied by the cash value is greater than the specified amount; then the death benefit will vary as the cash value varies.

The limitation percentage is the minimum percentage of cash value we must pay as the death benefit under federal tax requirements. It is based on the attained age of the insured at the beginning of each Policy year. The following table indicates the limitation percentages for different ages:

Attained Age	Limitation Percentage
40 and under	250%
41 to 45	250% minus 7% for each age over age 40
46 to 50	215% minus 6% for each age over age 45
51 to 55	185% minus 7% for each age over age 50
56 to 60	150% minus 4% for each age over age 55
61 to 65	130% minus 2% for each age over age 60
66 to 70	120% minus 1% for each age over age 65
71 to 75	115% minus 2% for each age over age 70
76 to 90	105%
91 to 95	105% minus 1% for each age over age 90
96 and older	100%

If the federal tax code requires us to determine the death benefit by reference to these limitation percentages, the Policy is described as “in the corridor.” An increase in the cash value will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

Option A Example. Assume that the insured’s attained age is under 40 and that there are no outstanding loans. Under Option A, a Policy with a $50,000 specified amount will generally pay $50,000 in death benefits. However, because the death benefit must be equal to or be greater than 2.5 times the cash value, any time the cash value of the Policy exceeds $20,000, the death benefit will exceed the $50,000 specified amount. (The figure $20,000 is derived by solving for cash value in the following calculation: $50,000 = 2.5 times the cash value.) Each additional dollar added to the cash value above $20,000 will increase the death benefit by $2.50.

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Similarly, so long as the cash value exceeds $20,000, each dollar taken out of the cash value will reduce the death benefit of the Policy, not including the rider, by $2.50. If at any time the cash value multiplied by the limitation percentage is less than the specified amount, the death benefit will equal the specified amount of the Policy reduced by the dollar value of any cash withdrawals.

Option B

The death benefit equals the greatest of:	1. The specified amount; plus the cash value on the insured’s date of death; or
2. The limitation percentage multiplied by the cash value on the insured’s date of death.
3. The amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option B, the death benefit always varies as the cash value varies.

Option B Example. Assume that the insured’s attained age is under 40 and that there are no outstanding loans. Under Option B, a Policy with a specified amount of $50,000 will generally pay a death benefit of $50,000 plus cash value. Thus, a Policy with a cash value of $10,000 will have a death benefit of $60,000 ($50,000 + $10,000). The death benefit, however, must be at least 2.5 times the cash value. As a result, if the cash value exceeds $33,333, the death benefit will be greater than the specified amount plus cash value. (The figure of $33,333 is derived by solving for cash value in the following calculation: 2.5 multiplied by cash value = $50,000 plus cash value; 2.5 multiplied by $33,333= $50,000 plus $33,333). Each additional dollar of cash value above $33,333 will increase the death benefit by $2.50.

Similarly, any time the cash value exceeds $33,333, each dollar taken out of the cash value will reduce the death benefit by $2.50. If at any time, the cash value multiplied by the limitation percentage is less than the specified amount plus the cash value, then the death benefit will be the specified amount plus the cash value of the Policy.

Effect of Cash Withdrawals for Third Party Advisory Fees

For Policyowners that elect to pay third party advisory fees from the policy value, the advisory fees will be funded by policy withdrawals. Policy withdrawals reduce the Death Benefit, as shown in the following examples

In the following examples, assume that:

●	Policyholder is age 50 and has a specified amount of $250,000,
●	Policy value is $50,000, and
●	Policyholder has just received a bill for an advisory fee of $1,000.

Example for the impact on a Death Benefit Option Type A:

●	$1000 is withdrawn from the policy value and is applied to pay the advisory fee.
●	Policy value after withdrawal = $50,000 – $1,000 = $49,000.
●	Death Benefit before withdrawal = $250,000.
●	Death Benefit after withdrawal = $250,000 - $1,000 = $249,000.

Example for the impact on a Death Benefit Option Type B:

●	$1000 is withdrawn from the policy value and is applied to pay the advisory fee.
●	Policy value after withdrawal = $50,000 – $1,000 = $49,000.
●	Death Benefit before withdrawal = $250,000 + $50,000 = $300,000.
●	Death Benefit after withdrawal = ($250,000+$50,000) - $1,000 = $299,000.

Riders and their benefits are not impacted by advisory fee deductions.

Effect of Cash Withdrawals on the Death Benefit

If Option A is in effect, a cash withdrawal will reduce the specified amount of the Policy by an amount equal to the amount of the cash withdrawal. Regardless of the death benefit option in effect, a cash withdrawal will reduce the death benefit of the Policy by at least the amount of the withdrawal. For a description of the effect of cash withdrawals on the death benefit option that you select, please refer to the section entitled “Surrenders and Cash Withdrawals – Cash Withdrawal Conditions” in this prospectus.

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Choosing Death Benefit Options

You must choose one death benefit option on your application. This is an important decision. The death benefit option you choose will have an impact on the dollar value of the death benefit, on your cash value, and on the amount of cost of insurance charges you pay. If you do not select a death benefit option on your application, then Option A will become the death benefit option for your Policy by default.

You may find Option A more suitable for you if your goal is to increase your cash value through positive investment experience. You may find Option B more suitable if your goal is to increase your total death benefit.

Changing the Death Benefit Option

After the third Policy year, you may change your death benefit option once each Policy year. Changing the death benefit option may affect the specified amount. We will notify you of the new specified amount.

Changes to the Death Benefit Option are subject to the following conditions:

●

You may send your written request, in good order, to our mailing address or fax it to us at our administrative office at 1-727-299-1620. (If you send your request by fax, be sure to use the correct fax number. Please see “Telephone, Fax, and Online Privileges.”)

●	The effective date of the change will be the Monthiversary on or following the date when we receive your request for a change.
●	You may not make a change that would decrease the specified amount below the minimum specified amount shown on your Policy schedule page.
●	There may be adverse federal tax consequences. You should consult a tax professional before changing your Policy’s death benefit option.

If you change your death benefit option from Option B to Option A, we will make the specified amount after the change equal to the specified amount prior to the change, plus your Policy’s cash value on the effective date of the change. If you change your death benefit option from Option A to Option B, we will make the specified amount after the change equal to the specified amount prior to the change, minus the cash value on the effective date of the change. We will notify you of the new specified amount.

Increasing/Decreasing the Specified Amount

You may increase the specified amount after the first Policy year or decrease it at any time after the third Policy year. No more than one change in the specified amount can occur each Policy year. If approved, the increase or decrease will take effect on the next Policy Monthiversary. An increase or decrease in the specified amount will affect your cost of insurance charge, your minimum monthly guarantee premium, and may affect your ability to maintain the no lapse period guarantee. A change in specified amount may affect the Policy’s qualification tests as life insurance under IRC 7702 and could cause the Policy to become a Modified Endowment Contract under IRC 7702A and may have adverse federal tax consequences.

You should consult a tax professional before changing your Policy’s specified amount.

Conditions for increasing the specified amount:	● We will accept requests for increases in specified amount at any time if the insured is under age 75.
● You may send your written request, in good order, to our mailing address or fax it to us at 1-727-299-1620.
● A requested increase in specified amount requires our approval and will take effect on the Policy Monthiversary on or after we approve your request.
● You will require additional evidence of insurability.
● The increase in specified amount must be at least $50,000.
● We reserve the right to decline your request.
● You do not need to send an additional premium but you must have sufficient net surrender value to cover the next monthly deductions after the increase becomes effective.
● If you surrender your Policy, we will charge you an additional surrender charge on any increase in specified amount for 15 years after each increase.

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If you increase the specified amount but you have not paid sufficient premiums to cover monthly deductions, your Policy will lapse.

Conditions for decreasing the specified amount:	● You may send your written request, in good order, to our mailing address or fax it to us at our administrative office at 1-727-299-1620.
● Your Policy must be in force for three years.
● You may not decrease your specified amount if it would disqualify your Policy as life insurance under the Internal Revenue Code.
● We may limit the amount of the decrease to no more than 20% of the specified amount
● A decrease in specified amount will take effect on the first Policy Monthiversary on or next following the day we receive your written request.

Payment Options

There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. These are described under “Settlement Options” in your Policy and in this prospectus.

Surrenders and Cash Withdrawals

Surrenders

You must make a written request to surrender your Policy for its net surrender value as calculated at the end of the valuation date on which we receive your request, in good order, at our mailing address. You also may fax your request to our administrative office at 1-727-299-1620. We may require an original signature with such request. Written requests to surrender a Policy that are received at our mailing address (or faxed to our administrative office) before the NYSE closes are priced using the subaccount unit value determined at the close of that regular business session of the NYSE (usually 4:00 p.m. Eastern Time). If we receive a written request at our mailing address or a fax request at our administrative office after the NYSE closes, or on a day the NYSE is closed for trading, we will process the surrender request using the subaccount unit value determined at the close of the next regular business session of the NYSE. Please Note: All surrender requests must be submitted in good order to avoid a delay in processing your request.

The insured must be alive, the Policy must be in force, and it must be before the maturity date when you make your written request. A surrender is effective as of the date when we receive your written request, in good order, at our mailing address. You will incur a surrender charge if you surrender the Policy during the first 15 Policy years and an additional surrender charge for 15 years following each increase in specified amount.

Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net surrender value in a lump sum within seven days or under a settlement option. A surrender may have tax consequences. For more information regarding tax consequences, please refer to the section entitled “Federal Income Tax Considerations.”

Cash Withdrawals

After the first Policy year, you may request a cash withdrawal of a portion of your surrender value subject to certain conditions. (Note: All requests for a withdrawal must be submitted in good order to avoid a delay in processing your request.)

Cash withdrawal conditions:

●   You must send your written cash withdrawal request with an original signature, in good order, to our mailing address. If your withdrawal request is less than $500,000, then you may fax it to us at 1-727-299-1620.

● We may limit the number of withdrawals to one cash withdrawal per Policy year.

●   During the first 10 Policy years, the amount of the withdrawal may be limited to no more than 10% of the net surrender value. After the 10th Policy year, the amount of the withdrawal may be limited to no more than 25% of the net surrender value.

● The remaining net surrender value following a withdrawal may not be less than $500.00.

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● You may not take a cash withdrawal if it will reduce the specified amount below the minimum specified amount set forth in the Policy.

●   You may specify the subaccount(s) and the fixed account from which to make the withdrawal. If you do not specify an account, we will take the withdrawal from each account in accordance with your current premium allocation instructions. If this is not possible, the withdrawal amount will be withdrawn pro-rata from all accounts.

● We generally will pay a cash withdrawal request within seven days following the valuation date we receive the request, in good order, at our mailing address.
● We will deduct a processing fee equal to $25 or 2% of the amount you withdraw, whichever is less. We deduct this amount from the withdrawal, and we pay you the balance.

●   A withdrawal from the Transamerica BlackRock Government Money Market VP portfolio or the ProFund VP Government Money Market fund may be subject to a redemption fee. This could possibly cause you to lose money on your fund redemption.

● You may not take a cash withdrawal that would disqualify your Policy as life insurance under the Internal Revenue Code.
● A cash withdrawal may have tax consequences.

●   Your requests for a cash withdrawal that are received at our mailing address (or faxed to our administrative office per the above instructions) before the NYSE closes are priced using the subaccount unit value determined at the close of that regular business session of the NYSE (usually 4:00 p.m. Eastern Time). If we receive a written request at our mailing address (or a fax request at our administrative office) after the NYSE closes, or on a day the NYSE is closed for trading, we will process the withdrawal request using the subaccount unit value determined at the close of the next regular business session of the NYSE. Please Note: All cash withdrawal requests must be submitted in good order to avoid a delay in processing your request.

A cash withdrawal will reduce the cash value by the amount of the cash withdrawal, and in most cases, will reduce the death benefit by at least the amount of the cash withdrawal. When death benefit Option A is in effect, a cash withdrawal will reduce the specified amount of the Policy by an amount equal to the amount of the cash withdrawal. You also may have to pay higher minimum monthly guarantee premiums. We will not impose a pro rata decrease charge when the specified amount is decreased as a result of taking a cash withdrawal.

When we incur extraordinary expenses, such as overnight mail expenses or wire service fees, for expediting delivery of your cash withdrawal or surrender payment, we will deduct that charge from the payment. We currently charge $20 for an overnight delivery ($30 for Saturday delivery) and $50 for wire service. You can obtain further information about these charges by contacting our mailing or administrative office.

Canceling a Policy (Note: This Policy is not available for new sales)

You may cancel the Policy for a refund during the free look period by returning it, with a written request (with the owner’s signature) to cancel the Policy to our mailing address. You also may fax your request to 1-727-299-1620 along with page 3 of the Policy. (If you send your request by fax, be sure to use the correct fax number.) The free look period generally expires 10 days after you receive the Policy, but in some states you may have more than 10 days. If you decide to cancel the Policy during the free look period, we will treat the Policy as if it had never been issued. We will pay the refund within seven days after we receive, in good order, the written request and the returned Policy at our mailing address (or a fax request and page 3 of the Policy are received in good order at our administrative office). Note: Canceling a Policy after a 1035 Exchange could have tax consequences as any gain from the old policy will generally be recognized.

If your state requires us to allocate premium according to a policyowner’s instructions during the free look period then the amount of the refund will be the sum of:

●

The difference between the premiums paid and the amounts allocated to any accounts under the Policy on the date the written request and Policy are received, in good order, at our mailing address (or a fax request and page 3 of the Policy are received at our administrative Office); plus

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●	The total amounts of monthly deductions made and any other charges imposed on amounts allocated to the accounts; plus
●	The value of the amounts allocated to the accounts on the date we or our agent received the returned Policy.

If state law prohibits the calculation above, or requires us to refund all of the initial premiums, the refund will be the total of all premiums paid for this Policy. (See “Policy Features – Premiums – Allocating Premiums – Reallocation Account.”) Please Note: If you have submitted a recent check or draft, we have the right to defer payment of the refund until such check or draft has been honored.

Signature Guarantees

Signature guarantees are relied upon as a means of preventing the perpetration of fraud in financial transactions, including the disbursement of funds or assets from a victim’s account with a financial institution or a provider of financial services. They provide protection to investors by, for example, making it more difficult for a person to take another person’s money by forging a signature on a written request for the disbursement of funds.

As a protection against fraud, we may require that the following transaction requests include a Medallion signature guarantee:

●	All requests for disbursements (i.e., cash withdrawals and surrenders) of $500,000 or more.
●	Any disbursement request made on or within 10 days of our receipt of a request to change the address of record for an owner’s policy.
●

Any disbursement request when Transamerica has been directed to send proceeds to a different address from the address of record for that owner’s account. Please Note: This requirement will not apply to disbursement requests made in connection with exchanges of one life policy for another with the same owner in a “tax-free exchange” under Section 1035 of the Internal Revenue Code.

●	Any financial transaction where the owner’s signature on a request submitted does not match the signature in our files.

An investor can obtain a signature guarantee from financial institutions across the United States and Canada that participate in a Medallion signature guarantee program. This includes many:

●	National and state banks
●	Savings banks and savings and loan associations
●	Securities brokers and dealers
●	Credit unions

The best source of a signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business. Guarantor firms may, but frequently do not, charge a fee for their services.

A notary public cannot provide a signature guarantee. Notarization will not substitute for a signature guarantee.

LOANS

General

After the first Policy year (as long as the Policy is in force) you may borrow money from the Policy using the Policy’s net surrender value as the only security for the loan. We may permit a loan prior to the first Policy anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from and secured by a Policy may have tax consequences. See “Federal Income Tax Considerations.”

Policy loans are subject to certain conditions:	● We may require you to borrow at least $500.
● The maximum amount you may borrow is 90% of the cash value, minus any surrender charge and minus any outstanding loan amount.

When you take a loan, we will withdraw an amount equal to the requested loan plus interest in advance until the next Policy anniversary from each of the subaccounts and the fixed account based on your current premium allocation instructions (unless you specify otherwise). If this is not possible, the withdrawal amount will be withdrawn pro-rata from the subaccounts and the fixed account. We will transfer that amount to the loan reserve account. The loan reserve account is part of our fixed account.

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We normally pay the amount of the loan within seven days after we receive a loan request, in good order, at our mailing address or, in the limited circumstances described below, by fax at our administrative office. We may postpone payment of loans under certain conditions.

You may request a loan of up to $50,000 by telephone by calling us at our administrative office at 1-800-851-9777, Monday – Friday, between the hours of 8:30 a.m. – 7.00 p.m. Eastern Time. If you do not want the ability to request a loan by telephone, you should notify us in writing at our mailing address. You will be required to provide certain information for identification purposes when you request a loan by telephone. We may ask you to provide us with written confirmation of your request. We will not be liable for processing a loan request if we believe the request is genuine. (Note: All loan requests must be submitted in good order to avoid a delay in processing your request.)

If your request is less than $500,000, then you may fax your loan request to us at 1-727-299-1620. (If you send your request by fax, be sure to use the correct fax number.) If your loan request exceeds $500,000 or if the address of record has been changed within the past 10 days, we may reject your request or require a signature guarantee. We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days and send us proof of your fax transmittal.

Your requests for a loan that are received at our mailing address (or faxed to our administrative office per the above instructions) before the NYSE closes are priced using the subaccount unit value determined at the close of that regular business session of the NYSE (usually 4:00 p.m. Eastern Time). If we receive a written request at our mailing address (or a fax request at our administrative office) after the NYSE closes, or on a day the NYSE is closed for trading, we will process the request using the subaccount unit value determined at the close of the next regular business session of the NYSE. Please Note: All loan requests must be submitted in good order to avoid a delay in processing your request.

You can repay a loan at any time while the Policy is in force. Loan repayments must be sent to our mailing address and will be credited as of the date received.

At each Policy anniversary, we will compare the outstanding loan amount to the amount in the loan reserve account. At each such time, if the outstanding loan amount exceeds the amount in the loan reserve account, we will withdraw the difference from the subaccounts and the fixed account and transfer it to the loan reserve account, in the same manner as when a loan is made. If the amount in the loan reserve account exceeds the amount of the outstanding loan, we will withdraw the difference from the loan reserve account and transfer it to the subaccounts and the fixed account in the same manner as current premiums are allocated. No charge will be imposed for these transfers, and these transfers are not treated as transfers in calculating the transfer charge. We reserve the right to require a transfer to the fixed account if the loans were originally transferred from the fixed account.

Loan Interest Spread

The Loan Interest Spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to your loan reserve account.

For policies issued on or after May 1, 1994*: We currently charge an interest rate on a Policy loan of 5.2% in advance (5.49% effective annual interest rate) on each Policy anniversary. We currently credit the amount in the loan reserve account with an effective annual interest rate of 4.75% (4.0% minimum guaranteed). After offsetting the 4.75% interest we credit, the net cost of loans currently is 0.74% annually after rounding (1.49% maximum guaranteed). We may apply different loan interest rates to different portions of the outstanding loan amount. After the 10th Policy year, we apply preferred loan rates on an amount equal to the cash value; minus total premiums paid (less any cash withdrawals); and minus any outstanding loan amount. The current preferred loan interest rate credited is 5.49% effective annually, after rounding, and is not guaranteed.

For policies issued before May 1, 1994*: We currently charge an interest rate on a Policy loan of 7.4% in advance (8.0% effective annual interest rate) on each Policy anniversary. We currently credit the amount in the loan reserve account with an effective annual interest rate of 6.75% (4.0% minimum guaranteed). After offsetting the 6.75% interest we credit, the net cost of loans currently is 1.25% annually after rounding (4.00% maximum guaranteed). We may apply different loan interest rates to different portions of the outstanding loan amount. After the 10th Policy year, we apply preferred loan rates on an amount equal to the cash value; minus total premiums paid (less any cash withdrawals); and minus any outstanding loan amount. The current preferred loan interest rate credited is 8.00% effective annually, after rounding, and is not guaranteed.

* For Policies issued in the following states, the charged and credited interest rates on a Policy loan are 7.4% and 6.75%, respectively, for all Policies issued before, and 5.2% and 4.75%, respectively, for all Policies issued on or after, the date indicated: Idaho – May 24, 1994; Montana – May 20, 1994; Rhode Island – May 19, 1994; Oregon – June 27, 1994; Minnesota – December 28, 1994; Vermont – February 21, 1996; Puerto Rico – April 18, 1997; New Jersey – April 13, 1995; District of Columbia – November 23, 1998; and Guam – February 11, 1998.

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Loan Reserve Account Interest Rate Credited

We will credit the amount in the loan reserve account with an effective annual interest rate of at least 4.0%. We may credit a higher rate, but we are not obligated to do so.

●	We currently credit interest at an effective annual rate of 4.75% in arrears on amounts you borrow during the first ten Policy years.
●

After the tenth Policy year, on all amounts that you have borrowed, we currently credit interest to part of the cash value in excess of the premiums paid less cash withdrawals and any outstanding loan amount including accrued loan interest at an interest rate equal to the interest rate we charge on the total loan. The remaining portion, equal to the cost basis, is currently credited an effective annual rate of 4.75%.*

*For Policies issued on or after May 1, 1994. For Policies issued before that date, we credit interest an effective annual rate of 6.75%. For the following states, we credit an effective annual rate of 6.75% for Policies issued before, and an effective annual rate of 4.75% for Policies issued on or after, the date indicated: Idaho – May 24, 1994; Montana – May 20, 1994; Rhode Island – May 19, 1994; Oregon – June 27, 1994; Minnesota – December 28, 1994; Vermont – February 21, 1996; Puerto Rico – April 18, 1997; New Jersey – April 13, 1995; District of Columbia – November 23, 1998; and Guam – February 11, 1998.

Effect of Policy Loans

A Policy loan reduces the death benefit proceeds and net surrender value by the amount of any outstanding loan amount. Repaying the loan causes the death benefit proceeds and net surrender value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount in the loan reserve equal to the amount of the outstanding loan plus interest charged in advance until the next Policy anniversary in the loan reserve account. This amount is not affected by the separate account’s investment performance, may not be credited with the interest rates accruing on the unloaned portion of the cash value in the fixed account, and, therefore, can affect the Policy’s cash value and death benefit whether or not the loan is repaid. Amounts transferred from the separate account to the loan reserve account will reduce the value in the separate account and we will credit such amounts with an interest rate declared by us rather than a rate of return reflecting the investment results of the separate account.

We currently charge you an annual interest rate on a Policy loan of either 7.4% in advance or 5.2% in advance depending on state and issue date on each Policy anniversary. Because interest is added to the amount of the Policy loan to be repaid, the size of the loan will constantly increase unless the interest and/or the Policy loan is repaid.

There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. A Policy loan may also have possible adverse tax consequences. You should consult a tax professional before taking out a Policy loan.

We will notify you (and any assignee of record) if a loan causes your net surrender value to reach below your monthly deduction. If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may lapse.

POLICY LAPSE AND REINSTATEMENT

Lapse

Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is a possibility that your Policy will lose value and lapse. This Policy provides a no lapse guarantee as shown below. Once your no lapse period ends, or if the no lapse guarantee is not in effect, your Policy may lapse if the net surrender value on any Monthiversary is less than the monthly deductions due on that day. Such lapse might occur if unfavorable investment experience, loans and cash withdrawals cause a decrease in the net surrender value, or you have not paid sufficient premiums (as discussed below) to offset the cost of monthly deductions. If your grace notice payments are received the date of the lapse, any requests that are received before the NYSE closes (usually 4:00 p.m. Eastern Time) the payment will be dated that day. If a request is received after the NYSE closes, or on a day that the NYSE is closed for trading, we will process your request as of the next available business day the NYSE is open. Please note: All requests must be submitted in good order to avoid a delay in processing your request.

If the net surrender value is not enough to pay the monthly deductions, we will mail a notice to your last known address according to our records and any assignee of record. The notice will specify the minimum payment you must pay and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 61 days after the date of the notice. This 61-day period is called the grace period. We pay the death benefit proceeds if an insured dies during the grace period. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate without value.

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Your Policy is a flexible premium policy that is subject to certain monthly deductions that are dependent upon among other factors, the characteristics of the insured(s), riders associated with your Policy, and your Policy’s specified amount. If your Policy does lapse and you choose to reinstate it, you will be required to make additional payments. The payments needed to reinstate the Policy will depend on whether the no lapse date has passed. Please refer to the section below entitled “Reinstatement” for a description of the payments that may be required to reinstate your Policy.

No Lapse Guarantee

As noted above, the Policy provides a no lapse guarantee. As long as you keep the no lapse guarantee in effect, the Policy will not lapse and no grace period will begin, even if your net surrender value is not enough to pay your monthly deductions. The no lapse guarantee will not extend beyond the no lapse date stated in your Policy. Each month we determine whether the no lapse guarantee is still in effect. If the Policy is still in force, but the no lapse guarantee is not in effect, it can be restored by paying, at any time before the no lapse date, minimum monthly guarantee premiums sufficient to cover the period from the Policy date up to and including the current month.

No lapse date:	●	For issue ages 0-60, the no lapse date is the tenth Policy anniversary or anniversary on which the insured’s attained age is 65, whichever is earlier.
	●	For issue ages 61-75, the no lapse date is the fifth Policy anniversary.
	●	The no lapse date is specified in your Policy

Keeping the no lapse guarantee in effect:	●	The No Lapse Guarantee will not remain in effect if you do not pay sufficient minimum monthly guarantee premiums.
	●	You must pay total premiums (minus cash withdrawals and any outstanding loan amount) that equal at least:
> the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to and including the current month.
	●	The no lapse period coverage will end immediately if the specified amount is increased or riders are added or increased.

You will lessen the risk of Policy lapse if you keep the no lapse guarantee in effect for each month from the Policy Date up to and including the current month. Before you take a cash withdrawal or a loan or increase the specified amount, or add, increase or decrease a rider, you should consider carefully the effect it will have on the no lapse guarantee.

Reinstatement

We may reinstate a lapsed Policy within five years after the lapse (and prior to the maturity date). You may not reinstate the Policy if it has been surrendered for cash surrender value. Any reinstatement must be made during the lifetime of the insured. Before we reinstate the Policy, we will require all of the following:

●

Submit a written application for reinstatement to our mailing address or fax your request to our administrative office at 1-727-299-1620. (If you send your request by fax, be sure to use the correct fax number.)

●	Submit the insured’s written consent to reinstate.
●	Provide evidence of insurability that is satisfactory to us that the insured continues to qualify for the same underwriting class and any substandard rating upon which we based issuance of the Policy.
●	Make a minimum premium payment sufficient to provide a net premium that is large enough to cover three monthly deductions.
●	Make a payment of an additional amount sufficient to cover any surrender charge as of the date of reinstatement.

The cash value of the loan reserve on the reinstatement date will be zero. Your net surrender value on the reinstatement date will equal the net premiums you pay at reinstatement, minus one monthly deductions and any surrender charge. The reinstatement date for your Policy will be the Monthiversary on or following the day we approve your application for reinstatement. We may decline a request for reinstatement. We will not reinstate indebtedness (i.e., outstanding loan at the time your Policy lapsed).

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FEDERAL INCOME TAX CONSIDERATIONS

The following summarizes some of the basic federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax professionals for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the “IRS”). Federal income tax laws and the current interpretations by the IRS may change.

Tax Status of the Policy

A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the “Code”) in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should generally satisfy the applicable Code requirements.

It is also uncertain whether death benefits under policies where the maturity date has been extended will be excludible from the beneficiary’s gross income and whether policy cash value will be deemed to be distributed to you on the original maturity date. Such a deemed distribution may be taxable. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area. We believe that the Policy does not give you investment control over separate account assets.

In addition, the Code requires that the investments of the separate account be “adequately diversified” in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the separate account, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance policy for federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the Policy described in this prospectus is a life insurance policy under Code Section 7702. Section 7702 defines a life insurance policy for federal income tax purposes and places limits on the relationship of the cash value to the death benefit. Any increase in accumulation value should generally not be taxable until received by you or your designee. However, if your Policy is a modified endowment contract as defined in Code Section 7702A you may be taxed to the extent of gain in the Policy when you take a Policy loan, pledge or assign the Policy. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary’s circumstances. A tax professional should be consulted on these consequences.

Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a MEC. Moreover, if a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of outstanding indebtedness will be considered an amount distributed and will be taxed accordingly. If you elect to pay third party advisory fees from your contract value, then this deduction: (i) will reduce the death benefits and other guaranteed benefits; (ii) may be subject to federal and state income taxes; and (iii) may be subject to a 10% federal penalty tax. If you elect to pay third party advisory fees from your contract value, then this deduction: (i) will reduce the death benefits and other guaranteed benefits; (ii) may be subject to federal and state income taxes; and (iii) may be subject to a 10% federal penalty tax.

Modified Endowment Contracts. Under the Code, certain life insurance policies are classified as MECs and receive less favorable tax treatment than other life insurance policies. The rules are too complex to summarize here, but generally depend on the amount of premiums paid during the first seven Policy years or in the seven Policy years following certain changes in the Policy. Changes that would cause a contract to enter a new seven-year test period include, for example, an increase in the death benefit that is not the result of a premium necessary to keep the Policy in-force. Additionally, a reduction in benefits during a seven-year test period could cause a Policy to become a MEC. All Modified Endowment Contracts issued by us to you during the same calendar year are

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treated as a single Contract for purposes of applying these rules. If you do not want your Policy to be classified as a MEC, you should consult a tax professional to determine the circumstances, if any, under which your Policy would or would not be classified as a MEC.

Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If a payment would cause your Policy to become a MEC, you and your registered representative will be notified and we will not apply the premium. At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that would cause the Policy to become a MEC.

Distributions (other than Death Benefits) from MECs. Policies classified as MECs are subject to the following tax rules:

●

All distributions other than death benefits from a MEC, including distributions upon surrender and cash withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner’s investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

●

Loans taken from or secured by (e.g., by assignment) or pledges of such a Policy and increases in cash value secured by such loan or pledge are treated as distributions and taxed accordingly. If the Policy is part of a collateral assignment split dollar arrangement, the initial assignment as well as increases in cash value during the assignment may be treated as distributions and considered taxable.

●

A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have reached age 59 1⁄2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.

●

If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, the IRS has the authority, but has not yet done so, to issue regulations providing that distributions from a Policy that are made within two years before the Policy becomes a MEC will also be taxed in this manner.

Distributions (other than Death Benefits) from Policies that are not MECs. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, if benefits are reduced during the first 15 policy years, certain distributions may be required to continue to qualify the Policy as life insurance under Code 7702 and may be treated in whole or in part as ordinary income subject to tax.

Policy Loans. Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. If a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of the outstanding indebtedness will be taxed as if it were a distribution at that time. The tax consequences associated with Policy loans outstanding after the first 10 Policy years with preferred loan rates are less clear and a tax professional should be consulted about such loans.

Deductibility of Policy Loan Interest. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax professional as to the tax consequences.

Investment in the Policy. Your investment in the Policy is generally the sum of the premium payments you made reduced by a withdrawal or distributions from the Policy that are tax-free.

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. The federal income tax withholding rate is generally 10% of the taxable amount of the distribution. Withholding applies only if the taxable amount of all distributions is at least $200 during a taxable year. Some states also require withholding for state income taxes. With the exception of amounts that represent eligible rollover distributions from Pension Plans and 403(b) arrangements, which are subject to mandatory withholding of 20% for federal tax, recipients can generally elect, however, not to have tax withheld from distributions. If the taxable distributions are delivered to foreign countries, U.S. persons may not elect out of withholding. Taxable distributions to non-resident aliens are generally subject to withholding at a 30% rate unless withholding is eliminated under an international treaty with the United States. The payment of death benefits is generally not subject to withholding. You must affirmatively elect that no income taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to income tax withholding. You are not permitted to elect out of income tax withholding if you do not provide a social security number or other taxpayer identification number, or payment is made outside the

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United States. You may be subject to penalties under the estimated tax payment rules if your income tax withholding and estimated tax payments are insufficient to cover the income tax due.

Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business use of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any such arrangement, you should be sure to consult a tax professional as to tax attributes of the arrangement and in its use of life insurance. In recent years, moreover, Congress and the IRS have adopted new rules relating to nonqualified deferred compensation and to life insurance owned by businesses and life insurance used in split dollar arrangements. The IRS has recently issued new guidance regarding concerns in the use of life insurance in employee welfare benefit plans, including, but not limited to, the deduction of employer contributions and the status of such plans as listed transactions. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax professional. In addition, Section 101(j) of the Internal Revenue Code imposes notice, consent and other provisions on policies owned by employers and certain of their affiliates, owners and employees, to receive death benefits tax-free and requires additional tax reporting requirements.

Alternative Minimum Tax. There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

Terminal Illness Accelerated Death Benefit Rider. We believe that the single-sum payment we make under this rider should be fully excludible from the gross income of the beneficiary, except in certain business contexts. You should consult a tax professional about the consequences of adding this rider to your Policy, or requesting a single-sum payment.

Sales of Issued Life Insurance Policies to Third Parties. If you sell your Contract to a third party who the insured does not have a substantial family, financial or business relationship with (as defined in the Internal Revenue Code and accompanying Treasury Regulations), then the sale may be considered to be a reportable policy sale. The purchaser of your Contract in a reportable policy sale is required to submit a Form 1099-LS to us, the IRS and the seller. Once received, we are required to report your cash surrender value and cost basis information with respect to the Contract as of the date of the sale to the IRS and the seller. In addition, if a sale is a reportable policy sale, then all or part of the death benefit will be subject to income tax and tax reported by us when paid to the beneficiary.

Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes. Special Rules for Pension Plans and Section 403(b) Arrangements. If the Policy is purchased in connection with a section 401(a) qualified pension or profit sharing plan, including a section 401(k) plan, or in connection with a section 403(b) plan or program, federal and state and estate tax consequences could differ from those stated in this prospectus. The purchase may also affect the qualified status of the plan. You should consult a qualified tax professional in connection with such purchase. Policies owned under these types of plans may be subject to the Employee Retirement Income Security Act of 1974, or ERISA, which may impose additional requirements on the purchase of policies by such plans. You should consult a qualified tax professional regarding ERISA.

Please Note:

●

Foreign Account Tax Compliance Act (“FATCA”). The discussion above provides general information regarding U.S. federal income tax consequences to life and annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life policies and annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. FATCA imposed additional reporting and documentation requirements where non-U.S. entities (including foreign corporations, partnerships, and trusts) purchase policies to identify U.S. persons who are beneficial owners of the policies. Additional withholding of U.S. tax may be imposed if such documentation is not provided. In furtherance of FATCA implementation, the U.S. has entered into Inter-Government Agreements (“IGA’s”) with various foreign governments that require an exchange of information between U.S. financial institutions, including Transamerica and the foreign governments regarding purchases of life insurance and annuities by their respective citizens. Prospective purchasers are advised to consult with a qualified tax professional regarding U.S., state, and foreign taxation with respect to a life insurance policy or an annuity contract purchase.

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●

In 2001, Congress enacted the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”), which modified the estate, gift and generation-skipping transfer taxes through 2009 and eliminated the estate tax (but not the gift tax) and replaced it with a carryover basis income tax regime for estates of decedents dying in 2010, and also eliminated the generation-skipping transfer tax for transfers made in 2010. The 2010 Taxpayer Relief Act generally extended the EGTRRA provisions existing in 2009 and reunified the estate and gift transfer taxes for 2011 and 2012. The American Taxpayer Relief Act of 2012 made permanent certain of the changes to the estate, gift and generation-skipping transfer taxes. These provisions were modified again in December, 2017 by H.R. 1 (formerly known as the Tax Cuts and Jobs Act). The estate and gift tax unified credit basic exclusion amount increases to $10,000,000, subject to inflation adjustments (using the C-CPI-U), for taxable years beginning after December 31, 2017, and before January 1, 2026. This recent history of changes in these important tax provisions underscores the importance of seeking guidance from a qualified tax professional to help ensure that your estate plan adequately addresses possible transfer taxation of the Policy and it benefits and your needs and those of your beneficiaries under all possible scenarios.

OTHER POLICY INFORMATION

Settlement Options

If you surrender the Policy, you may elect to receive the net surrender value in either a lump sum by check or as a series of regular income payments under one of the three settlement options described below. In either event, life insurance coverage ends. Also, when the surviving insured dies, the beneficiary may apply the lump sum death benefit proceeds to one of the same settlement options. If the regular payment under a settlement option would be less than $20, we will instead pay the proceeds in one lump sum. We may make other settlement options available in the future.

Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the fixed account. Instead, the only entitlement will be the amount of the payment specified under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date or the surviving insured’s date of death.

Under any settlement option, the dollar amount of each payment will depend on:

●	The amount of the surrender on the surrender date or death benefit proceeds on the surviving insured’s date of death.
●	The interest rate we credit on those amounts (we guarantee a minimum annual interest rate of 4.0%).
●	The mortality tables we use.
●	The specific payment option(s) you choose.

Option 1—Equal Monthly Installments for a Fixed Period	●	We will pay the proceeds, plus interest, in equal monthly installments for a fixed period of your choice, but not longer than 240 months.
	●	We will stop making payments once we have made all the payments for the period selected.

Option 2—Equal Monthly Installments for Life (Life Income)	At your or the beneficiary’s direction, we will make equal monthly installments:
	●	Only for the life of the payee, at the end of which payments will end; or
	●	For the longer of the payee’s life, or for 10 years if the payee dies before the end of the first 10 years of payments; or
	●	For the longer of the payee’s life, or until the total amount of all payments we have made equals the proceeds that were applied to the settlement option.

Option 3—Equal Monthly Installments for the Life of the Payee and then to a Designated Survivor (Joint and Survivor)	●	We will make equal monthly payments during the joint lifetime of two persons, first to a chosen payee, and then to a co-payee, if living, upon the death of the payee.
	●	Payments to the co-payee, if living, upon the payee’s death will equal either:
> The full amount paid to the payee before the payee’s death; or

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	>	Two-thirds of the amount paid to the payee before the payee’s death.
●	All payments will cease upon the death of the co-payee.

Benefits at Maturity

If the insured is living and the Policy is in force, the Policy will mature on the Policy anniversary nearest the insured’s 95th birthday. This is the maturity date. On the maturity date we will pay you the net surrender value of your Policy.

When you send a written request to our mailing address, we will extend the maturity date if your Policy is still in force on the maturity date. Any riders in force on the scheduled maturity date will terminate on that date and will not be extended. Interest on any outstanding Policy loans will continue to accrue during the period for which the maturity date is extended. You must submit a written request to our office for the extension between 90 and 180 days prior to the maturity date and elect one of the following:

1.

If you had previously selected death benefit Option B, we will change the death benefit to Option A. On each valuation date, we will adjust the specified amount to equal the cash value, and the limitation percentage will be 100%. We will not permit you to make additional premium payments unless it is required to prevent the Policy from lapsing. We will waive all future monthly deductions; or

2.

We will automatically extend the maturity date until the next Policy anniversary. You must submit a written request to our office, between 90 and 180 days before each subsequent Policy anniversary, stating that you wish to extend the maturity date for another Policy year. All benefits and charges will continue as set forth in your Policy. We will charge the then current cost of insurance rates.

If you choose 2 above, you may change your election to 1 above at any time. However, if you choose 1 above, then you may not change your election to 2 above.

The tax consequences of extending the maturity date beyond the 100th birthday of the insured are uncertain and may include taxation of the gain in the Policy at the original maturity date or taxation of the death benefit in whole or in part. You should consult a tax professional as to those consequences.

Payments We Make

We usually pay the amounts of any surrender, cash withdrawal, death benefit proceeds, or settlement options within seven calendar days after we receive all applicable written notices and/or due proofs of death (in good order) at our administrative office. However, we can postpone such payments if any of the following occur:

●	The NYSE is closed, other than customary weekend and holiday closings, or trading on the NYSE is restricted.
●	The SEC permits, by an order, the postponement for the protection of policyowners.
●	An emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.

In addition, pursuant to SEC rules, if the Transamerica BlackRock Government Money Market VP portfolio or the ProFund VP Government Money Market portfolio suspends payment of redemption proceeds in connection with a liquidation of such portfolio or was as a result of portfolio liquidity levels, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the Transamerica BlackRock Government Money Market VP subaccount or the ProFund VP Government Money Market subaccount until the portfolio pays redemption proceeds.

If you have submitted a recent check or draft, we have the right to defer payment of surrenders, cash withdrawals, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. We also reserve the right to defer payment of transfers, cash withdrawals, death benefit proceeds, or surrenders from the fixed account for up to six months.

If mandated under applicable law, we may be required to reject a premium payment and/or block a policyowner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits until instructions are received from the appropriate regulators. We may also be required to provide additional information about you or your account to governmental regulators.

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Split Dollar Arrangements

You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., net surrender value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the net surrender value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the net surrender value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he would have been entitled to receive upon surrender of the Policy and the employee’s beneficiary would receive the balance of the proceeds.

No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our mailing address, in good order. Split dollar arrangements may have tax consequences. You should consult a tax professional before entering into a split dollar arrangement.

The Sarbanes-Oxley Act (the “Act”) was enacted in 2002. The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans of publicly-traded companies was generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

In addition, the IRS issued guidance that affects the tax treatment of split-dollar arrangements and the Treasury Department issued final regulations that would significantly affect the tax treatment of such arrangements. The IRS guidance and the final regulations affect all split dollar arrangements, not just those involving publicly-traded companies. Consult your qualified tax professional with respect to the effect of this current and proposed guidance on your split dollar policy.

Policy Termination

Your Policy will terminate and all benefits under it will cease on the earliest of the following:

●	The date the policy matures.
●	The date the Policy lapses.
●	The date we receive (in good order) your written request to surrender or terminate; or
●	The date of the insured’s death.

Assignment of the Policy

You may assign your Policy by filing a written request with us. We will not be bound by any assignment until we record it in our records. Unless otherwise specified by you, the assignment will then take effect on the date the assignment form is received in good order by the Company and accepted in our administrative office. We assume no responsibility for the validity or effect of any assignment of the Policy or of any interest in it. Any death benefit which becomes payable to an assignee will be payable in a single sum and will be subject to proof of the assignee’s interest and the extent of the assignment. To terminate the assignment, we will need a release of assignment form dated and completed by the assignee. If a corporation, we require a corporate resolution noting the authorized person(s).

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OTHER BENEFITS UNDER THE POLICY

In addition to the standard death benefits associated with your Policy, other standard and/or optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each optional benefit included in the table may be found in the Fee Tables.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions / Limitations
Primary Insured Rider and Primary Insured Rider Plus	Provides term coverage on primary insured on a different basis than under the base Policy.	Optional

●  PIR Is available for insureds ages 0-70 and the PIR Plus is available for ages 18-70

●  Minimum specified amount: $25,000

●  The PIR terminates when the insured reaches attained age 90 or 95, and the PIR Plus terminates when the insured reaches attained age 85 or 95

Other Insured Rider	Provides coverage on primary insured’s spouse or dependent child.	Optional

●  Available for other insured issue ages 0-80

●  Non-spouse coverage dependent on state law

●  Minimum specified amount: $10,000

●  Maximum specified amount: Lesser of $500,000 or the total amount of coverage on the primary insured.

●  Maximum of 5 riders per Policy

●  No coverage beyond age 95

Children’s Insurance Rider	Provides coverage on primary insured’s children.	Optional	● Available for insureds ages 15 days to 18 years ● Minimum specified amount: $2,000 ● Maximum specified amount: $10,000 ● No coverage beyond age 25
Accidental Death Benefit Rider	Provides additional coverage on primary insured in the event of death due to accidental bodily injury.	Optional	● Available for insureds ages 15-59 ● Minimum specified amount: $10,000 ● Maximum specified amount: Lesser of $150,000 or 150% of Policy specified amount ● No coverage beyond age 70
Disability Waiver Rider	Provides waiver of monthly deductions to help keep the Policy in force while primary insured is totally disabled.	Optional	● Available for insureds ages 15-55 ● Waiver subject to time limitations ● Lapse possible while waiver in effect ● No coverage beyond age 60 unless totally disabled
Disability Waiver and Income Rider	Provides waiver of monthly deductions to help keep the Policy in force while primary insured is totally disabled and adds a monthly income benefit.	Optional

●  Available for insureds ages 15-55

●  Income limited to 120 months

●  Lapse possible while waiver in effect

●  Minimum Income is $10 and the maximum is the lesser of 0.2% of your specified amount or $300 per month

●  No coverage beyond age 60 unless totally disabled

Terminal Illness Accelerated Death Benefit Rider	Pays all or a portion of the death benefit if the primary insured is ill and has a life expectancy of one year or less. *	Optional

●  Benefit is paid in single sum only

●  Benefit amount determined by a multiplier Benefit may not exceed $500,000

*  The following states allow a life expectancy of not more than 24 months:

●  Massachusetts

●  Vermont

●  Washington

Dollar Cost Averaging	Automatically transfers amounts from a money market portfolio option or the fixed account to the other portfolio options selected at monthly intervals over a specific period of time.	Standard	● Minimum to start dollar cost averaging: $5,000 ● Subject to minimum and maximum transfer amounts ● Not available in combination with asset rebalancing
Asset Rebalancing	Rebalances the portfolio options selected at set intervals to maintain chosen mix of portfolio options.	Standard	● Subject to minimum investment amount ● Not available in combination with dollar cost averaging

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We may discontinue offering riders at any time without notice unless the rider specifically states otherwise. Some riders may only be elected at the time of application. Once a rider is elected it cannot be terminated without your consent (or by operation of law) if all terms and conditions are fully satisfied.

More information about each of these benefits, except dollar cost averaging and asset rebalancing, is provided under “Description of Supplemental Benefits (Riders)” below. More information about dollar cost averaging and asset rebalancing is provided under “Transfers” earlier in the prospectus

Primary Insured Rider (“PIR”) and Primary Insured Rider Plus (“PIR Plus”)

Under the PIR and the PIR Plus, we provide term insurance coverage on a different basis from the coverage in your Policy.

Features of PIR and PIR Plus:	● The rider increases the Policy’s death benefit by the rider’s face amount.
● The PIR may be purchased for issue ages 0-70.
● The PIR Plus may be purchased for issue ages 18-70.

●   The PIR terminates when the insured reaches 90 or 95 as stated in the rider issued to you (depending on the issue date and state availability), and the PIR Plus terminates when the insured reaches 85 or 95.

● The minimum purchase amount for the PIR and PIR Plus is $25,000. There is no maximum purchase amount.
● We do not assess any additional surrender charge for PIR and PIR Plus.
● Generally PIR and PIR Plus coverage costs less than the insurance coverage under the Policy, but has no cash value.
● You may cancel or reduce your rider coverage without decreasing your Policy’s specified amount.
● You may generally decrease your specified amount without reducing your rider coverage.

Subject to the following conditions, on any Monthiversary while this rider is in force, you may convert this rider to a new Policy on the primary insured’s life without evidence of insurability.

Conditions to convert the rider:	● Your request must be in writing and sent to our mailing address, in good order.
● The primary insured has not reached his/her 70th birthday.
● The new policy is any permanent insurance policy that we currently offer for conversion.
● The amount of the insurance under the new policy will equal the specified amount in force under the rider as long as it meets the minimum specified amount requirements of a Base Policy.
● We will base your premium on the primary insured’s underwriting class under the rider.

Termination of the rider:	The rider will terminate on the earliest of:

●   When the insured reaches attained ages 90 or 95 as stated in the rider issued to you (depending on the issue date and state availability) for a PIR and when the insured reaches attained ages 85 or 95 for PIR Plus; or

● The date the Policy terminates for any reason except for the death of the primary insured; or
● The date you fully convert the rider; or
● The Monthiversary on which you terminate the rider by written request, in good order, to our mailing address.

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Example of the operation of the Primary Insured Rider and Primary Insured Rider Plus

●	Base policy = $300,000 specified amount on the primary insured.
●	Primary Insured Rider Plus coverage = $50,000 on the primary insured.
●	Total death benefit on the insured = $300,000 + $50,000 = $350,000 on the primary insured.

It may cost you less to reduce your PIR or PIR Plus coverage than to decrease your Policy’s specified amount because we do not deduct a surrender charge in connection with your PIR or PIR Plus. It may cost you more to keep a higher specified amount under the Base Policy, because the specified amount may have a cost of insurance that is higher than the cost of the same amount of coverage under your PIR or PIR Plus. Please refer to the applicable fee tables for your Policy to determine the charges for this rider.

You should consult your registered representative to determine if you would benefit from PIR or PIR Plus. We may discontinue offering PIR or PIR Plus at any time. We may also modify the terms of these riders for new policies.

Other Insured Rider

This rider may insure the spouse (or a non-spouse Other Insured where required by state law) and/or dependent children of the primary insured. Please note that if a non-spouse is the Other Insured, as required under state law, there may be adverse tax consequences. Subject to the terms of the rider, we will pay the face amount of the rider to the primary insured. Available for other insured issue ages 0-80, our minimum face amount for this rider is $10,000. The maximum face amount is the lesser of $500,000 or the amount of coverage on the primary insured. The maximum number of Other Insured Riders that is allowed on any one Policy is five (5). We will pay the rider’s face amount when we receive proof, in good order, at our mailing address, of the Other Insured’s death. Subject to the following conditions, on any Monthiversary while the rider is in force, you may convert it to a new policy on the Other Insured’s life (without evidence of insurability).

Conditions to convert the rider:	● Your request must be in writing, in good order, and sent to our mailing address.
● The Other Insured has not reached his/her 70th birthday.
● The new policy is any permanent insurance policy that we currently offer.

●   Subject to the minimum specified amount required for the new policy, the amount of the insurance under the new policy will equal the face amount in force under the rider as long as it meets the minimum specified amount requirements of the original Policy.

● We will base your premium on the Other Insured’s underwriting class under the rider.

Termination of the rider:	The rider will terminate on the earliest of:
● The maturity date of the Policy; or
● The Policy anniversary nearest to the insured’s 95th birthday; or
● The date the Policy terminates for any reason except for death of the primary insured; or
● 31 days after the death of the primary insured; or
● The date of conversion of this rider; or
● The Monthiversary on which the rider is terminated upon written request by the owner.

Example of the operation of the Other Insured Rider

●	Base policy = $300,000 specified amount on the primary insured.
●	Other Insured Rider coverage on spouse of insured = $50,000 payable upon death of spouse.

Children’s Insurance Rider

This rider provides insurance on the primary insured’s children who are between the ages of 15 days and 18 years old on the effective date of the rider or when later added to the rider due to birth or legal adoption. The coverage for any insured child will terminate on the Monthiversary following that child’s 25th birthday (or that child’s death, if sooner).

Our minimum face amount for this rider is $2,000 and the maximum face amount is $10,000. We will pay a death benefit once we receive proof, in good order, at our mailing address that the insured child died while the rider was in force for that child. At

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each child’s age 25 this rider may be converted to a new policy for up to five times the face amount of the rider. If the primary insured dies while the rider is in force, we will terminate the rider 31 days after the death, and we will offer a separate life insurance policy to each insured child for an amount equal to the face amount of the rider.

Example of the operation of the Accidental Death Benefit Rider

●	Base contract is $300,000 specified amount.
●	Accidental Death Benefit Rider coverage = $100,000 and dies from an accident before age 70.
●	Total death benefit paid = $300,000 + $100,000 = $400,000

Accidental Death Benefit Rider

Available to primary insureds issue ages 15- 59, the minimum face amount for this rider is $10,000. The maximum face amount available for the rider is the lesser of (i) $150,000; or (ii) 150% of the Policy’s specified amount.

Subject to certain limitations, we will pay the specified amount if the death of the primary insured results solely from accidental bodily injury where:

●	The death is caused by external, violent, and accidental means.
●	The death occurs within 90 days of the accident.
●	The death occurs while the rider is in force.

The rider will terminate on the earliest of:

●	The Policy anniversary nearest the primary insured’s 70th birthday; or
●	The date the Policy terminates; or
●	The Monthiversary when this rider is terminated upon the owner’s written request.

Example of the operation of the Accidental Death Benefit Rider

●	Base contract is $300,000 specified amount.
●	Accidental Death Benefit Rider coverage = $100,000 and dies from an accident before age 70.
●	Total death benefit paid = $300,000 + $100,000 = $400,000

Disability Waiver Rider

Subject to certain conditions, we will waive the Policy’s monthly deductions while the insured is disabled. You may purchase this rider if the primary insured’s issue age is between 15 and 55 years at the time the rider is purchased.

Before we waive any monthly deductions, we must receive proof, in good order, at our mailing address that:

●	The primary insured is totally disabled.
●	The rider was in force when the insured became disabled.
●	The primary insured’s total disability began before the Policy anniversary nearest his/her 60th birthday; and
●	The primary insured’s total disability has existed continuously for at least six months.

We will not waive any deduction that becomes due more than one year before we receive written notice of your claim, after the primary insured’s recovery from disability, or after termination of this rider. While the primary insured is totally disabled and receiving benefits under this rider, no grace period will begin for the Policy provided that the cash value minus loans and accrued loan interest remains positive. It is possible that additional premium payments will be required to keep the Policy in force while the waiver of monthly deductions benefit is being paid.

Termination of the rider:	The rider will terminate on the earliest of:
1. The Policy anniversary on or following the primary insured’s 60th birthday, unless the primary insured is totally disabled; or

2.  The date of recovery from disability (with respect to benefits accruing during the continuance of an existing total disability after the Policy anniversary on or following the primary insured’s 60th birthday); or

3. The date the Policy terminates; or

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4. The Monthiversary on which this rider is terminated upon a written request by the owner.

Example of the operation of the Disability Waiver Rider

●	Policyholder has purchased $200/month benefit under the DWP01 rider.
●	Primary insured becomes disabled.
●	Policyholder will receive future monthly benefit of $200 as long as the policy remains in force and the primary insured is disabled.

Disability Waiver and Income Rider

This rider has the same benefits as the Disability Waiver Rider, but adds a monthly income benefit for up to 120 months. This rider may be purchased if the insured’s issue age is 15-55 years. The minimum income amount for this rider is $10. The maximum income amount is the lesser of 0.2% of your specified amount or $300 per month.

Example of the operation of the Disability Waiver and Income Rider

●	Policyholder has purchased $200/month benefit under the DWP01 rider and monthly policy deductions are $30.
●	Primary insured becomes disabled.
●	Policyholder will receive future monthly benefit of $230 as long as the policy remains in force and the primary insured is disabled.

Terminal Illness Accelerated Death Benefit Rider

This rider allows us to pay all or a portion of the death benefit once we receive satisfactory proof, in good order, at our mailing address that the insured is ill and has a life expectancy of one year or less. A doctor must certify the insured’s life expectancy.

We will pay a single-sum benefit equal to:

●	The death benefit on the date we pay the single-sum benefit; multiplied by
●	The election percentage of the death benefit you elect to receive; divided by
●

(1 + i) where “i” equals the interest rate determined under the Internal Revenue Code Section 846(c) (2), also known as the Applicable Federal Interest Rate (1.82% for 2021) or the Policy loan interest rate expressed in arrears, whichever is greater (“discount factor”); minus

●	Any indebtedness at the time we pay the single-sum benefit, multiplied by the election percentage.

The maximum terminal illness death benefit used to determine the single-sum benefit as defined above is equal to:

●	The death benefit available under the Policy once we receive satisfactory proof that the insured is ill; plus
●	The benefit available under any PIR or PIR Plus in force.

A single-sum benefit may not be greater than $500,000.

The election percentage is a percentage that you select. It may not be greater than 100%.

The rider terminates at the earliest of:

●	The date the Policy terminates.
●	The date a settlement option takes effect.
●	The date we pay a single-sum benefit.
●	The date you terminate the rider.

Example of the operation of the Terminal Illness Accelerated Death Benefit Rider

●	Base policy = $300,000 specified amount.
●	Base insured is terminally ill.
●	Policy owner requests acceleration of $100,000 of the specified amount.
●	Rider benefit paid = $100,000 / (1 + 3% assumed interest rate) = $97,087.38
●	Post-acceleration base policy = $200,000.

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We will not pay a benefit under the rider if the insured’s terminal condition results from self-inflicted injuries that occur during the period specified in your Policy’s suicide provision.

We do not assess an administrative charge for this rider; if the rider is exercised, however, we do reduce the single sum benefit by a discount factor to compensate us for lost income due to the early payment of the death benefit. This rider may not be available in all states, or its terms may vary depending on a state’s insurance law requirements.

Note: Before adding this rider to a Policy or requesting payment under the rider you should consult a tax professional to discuss the tax consequences of doing so.

ADDITIONAL INFORMATION

State Variations

The following section describes modifications to this prospectus required by one or more state insurance departments as of the date of this prospectus. Unless otherwise noted, variations apply to all forms of policies we issue. These variations are subject to change without notice and additional variations may be imposed as specific states approve new riders.

California. If the policyowner is age 60 or older, as of the Policy effective date, the Policy’s free look period is 30 days from the date of delivery. During the 30-day free look period, we will hold the net premiums in the fixed account unless you direct us to allocate the net premiums as per your most recent allocation instructions on your application or in writing any time before the end of the 30-day free look period. On the day following the end of the 30-day free look period, we will automatically transfer the accumulated value to subaccounts that you selected. This automatic transfer is excluded from the transfer limitations described in this prospectus.

New Jersey. The fixed account is not available to you if your Policy was applied for before September 22, 2008 and issued before January 1, 2009. You may not direct or transfer any premiums or cash value to the fixed account. The fixed account is available to you only in connection with Policy loans.

Keeping the no lapse guarantee in effect for policies issued in New Jersey: If the grace period begins prior to the no lapse date, the payment necessary to keep the Policy in force is the lesser of the amount necessary to (1) satisfy the minimum monthly guarantee premium; or (2) increase the net surrender value to cover the monthly deductions due.

Unclaimed and Abandoned Property

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life and other insurance policies) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for owners, insureds, annuitants, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us.

Sending Forms and Transaction Requests in Good Order

We cannot carry out your instructions to process a transaction relating to the Policy until we have received your instructions in good order at our mailing address (or our administrative office or website as appropriate). “Good order” means the actual receipt by us of the instructions relating to a transaction in writing or, when appropriate, by telephone or facsimile, or electronically along with all forms, information and supporting legal documentation (including any required spousal or joint owner’s consents) we require in order to effect the transaction. This information and documentation generally includes, to the extent applicable to the transaction: your completed application; the policy number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the subaccounts affected by the requested transaction; the dated signatures of all owners (exactly as registered on the Policy) if necessary; Social Security Number or Taxpayer I.D.; and any other information or supporting documentation that we may require. To be in “good order,” instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions.

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Distribution and Principal Underwriting Agreement.

TCI, our affiliate, serves as principal underwriter for the Policies pursuant to the terms of a principal underwriting and distribution agreement with TCI for the distribution and sale of the Policies. We reimburse TCI for certain expenses it incurs in order to pay for the distribution of the Policies.

We have discontinued new sales of the Policies. You may, however, continue to make premium payments to fund your Policy pursuant to its terms, and exercise other rights and options under your Policy—such as reallocating your Policy value among investment options, making partial withdrawals, surrendering your Policy, and making changes in ownership of your Policy.

Legal Proceedings

We, like other life insurance companies, are subject to regulatory and legal proceedings in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the separate account, on TCI’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Policy.

Regulatory Modifications to Policy

We reserve the right to amend the Policy or any riders attached thereto as necessary to comply with specific direction provided by state or federal regulators, through change of law, rule, regulation, bulletin, regulatory directives or agreements.

Anti-Money Laundering (AML) and Sanctions

The Company and the separate account are subject to laws and regulations designed to combat money laundering and terrorist financing. The Company, on its own behalf and on behalf of the separate account, has implemented and operates an anti-money laundering (“AML”) program. The Company shall not be held liable for any losses that an owner, insured, or beneficiary may incur as a result of actions taken to prevent suspected violations of AML laws, rules, and regulations.

The Company and the separate account are subject to the provisions of various sanctions programs administered and enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”). These programs prohibit financial institutions from doing business with certain identified enemies of the United States as set forth in various lists maintained by OFAC. Depending on the program under which a transaction falls, financial institutions must either (i) reject and report the transaction, or (ii) block the transaction, place the funds or assets in a separate blocked transaction account, and report the matter to OFAC. In order to comply with OFAC requirements, the Company reviews applicants, owners, and insureds against the OFAC list and stops processing and rejects any transaction from an individual or entity who is listed on the OFAC list. The Company only accept premium payments that are not subject to sanctions and in United States currency.

If an owner or insured is subject to sanctions, the Company is required to block access to an owner’s policy and hereby refuse to pay any request for partial withdrawals, surrenders, loans, or other distributions until permitted by OFAC. Further, if additional premium payments are received, we are required under applicable U.S. laws and regulations to place such funds in the blocked account as well. In addition, the Company may be required to block a beneficiary’s request for payment of death benefit proceeds. Blocking access may include transferring cash value and/or death benefit proceeds to the fixed account or money market subaccount until permitted by OFAC. The Company shall not be held liable for any losses that an Owner, insured, or beneficiary may incur as a result of sanctions.

Regulatory Modifications to Policy

We reserve the right to amend the Policy or any riders attached thereto as necessary to comply with specific direction provided by state or federal regulators, through change of law, rule, regulation, bulletin, regulatory directives or agreements.

Financial Statements

The financial statements of Transamerica and the separate account are included in the SAI.

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APPENDIX: PORTFOLIO COMPANIES AVAILABLE UNDER THE POLICY

The following is a list of portfolio companies available under the Policy, which are subject to change as discussed in this prospectus.

More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at: http://dfinview.com/Transamerica/TAHD/959393687/?site=VAVUL. You can also request this information at no cost by calling our administrative Office at 1-800-851-9777.

The current expenses and performance information below reflects fees and expenses of the Portfolio Companies, but do not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each portfolio’s past performance is not necessarily an indication of future performance.

Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser (1)	Current Expenses	Average Annual Total Returns (as of 12/31/22)
			1 year	5 years	10 years

Investment Objective: Seeks to maximize total return consistent with the Adviser’s determination of reasonable risk.	AB Balanced Hedged Allocation Portfolio- Class B(2) Advised by AllianceBernstein L.P	1.05%	-19.17%	10.75%	5.37%

Investment Objective: The fund seeks long-term capital appreciation	Fidelity VIP Contrafund® Portfolio* -Service Class 2(2) Advised by Fidelity Management & Research Company Sub-Advisers: FMR Co., Inc	0.85%	-26.49%	8.39%	11.15%

Investment Objective: Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.	Fidelity VIP Equity Income Portfolio*- Service Class 2(2) Advised by Fidelity Management & Research Company Sub-Advisers: FMR Co., Inc	0.76%	-5.25%	7.88%	9.91%

Investment Objective: The fund seeks to provide capital growth.	Fidelity VIP Growth Opportunities Portfolio*- Service Class 2(2) Advised by: Fidelity Management & Research Company Sub-Advisers: FMR Co., Inc	0.88%	-38.32%	12.80%	14.81%

Investment Objective: Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.	Fidelity VIP Index 500 Portfolio -Service Class 2(2) Advised by Fidelity Management & Research Company Sub-Advisers: FMR Co., Inc.; Geode Capital Management, LLC	0.35%	-18.42%	9.03%	12.17%

Investment Objective: Seeks capital appreciation, with income as a secondary goal.	Franklin Allocation VIP Fund- Class 4(2) Advised by Franklin Advisers, Inc.	0.96%	-16.19%	2.46%	5.44%

Investment Objective: Seeks to provide investment results that correspond generally to the total return of the high yield market, consistent with maintaining reasonable liquidity.	ProFund Access VP High Yield(2) Advised by: ProFund Advisors LLC	1.69%	-7.97%	0.60%	2.87%

Investment Objective: Seeks investment results, before fees and expenses, that track the performance of the ProFunds Asia 30 Index (the “Index”).	ProFund VP Asia 30(2) Advised by: ProFund Advisors LLC	1.74%	-24.42%	-3.01%	1.64%

Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the S&P 500® (the “Index”).	ProFund VP Bull(2) Advised by: ProFund Advisors LLC	1.71%	-19.74%	7.31%	10.37%

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Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser (1)	Current Expenses	Average Annual Total Returns (as of 12/31/22)
			1 year	5 years	10 years

Investment Objective: Seeks investment results, before fees and expenses, that track the performance of the S&P Communication Services Select Sector Index (the “Index”).	ProFund VP Communication (2),(4) Advised by: ProFund Advisors LLC	1.69%	-21.22%	-1.28%	2.48%

Investment Objective: Seeks investment results, before fees and expenses, that track the performance of the S&P Consumer Discretionary Select Sector Index (the “Index”).	ProFund VP Consumer Discretionary(2), (5) Advised by: ProFund Advisors LLC	1.72%	-31.53%	3.97%	9.45%

Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of BNY Mellon Emerging Markets 50 ADR® Index (the “Index”).	ProFund VP Emerging Markets(2) Advised by: ProFund Advisors LLC	1.78%	-16.19%	-1.73%	0.13%

Investment Objective: seeks investment results, before fees and expenses, that track the performance of the S&P Energy Select Sector Index (the “Index”).	ProFund VP Energy(2),(6) Advised by: ProFund Advisors LLC	1.71%	59.43%	6.57%	3.42%

Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the ProFunds Europe 30 Index (the “Index”).	ProFund VP Europe 30(2) Advised by: ProFund Advisors LLC	1.75%	-7.76%	1.07%	3.03%

Investment Objective: ProFund VP Falling U.S. Dollar (the “Fund”) seeks investment results, before fees and expenses, that correspond to the daily performance of the basket of non-U.S. currencies included in the U.S. Dollar Index® (the “Index”).	ProFund VP Falling U.S. Dollar(2) Advised by: ProFund Advisors LLC	2.41%	-8.76%	-4.25%	-4.47%

Investment Objective: ProFund VP Financials (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the S&P Financial Select Sector Index (the “Index”).	ProFund VP Financials(2) Advised by: ProFund Advisors LLC	1.71%	-15.14%	4.82%	9.74%

Investment Objective: Seeks a high level of current income consistent with liquidity and preservation of capital.	ProFund VP Government Money Market(2),(3) Advised by: ProFund Advisors LLC	1.65%	1.02%	0.45%	0.24%

Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the MSCI EAFE Index (the “Index”).	ProFund VP International(2) Advised by: ProFund Advisors LLC	1.68%	-16.45%	-0.85%	2.05%

Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Nikkei 225 Stock Average (the “Index”).	ProFund VP Japan(2) Advised by: ProFund Advisors LLC	1.69%	-9.92%	2.84%	8.28%

Investment Objective: Seeks investment results, before fees and expenses, that track the performance of the S&P Materials Select Sector Index (the “Index”).	ProFund VP Materials(2),(7) Advised by: ProFund Advisors LLC	1.71%	-9.14%	5.21%	6.89%

Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the S&P MidCap 400® (the “Index”).	ProFund VP Mid-Cap(2) Advised by: ProFund Advisors LLC	1.70%	-14.92%	4.39%	8.38%

Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the NASDAQ-100 Index (the “Index”).	ProFund VP NASDAQ-100(2) Advised by: ProFund Advisors LLC	1.74%	-33.91%	10.00%	14.07%

Investment Objective: Seeks investment results, before fees and expenses, that track the performance of the S&P Pharmaceuticals Select Industry Index (the “Index”).	ProFund VP Pharmaceuticals(2) Advised by: ProFund Advisors LLC	1.70%	-6.13%	4.67%	8.15%

Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones Precious Metals SM Index (the “Index”).	ProFund VP Precious Metals(2) Advised by: ProFund Advisors LLC	1.71%	-11.02%	4.90%	-4.05%

Investment Objective: Seeks investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Index.	ProFund VP Short Emerging Markets(2) Advised by: ProFund Advisors LLC	1.70%	6.69%	-6.56%	-7.37%

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Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser (1)	Current Expenses	Average Annual Total Returns (as of 12/31/22)
			1 year	5 years	10 years

Investment Objective: Seeks investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Index.	ProFund VP Short International(2) Advised by: ProFund Advisors LLC	1.68%	12.45%	-5.06%	-7.67%

Investment Objective: ProFund VP NASDAQ-100 (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the NASDAQ-100® Index (the “Index”).	ProFund VP Short NASDAQ-100(2) Advised by: ProFund Advisors LLC	1.73%	35.06%	-16.57%	-18.18%

Investment Objective: Seeks investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Index.	ProFund VP Short Small-Cap(2) Advised by: ProFund Advisors LLC	1.79%	17.81%	-10.72%	-13.44%

Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Russell 2000® Index (the “Index”).	ProFund VP Small-Cap(2) Advised by: ProFund Advisors LLC	1.80%	-21.85%	2.14%	7.03%

Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the S&P SmallCap 600® Value Index (the “Index”).	ProFund VP Small-Cap Value(2) Advised by: ProFund Advisors LLC	1.71%	-12.41%	3.65%	8.49%

Investment Objective: Seeks investment results, before fees and expenses, that correspond to one and one-quarter times (1.25x) the daily price movement of the 30-Year U.S Treasury Bond (the “Long Bond.”) The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.	ProFund VP U.S. Government Plus(2) Advised by: ProFund Advisors LLC	0.76%	-41.70%	-6.07%	-1.84%

Investment Objective: Seeks investment results, before fees and expenses, that correspond to two time (2x) the daily performance of the Index.	ProFunds VP UltraNASDAQ-100(2) Advised by: ProFund Advisors LLC	1.77%	-60.93%	12.50%	24.72%

Investment Objective: Seeks investment results, before fees and expenses, that correspond to two time (2x) the daily performance of the Index.	ProFund VP UltraSmall-Cap(2) Advised by: ProFund Advisors LLC	1.84%	-43.68%	-2.75%	10.04%

Investment Objective: Seeks investment results, before fees and expenses, that track the performance of the S&P Utilities Select Sector Index (the “Index”).	ProFund VP Utilities(2) Advised by: ProFund Advisors LLC	0.76%	-0.25%	7.27%	9.21%

Investment Objective: Seeks to provide high total return through a combination of current income and capital appreciation.	Transamerica Aegon Bond VP – Initial Class(8) Sub-Advised by: Aegon USA Investment Management, LLC.	0.66%	-14.84%	-0.42%	0.80%

Investment Objective: Seeks to achieve maximum total return.	Transamerica Aegon Core Bond VP – Initial Class(9) Sub-Advised by: Aegon USA Investment Management, LLC.	0.51%	-12.77%	0.15%	1.07%

Investment Objective: Seeks a high level of current income by investing in high-yield debt securities.	Transamerica Aegon High Yield Bond VP– Initial Class Sub-Advised by: Aegon USA Investment Management, LLC	0.62%	-11.12%	2.06%	3.83%

Investment Objective: Seeks total return gained from the combination of dividend yield, growth of dividends and capital appreciation.	Transamerica Aegon Sustainable Equity Income VP - Initial Class Sub-Advised by: Aegon Asset Management UK plc (“AAM”)	0.94%	-11.63%	1.91%	7.55%

Investment Objective: Seeks to provide as high a level of total return as is consistent with prudent investment strategies.	Transamerica Aegon U.S. Government Securities VP - Initial Class Sub-Advised by: Aegon USA Investment Management, LLC	0.59%	-13.03%	-0.23%	0.42%

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Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser (1)	Current Expenses	Average Annual Total Returns (as of 12/31/22)
			1 year	5 years	10 years

Investment Objective: Seeks as high a level of current income as in consistent with preservation of capital and liquidity.	Transamerica BlackRock Government Money Market VP - Initial Class,(3) Sub-Advised by: BlackRock Investment Management, LLC	0.28%	1.38%	1.06%	0.53%

Investment Objective: Seeks long-term total return from investments primarily in equity securities of real estate companies. Total return consists of realized and unrealized capital gains and losses plus income.	Transamerica BlackRock Real Estate Securities VP - Initial Class(10) Sub-Advised by: BlackRock Investment Management, LLC	0.78%	-28.19%	0.34%	2.94%

Investment Objective: Seeks current income and preservation of capital.	Transamerica BlackRock iShares Active Asset Allocation - Conservative VP - Initial Class Sub-Advised by: BlackRock Investment Management, LLC	0.54%	-15.06%	0.89%	2.77%

Investment Objective: Seeks capital appreciation with current income as secondary objective.	Transamerica BlackRock iShares Active Asset Allocation - Moderate Growth VP - Initial Class Sub-Advised by: BlackRock Investment Management, LLC	0.53%	-16.86%	0.00%	2.78%

Investment Objective: Seeks capital appreciation and current income.	Transamerica BlackRock iShares Active Asset Allocation – Moderate VP - Initial Class Sub-Advised by: BlackRock Investment Management, LLC	0.52%	-18.16%	-1.81%	2.46%

Investment Objective: Seeks capital appreciation and current income.	Transamerica BlackRock iShares Edge 40 VP - Initial Class Sub-Advised by: BlackRock Investment Management, LLC	0.35%	-14.24%	1.97%	3.41%

Investment Objective: Seeks capital appreciation with current income as secondary objective.	Transamerica BlackRock Tactical Allocation VP - Initial Class Sub-Advised by: BlackRock Investment Management, LLC.	0.15%	-16.06%	2.93%	4.92%

Investment Objective: Seeks to balance capital appreciation and income.	Transamerica Goldman Sachs Managed Risk - Balanced ETF VP - Initial Class(11) Sub-Advised by: Milliman Financial Risk Management LLC	0.32%	9.35%	7.37%	6.27%

Investment Objective: Seeks capital appreciation as a primary objective and income as a secondary objective.	Transamerica Goldman Sachs Managed Risk - Growth ETF VP - Initial Class(12) Sub-Advised by: Milliman Financial Risk Management LLC	0.32%	14.05%	9.32%	8.06%

Investment Objective: Seeks capital growth.	Transamerica International Focus VP - Initial Class Sub-Advised by: Epoch Investment Partners, Inc.	0.82%	-20.04%	2.39%	4.85%

Investment Objective: Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.	Transamerica Janus Balanced VP - Initial Class Sub-Advised by: Janus Henderson Investors US LLC	0.73%	-16.51%	6.26%	7.91%

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Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser (1)	Current Expenses	Average Annual Total Returns (as of 12/31/22)
			1 year	5 years	10 years

Investment Objective: Seeks long-term capital appreciation.	Transamerica Janus Mid-Cap Growth VP - Initial Class Sub-Advised by: Janus Henderson Investors US	0.82%	-16.72%	9.48%	10.14%

Investment Objective: Seeks current income and preservation of capital.	Transamerica JPMorgan Asset Allocation - Conservative VP – Initial Class Sub-Advised by: J.P. Morgan Investment Management Inc.	0.15%	-15.35%	1.79%	3.52%

Investment Objective: Seeks long-term capital appreciation.	Transamerica JPMorgan Asset Allocation - Growth VP – Initial Class Sub-Advised by: J.P. Morgan Investment Management Inc.	0.15%	-22.57%	5.47%	8.23%

Investment Objective: Seeks capital appreciation with current income as secondary objective.	Transamerica JPMorgan Asset Allocation - Moderate Growth VP – Initial Class Sub-Advised by: J.P. Morgan Investment Management Inc.	0.15%	-17.35%	3.86%	6.32%

Investment Objective: Seeks capital appreciation and current income.	Transamerica JPMorgan Asset Allocation - Moderate VP – Initial Class Sub-Advised by: J.P. Morgan Investment Management Inc.	0.15%	-16.08%	2.65%	4.80%

Investment Objective: Seeks to earn a total return modestly in excess of the total return performance of the S&P 500® (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500®.	Transamerica JPMorgan Enhanced Index VP- Initial Class Sub-Advised by: J.P. Morgan Investment Management Inc.	0.62%	-18.35%	9.47%	12.36%

Investment Objective: Seeks capital appreciation with current income as secondary objective.	Transamerica JPMorgan International Moderate Growth VP – Initial Class Sub-Advised by: J.P. Morgan Investment Management Inc.	0.62%	-17.28%	1.57%	3.93%

Investment Objective: Growth from capital appreciation.	Transamerica JPMorgan Mid Cap Value VP** - Initial Class Sub-Advised by: J.P. Morgan Investment Management Inc.	0.87%	-8.23%	5.99%	9.90%

Investment Objective: Seeks current income and preservation of capital.	Transamerica JPMorgan Tactical Allocation VP - Initial Class(2) Sub-Advised by: J.P. Morgan Investment Management Inc.	0.75%	-14.80%	1.80%	3.38%

Investment Objective: Seeks to maximize long-term growth.	Transamerica Morgan Stanley Capital Growth VP – Initial Class Sub-Advised by: Morgan Stanley Investment Management Inc.	0.76%	-59.84%	2.81%	10.97%

Investment Objective: Seeks high total return.	Transamerica Morgan Stanley Global Allocation VP – Initial Class(2) Sub-Advised by Morgan Stanley Investment Management Inc.)	0.76%	-17.51%	3.03%	4.85%

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Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser (1)	Current Expenses	Average Annual Total Returns (as of 12/31/22)
			1 year	5 years	10 years

Investment Objective: Seeks to provide a high total investment return through investments in a broadly diversified portfolio of stocks, bonds and money market instruments.	Transamerica Multi-Managed Balanced VP - Initial Class(2) Sub-Advised by: J.P. Morgan Investment Management Inc. and Aegon USA Investment Management, LLC	0.62%	-16.28%	5.90%	7.96%

Investment Objective: Seeks a combination of capital appreciation and income.	Transamerica PIMCO Tactical - Balanced VP - Initial Class(2) Sub-Advised by: Pacific Investment Management Company LLC	0.86%	-19.42%	0.96%	3.96%

Investment Objective: Seeks a combination of capital appreciation and income.	Transamerica PIMCO Tactical - Conservative VP - Initial Class(2) Sub-Advised by: Pacific Investment Management Company LLC	0.87	-17.12%	1.34%	3.75%

Investment Objective: Seeks a combination of capital appreciation and income.	Transamerica PIMCO Tactical - Growth VP - Initial Class(2) Sub-Advised by: Pacific Investment Management Company LLC	0.88%	-17.80%	2.11%	4.96%

Investment Objective: Seeks to maximize total return.	Transamerica Small/Mid Cap Value VP – Initial Class Sub-Advised by: Systematic Financial Management L.P. & Thompson, Siegel & Walmsley LLC	0.81%	-8.31%	6.28%	10.25%

Investment Objective: Seeks long-term growth of capital by investing primarily in common stocks of small growth companies.	Transamerica T. Rowe Price Small Cap VP - Initial Class(2) Sub-Advised by: T. Rowe Price Associates, Inc.	0.81%	-22.39%	5.67%	10.93%

Investment Objective: Seeks to maximize long-term growth.	Transamerica WMC US Growth VP – Initial Class(2) Sub-Advised by: Wellington Management Company, LLP	0.65	-31.35%	9.80%	12.80%

(1)	You should work with your investment professional to decide which Subaccount(s) may be appropriate for you based on a thorough analysis of your particular insurance needs; financial objectives; investment goals; time horizons; and risk tolerance.

(2)	This portfolio is subject to an expense reimbursement or fee waiver arrangement. As a result, this portfolio’s annual expenses reflect temporary expense reductions. See the portfolio prospectus for additional information .

(3)	There can be no assurance any money market portfolio offered under this Policy will be able to maintain a stable net asset value per share during extended periods of low interest rates, and partly as a result of Policy charges, the yield on the money market Subaccounts may become extremely low and possibly negative.

(4)	Effective on or about March 17, 2023, ProFund VP Telecommunications was renamed ProFund VP Communication Services.

(5)	Effective on or about March 17, 2023, ProFund VP Consumer Services was renamed ProFund VP Consumer Discretionary.

(6)	Effective on or about March 17, 2023, ProFund VP Oil & Gas was renamed ProFund VP Energy.

(7)	Effective on or about March 17, 2023, ProFund VP Basic Materials was renamed ProFund VP Materials.

(8)	Effective on November 1, 2022, Transamerica PIMCO Total Return VP was renamed Transamerica Aegon Bond VP. The sub-advisor will change from Pacific Investment Management Company LLC to Aegon USA Investment Management, LLC

(9)	Effective on November 1, 2022, Transamerica JPMorgan Core Bond VP was renamed Transamerica Aegon Core Bond VP . The sub-advisor will change from J.P. Morgan Investment Management Inc. to Aegon USA Investment Management, LLC.

(10)	Effective or about May 1, 2023, Transamerica BlackRock Global Real Estate Securities VP will be renamed Transamerica BlackRock Real Estate Securities VP.

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(11)	Effective on November 1, 2022, Transamerica Managed Risk – Balanced ETF VP was renamed-Transamerica Goldman Sachs Managed Risk – Balanced ETF VP. The sub-advisor will change from Milliman Financial Risk Management LLC to Goldman Sachs Asset Management, L.P.

(12)	Effective on November 1, 2022, Transamerica Managed Risk – Conservative ETF VP was renamed Transamerica Goldman Sachs Managed Risk – Conservative ETF VP. The sub-advisor will change from Milliman Financial Risk Management LLC to Goldman Sachs Asset Management, L.P.

(13)	Effective on November 1, 2022, Transamerica Managed Risk – Growth ETF VP was renamed Transamerica Goldman Sachs Managed Risk – Growth ETF VP. The sub-advisor will change from Milliman Financial Risk Management LLC to Goldman Sachs Asset Management, L.P.

*	The Fidelity VIP Contrafund® Portfolio, the Fidelity VIP Equity Income Portfolio, and the Fidelity VIP Growth Opportunities Portfolio are no longer available for sale to new investors.

**	Transamerica JPMorgan Mid Cap Value VP, previously offered as an investment option under your Policy, does not accept new investments from current or prospective investors.

Note	All Underlying Fund Portfolios in the Transamerica Series Trust are advised by Transamerica Asset Management. The entities listed are the sub-advisers unless otherwise indicated.

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HOW TO FIND ADDITIONAL INFORMATION ABOUT YOUR POLICY

Personalized Illustrations of Policy Benefits

To help you understand how your Policy values could vary over time under different sets of assumptions, we will provide you, without charge and upon request, with certain personalized hypothetical illustrations showing the death benefit, net surrender value and cash value. These hypothetical illustrations will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the specified amount, death benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request. The illustrations are not a representation or guarantee of investment returns or cash value.

Inquiries

To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The SAI has been filed with the SEC and is incorporated herein by reference.

For a free copy of the SAI, for other information about the Policy, and to obtain personalized illustrations, please contact your registered representative or send your request to our mailing address at:

Transamerica Life Insurance Company

6400 C St. SW

Cedar Rapids, Iowa 52499-0001

1-800-851-9777

Facsimile: 1-727-299-1620

(Monday - Friday from 8:30 a.m. - 7:00 p.m. Eastern Time)

tlic.transamerica.com

More information about the Registrant (including the SAI) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, please contact the SEC at 202-551-8090. You may also obtain copies of reports and other information about the Registrant on the SEC’s website at www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, D.C. 20549-2001. The Registrant’s file numbers are listed below.

TCI serves as the principal underwriter for the Policies. More information about TCI is available at http://www.finra.org or by calling 1-800-289-9999. You also can obtain an investor brochure from The Financial Regulatory Authority (“FINRA”) describing its Public Disclosure Program.

EDGAR Contract Identifier C000223624

5/2023

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May 1, 2023

STATEMENT OF ADDITIONAL INFORMATION

WRL FREEDOM EQUITY PROTECTOR®

issued through

WRL Series Life Account

By

Transamerica Life Insurance Company

Administrative Office:

6400 C Street SW

Cedar Rapids, IA 52499

Please direct transactions, claim forms, payments and other correspondence and notices as follows:

Transaction	Direct or Send to
Telephonic Transaction	1-727- 299-1800 or 1-800-851-9777 (toll free)
Facsimile Transaction	1-727-299-1620
Electronic Transaction	tlic.transamerica.com
Payments made by check	PO Box 429, Cedar Rapids IA 52406-0429 or 6400 C St. SW, Cedar Rapids IA 52499
Claims, general correspondence, and notices	Mailing Address: 6400 C St. SW, Cedar Rapids IA 52499-00011

This Statement of Additional Information (“SAI”) expands upon subjects discussed in the current prospectus for the WRL Freedom Equity Protector® flexible premium variable life insurance policy offered by Transamerica Life Insurance Company (“TLIC” or “Transamerica”). You may obtain a copy of the prospectus dated May 1, 2023, by calling our administrative office at 1-800-851-9777 (Monday – Friday from 8:30 a.m. – 7:00 p.m. Eastern time), or by writing to us at our mailing address at, Transamerica, 6400 C St. SW, Cedar Rapids, IA 52499-0001. The prospectus sets forth information that a prospective investor should know before investing in a Policy. Terms used in this SAI have the same meanings as in the prospectus for the Policy. NOTE: This product is no longer sold.

This SAI is not a prospectus and should be read only in conjunction with the prospectuses for the Policy.

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In order to supplement the description in the prospectus, the following provides additional information about Transamerica and the Policy, which may be of interest to a prospective purchaser.

In order to supplement the description in the prospectus, the following provides additional information about Transamerica and the Policy, which may be of interest to a prospective purchaser.

Transamerica And The Separate Account

Transamerica Life Insurance Company was incorporated under the laws of the State of Iowa on April 19, 1961 as NN Investors Life Insurance Company, Inc, and is licensed in all states (except New York) and the District of Columbia, Guam, Puerto Rico, and the U.S. Virgin Islands. We are a wholly owned indirect subsidiary of Transamerica Corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by Aegon N.V. of The Netherlands, the securities of which are publicly traded. Aegon N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business.

Transamerica established the separate account as a separate investment account under Ohio law in 1985 and the separate account was re-domesticated to Iowa in 2014. We own the assets in the separate account and are obligated to pay all benefits under the Policies. The separate account is used to support other life insurance policies of Transamerica, as well as for other purposes permitted by law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a “separate account” within the meaning of the federal securities laws.

Transamerica holds the assets of the separate account physically segregated and apart from the general account. Transamerica maintains records of all purchases and sales of portfolio shares by each of the subaccounts. A blanket bond was issued to AEGON USA, Inc. (“AEGON USA”) in the aggregate amount of $12 million, covering all of the employees of AEGON USA and its affiliates, including Transamerica. A $5 million fidelity bond with additional capacity of $20 million covers the activities of the registered representatives of Transamerica Capital, Inc. (“TCI”).

Non-Principal Risks Of Investing In The Policy

Cyber Security (Continued From “Principal Risks” Section Of The Prospectus”)

OPPORTUNITIES and CHALLENGES

The increasing digitalization of the financial services landscape has intensified the financial and reputational risk presented by cybersecurity threats. The COVID-19 pandemic, and the continuation of remote working, have further escalated these threats. As our business becomes more technology driven and our digital reliance increases, we become a greater target for cybercriminals, and more vulnerable to threats such as ransomware attacks.

What Transamerica is doing

Transamerica maintains a well-documented information security program which is based on ISO 27000 series and incorporates aspects of COBIT, NIST, SANS, as well as other industry-recognized frameworks and best practices. The program is designed to protect the infrastructure, information systems, and the information in Transamerica’s systems from unauthorized access, use, or other malicious acts by enabling the organization to identify risks, implement the appropriate protections, and detect and respond to cybersecurity events. Transamerica has established strong security policies, procedures, guidelines, and standards that are reviewed regularly to ensure compliance with applicable laws, regulations, and alignment with industry standards. Our cybersecurity program covers every aspect of security management: data handling and classification; access controls and identity management; business continuity and disaster recovery; configuration management; asset management; risk assessment; data disposal; information security incident response; system operations; vulnerability and patch management; system, application, and network security and monitoring; systems and application development and performance; physical and environmental controls; data privacy; vendor and third- party service provider management; consistent use of multi-factor authentication; cybersecurity awareness training; and encryption.

We continue to take steps to strengthen our information security program, infrastructure, and ability to respond to cyberattacks;, for example, by further developing our dedicated Information Security teams and strengthening controls. Transamerica’s Risk Management teams also periodically assesses known potential cyber risk factors, together with the first line functions such as the Security Operations Center, with known trends or material incidents reported to Transamerica’s Management and Supervisory Boards as necessary.

OVERVIEW

Information security and privacy regulation

Transamerica’s businesses are regulated with respect to information security, data breach response, privacy, and data use at both the federal and state levels. At the federal level, various Transamerica companies are subject to the Gramm-Leach-Bliley Act (GLBA), the Fair Credit Reporting Act (FCRA), and the Health Insurance Portability and Accountability Act (HIPAA), among other laws. At the state level, Departments of Insurance and Financial Services typically administer a series of privacy and information security laws and regulations that impact several Transamerica businesses such as the New Year Department of Financial Services Rule 500 (NYDFS Rule 500). In addition, in recent years numerous state legislatures have passed or have attempted to pass additional, more broad-based general consumer privacy laws, such as the California Consumer Privacy Act and the California Privacy Rights Act. Those California laws, as amended, will be administered by the California Privacy Protection Agency. Additional laws and regulations with respect to these topics are also anticipated to be promulgated and to go into effect in the coming years, and they may be administered by new or different state agencies or by the offices of state Attorneys General. The White House, SEC, and other regulators have also increased their focus on companies’ cybersecurity vulnerabilities and risks, including in relation to third-party service providers.

Operational Risks

A computer system failure or security breach of Transamerica’s IT systems or that of critical third parties may disrupt Transamerica’s business, damage Transamerica’s reputation and adversely affect Transamerica’s results of operations, financial condition, and cash flows.

Transamerica relies heavily on computer and information systems and internet and network connectivity (collectively, “IT systems”) to conduct a large portion of its business operations. This includes the need to securely store, process, transmit and dispose of confidential information, including personal information, through a number of complex systems. In many cases this also includes transmission and processing to or through customers, business partners, (semi-) governmental agencies and third-party service providers. Computer system failures, cyber-crime attacks or security or data privacy breaches may materially disrupt Transamerica’s business operations, damage Transamerica’s reputation, result in regulatory and litigation exposure, investigation and remediation costs, and materially and adversely affect Transamerica’s results of operations, financial condition and cash flows.

The information security risk that Transamerica faces includes the risk of malicious outside forces using public networks and other methods, including social engineering and the exploitation of targeted offline processes, to attack Transamerica’s systems and information and potentially demand ransom. It also includes inside threats, both malicious and accidental. For example, human error, bugs and vulnerabilities that may exist in Transamerica’s systems or software, unauthorized user activity and lack of sufficiently automated processing or sufficient logging and monitoring can result in improper information exposure or failure or delayed detection of such activity in a timely manner. Transamerica also faces risk in this area due to its reliance in many cases on third-party systems, all of which may face cyber and information security risks of their own. Third-party administrators or distribution partners used by Transamerica or its subsidiaries may not adequately secure their own IT systems or may not adequately keep pace with the dynamic changes in this area. Potential bad actors that target Transamerica and applicable third parties may include, but are not limited to, criminal organizations, foreign government bodies, political factions, and others.

In recent years, information security risk has increased sharply due to a number of developments in how information systems are used, not only by companies such as Transamerica, but also by society in general. Threats have increased in frequency and magnitude, and are expected to continue to increase, as criminals and other bad actors become more organized and employ more sophisticated techniques. At the same time companies increasingly make information systems and data available through the internet, mobile devices or other network connections to customers, employees and business partners, thereby expanding the attack surface that bad actors can potentially exploit. As a result of the COVID-19 pandemic, Transamerica also faces increased cybersecurity risks due to the number of Transamerica’s and Transamerica’s service providers’ and partners’ employees who are working remotely, which creates additional opportunities for cybercriminals to launch social engineering attacks and exploit vulnerabilities in non-corporate IT environments. The White House, SEC and other regulators have also increased their focus on cybersecurity vulnerabilities and risks.

Large financial institutions such as and including Transamerica have been, and will continue to be, subject to information security attacks. The nature of these attacks will also continue to be unpredictable, and in many cases, may arise from circumstances that are beyond Transamerica’s control. Attackers are also increasingly using tools and techniques that are specifically designed to circumvent controls, to evade detection and even to remove or obfuscate forensic evidence. As a result, Transamerica may be unable to timely or effectively detect, identify, contain, investigate or remediate IT systems in response to, future cyberattacks or security breaches. Especially if and to the extent Transamerica fails to adequately invest in defensive infrastructure, timely response capabilities, technology, controls and processes, or to effectively execute against its information security strategy, it may suffer material adverse consequences.

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To date the highest impact information security incidents that Transamerica has experienced are believed to have been the result of e-mail phishing attacks targeted at Transamerica’s business partners and customers. This in turn led to the unauthorized use of valid Transamerica website credentials to engage in fraudulent transactions and improper data exfiltration. Additionally, Transamerica has faced other types of attacks, including, but not limited to, other types of phishing attacks, distributed denial of service (DDoS) attacks, technology implementation and update errors, various human errors, e-mail related errors, paper-based errors, exploitations of vulnerabilities and certain limited cases of unauthorized internal user activity. Like many other companies, Transamerica could also be subject to malware, ransomware and similar types of attacks or intrusions. There is no guarantee that the measures that Transamerica takes will be sufficient to stop all types of attacks or mitigate all types of information security or data privacy risks.

Transamerica maintains cyber liability insurance to help decrease the financial impact of cyber-attacks and information security events, subject to the terms and conditions of the policy; however, such insurance may not be sufficient to cover all applicable losses that Transamerica may suffer.

A breach of data privacy or security obligations may disrupt Transamerica’s business, damage Transamerica’s reputation and adversely affect financial conditions and results of operations.

Pursuant to applicable laws, various government and semi-governmental and other administrative bodies have established numerous rules protecting the privacy and security of personal information and other confidential or sensitive information held by Transamerica. Notably, certain of Transamerica’s businesses are subject to laws and regulations enacted by US federal and state governments and/or various regulatory organizations relating to the privacy and/or information security of the information of customers, employees or others.

The New York Department of Finance Services (NYDFS), pursuant to its cybersecurity regulation, requires financial institutions regulated by the NYDFS, including certain Transamerica subsidiaries, to, among other things, satisfy an extensive set of minimum information security requirements, including but not limited to governance, management, reporting, policy, technology and control requirements. Other states have adopted similar cybersecurity laws and regulations. NYDFS has also issued two proposed amendments to NYDFS Rule 500 that move beyond administrative and technical safeguards to granular regulations on cybersecurity governance and risk management.

Numerous other US state and federal laws also impose various information security and privacy related obligations with respect to Transamerica, including but not limited to the Gramm-Leach-Bliley Act and related state laws and implementing regulations (GLBA), the California Consumer Privacy Act (CCPA), the California Privacy Rights Act (CPRA), and the Health Insurance Portability and Accountability Act (HIPAA), among many others. These laws generally provide for governmental investigative and enforcement authority, and in certain cases provide for private rights of action.

Numerous other legislators and regulators with jurisdiction over Transamerica’s businesses are considering or have already enacted enhanced information security risk management and privacy laws and regulations, with the overall number and scope of such laws and regulations continuing to increase every year. A number of Transamerica companies are also subject to contractual restrictions with respect to the use and handling of the sensitive information of Transamerica’s clients and business partners.

Transamerica, and numerous of its systems, employees, third-party providers and business partners have access to, and routinely process, the personal information of consumers and employees. Transamerica relies on a large number of processes and controls to protect the confidentiality, integrity and availability of personal information and other confidential information that is accessible to, or in the possession of, Transamerica, its systems, employees and business partners. It is possible that a Transamerica or a third party’s employee, contractor, business partner or system could, intentionally or unintentionally, inappropriately disclose or misuse personal or confidential information. Transamerica’s data or data in its possession could also be the subject of an unauthorized information security attack. If Transamerica fails to maintain adequate processes and controls or if Transamerica or its business partners fail to comply with relevant laws and regulations, policies and procedures, misappropriation or intentional or unintentional inappropriate disclosure or misuse of personal information or other confidential information could occur. Such control inadequacies or non-compliance could cause disrupted operations and misstated or unreliable financial data, materially damage Transamerica’s reputation or lead to increased regulatory scrutiny or civil or criminal penalties or (class action) litigation, which, in turn, could have a material adverse effect on Transamerica’s business, financial condition and results of operations.

In addition, Transamerica analyzes personal information and customer data to better manage its business, subject to applicable laws and regulations and other restrictions. It is possible that additional regulatory or other restrictions regarding the use of such information may be imposed. Additional privacy and information security obligations have been imposed by various governments with jurisdiction over Transamerica or its subsidiaries in recent years, and more similar obligations are likely to be imposed in the near future across Transamerica’s operations. Such restrictions and obligations could have material impacts on Transamerica’s business, financial conditions and results of operations.

In order to supplement the description in the prospectus, the following provides additional information about us and the policy, which

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may be of interest to a prospective purchaser.

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THE POLICY – GENERAL PROVISIONS

Ownership Rights

The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner’s estate. The owner may exercise certain rights described below.

Changing the Owner	• Change the owner by providing written notice to us in good order, at our mailing address at any time while the insured is alive and the Policy is in force.
• Change is effective as of the date that the written notice is accepted by us in good order, at our mailing address.
• Changing the owner does not automatically change the beneficiary.

• Changing the owner may have tax consequences. You should consult a tax professional before changing the owner.
• We are not liable for payments we made before we received the written notice at our mailing address.

Choosing the Beneficiary	• The owner designates the beneficiary (the person to receive the death benefit when the insured dies) in the application.
• If the owner designates more than one beneficiary, then each beneficiary shares equally in any death benefit proceeds unless the beneficiary designation states otherwise.
• If the beneficiary dies before the insured, then any contingent beneficiary becomes the beneficiary.
• If both the beneficiary and contingent beneficiary die before the insured, then the death benefit will be paid to the owner or the owner’s estate upon the insured’s death.

Changing the Beneficiary	• The owner changes the beneficiary by providing written notice to us in good order, at our mailing address.
• Change is effective as of the date the owner signs the written notice.

• We are not liable for any payments we made before we received the written notice at our mailing address.

Assigning the Policy	• The owner may assign Policy rights while the insured is alive.
• The owner retains any ownership rights that are not assigned.
• Assignee may not change the owner or the beneficiary, and may not elect or change an optional method of payment. Any amount payable to the assignee will be paid in a lump sum.
• Claims under any assignment are subject to proof of interest and the extent of the assignment.
• We are not:

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> bound by any assignment unless we receive a written notice of the assignment at our mailing address;
> responsible for the validity of any assignment;
> liable for any payment we made before we received written notice of the assignment at our mailing address; or
> bound by any assignment which results in adverse tax consequences to the owner, insured(s) or beneficiary(ies).
• Assigning the Policy may have tax consequences. You should consult a tax professional before assigning the Policy.

Our Right to Contest the Policy

In issuing the Policy, we rely on all statements made by or for the insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy’s validity or may resist a claim under the Policy for two years from the Policy date. For any portion of the specified amount that is issued as a result of a conversion, the contestability period is measured from the later of the policy date of the policy that was converted or the latest effective date of reinstatement of the converted policy.

A new two year contestability period shall apply to each increase in specified amount that requires evidence of insurability, beginning on the effective date of each increase and will apply only to statements made in the application for the increase.

In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy or requested increase that requires evidence of insurability, has been in force during the insured’s lifetime for two years from the Policy date, or if reinstated, for two years from the date of reinstatement.

Suicide Exclusion

If the insured commits suicide, while sane or insane, within two years of the Policy date (or two years from the reinstatement date, if the Policy lapses and is reinstated), the Policy will terminate and our liability is limited to an amount equal to the premiums paid, less any outstanding loan amount, and less any cash withdrawals. We will pay this amount to the beneficiary in one sum. For any portion of the specified amount that is issued as a result of a conversion, the suicide period is measured from the later of the Policy date of the Policy that was converted or the latest effective date of reinstatement of the converted policy.

If the insured commits suicide, while sane or insane, within two years from the effective date of any increase in specified amount that requires evidence of insurability, our liability with respect to such increase will be limited to its cost of insurance charges and any per unit charges and return of premium.

Misstatement of Age or Gender

If the age or gender of the insured was stated incorrectly in the application or any supplemental application, then the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the insured’s correct age and gender.

Modifying the Policy

Only our President or Secretary may modify the Policy or waive any of our rights or requirements under the Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in the Policy.

If we modify the Policy, we will provide you notice and we will make appropriate endorsements to the Policy.

Mixed and Shared Funding

The underlying fund portfolios may serve as investment vehicles for variable life insurance policies, variable annuity contracts and retirement plans (“mixed funding”) and shares of the underlying fund portfolios also may be sold to separate accounts of other insurance companies (“shared funding”). While the Company currently does not foresee any disadvantages to owners and participants arising from either mixed or shared funding, it is possible that the interests of owners of various contracts and/or participants in various plans for which the underlying fund portfolios serve as investments might at some time be in conflict. The Company and each underlying

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fund portfolio’s Board of Directors intend to monitor events in order to identify any material conflicts and to determine what action, if any, to take. Such action could include the sale of underlying fund portfolio shares by one or more of the separate accounts, which could have adverse consequences. Such action could also include a decision that separate funds should be established for variable life and variable annuity separate accounts. In such an event, the Company would bear the attendant expenses, but owners and plan participants would no longer have the economies of scale resulting from a larger combined fund. Please read the prospectuses for the underlying fund portfolios, which discuss the underlying fund portfolios’ risks regarding mixed and shared funding, as applicable.

Addition, Deletion, or Substitution of Portfolios

We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios, close existing portfolios, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will only add, delete or substitute shares of another portfolio of a fund (or of another open-end, registered investment company) if the shares of a portfolio are no longer available for investment, or if in our judgment further investment in any portfolio would become inappropriate in view of the purposes of the separate account. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the separate account securities from other portfolios. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

We also reserve the right to establish additional subaccounts of the separate account, each of which would invest in a new portfolio of a fund, or in shares of another investment company, with specified investment objectives. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant. We will make any new subaccounts available to existing owners on a basis we determine. We may also eliminate one or more subaccounts for the same reasons as stated above.

In the event of any such substitution or change, we may make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under the Policies, and when permitted by law, the separate account may be (1) operated as a management company under the 1940 Act, (2) deregistered under the 1940 Act in the event such registration is no longer required, (3) managed under the direction of a committee, or (4) combined with one or more other separate accounts, or subaccounts.

Additional Information

Legal Matters

Arthur D. Woods, Esquire, of Transamerica, has provided legal advice on certain matters in connection with the issuance of the Policy.

Additional Information about Transamerica and the Separate Account

Transamerica Life Insurance Company (“Transamerica”) was originally founded in 1858 in the state of Maryland as “Maryland Mutual Life and Fire Insurance Company of Baltimore” and was the state’s first insurance company; it then changed its name to Monumental Life Insurance Company in 1935. Monumental Life Insurance Company changed its name to Transamerica Premier Life Insurance Company on July 31, 2014. Transamerica Premier Life Insurance Company was re-established as Transamerica Life Insurance Company effective October 1. 2020. Transamerica is incorporated under Iowa law and is principally engaged in offering life insurance policies and annuity contracts. Transamerica is licensed to sell insurance in all states (except New York), Puerto Rico, Guam, and in the District of Columbia. Transamerica submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. The Policy described in the prospectus has been filed with, and where required, approved by, insurance officials in those jurisdictions in which it is sold.

Transamerica established the separate account as a separate investment account under Ohio law in 1985 and the separate account was re-domesticated to Iowa in 2014. Transamerica owns the assets in the separate account and is obligated to pay all benefits under the Policies. The separate account is used to support other life insurance policies of Transamerica, as well as for other purposes permitted by law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a “separate account” within the meaning of the federal securities laws.

Transamerica holds the assets of the separate account physically segregated and apart from the general account. Transamerica maintains records of all purchases and sales of portfolio shares by each of the subaccounts. A blanket bond was issued to AEGON USA,

7

Inc. (“AEGON USA”) in the aggregate amount of $12 million, covering all of the employees of AEGON USA and its affiliates, including Transamerica. A $5 million fidelity bond with additional capacity of $20 million covers the activities of the registered representatives of TCI.

Variations in Policy Provisions

Certain provisions of the Policy may vary from the descriptions in the prospectus, depending on when and where the Policy was issued, in order to comply with different state laws. These variations may include differences in charges, or Policy features may be unavailable, or known by a different name. Please refer to your Policy; any variations will be included in your Policy or in riders or endorsements attached to your Policy.

Personalized Illustrations of Policy Benefits

In order to help you understand how your Policy values would vary over time under different sets of assumptions, we will provide you with certain personalized illustrations upon request. These will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the specified amount, death benefit option, premium payment amounts, and rates of return (within limits) that you request.

The illustrations are not a representation or guarantee of investment returns or cash value. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.

Distribution of the Policies

We no longer offer the Policies to the public.

Transamerica Capital, Inc. (“TCI”), serves as principal underwriter for the Policies. TCI’s home office is located at 1801 California Street, Suite 5200, Denver, Colorado 80202 TCI is an affiliate of Transamerica and, like Transamerica, is an indirect, wholly owned subsidiary of AEGON USA. TCI is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of Financial Industry Regulatory Authority (“FINRA”). TCI is not a member of the Securities Investor Protection Corporation.

The Policies were offered to the public through sales representatives of broker-dealers (“selling firms”) that have entered into selling agreements with us and with TCI. Sales representatives are appointed as our insurance agents.

During fiscal years 2022, 2021, and 2020, the amounts paid to TCI in connection with all Policies sold through the separate account were $9,666,980.65, $7,688,440.15, and $9,381,264.50 respectively. TCI passes through to selling firms commissions it receives to selling firms for their sales and does not retain any portion of any commissions. Our parent company provides paid-in capital to TCI and pays for TCI’s operating and other expenses, including overhead, legal and accounting fees.

We and/or TCI or Transamerica Advisors, Inc. (“TFA”) may pay certain selling firms additional cash amounts for: (1) “preferred product” treatment of the Policies in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other expenses incurred by them. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms. Differences in compensation paid to a selling firm or its sales representatives for selling one product over another may create conflicts of interests for such firms or its sales representatives.

Reports to Owners

At least once each year, or more often as required by law, we will mail to policyowners at their last known address a report showing the following information as of the end of the report period:

> the current cash value	> any activity since the last report
> the current net surrender value	> projected values

8

> the current death benefit	> investment experience of each subaccount
> outstanding loans	> any other information required by law

You may request additional copies of reports, but we may charge a fee for such additional copies. In addition, we will send written confirmations of any premium payments and other financial transactions you request including: changes in specified amount, changes in death benefit option, transfers, partial withdrawals, increases in loan amount, loan interest payments, loan repayments, lapses and reinstatements. We will also send copies of the annual and semi-annual report to shareholders for each portfolio in which you are indirectly invested.

Records

We will maintain all records relating to the separate account and the fixed account.

Underwriters

Underwriting Standards

This Policy uses mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age. Montana passed and signed Montana HB 379 on 4/19/2021 repealing the unisex requirement effective 1/1/2022. Prior to January 1 2022, Montana prohibited our use of actuarial tables that distinguish between males and females to determine premiums and policy benefits for policies issued on the lives of its residents. Therefore, for policies issued in Montana prior to January 1, 2022, we based the premiums and benefits on actuarial tables that did not differentiate on the basis of gender.

Your cost of insurance charge is based on a number of factors, including, but not limited to, the insured’s gender, issue age on the Policy date, issue age at the time of any increase in specified amount, length of time from the Policy date or from the date of any requested increase in specified amount, and underwriting class. We currently place insureds into the following underwriting classes:

• ultimate select, non-tobacco use;

• select, non-tobacco use;

• ultimate standard, tobacco use;

• standard, tobacco use; and

• juveniles – under 18.

We also place insureds in various sub-standard underwriting classes, which involve a higher mortality risk and higher charges. We generally charge higher rates for insureds that use tobacco.

Transamerica’s Published Ratings

We may publish the ratings and other information that an independent ratings organization assigns to us, in advertisements, sales literature, or reports. These organizations include: A.M. Best Company, Moody’s Investors Service, Inc., and S&P Global. These ratings are opinions regarding an operating insurance company’s financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not apply to the separate account, the subaccounts, the funds or their portfolios, or to their performance. Ratings are subject to change.\

Independent Registered Public Accounting Firm

The statutory-basis financial statements and supplementary information of Transamerica Life Insurance Company as of December 31, 2022 and December 31, 2021 and for each of the three years in the period ended December 31, 2022 have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The financial statements of each of the subaccounts of WRL Series Life Account incorporated by reference to the Form N-VPFS dated April 20, 2023 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Financial Statements

Transamerica’s statutory-basis financial statements and schedules, which include the Report of Independent Registered Public Accounting Firm, should be distinguished from the separate account’s financial statements, and you should consider these statutory-basis financial statements and schedules only as bearing upon Transamerica’s ability to meet its obligations under the Policies. You should not

9

consider our statutory-basis financial statements and schedules as bearing upon the investment performance of the assets held in the separate account.

All required statutory financial statements are included in Part B of this Registration Statement. Required separate account financial statements for WRL Series Life Account are incorporated by reference to N-VPFS (811-4420) filed on April 20, 2023.

10

FINANCIAL STATEMENTS – STATUTORY BASIS

AND SUPPLEMENTARY INFORMATION

Transamerica Life Insurance Company

Years Ended December 31, 2022, 2021 and 2020

Transamerica Life Insurance Company

Financial Statements – Statutory Basis

and Supplementary Information

Years Ended December 31, 2022, 2021 and 2020

Report of Independent Auditors

To the Board of Directors of Transamerica Financial Life Insurance Company

Opinions

We have audited the accompanying statutory basis financial statements of Transamerica Financial Life Insurance Company (the “Company”), which comprise the balance sheets – statutory basis as of December 31, 2022 and 2021, and the related statements of operations - statutory basis, of changes in capital and surplus - statutory basis, and of cash flow - statutory basis for each of the three years in the period ended December 31, 2022, including the related notes and schedules of supplementary insurance information and reinsurance for each of the three years in the period ended December 31, 2022 and summary of investments – other than investments in related parties as of December 31, 2022 listed in the accompanying index (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2022 and 2021 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2022, in accordance with the accounting practices prescribed or permitted by the New York Department of Financial Services described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2022 and 2021, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2022.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606

T: (312) 298 2000, www.pwc.com/us

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/PricewaterhouseCoopers LLP

Chicago, Illinois

April 19, 2023

Transamerica Life Insurance Company

Balance Sheets – Statutory Basis

(Dollars in Millions)

	December 31
	2022	2021

Admitted assets
Cash, cash equivalents and short-term investments	$2,420	$2,126
Bonds	51,131	49,942
Preferred stocks	61	120
Common stocks	3,251	3,527
Mortgage loans on real estate	9,270	9,153
Real estate	44	52
Policy loans	2,028	1,986
Securities lending reinvested collateral assets	2,115	2,073
Derivatives	2,339	1,760
Receivable for derivative cash collateral	981	217
Other invested assets	2,964	2,837

Total cash and invested assets	76,604	73,793

Accrued investment income	716	694
Premiums deferred and uncollected	169	181
Net deferred income tax asset	739	825
Variable annuity reserve hedge offset deferral	380	—
Other assets	1,596	1,211
Separate account assets	91,494	126,088

Total admitted assets	$171,698	$202,792

Liabilities and capital and surplus
Aggregate reserves for policies and contracts	$57,956	$51,983
Policy and contract claim reserves	1,098	1,177
Liability for deposit-type contracts	766	824
Other policyholders’ funds	42	38
Transfers from separate accounts due or accrued	(510)	(658)
Funds held under reinsurance treaties	3,042	3,043
Asset valuation reserve	1,111	1,250
Interest maintenance reserve	407	1,382
Derivatives	3,629	2,360
Payable for collateral under securities loaned and other transactions	2,271	2,312
Borrowed money	3,107	3,870
Variable annuity reserve hedge offset deferral	—	250
Other liabilities	1,622	1,596
Separate account liabilities	91,494	126,088

Total liabilities	166,035	195,515

Total capital and surplus	5,663	7,277

Total liabilities and capital and surplus	$171,698	$202,792

See accompanying notes.

Transamerica Life Insurance Company

Statements of Operations – Statutory Basis

(Dollars in Millions)

	Year Ended December 31
	2022	2021	2020

Revenues
Premiums and other considerations	$19,813	$14,482	$16,723
Net investment income	3,297	3,191	3,361
Commissions and expense allowances on reinsurance ceded	1,075	187	661
Reserve adjustment on reinsurance ceded	(147)	(260)	(273)
Consideration received on reinsurance recapture and novations	210	963	2,958
Fee revenue and other income	1,982	2,259	2,096

Total revenue	26,230	20,822	25,526

Benefits and expenses
Death benefits	2,650	2,928	2,863
Annuity benefits	1,552	1,798	1,528
Accident and health benefits	1,021	945	1,120
Surrender benefits	20,498	18,145	15,352
Other benefits	244	292	234
Net increase (decrease) in reserves	6,563	942	4,985
Commissions	1,688	1,375	1,435
Taxes, licenses and fees	153	180	163
Funds withheld ceded investment income	98	131	144
Net transfers to (from) separate accounts	(10,952)	(8,881)	(4,850)
IMR adjustment due to reinsurance	(432)	(43)	—
General insurance expenses and other	1,198	1,107	1,473

Total benefits and expenses	24,281	18,919	24,447

Gain (loss) from operations before dividends and federal income taxes	1,949	1,903	1,079
Dividends to policyholders	10	10	10

Gain (loss) from operations before federal income taxes	1,939	1,893	1,069
Federal income tax (benefit) expense	(80)	(185)	(109)

Net gain (loss) from operations	2,019	2,078	1,178
Net realized capital gains (losses), after tax and amounts transferred to interest maintenance reserve	(4,211)	(1,924)	113

Net income (loss)	$(2,192)	$154	$1,291

See accompanying notes.

Transamerica Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Millions)

	Common Stock	Surplus Notes	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus

Balance at January 1, 2020	$7	$60	$3,857	$197	$5,230	$9,351
Net income (loss)	—	—	—	—	1,291	1,291
Change in net unrealized capital gains/losses, net of taxes	—	—	—	(342)	216	(126)
Change in net deferred income tax asset	—	—	—	—	(126)	(126)
Change in nonadmitted assets	—	—	—	—	201	201
Change in reserve on account of change valuation basis	—	—	—	—	14	14
Change in asset valuation reserve	—	—	—	—	69	69
Change in surplus as a result of reinsurance	—	—	—	—	(51)	(51)
Change in surplus notes	—	(60)	—	—	—	(60)
Change in letter of credit	—	—	—	—	(1,870)	(1,870)
Capital contribution	—	—	700	—	—	700
Dividends to stockholders	—	—	—	—	(1,200)	(1,200)
Other changes - net	—	—	5	—	(88)	(83)

Balance at December 31, 2020	$7	$—	$4,562	$(145)	$3,686	$8,110
Net income (loss)	—	—	—	—	154	154
Change in net unrealized capital gains/losses, net of taxes	—	—	—	(105)	555	450
Change in net deferred income tax asset	—	—	—	—	123	123
Change in nonadmitted assets	—	—	—	—	(73)	(73)
Change in reserve on account of change valuation basis	—	—	—	—	(60)	(60)
Cumulative effect of changes in accounting principle	—	—	—	—	(15)	(15)
Change in asset valuation reserve	—	—	—	—	(52)	(52)
Change in surplus as a result of reinsurance	—	—	—	—	(256)	(256)
Dividends to stockholders	—	—	—	—	(761)	(761)
Distribution of affiliate stock	—	—	—	—	(339)	(339)
Other changes - net	—	—	3	—	(7)	(4)

Balance at December 31, 2021	$7	$—	$4,565	$(250)	$2,955	$7,277

Continued on next page.

Transamerica Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Millions)

	Common Stock	Surplus Notes	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus

Balance at December 31, 2021	$7	$—	$4,565	$(250)	$2,955	$7,277
Net income (loss)	—	—	—	—	(2,192)	(2,192)
Change in net unrealized capital gains/losses, net of taxes	—	—	—	630	384	1,014
Change in net deferred income tax asset	—	—	—	—	702	702
Change in nonadmitted assets	—	—	—	—	(834)	(834)
Change in reserve on account of change valuation basis	—	—	—	—	641	641
Change in asset valuation reserve	—	—	—	—	139	139
Change in surplus as a result of reinsurance	—	—	—	—	(871)	(871)
Capital contribution	—	—	100	—	—	100
Dividends to stockholders	—	—	—	—	(425)	(425)
Other changes - net	—	—	(1)	—	113	112

Balance at December 31, 2022	$7	$—	$4,664	$380	$612	$5,663

See accompanying notes.

Transamerica Life Insurance Company

Statements of Cash Flow – Statutory Basis

(Dollars in Millions)

	Year Ended December 31
	2022	2021	2020

Operating activities
Premiums and annuity considerations	$14,606	$15,975	$16,785
Net investment income	3,146	3,105	2,758
Other income	2,251	2,025	2,311
Benefit and loss related payments	(26,105)	(24,040)	(20,629)
Net transfers from separate accounts	11,122	9,042	4,958
Commissions and operating expenses	(2,771)	(2,799)	(3,002)
Dividends paid to policyholders	(6)	(6)	(7)
Federal income taxes (paid) received	204	148	37

Net cash provided by (used in) operating activities	2,447	3,450	3,211

Investing activities
Proceeds from investments sold, matured or repaid	$10,356	$12,231	$12,107
Costs of investments acquired	(10,957)	(14,040)	(16,438)
Net change in policy loans	(35)	51	25

Net cash provided by (used in) investing activities	$(636)	$(1,758)	$(4,306)

Financing and miscellaneous activities
Repayment of surplus notes	$—	$—	$(60)
Capital and paid in surplus received (returned)	101	2	705
Dividends to stockholders	(425)	(761)	(1,200)
Net deposits (withdrawals) on deposit-type contracts	(67)	(143)	(34)
Net change in borrowed money	(777)	385	783
Net change in funds held under reinsurance treaties	41	74	(105)
Net change in payable for collateral under securities lending and other transactions	(42)	(443)	65
Other cash (applied) provided	(348)	(512)	331

Net cash provided by (used in) financing and miscellaneous activities	(1,517)	(1,398)	485

Net increase (decrease) in cash, cash equivalents and short-term investments	294	294	(610)

Cash, cash equivalents and short-term investments:
Beginning of year	2,126	1,832	2,442

End of year	$2,420	$2,126	$1,832

See accompanying notes.

Transamerica Life Insurance Company

Statements of Cash Flow (supplemental) – Statutory Basis

(Dollars in Millions)

	Year Ended December 31
Supplemental disclosures of cash flow information	2022	2021	2020

Non-cash activities during the year not included in the Statutory Statements of Cash Flows:

Receipt of bonds, other invested assets and interest related to affiliated reinsurance treaty	$4,706	$—	$—
Release of funds withheld related to affiliated reinsurance recaptures	42	963	500
Release of reinsurance payable related to affiliate reinsurance recapture	22	—	—
Assets transfer in for amended reinsurance treaty	—	47	—
Distribution of affiliate stock	—	(339)	—
Receipt (transfer) of assets related to nonaffiliated reinsurance	—	(1,527)	310
Transfer of bonds, mortgage loans and interest related to affiliated reinsurance recapture	—	—	2,121
Increase of funds withheld related to affiliated reinsurance agreement	—	—	(76)

See accompanying notes.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December  31, 2022

1.   Organization and Nature of Business

Transamerica Life Insurance Company (the Company) is a stock life insurance company owned by Commonwealth General Corporation (CGC). CGC is an indirect, wholly-owned subsidiary of Aegon N.V., a holding company organized under the laws of The Netherlands.

On October 1, 2020, the Company completed mergers with Transamerica Premier Life Insurance Company (TPLIC), an Iowa-domiciled affiliate and MLIC Re I, Inc. (MLIC Re), a Vermont-domiciled subsidiary. On December 31, 2020, the Company completed a merger with Pine Falls Re, Inc. (PFRe), a Vermont-domiciled subsidiary.

The mergers were accounted for in accordance with the Statement of Statutory Accounting Principles (SSAP) No. 68, Business Combinations and Goodwill, as statutory mergers. As such, financial statements for periods prior to the mergers were combined and the recorded assets, liabilities and surplus of TPLIC, MLIC Re and PFRe on a US statutory basis were carried forward to the merged company. The common capital stock of TPLIC, MLIC Re and PFRe was deemed cancelled by operation of law under the Plans of Merger. Each share of the Company’s capital stock issued and outstanding immediately before the mergers continues to represent one share of the capital stock. The business the Company previously assumed from TPLIC and the business previously ceded from the Company to TPLIC, MLIC Re and PFRe is no longer reflected as assumed and ceded risks in the restated merged financials.

Nature of Business

The Company sells individual life insurance, including index universal life, whole life, term life, and final expense life. It also sells variable and registered index-linked annuities. In addition, the Company offers supplemental health insurance, group life insurance, group annuity contracts and stable value solutions. The Company is licensed in 49 states and the District of Columbia, Guam, Puerto Rico, and US Virgin Islands. Sales of the Company’s products are primarily through a network of independent agents and broker-dealers, affiliated agencies, and financial institutions.

2.   Basis of Presentation and Summary of Significant Accounting Policies

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Iowa Insurance Division (IID), which differ from accounting principles generally accepted in the United States of America (GAAP).

The IID recognizes only statutory accounting practices prescribed or permitted by the State of Iowa for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Iowa Insurance Law. The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed practices by the State of Iowa. Prescribed statutory accounting practices include state laws and regulations. Permitted statutory accounting practices encompass accounting practices that are not prescribed. The Commissioner of Insurance has the right to permit specific practices that deviate from prescribed practices.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following is a summary of the accounting practices permitted and prescribed by the IID and reflected in the Company’s financial statements which differs from NAIC SAP:

The State of Iowa has adopted a prescribed accounting practice that differs from that found in the NAIC SAP related to credit for reinsurance. As prescribed by Iowa Administrative Code 191-5.33 (10)(d), the Commissioner has deemed the book value of assets held in a comfort trust as acceptable security for purposes of taking reserve credit for liabilities ceded to an unauthorized reinsurer while it seeks reciprocal jurisdiction status. Under Statement of Statutory Accounting Principles No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, the market value of trust assets is considered allowable security.

The State of Iowa has adopted a prescribed accounting practice that differs from that found in the NAIC SAP related to the reported value of the assets supporting the Company’s guaranteed separate accounts. As prescribed by Iowa Administrative Code 508A.1.4, the Commissioner found that the Company is entitled to value the assets of the guaranteed separate account at amortized cost, whereas the assets would be required to be reported at fair value under SSAP No. 56, Separate Accounts, of the NAIC SAP. There is no impact to the Company’s income or surplus as a result of utilizing this prescribed practice.

The State of Iowa has adopted a prescribed accounting practice that differs from that found in the NAIC SAP related to the reported value of assets supporting the Company’s registered index linked annuity (RILA). In accordance with Iowa Administrative Code 508A.1.4, the Commissioner found that the Company is entitled to use book value accounting treatment for separate account investments backing the Company’s RILA, whereas the assets would be required to be reported at fair value under SSAP No. 56, Separate Accounts of the NAIC SAP. There is no impact to the Company’s income or surplus as a result of utilizing this prescribed practice.

Pursuant to Iowa Administrative Code 521A.5(1)c, the State of Iowa has allowed a permitted accounting practice that differs from that found in NAIC SAP related to the valuation of a foreign insurance subsidiary, controlled and affiliated (SCA) entity. With the explicit permission of the Iowa Insurance Division, the Company values Transamerica Life (Bermuda) Ltd. (TLB), a foreign SCA, in accordance with Statement of Statutory Accounting Principles (SSAP) No 97, Subsidiary, Controlled and Affiliated Entities, paragraph 8.b.i, as a U.S. insurance SCA entity at its underlying audited U.S. statutory equity. In addition, for Risk Based Capital (RBC) calculation purposes, this entity is categorized on page LR042 with Category 2 – Direct U.S. Life Subsidiaries. Absent this permitted practice, TLB would be valued in accordance with SSAP No. 97, paragraph 8.b.iv, as a foreign insurance SCA at its audited foreign statutory basis financial statements with certain adjustments.

A reconciliation of the Company’s net income (loss) and capital and surplus between NAIC SAP and practices prescribed and permitted by the State of Iowa is shown below:

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	SSAP #	F/S Page	F/S Line	2022	2021	2020

Net income (loss), State of Iowa basis	XXX	XXX	XXX	$(2,192)	$154	$1,291
State prescribed practices that are an increase(decrease) from NAIC SAP:
None				—	—	—
State permitted practices that are an increase(decrease) from NAIC SAP:
None				—	—	—

Net income (loss), NAIC SAP	XXX	XXX	XXX	$(2,192)	$154	$1,291

Statutory surplus, state of Iowa basis	XXX	XXX	XXX	$5,663	$7,277	$8,110
State prescribed practices that are an increase(decrease) from NAIC SAP:
Comfort trust	61	3	1	263	—	—
State permitted practices that are an increase(decrease) from NAIC SAP:
TLB valuation	97	2	2.2	72	—	—

Statutory surplus, NAIC SAP	XXX	XXX	XXX	$5,328	$7,277	$8,110

The IID issued a no objection letter from the year 2020 for the Company to present historical permitted practices that differ from that found in the NAIC SAP related to the admission of letters of credit as admitted assets and as an element of capital surplus. Prior to merging with the Company, MLIC Re and PFRe, with the explicit permission of the Deputy Commissioner of the Captive Insurance Division of the Vermont Department of Financial Regulation, included as admitted assets the value of letters of credit serving as collateral for reinsurance credit taken by affiliates in connection with reinsurance agreements. These historical permitted practices were included on a merged entity basis for periods prior to the effective date of the mergers. The letters of credit were for the benefit of the Company and TPLIC. The permitted practice terminated upon the merger of MLIC Re and PFRe into the Company and had no impact at December 31, 2020.

Use of Estimates

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The effects of the following variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material. Significant accounting policies and variances from GAAP are as follows:

Investments

Investments in bonds, except those to which the Securities Valuation Office (SVO) of the NAIC has ascribed a NAIC designation of 6, are reported at amortized cost using the interest method. Bonds containing call provisions, except make-whole call provisions, are amortized to the call or maturity value/date which produces the lowest asset value, often referred to as yield-to-worst method. Bonds ascribed a NAIC designation of 6 are reported at the lower of amortized cost or fair value with unrealized gains and losses reported in changes in capital and surplus. Prepayment penalty or acceleration fees received in the event a bond is liquidated prior to its scheduled termination date are reported as investment income.

Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. These securities meet the definition of a bond, in accordance with SSAP No. 26R, Bonds, and therefore, are reported at amortized cost or fair value based upon their NAIC rating.

For GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in earnings for those designated as trading and as a separate component of other comprehensive income (OCI) for those designated as available-for-sale.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method, including anticipated prepayments, except for those with an initial NAIC designation of 6, which are valued at the lower of amortized cost or fair value. These securities are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium using either the retrospective or prospective methods. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. For statutory reporting, the retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

For GAAP, all securities purchased or retained that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If high credit quality securities are adjusted, the retrospective method is used.

The Company closely monitors below investment grade holdings and investment grade issuers where the Company has concerns to determine if an other-than-temporary impairment (OTTI) has occurred. The Company also regularly monitors industry sectors. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; (2) the Company’s decision to

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company’s ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored. Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value. The Company will record a charge to the Statements of Operations for the amount of the impairment.

For structured securities, cash flow trends and underlying levels of collateral are monitored. An OTTI is considered to have occurred if the fair value of the structured security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis. An OTTI is also considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security and the security is in an unrealized loss position. Structured securities considered other-than-temporarily impaired are written down to discounted estimated cash flows if the impairment is the result of cash flow analysis. If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. The Company will record a charge to the Statements of Operations for the amount of the impairments.

For GAAP, if it is determined that a decline in fair value is other-than-temporary and the entity intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis less any current period credit loss, the OTTI is recognized in earnings equal to the entire difference between the amortized cost basis and its fair value at the impairment date. If the entity does not intend to sell the security or the entity will likely not be required to sell the security before recovery, the OTTI should be separated into a) the amount representing the credit loss, which is recognized in earnings, and b) the amount related to all other factors, which is recognized in OCI, net of applicable taxes.

Investments in both affiliated and unaffiliated redeemable preferred stocks in good standing (those with NAIC designations 1 to 3), are reported at cost or amortized cost, depending on the characteristics of the securities. Investments in both affiliated and unaffiliated redeemable preferred stocks not in good standing (those with NAIC designations 4 to 6), are reported at the lower of cost, amortized cost, or fair value, depending on the characteristics of the securities. Investment in perpetual preferred stocks are reported at fair value, not to exceed any currently effective call price. Investment in mandatory convertible preferred stocks (regardless if the preferred stock is redeemable or perpetual) are reported at fair value, not to exceed any currently effective call price, in the periods prior to conversion. For preferred stocks reported at fair value, the related net unrealized capital gains and losses for all NAIC designations are reported in accordance with SSAP No. 7, Asset Valuation Reserve and Interest Maintenance Reserve.

Common stocks of affiliated noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in net unrealized capital gains or losses and are reported in changes in capital and surplus.

Common stocks of unaffiliated companies, which include shares of mutual funds, are reported at fair value and the related net unrealized capital gains or losses are reported in changes in capital and surplus.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company owns stock issued by the Federal Home Loan Bank (FHLB), which is only redeemable at par, and its fair value is presumed to be par, unless other-than-temporarily impaired.

If the Company determines that a decline in the fair value of a common stock or a preferred stock is other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the Statements of Operations. The Company considers the following factors in determining whether a decline in value is other-than-temporary: (a) the financial condition and prospects of the issuer; (b) whether or not the Company has made a decision to sell the investment; and (c) the length of time and extent to which the value has been below cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized. Prepayment penalty or acceleration fees received in the event a loan is liquidated prior to its scheduled termination date are reported as investment income.

Valuation allowances are established for mortgage loans, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus as part of the change in asset valuation reserve (AVR), rather than being included as a component of earnings as would be required under GAAP.

Land is reported at cost. Real estate occupied by the Company is reported at depreciated cost net of encumbrances. Real estate held for the production of income is reported at depreciated cost net of related obligations. Real estate the Company classifies as held for sale is measured at lower of carrying amount or fair value less cost to sell. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. The Company recognizes an impairment loss if the Company determines that the carrying amount of the real estate is not recoverable and exceeds its fair value. The Company deems that the carrying amount of the asset is not recoverable if the carrying amount exceeds the sum of undiscounted cash flows expected to result from the use and disposition. The impairment loss is measured as the amount by which the asset’s carrying value exceeds its fair value.

Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company’s occupancy of those properties. Changes

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

The Company has interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying GAAP equity of the investee.

For a decline in the fair value of an investment in a joint venture or limited partnership which is determined to be other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the Statements of Operations. The Company considers an impairment to have occurred if it is probable that the Company will be unable to recover the carrying amount of the investment or if there is evidence indicating inability of the investee to sustain earnings which would justify the carrying amount of the investment.

Investments in Low Income Housing Tax Credit (LIHTC) properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company. The carrying value is amortized over the life of the investment. Amortization is calculated as a ratio of the current year tax credits and tax benefits compared to the total expected tax credits and tax benefits over the life of the investment.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less (principally stated at amortized cost) or money market mutual funds which are reported at fair value.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Other invested assets consist of surplus notes which are valued at cost, as required or permitted by Iowa Insurance Laws.

Policy loans are reported at unpaid principal balances.

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Income is also not accrued when collection is uncertain. Due and accrued amounts determined to be uncollectible are written off through the Statements of Operations.

Valuation Reserves

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, primarily bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals into net

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

investment income over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five year bands. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying Balance Sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the Statements of Operations on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.

The AVR provides a valuation allowance for invested assets. The AVR is determined by a NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Derivative Instruments

Overview: The Company uses various derivative instruments (options, caps, floors, swaps, forwards, and futures) to manage risks related to its ongoing business operations. On the transaction date of the derivative instrument, the Company designates the derivative as either (A) hedging (fair value, foreign currency fair value, cash flow, foreign currency cash flow, forecasted transactions, or net investment in a foreign operation), (B) replication, (C) income generation, or (D) held for other investment/risk management activities, which do not qualify for hedge accounting under SSAP No. 86, Derivatives.

(A)

Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability (amortized cost or fair value). Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of OCI rather than to income as required for fair value hedges, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and the risk of the host contract is accounted for separately from the host contract and valued and reported at fair value.

(B)

Derivative instruments are also used in replication (synthetic asset) transactions (RSAT). A replication transaction is a derivative transaction entered into in conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment. In these transactions, the derivative is accounted for in a manner consistent with the cash instrument and replicated asset. For GAAP, the derivative is reported at fair value, with the changes in fair value reported in income.

(C)

Derivative instruments used in income generation relationships are accounted for on a basis that is consistent with the associated covered asset or underlying interest to which the derivative relates (amortized cost or fair value).

(D)	Derivative instruments held for other investment/risk management activities are measured at fair value with value adjustments recorded in unassigned surplus.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the hedged asset or liability changes, the value of the hedging derivative is expected to move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

The Company is exposed to credit-related losses in the event of non-performance by counterparties to derivative instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit rating of ‘BBB’ or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets instead.

Instruments:

Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds equal to the fair value of the contract are exchanged. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Cross currency swaps are utilized to mitigate risks when the Company holds foreign denominated assets or liabilities; therefore, converting the asset or liability to a U.S. dollar denominated security. These cross currency swap agreements involve the exchange of two principal amounts in two different currencies at the prevailing currency rate at contract inception. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a pre-determined rate of exchange. Each asset or liability is hedged individually where the terms of the swap must meet the terms of the hedged instrument. For swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract and the foreign currency translation adjustment is recorded as unrealized gain/loss in capital and surplus. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Total return swaps are used in the asset/liability management process to mitigate the market risk on minimum guarantee insurance contracts linked to an index. These total return swaps generally provide for the exchange of the difference between fixed leg (tied to the Standard & Poor’s (S&P) or other global market financial index) and floating leg (tied to the London Interbank Offered Rate (LIBOR)) amounts based on an underlying notional amount (also tied to the underlying index). Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Variance swaps are used in the asset/liability management process to mitigate the gamma risk created when the Company has issued minimum guarantee insurance contracts linked to an index. These variance swaps are similar to volatility options where the underlying index provides for the market value movements. Variance swaps do not accrue interest. Typically, no cash is exchanged at the outset of initiating the variance swap, and a single receipt or payment occurs at the maturity or termination of the contract. Variance swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Bond forwards are used to hedge the interest rate risk that future liability claims increase as rates decrease, leading to higher guarantee values. Bond return swaps are also used to hedge interest rate risk of the underlying liability by exchanging performance and interest of a treasury asset for a funding level plus spread.

Futures contracts are used to hedge the liability risk when the Company issues products providing the customer a return based on various global market indices. Futures are marked to market on a daily basis whereby a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements.

The Company issues products providing the customer a return based on the various global equity market indices. The Company uses options to hedge the liability option risk associated with these products. Options are marked to fair value in the Balance Sheets and fair value adjustments are recorded as capital and surplus in the financial statements. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.

Caps are used in the asset/liability management process to mitigate the interest rate risk created due to a rapidly rising interest rate environment. The caps are similar to options where the underlying interest rate index provides for the market value movements. The caps do not accrue interest until the interest rate environment exceeds the caps strike rate. Cash is exchanged at the onset, and a single receipt or payment occurs at the maturity or termination of the contract. Caps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If terminated prior to maturity, proceeds

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Caps that do not meet hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

The Company uses zero cost collars to hedge the interest rate risk associated with rising short term interest rates, whereby the exposure would otherwise adversely impact the Company’s capital generation. The collar position(s) help range bound the floating rate by combining a cap and floor position.

The Company may sell products with expected benefit payments extending beyond investment assets currently available in the market. Because assets will have to be purchased in the future to fund future liability cash flows, the Company is exposed to the risk of future investments made at lower yields than what is assumed at the time of pricing. Forward-starting interest rate swaps are utilized to lock-in the current forward rate. The accrual of income begins at the forward date, rather than at the inception date. These forward-starting swaps meet hedge accounting rules and are carried at cost in the financial statements. Gains and losses realized upon termination of the forward-starting swap are deferred and used to adjust the basis of the asset purchased in the hedged forecasted period. The basis adjustment is then amortized into income as a yield adjustment to the asset over its life.

The Company issues fixed liabilities that have a guaranteed minimum crediting rate. The Company uses receiver swaptions, whereby the swaption is designed to generate cash flows to offset lower yields on assets during a low interest rate environment. The Company pays a single premium at the beginning of the contract and is amortized throughout the life of the swaption. These swaptions are marked to fair value in the Balance Sheets and the fair value adjustment is recorded in unassigned surplus. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.

The Company replicates investment grade corporate bonds or sovereign debt by combining a highly rated security as a cash component with a written credit default swap which, in effect, converts the high quality asset into an investment grade corporate asset or a sovereign debt. The benefits of using the swap market to replicate credit include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame. Generally, a premium is received by the Company on a periodic basis and recognized in investment income. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional amount of the contract will be made by the Company and recognized as a capital loss.

Securities Lending Assets and Liabilities

The Company loans securities to third parties under agent-managed securities lending programs accounted for as secured borrowings. Cash collateral received which may be sold or repledged by the Company is reflected as a one-line entry on the Balance Sheets (Securities lending reinvested collateral assets) and a corresponding liability is established to record the obligation to return the cash collateral. Non-cash collateral received which may not be sold or repledged is not recorded on the Company’s Balance Sheets. Under GAAP, the reinvested collateral is included within invested assets and is not reported as a single line item.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Repurchase Agreements

For dollar repurchase agreements accounted for as secured borrowings, the Company receives cash collateral in an amount at least equal to the fair value of the securities transferred by the Company in the transaction as of the transaction date. The securities transferred are not removed from the Balance Sheets, and the cash received as collateral is invested as needed or used for general corporate purposes of the Company. A liability is established to record the obligation to return the cash collateral and included in borrowed money on the Balance Sheets.

Other Assets and Other Liabilities

Other assets consist primarily of cash surrender value of company owned life insurance, receivable from parent, subsidiaries and affiliates, general insurance accounts receivable, and reinsurance receivable.

Other liabilities consist primarily of amounts withheld by the Company, accrued expenses, reinsurance payable, unearned investment income, remittances, payable for securities, custody offset, and municipal repurchase agreements. Municipal repurchase agreements are investment contracts issued to municipalities that pay either a fixed or floating rate of interest on the guaranteed deposit balance. The floating interest rate is based on a market index. The related liabilities are equal to the policyholder deposit and accumulated interest. These municipal repurchase agreements require a minimum of 95% of the fair value of the securities transferred to be maintained as collateral.

Separate Accounts

The majority of separate accounts held by the Company, primarily for individual policyholders as well as for group pension plans, do not have any minimum guarantees, and the investment risks associated with fair value changes are borne by the policyholder. The assets in the accounts, carried at estimated fair value, consist of underlying mutual fund shares, common stocks, long-term bonds and short-term investments.

Certain other separate accounts held by the Company provide a minimum guaranteed return of 3% of the average investment balance to policyholders. The assets consist of long-term bonds and short-term investments which are carried at amortized cost.

Certain other non-indexed guaranteed separate accounts represent funds invested by the Company for the benefit of the contract holders who are guaranteed certain returns as specified in the contracts. Separate account asset performance different than the guaranteed requirements is either transferred to or received from the general account and reported in the Statements of Operations. Non-indexed guaranteed separate account assets and liabilities are carried at fair value. These guarantees are included in the general account due to the nature of the guaranteed return.

Assets held in trust for purchases of variable life, variable universal life, variable annuity, and modified guaranteed annuity contracts and the Company’s corresponding obligation to the

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

contract owners are shown separately in the Balance Sheets. The assets in the separate accounts are valued at fair value.

Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The investment risks associated with fair value changes of the separate accounts are borne entirely by the policyholders except in cases where minimum guarantees exist.

Income and gains and losses with respect to the assets in the separate accounts supporting modified guaranteed annuity contracts are included in the statements of operations as a component of net transfers from separate accounts.

Surplus funds transferred from the general account to the separate accounts, commonly referred to as seed money, and earnings accumulated on seed money are reported as surplus in the separate accounts until transferred or repatriated to the general account. The transfer of such funds between the separate account and the general account is reported as surplus contributed or withdrawn during the year.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are calculated by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law. For direct business issued after October 1964, the Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the month of death. For policies assumed during 1992 from former affiliates, Monumental General Insurance Company and Monumental Life Insurance Group, Inc., and for all business from company mergers occurring in 1998, the Company waives deduction of deferred fractional premium upon death of the insured and returns any portion of the final premium paid beyond the month of death. For fixed premium life insurance business resulting from company mergers occurring in 2004 and 2007, the Company waives deduction of deferred fractional premiums upon death of the insured and refunds portions of premiums unearned after the date of death. Where appropriate, the Company holds a non-deduction and/or refund reserve. The reserve for these benefits is computed using aggregate methods. The reserves are equal to the greater of the cash surrender value and the legally computed reserve.

For GAAP, policy reserves are calculated based on estimated expected experience or actual account balances.

Surrender values are not promised in excess of the legally computed reserves. For annual premium variable life insurance there is an extra premium charged to the policyholder before the premium is transferred to the Separate Accounts. An additional reserve for this policy is held in the General Account that is a multiple of the reserve that would otherwise be held. For interest sensitive whole life, the reserves held in the General Account are equal to the cash surrender value.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

In accordance with SSAP No. 51R, Life Contracts, and No. 54R, Individual and Group Accident and Health Contracts, the Company reports the amount of insurance, if any, for which the gross premiums are less than the net premiums according to the valuation standards and any related premium deficiency reserve established. Anticipated investment income is included as a factor in the health contract premium deficiency calculation.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the Balance Sheets date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include guaranteed investment contracts (GICs), funding agreements and other annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance and are not reported as premiums, benefits or changes in reserves in the Statements of Operations. Interest on these policies is reflected in other benefits.

Premiums and Annuity Considerations

Revenues for life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received. Benefits incurred represent surrenders and death benefits paid and the change in policy reserves. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability using deposit accounting.

Policyholder Dividends

Policyholder dividends are recognized when declared rather than over the term of the related policies as would be required under GAAP.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of in force blocks of business are included in unassigned surplus and amortized into income as earnings emerge on the reinsured block of business. Premiums ceded and recoverable losses have been

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

Any reinsurance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances would be established for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Losses associated with an indemnity reinsurance transaction are reported within income when incurred rather than being deferred and amortized over the remaining life of the underlying reinsured contracts as would be required under GAAP.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Under GAAP, for certain reinsurance agreements whereby assets are retained by the ceding insurer (such as funds withheld or modified coinsurance) and a return is paid based on the performance of underlying investments, the assets and liabilities for these reinsurance arrangements must be adjusted to reflect the fair value of the invested assets. The NAIC SAP does not contain a similar requirement.

Deferred Income Taxes

The Company computes deferred income taxes in accordance with SSAP No. 101, Income Taxes. Unlike GAAP, SSAP No. 101 does not consider state income taxes in the measurement of deferred taxes. SSAP No. 101 also requires additional testing to measure gross deferred tax assets. The additional testing limits gross deferred tax asset admission to 1) the amount of federal income taxes paid in prior years recoverable through hypothetical loss carrybacks of existing temporary differences expected to reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the amount of remaining gross deferred tax assets expected to be realized within three years limited to an amount that is no greater than 15% of current period’s adjusted statutory capital and surplus, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities after considering character (i.e. ordinary versus capital) and reversal patterns. The Company’s reported deferred tax asset or liability is the sum of gross deferred tax assets admitted through this three-part test plus the sum of all deferred tax liabilities.

Policy Acquisition Costs

The costs of acquiring and renewing business are expensed when incurred. Under GAAP, incremental costs directly related to the successful acquisition of insurance and investment contracts are deferred. For traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, acquisition costs are deferred

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

Value of Business Acquired

Under GAAP, value of business acquired (VOBA) is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future contracts and contract changes, premiums, mortality and morbidity, separate account performance, surrenders, operation expenses, investment returns, nonperformance risk adjustment and other factors. VOBA is not recognized under the NAIC SAP.

Subsidiaries and Affiliated Companies

Investments in subsidiaries, controlled and affiliated companies (SCA) are stated in accordance with the Purposes and Procedures Manual of the NAIC SVO, as well as SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities (SSAP No. 97).

The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP. Dividends or distributions received from an investee are recognized in investment income when declared to the extent that they are not in excess of the undistributed accumulated earnings attributable to an investee. Changes in investments in SCA’s are recorded as a change to the carrying value of the investment with a corresponding amount recorded directly to unrealized gain/loss (capital and surplus).

Surplus Notes

Surplus notes are reported as surplus rather than as liabilities as would be required under GAAP.

Nonadmitted Assets

Certain assets designed as “nonadmitted”, primarily net deferred tax assets and other assets not specifically identified as an admitted asset within the NAIC SAP, are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the Balance Sheets to the extent that they are not impaired.

Statements of Cash Flow

Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent cash balances and investments with initial maturities of one year or less and money market mutual funds. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

3.   Accounting Changes and Correction of Error

The Company’s policy is to disclose recent accounting pronouncements, adopted, with a current year effective date, that have been classified by the NAIC as a new statutory accounting principle (SAP) concept change, as well as items classified by the NAIC as SAP clarification changes that have been adopted and have had a material impact on the financial position or results of operations of the Company.

Recent Accounting Pronouncements

There were no new accounting pronouncements during the period to disclose, based upon the criteria specified above.

Change in Valuation Basis

During 2022, the Company converted its Actuarial Guideline 36 reserve calculation for the Indexed Universal Life block of business to a new actuarial valuation system. At the same time, as a result of increased functionality to allow for more precision and to ensure consistency, the Company refined its statutory valuation rate for specific states to utilize the maximum standard valuation interest rate. This resulted in a reserve decrease of $641 as of January 1, 2022, which has been reported in the Statement of Changes in Capital and Surplus.

Correction of Error

During 2022, the Company identified an error in the way in which it recognized the receipt of certain affiliated distributions in prior years. This error resulted in prior periods’ net investment income being understated by a total of $145, with a corresponding overstatement of the change in unrealized gains/losses. This was corrected as of December 31, 2022 in accordance with SSAP No. 3, Accounting Changes and Corrections of Errors, with the correction reflected in the Statements of Changes in Capital and Surplus in other changes, offset by a corresponding change in net unrealized capital gains/losses. There was no net impact to ending capital or surplus as a result of this error in any period.

During 2020, management identified an error in the Company’s prior year statutory AG38 8C cash flow testing reserves. The error resulted in an understatement of aggregate reserves for life contracts of $116 net of tax at December 31, 2019 which was corrected in accordance with SSAP No. 3 with the income correction reflected in Other changes - net in the Statements of Changes in Capital and Surplus.

In addition to the above, there were additional balances misstated in prior year financial statement balances that have been corrected within the current year financial statements in accordance with SSAP No. 3. These do not have a material impact on the financial statements and therefore have not been separately disclosed

Reclassifications

Certain amounts in prior year financial statement balances and footnote disclosures have been reclassified to conform to the current year presentation.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

4.   Fair Values of Financial Instruments

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Determination of Fair Value

The fair values of financial instruments are determined by management after taking into consideration several sources of data. When available, the Company uses quoted market prices in active markets to determine the fair value of its investments. The Company’s valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services. In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes. Lastly, securities are priced using internal cash flow modeling techniques. These valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/or estimated cash flows.

To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents. Any changes to their methodologies are noted and reviewed for reasonableness. In addition, the Company performs in-depth reviews of prices received from third-party pricing services on a sample basis. The objective for such reviews is to demonstrate the Company can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies. Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

Each month, the Company performs an analysis of the information obtained from indices, third-party services, and brokers to ensure the information is reasonable and produces a reasonable estimate of fair value. The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar securities, review of pricing statistics and trends, and consideration of recent relevant market events. Other controls and procedures over pricing received from indices, third-party pricing services, or brokers include validation checks such as exception reports which highlight significant price changes, stale prices or un-priced securities.

Fair Value Hierarchy

The Company’s financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R, Fair Value. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Level 1 -	Unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2 -

Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets
b)	Quoted prices for identical or similar assets or liabilities in non-active markets
c)	Inputs other than quoted market prices that are observable
d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3 -

Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect the Company’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash Equivalents and Short-Term Investments: The carrying amounts reported in the accompanying Balance Sheets for these financial instruments is either reported at fair value or amortized cost (which approximates fair value). Cash is not included in the below tables.

Short-Term Notes Receivable from Affiliates: The carrying amounts reported in the accompanying Balance Sheets for these financial instruments approximate their fair value.

Bonds and Stocks: The NAIC allows insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method. The fair values of bonds and stocks are reported or determined using the following pricing sources: indices, third-party pricing services, brokers, external fund managers and internal models.

Fair values for fixed maturity securities (including redeemable preferred stock) actively traded are determined from third-party pricing services, which are determined as discussed above in the description of Level 1 and Level 2 values within the fair value hierarchy. For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from third-party pricing services, or are based on non-binding broker quotes or internal models. In the case of private placements, fair values are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Real Estate: Real estate held for sale is typically valued utilizing independent external appraisers in conjunction with reviews by qualified internal appraisers. Valuations are primarily based on active market prices, adjusted for any difference in the nature, location or condition of the specific property. If such information is not available, other valuation methods are applied, considering the value that the property’s net earning power will support, the value indicated by recent sales of comparable properties and the current cost of reproducing or replacing the property.

Other Invested Assets: The fair values for other invested assets, which include investments in surplus notes issued by other insurance companies and fixed or variable rate investments with underlying characteristics of bonds, are determined primarily by using indices, third-party pricing services and internal models.

Derivative Financial Instruments: The fair value of futures and forwards are based upon the latest quoted market price and spot rates at the Balance Sheets date. The estimated fair values of equity and interest rate options (calls, puts, caps) are based upon the latest quoted market price at the Balance Sheets date. The estimated fair values of swaps, including equity, interest rate and currency swaps, are based on pricing models or formulas using current assumptions. The estimated fair values of credit default swaps are based upon active market data, including interest rate quotes, credit spreads, and recovery rates, which are then used to calculate probabilities of default for the fair value calculation. The Company accounts for derivatives that receive and pass hedge accounting in the same manner as the underlying hedged instrument. If that instrument is held at amortized cost, then the derivative is also held at amortized cost.

Policy Loans: The book value of policy loans is considered to approximate the fair value of the loan, which is stated at unpaid principal balance.

Securities Lending Reinvested Collateral: The cash collateral from securities lending is reinvested in various short-term and long-term debt instruments. The fair values of these investments are determined using the methods described above under Cash Equivalents and Short-Term Investments and Bonds and Stocks.

Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices when available. When not available, they are primarily valued either using third-party pricing services or are valued in the same manner as the general account assets as further described in this note. However, some separate account assets are valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilizes input that are not market observable. The fair value of separate account annuity liabilities is based on the account value for separate accounts business without guarantees. For separate accounts with guarantees, fair value is based on discounted cash flows.

Investment Contract Liabilities: Fair value for the Company’s liabilities under investment contracts, which include deferred annuities and GICs, are estimated using discounted cash flow calculations. For those liabilities that are short in duration, carrying amount approximates fair value. For investment contracts with no defined maturity, fair value is estimated to be the present surrender value.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Deposit-Type Contracts: The carrying amounts of deposit-type contracts reported in the accompanying Balance Sheets approximate their fair values. These are included in the investment contract liabilities.

Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

The Company accounts for its investments in affiliated common stock in accordance with SSAP No. 97, as such, they are not included in the following disclosures.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables set forth a comparison of the estimated fair values and carrying amounts of the Company’s financial instruments, including those not measured at fair value in the Balance Sheets, as of December 31, 2022 and 2021, respectively:

	December 31, 2022
	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)

Admitted assets
Cash equivalents and short-term investments, other than affiliates	$2,348	$2,346	$557	$1,791	$—
Bonds	45,427	51,131	5,621	39,639	167
Preferred stocks, other than affiliates	61	61	—	61	—
Common stocks, other than affiliates	151	151	12	6	133
Mortgage loans on real estate	8,185	9,270	—	—	8,185
Other invested assets	393	441	—	388	5
Derivative assets:
Options	86	86	—	86	—
Interest rate swaps	2,073	2,073	—	2,073	—
Currency swaps	139	67	—	139	—
Credit default swaps	28	38	—	28	—
Equity swaps	65	65	—	65	—
Interest rate futures	1	1	1	—	—
Equity futures	9	9	9	—	—
Derivative assets total	2,401	2,339	10	2,391	—
Policy loans	2,028	2,028	—	2,028	—
Securities lending reinvested collateral	1,738	1,738	1,096	642	—
Separate account assets	89,800	89,891	84,453	5,321	26

Liabilities
Investment contract liabilities	15,026	14,781	—	237	14,789
Derivative liabilities:
Options	47	47	—	47	—
Interest rate swaps	3,903	3,460	—	3,903	—
Currency swaps	2	1	—	2	—
Credit default swaps	(2)	5	—	(2)	—
Equity swaps	99	99	—	99	—
Interest rate futures	5	5	5	—	—
Equity futures	12	12	12	—	—
Derivative liabilities total	4,066	3,629	17	4,049	—
Dollar repurchase agreements	95	95	—	95	—
Payable for securities lending	2,115	2,115	—	2,115	—
Payable for derivative cash collateral	156	156	—	156	—
Separate account liabilities	81,449	81,494	—	81,440	9

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31, 2021
	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)

Admitted assets
Cash equivalents and short-term investments, other than affiliates	$1,885	$1,885	$1,790	$95	$—
Bonds	57,192	49,942	9,557	47,265	370
Preferred stocks, other than affiliates	120	120	—	120	—
Common stocks, other than affiliates	198	198	16	—	182
Mortgage loans on real estate	9,786	9,153	—	—	9,786
Other invested assets	485	421	—	466	19
Derivative assets:
Options	188	188	—	188	—
Interest rate swaps	1,491	1,487	—	1,491	—
Currency swaps	33	17	—	33	—
Credit default swaps	69	44	—	69	—
Equity swaps	17	17	—	17	—
Interest rate futures	3	2	3	—	—
Equity futures	5	5	5	—	—
Derivative assets total	1,806	1,760	8	1,798	—
Policy loans	1,986	1,986	—	1,986	—
Securities lending reinvested collateral	1,942	1,942	—	1,942	—
Separate account assets	123,841	123,767	117,183	6,658	—

Liabilities
Investment contract liabilities	16,881	15,019	—	247	16,634
Derivative liabilities:
Options	114	114	—	114	—
Interest rate swaps	2,254	1,970	—	2,254	—
Currency swaps	6	17	—	6	—
Credit default swaps	3	12	—	3	—
Equity swaps	235	235	—	235	—
Interest rate futures	7	7	7	—	—
Equity futures	4	4	4	—	—
Derivative liabilities total	2,623	2,359	11	2,612	—
Dollar repurchase agreements	872	872	—	872	—
Payable for securities lending	2,073	2,073	—	2,073	—
Payable for derivative cash collateral	239	239	—	239	—
Separate account liabilities	112,613	112,667	1	112,601	11

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables provide information about the Company’s financial assets and liabilities measured at fair value as of December 31, 2022 and 2021:

	2022
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Government	$—	$1	$—	$1
Industrial and miscellaneous	—	53	1	54
Hybrid securities	—	35	—	35

Total bonds	—	89	1	90

Preferred stock
Industrial and miscellaneous	—	60	—	60

Total preferred stock	—	60	—	60

Common stock
Mutual funds	1	—	—	1
Industrial and miscellaneous	11	7	132	150

Total common stock	12	7	132	151

Cash equivalents and short-term investments
Industrial and miscellaneous	—	2	—	2
Money market mutual funds	531	1,729	—	2,260

Total cash equivalents and short-term investments	531	1,731	—	2,262

Derivative assets	10	2,220	—	2,230
Separate account assets	84,377	4,689	—	89,066

Total assets	$84,930	$8,796	$133	$93,859

Liabilities:
Derivative liabilities	$17	$2,957	$—	$2,974
Separate account liabilities	—	2	—	2

Total liabilities	$17	$2,959	$—	$2,976

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	2021
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Government	$—	$2	$—	$2
Industrial and miscellaneous	—	41	7	48
Hybrid securities	—	—	—	—

Total bonds	—	43	7	50

Preferred stock
Industrial and miscellaneous	—	120	—	120

Total preferred stock	—	120	—	120

Common stock
Mutual funds	3	—	—	3
Industrial and miscellaneous	13	—	182	195

Total common stock	16	—	182	198

Cash equivalents and short-term investments
Industrial and miscellaneous	—	—	—	—
Money market mutual funds	1,790	—	—	1,790

Total cash equivalents and short-term investments	1,790	—	—	1,790

Derivative assets	8	1,685	—	1,693
Separate account assets	117,083	6,010	—	123,093

Total assets	$118,897	$7,858	$189	$126,944

Liabilities:
Derivative liabilities	$11	$1,929	$—	$1,940
Separate account liabilities	1	—	—	1

Total liabilities	$12	$1,929	$—	$1,941

Bonds classified as Level 2 are valued using inputs from third party pricing services or broker quotes. Bonds classified as Level 3 are primarily those valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilize significant inputs that are not market observable.

Preferred stock classified as Level 2 are valued using inputs from third party pricing services or broker quotes.

Common stock classified as Level 2 are valued using inputs from third party pricing services or broker quotes. Common stock classified as Level 3 are comprised primarily of shares in the FHLB of Des Moines, which are valued at par as a proxy for fair value as a result of restrictions that allow redemptions only by FHLB.

Money market mutual funds and other cash or cash equivalents classified as Level 2 are valued using inputs from third party pricing services.

Derivatives classified as Level 2 represent over-the-counter (OTC) contracts valued using pricing models based on the net present value of estimated future cash flows, directly observed prices from exchange-traded derivatives, other OTC trades, or external pricing services.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Other long-term classified as Level 2 are comprised of surplus debentures, which are valued using inputs from third party pricing services or broker quotes.

Securities lending reinvested collateral is valued and classified in the same way as the underlying collateral, which is primarily composed of cash equivalents and short-term investments.

Separate account assets and liabilities are valued and classified in the same way as general account assets and liabilities (described above).

The following tables summarize the changes in assets classified as Level 3 for 2022 and 2021:

	Beginning Balance at January 1, 2022	Transfers in (Level 3)	Transfers out (Level 3)	Total Gains (Losses) Included in Net income (a)	Total Gains (Losses) Included in Surplus (b)

Bonds
RMBS	$—	$—	$—	$1	$(1)
CMBS	—	—	—	—	—
Other	7	—	4	—	—
Common stock	182	—	—	(8)	(42)

Total	$189	$—	$4	$(7)	$(43)

	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2022

Bonds
RMBS	$—	$—	$—	$—	$—
CMBS	—	—	—	—	—
Other	—	—	2	—	1
Common stock	—	—	—	—	132

Total	$—	$—	$2	$—	$133

(a)	Recorded as a component of Net Realized Capital Gains (Losses) on Investments in the Statements of Operations
(b)	Recorded as a component of Change in Net Unrealized Capital Gains (Losses) in the Statements of Changes in Capital and Surplus

	Beginning Balance at January 1, 2021	Transfers in (Level 3)	Transfers out (Level 3)	Total Gains (Losses) Included in Net income (a)	Total Gains (Losses) Included in Surplus (b)

Bonds
RMBS	$—	$1	$—	$—	$(1)
CMBS	—	1	—	—	(1)
Other	7	—	—	—	1
Common stock	160	—	—	(1)	3

Total	$167	$2	$—	$(1)	$2

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2021

Bonds
RMBS	$—	$—	$—	$—	$—
CMBS	—	—	—	—	—
Other	—	—	—	1	7
Common stock	20	—	—	—	182

Total	$20	$—	$—	$1	$189

(a)	Recorded as a component of Net Realized Capital Gains (Losses) on Investments in the Statements of Operations
(b)	Recorded as a component of Change in Net Unrealized Capital Gains (Losses) in the Statements of Changes in Capital and Surplus

Transfers between fair value hierarchy levels are recognized at the beginning of the reporting period.

Nonrecurring Fair Value Measurements

As indicated in Note 2, real estate held for sale is measured at the lower of carrying amount or fair value less cost to sell. As of December 31, 2022 and 2021, the Company held no properties as held-for-sale, where fair value was less than its carrying value. As of December 31, 2022 and 2021, the Company held one property as held-for sale, where carrying amount of $1 and $7, respectively, was equal to fair value.

Fair value was determined by utilizing an external appraisal following the sales comparison approach. The fair value measurements are classified as Level 3 as the comparable sales and adjustments for the specific attributes of these properties are not market observable inputs.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

5.	Investments

Bonds and Stocks

The carrying amounts and estimated fair value of investments in bonds and stocks are as follows:

	Book Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

December 31, 2022
Bonds:
United States Government and agencies	$6,180	$53	$1,010	$5,223
State, municipal and other government	3,005	7	545	2,467
Hybrid securities	396	16	32	380
Industrial and miscellaneous	35,212	446	4,183	31,475
Mortgage and other asset-backed securities	6,338	203	659	5,882

Total unaffiliated bonds	51,131	725	6,429	45,427
Unaffiliated preferred stocks	61	—	—	61

	$51,192	$725	$6,429	$45,488

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

Unaffiliated common stocks	$144	$7	$—	$151

	Book Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

December 31, 2021
Bonds:
United States Government and agencies	$7,140	$2,004	$13	$9,131
State, municipal and other government	2,477	257	22	2,712
Hybrid securities	267	65	1	331
Industrial and miscellaneous	33,840	4,663	163	38,340
Mortgage and other asset-backed securities	6,218	500	40	6,678

Total unaffiliated bonds	49,942	7,489	239	57,192
Unaffiliated preferred stocks	120	—	—	120

	$ 50,062	$ 7,489	$ 239	$ 57,312

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

Unaffiliated common stocks	$151	$47	$—	$198

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The carrying amount and estimated fair value of bonds at December 31, 2022 by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

	2022
December 31:	Carrying Value	Fair Value

Due in one year or less	$780	$774
Due after one year through five years	6,838	6,696
Due after five years through ten years	9,579	8,840
Due after ten years	27,596	23,235

Subtotal	44,793	39,545
Mortgage and other asset-backed securities	6,338	5,882

Total	$51,131	$45,427

The estimated fair value of bonds, preferred stocks and common stocks with gross unrealized losses at December 31, 2022 and 2021 is as follows:

	2022
	Equal to or Greater than 12 Months		Less than 12 Months
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
United States Government and agencies	$149	$70	$4,489	$940
State, municipal and other government	330	120	1,992	425
Hybrid securities	79	16	223	16
Industrial and miscellaneous	3,475	1,312	21,368	2,871
Mortgage and other asset-backed securities	1,034	210	4,143	449

Total bonds	5,067	1,728	32,215	4,701

Preferred stocks-unaffiliated	16	—	44	—
Common stocks-unaffiliated	—	—	138	—

	$5,083	$1,728	$32,397	$4,701

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	2021
	Equal to or Greater than 12 Months		Less than 12 Months
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
United States Government and agencies	$118	$11	$106	$2
State, municipal and other government	64	10	318	12
Hybrid securities	14	1	3	—
Industrial and miscellaneous	553	41	4,609	122
Mortgage and other asset-backed securities	299	15	1,907	25

Total bonds	1,048	78	6,943	161

Preferred stocks-unaffiliated	—	—	10	—
Common stocks-unaffiliated	—	—	3	—

	$1,048	$78	$6,956	$161

During 2022, 2021 and 2020, respectively, there were $2, $62 and $0, of loan-backed or structured securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold for a period of time to recover the amortized cost basis.

For loan-backed and structured securities with a recognized OTTI due to the Company’s cash flow analysis, in which the security is written down to estimated future cash flows discounted at the security’s effective yield, in 2022, 2021 and 2020, the Company recognized OTTI of $1, $7 and $4, respectively.

The following loan-backed and structured securities were held at December 31, 2022, for which an OTTI was recognized during the current reporting period:

CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported

026935AC0	$2	$1	$—	$1	$1	3/31/2022
026935AC0	1	1	—	1	1	6/30/2022
126670FC7	2	2	—	2	2	6/30/2022
78449KAD2	2	2	—	2	2	6/30/2022
12667GCH4	1	1	—	1	1	9/30/2022
126670FC7	2	2	—	2	2	9/30/2022
12667GCH4	1	1	—	1	1	12/31/2022

			$—

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The unrealized losses of loan-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings as of December 31, 2022 and 2021 is as follows:

	2022		2021
	Losses 12 Months or More	Losses Less Than 12 Months	Losses 12 Months or More	Losses Less Than 12 Months

Year ended December 31:
The aggregate amount of unrealized losses	$224	$449	$14	$44
The aggregate related fair value of securities with unrealized losses	1,034	4,121	299	1,942

At December 31, 2022 and 2021, respectively, for bonds and preferred stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 1,012 and 180 securities with a carrying amount of $6,809 and $1,126, and an unrealized loss of $1,728 and $78. Of this portfolio, at December 31, 2022 and 2021, 92.0% and 82.5% were investment grade with associated unrealized losses of $1,621 and $56, respectively.

At December 31, 2022 and 2021, respectively, for bonds and preferred stocks that have been in a continuous loss position for less than twelve months, the Company held 3,939 and 978 securities with a carrying amount of $36,960 and $7,114, and an unrealized loss of $4,701 and $161. Of this portfolio, at December 31, 2022 and 2021, 95.8% and 93.9% were investment grade with associated unrealized losses of $4,520 and $144, respectively.

At December 31, 2022, for common stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 7 securities with an insignificant unrealized loss. At December 31, 2021 , there were no common stocks that have been in a continuous loss position for greater than or equal to twelve months.

At December 31, 2022 and 2021, for common stocks that have been in a continuous loss position for less than twelve months, the Company held 30 and 13 securities with a cost of $139 and $3 and an unrealized loss of $1 and $0, respectively.

The following table provides the number of 5GI securities, aggregate book adjusted carrying value and aggregate fair value by investment type:

	Number of 5GI Securities	Book / Adjusted Carrying Value	Fair Value
December 31, 2022
Bond, amortized cost	3	$4	$4

Total	3	$4	$4

December 31, 2021
Bond, amortized cost	3	$9	$9

Total	3	$9	$9

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company did not have any offsetting assets and liabilities at December 31, 2022 and 2021.

During 2022 and 2021, respectively, the Company sold, redeemed or otherwise disposed of 75 and 153 securities as a result of a callable feature which generated investment income of $28 and $100 as a result of a prepayment penalty and/or acceleration fee.

Proceeds from sales and other disposals of bonds and preferred stock and related gross realized capital gains and losses are reflected in the following table. The amounts exclude maturities and include transfers associated with reinsurance agreements, if applicable.

	Year Ended December 31
	2022	2021	2020

Proceeds	$8,218	$10,570	$8,747

Gross realized gains	$69	$437	$232
Gross realized losses	(624)	(108)	(37)

Net realized capital gains (losses)	$(555)	$329	$195

The Company had gross realized losses, which relate to losses recognized on other-than-temporary declines in the fair value of bonds and preferred stocks, for the years ended December 31, 2022, 2021 and 2020 of $54, $15 and $161, respectively.

At December 31, 2022 and 2021, the Company had no investments in restructured securities.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Mortgage Loans

The credit quality of mortgage loans by type of property for the years ended December 31, 2022 and 2021 were as follows:

December 31, 2022
	Farm	Commercial	Total
AAA - AA	$1	$5,139	$5,140
A	31	3,389	3,420
BBB	7	653	660
BB	—	50	50
	$39	$9,231	$9,270

December 31, 2021
	Farm	Commercial	Total
AAA - AA	$4	$5,342	$5,346
A	36	3,136	3,172
BBB	5	567	572
BB	8	54	62
	$53	$9,099	$9,152

The above tables exclude residential mortgage loans.

The credit quality for commercial and farm mortgage loans was determined based on an internal credit rating model which assigns a letter rating to each mortgage loan in the portfolio as an indicator of the credit quality of the mortgage loan. The internal credit rating model was designed based on rating agency methodology, then modified for credit risk associated with the Company’s mortgage lending process, taking into account such factors as projected future cash flows, net operating income and collateral value. The model produces a credit rating score and an associated letter rating which is intended to align with S&P ratings as closely as possible. Information supporting the credit risk rating process is updated at least annually.

During 2022, the Company issued mortgage loans with a maximum interest rate of 6.05% and a minimum interest rate of 2.80% for commercial loans. The maximum percentage of any one admitted loan to the value of the security (exclusive of insured or guaranteed or purchase money mortgages) originated or acquired during the year ending December 31, 2022 at the time of origination was 65%. During 2021, the Company issued mortgage loans with a maximum interest rate of 5.88% and a minimum interest rate of 2.58% for commercial loans. The maximum percentage of any one admitted loan to the value of the security (exclusive of insured or guaranteed or purchase money mortgages) originated or acquired during the year ending December 31, 2021 at the time of origination was 81%.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

During 2022, the Company issued agricultural mortgage loans with a maximum interest rate of 5.55% and a minimum interest rate of 5.55%. During 2021, the Company issued agricultural mortgage loans with a maximum interest rate of 4.45% and a minimum interest rate of 4.45%.

During 2022 and 2021, the Company did not reduce the interest rate on any outstanding mortgage loans.

The age analysis of mortgage loans and identification in which the Company is a participant or co-lender in a mortgage loan agreement is as follows for December 31, 2022 and 2021:

		Residential	Commercial
	Farm	All Other	All Other	Total
December 31, 2022
Recorded Investment (All)
Current	$39	$—	$9,231	$9,270
30-59 Days Past Due	—	—	—	—
Participant or Co-lender in Mortgage Loan Agreement
Recorded Investment	$14	$—	$854	$868

		Residential	Commercial
	Farm	All Other	All Other	Total
December 31, 2021
Recorded Investment (All)
Current	$53	$—	$9,099	$9,152
30-59 Days Past Due	—	1	—	1
Participant or Co-lender in Mortgage Loan Agreement
Recorded Investment	$14	$—	$871	$885

At December 31, 2022 and 2021, the Company held no mortgage loans that were non-income producing for the previous 180 days. There was no accrued interest related to these mortgage loans at December 31, 2022 and 2021. The Company has a mortgage or deed of trust on the property thereby creating a lien which gives it the right to take possession of the property (among other things) if the borrower fails to perform according to the terms of the loan documents. The Company requires all mortgaged properties to carry fire insurance equal to the value of the underlying property. At December 31, 2022 and 2021, there were no taxes, assessments and other amounts advanced and not included in the mortgage loan total.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

At December 31, 2022 and 2021, the Company held no impaired loans with or without a related allowance for credit losses. There were no impaired mortgage loans held without an allowance for credit losses as of December 31, 2022 and 2021, respectively, that were subject to participant or co-lender mortgage loan agreement for which the Company is restricted from unilaterally foreclosing on the mortgage loans. There were no average recorded investments in impaired loans during 2022 and 2021.

The following table provides a reconciliation of the beginning and ending balances for the allowance for credit losses on mortgage loans:

	Year Ended December 31
	2022	2021	2020
Balance at beginning of period	$—	$—	$—
Additions, net charged to operations	—	—	1
Recoveries in amounts previously charged off	—	—	(1)
Balance at end of period	$—	$—	$—

As of December 31, 2022 and 2021, the Company had no mortgage loans derecognized as a result of foreclosure.

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash basis. For the years ended December 31, 2022, 2021 and 2020, the Company has recognized no interest income on impaired loans or on a cash basis.

At December 31, 2022 and 2021, the Company held a mortgage loan loss reserve in the AVR of $98 and $97, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company’s mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution			Property Type Distribution
	December 31			December 31
	2022	2021		2022	2021

Pacific	29%	30%	Apartment	53%	53%
South Atlantic	22	21	Office	16	17
Middle Atlantic	12	13	Retail	14	15
E. North Central	10	9	Industrial	17	13
W. South Central	8	8	Medical	—	1
Mountain	8	8	Agricultural	—	1
W. North Central	6	6
E. South Central	3	3
New England	2	2

At December 31, 2022 and 2021, the Company had mortgage loans with a total net admitted asset value of $2 and $14, respectively, which had been restructured in accordance with SSAP No. 36, Troubled Debt Restructuring. There were no realized losses during the years ended December 31, 2022, 2021 and 2020 related to such restructurings. At December 31, 2022 and 2021, there were no commitments to lend additional funds to debtors owing receivables.

Real Estate

The fair value of property is determined based on an appraisal from a third-party appraiser, along with information obtained from discussions with internal asset managers and a listing broker regarding recent comparable sales data and other relevant property information. Impairment losses of $1, $9 and $1 were taken on real estate in 2022, 2021 and 2020, respectively, to write the book value down to the current fair value, and included in net realized capital gains (losses), within the Statements of Operations, for the year ended December 31, 2022.

As of December 31, 2022, there was one property classified as held for sale. As of December 31, 2021, there were seven properties classified as held for sale. The Company is working with an external commercial real estate advisor firm to actively market the property and negotiate with potential buyers. During 2022, seven properties classified as held for sale were disposed, resulting in a net realized gain of $2. During 2021, one property classified as held for sale was disposed. Any associated gains and losses from these held for sale disposals were included in net realized capital gains (losses) within the Statements of Operations.

On October 28, 2020, the Company sold the Transamerica Pyramid Property located in San Francisco, CA, resulting in a realized gain of $255. As part of the sale transaction, the Company issued mortgage loans supporting the property at commercial rates in the amount of $427. The Company also disposed of other properties during 2022, 2021 and 2020 resulting in net realized gains of $0, $0 and $3, respectively. These gains and losses were included in net realized capital gains (losses) within the Statements of Operations.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The carrying value of the Company’s real estate assets at December 31, 2022 and 2021 was as follows:

	2022	2021

Home office properties	$43	$45
Properties held for sale	1	7

	$44	$52

Accumulated depreciation on real estate at December 31, 2022 and 2021, was $29 and $29, respectively.

Other Invested Assets

The Company recorded impairments of $4, $13 and $19 throughout years 2022, 2021 and 2020, respectively. These impairments were primarily related to private equity funds. The impairments were taken because the decline in fair value of the funds were deemed to be other than temporary and a recovery in value from the remaining underlying investments in the funds were not anticipated. These write-downs are included in net realized capital gains (losses) within the Statements of Operations.

Tax Credits

At December 31, 2022, the Company had ownership interests in 52 LIHTC investments with a carrying value of $88. The remaining years of unexpired tax credits ranged from one to eleven, and the properties were not subject to regulatory review. The length of time remaining for holding periods ranged from one to fifteen years. The amount of contingent equity commitments expected to be paid during the years 2023 to 2029 is $4. Tax credits recognized in 2022 were $33 and other tax benefits recognized in 2022 were $2. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

At December 31, 2021, the Company had ownership interests in fifty-five LIHTC investments with a carrying value of $87. The remaining years of unexpired tax credits ranged from two to twelve, and the properties were not subject to regulatory review. The length of time remaining for holding periods ranged from one to sixteen years. The amount of contingent equity commitments expected to be paid during the years 2022 to 2029 is $21. Tax credits recognized in 2021 were $28 and other tax benefits recognized in 2021 were $4. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables provide the carrying value of transferable state tax credits gross of any related tax liabilities and total unused transferable tax credits by state and in total as of December 31, 2022 and 2021:

		December 31, 2022
Description of State Transferable and Non- transferable Tax Credits	State	Carrying Value	Unused Amount*
Low-Income Housing Tax Credits	MA	$—	$—
Economic Redevelopment and Growth Tax Credits	NJ	10	34
Total		$10	$34

		December 31, 2021
Description of State Transferable and Non- transferable Tax Credits	State	Carrying Value	Unused Amount
Low-Income Housing Tax Credits	MA	$—	$2
Economic Redevelopment and Growth Tax Credits	NJ	7	35
Total		$7	$37

*The unused amount reflects credits that we deem will be realizable in the period 2022-2030.

The Company did not have any non-transferable state tax credits.

The Company estimated the utilization of the remaining state transferable tax credits by projecting a future tax liability based on projected premium, tax rates and tax credits, and comparing the projected future tax liability to the availability of remaining state transferable tax credits. The Company had no impairment losses related to state transferable tax credits.

Derivatives

Amounts disclosed in this Derivatives section do not include derivatives utilized in the hedging of variable annuity guarantees in accordance with SSAP No. 108. Please see the subsequent section “Derivatives Hedging Variable Annuity Guarantees” for results associated with those derivatives.

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets (cash or securities) on the Company’s behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty. If the net fair value of all contracts with this counterparty is negative, then the Company is required to post similar assets (cash or securities). Fair value of derivative contracts, aggregated at a counterparty level at December 31, 2022 and 2021 was as follows:

	2022	2021
Fair value - positive	$409	$2,171
Fair value - negative	(1,324)	(2,988)

At December 31, 2022, 2021 and 2020, the Company has recorded unrealized gains (losses) of ($23), ($173) and ($334), respectively, for the component of derivative instruments utilized for

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized gain (loss). The Company did not recognize any unrealized gains or losses during 2022, 2021 and 2020 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

The maximum term over which the Company is hedging its exposure to the variability of future cash flows is approximately 22 years for forecasted hedge transactions. At December 31, 2022 and 2021, none of the Company’s cash flow hedges have been discontinued as it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship. As of December 31, 2022 and 2021, the Company has no accumulated deferred gains related to the termination of swaps that were hedging forecasted transactions. It is expected that these gains will be used as basis adjustments on future asset purchases expected to transpire throughout 2023.

Summary of realized gains (losses) by derivative type for the years ended December 31, 2022, 2021 and 2020:

	2022	2021	2020

Options:
Calls	$—	$6	$(805)
Puts	—	(6)	(299)
Collars	—	—	(62)

Total options	$—	$—	$(1,166)

Swaps:
Interest rate	$(1)	$87	$—
Credit	—	—	(6)
Total return	1,054	(1,752)	(851)

Total swaps	$1,053	$(1,665)	$(857)

Futures - net positions	(376)	110	480

Total realized gains (losses)	$677	$(1,555)	$(1,543)

The average estimated fair value of derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2022 and 2021:

	Asset(1)		Liability(1)
	2022	2021	2022	2021
Derivative component of RSATs
Credit default swaps	$29	$67	$—	$(8)
Interest rate swaps	6	6	—	—

(1) Asset and liability classification is based on the positive (asset) or negative (liability) book/adjusted carrying value of each derivative.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The estimated fair value of derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2022 and 2021:

	Asset(1)		Liability(1)
	2022	2021	2022	2021
Derivative component of RSATs
Credit default swaps	$24	$69	$(2)	$(7)
Interest rate swaps	6	7	—	—
Total	$30	$76	$(2)	$(7)

(1)	Asset and liability classification is based on the positive (asset) or negative (liability) book/adjusted carrying value of each derivative.

The net realized gains (losses) on the derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2022, 2021 and 2020:

	2022	2021	2020
Derivative component of RSATs
Credit default swaps	$—	$—	$(6)
Interest rate swaps	—	—	—
Total	$—	$—	$(6)

As stated in Note 2, the Company replicates investment grade corporate bonds, sovereign debt, or commercial mortgage backed securities by writing credit default swaps. As a writer of credit swaps, the Company actively monitors the underlying asset, being careful to note any events (default or similar credit event) that would require the Company to perform on the credit swap. If such events would take place, a payment equal to the notional amount of the contract, less any potential recoveries as determined by the underlying agreement, will be made by the Company to the counterparty to the swap.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables present the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at December 31, 2022 and 2021:

		2022
Rating Agency Designation of Referenced Credit Obligations (1)	NAIC Designation	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)
AAA/AA/A	1
Single name credit default swaps (3)		$9	$948	3.2
Credit default swaps referencing indices		—	45	30.6

Subtotal		9	993	4.4

BBB	2
Single name credit default swaps (3)		6	1,801	2.4
Credit default swaps referencing indices		13	1,717	2.4

Subtotal		19	3,518	2.4

BB	3
Single name credit default swaps (3)		(1)	120	2.2

Subtotal		(1)	120	2.2

B	4
Single name credit default swaps (3)		—	15	1.0

Subtotal		—	15	1.0

Total		$27	$4,646	2.8

(1)

The rating agency designations are based on availability and the blending of the applicable ratings among Moody’s Investors Service (“Moody’s”), Standard and Poor’s Rating Services (“S&P”), and Fitch Ratings. If no rating is available from a rating agency, then an internally derived rating is used.

(2)	The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

(3)	Includes corporate, foreign government and state entities.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

		2021
Rating Agency Designation of Referenced Credit Obligations (1)	NAIC Designation	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)
AAA/AA/A	1
Single name credit default swaps (3)		$15	$770	3.4
Credit default swaps referencing indices		—	45	31.6

Subtotal		15	815	4.9

BBB	2
Single name credit default swaps (3)		33	1,914	3.0
Credit default swaps referencing indices		24	1,736	2.1

Subtotal		57	3,650	2.6

BB	3
Single name credit default swaps (3)		2	135	1.2

Subtotal		2	135	1.2

B	4
Single name credit default swaps (3)		1	37	1.1

Subtotal		1	37	1.1

Total		$75	$4,637	3.0

(1)

The rating agency designations are based on availability and the blending of the applicable ratings among Moody’s Investors Service (“Moody’s”), Standard and Poor’s Rating Services (“S&P”), and Fitch Ratings. If no rating is available from a rating agency, then an internally derived rating is used.

(2)	The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

(3)	Includes corporate, foreign government and state entities.

The Company may enter into credit default swaps to purchase credit protection on certain of the referenced credit obligations in the table above. At December 31, 2022, there were not any potential future recoveries available to offset the $4,646 from the table above. At December 31, 2021, there were not any potential future recoveries available to offset the $4,637 from the table above.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

At December 31, 2022 and 2021, the Company’s outstanding derivative instruments, shown in notional or contract amounts and fair value, are summarized as follows:

	Contract or Notional Amount*		Fair Value
	2022	2021	2022	2021
Derivative assets:
Credit default swaps	$4,445	$4,020	$28	$69
Currency swaps	747	641	139	34
Equity futures	—	—	9	5
Equity swaps	2,169	1,294	65	17
Interest rate futures	—	—	—	—
Interest rate swaps	35	81	8	11
Options	1,859	3,724	86	188
Derivative liabilities:
Credit default swaps	733	1,411	(2)	3
Currency swaps	44	664	2	6
Equity futures	—	—	12	4
Equity swaps	3,785	6,885	99	235
Interest rate futures	—	—	—	—
Interest rate swaps	7,096	6,677	1,091	684
Options	(2,078)	(1,724)	47	114

*Futures are presented in contract format. Swaps and options are presented in notional format.

Derivatives Hedging Variable Annuity Guarantees

The hedged obligation consists of guaranteed benefits on variable annuity contracts and resembles a long dated put option where claim payment is made whenever account value is less than a guaranteed amount, adjusted for applicable fees. Changes in interest rates impact the present value of future product cash flows (discount rate) as well as the value of investments comprising the account value to be assessed against the guarantee. Under this VM-21 compliant clearly defined hedging strategy, interest rate risk may be hedged by a duration matched portfolio of interest sensitive derivatives such as treasury bond forwards, treasury futures, interest rate swaps, interest rate swaptions or treasury future options. Retroactive to January 1, 2020, the Company re-designated the portfolio of contracts giving rise to the hedged item. The re-designation will more acutely reflect alignment between hedge performance and reserve valuations pertaining to the hedged item on a forward-looking basis. Also retroactive to January 1, 2020, the Company also elected to immediately amortize the full $195 SSAP No. 108 asset balance associated with the former designated portfolio through realized loss. The Company received approval from the IID for the redesignation and application of this accounting treatment on June 26, 2020. Effective October 1, 2021 the guaranteed benefits included was expanded to include variable annuity contracts with Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit riders, excluding contracts assumed via reinsurance along with the originally included Guaranteed Minimum Withdrawal Benefit and Guaranteed Minimum Account Benefit riders. The Company received approval from the IID on September 28, 2021 for the expansion of the program. Total return on the designated portfolio of derivatives remains highly effective in covering the interest rate risk (rho) of the hedged obligation. Hedge effectiveness is measured in accordance with the requirements outlined under SSAP No. 108 and

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

entails assessment of the total return on the designated portfolio of derivatives against changes in the fair value of the hedged obligation due to interest rate movements on a cumulative basis.

The Company accelerated the amortization of its SSAP 108 variable annuity deferred interest rate position reported on December 31, 2021. The Company fully amortized the $250 unamortized liability balance as of December 31, 2021 to zero, in 2022. The acceleration of the amortization of the SSAP 108 deferral is consistent with SSAP 108, Paragraph 14 Section c. i. that allows the accelerating of amortization of the deferral, if consistently done between deferred assets and deferred liabilities within its hedging strategy. The Company did not change any accounting practices under SSAP 108. The Company’s Clearly Defined Hedge Strategy is not being revised.

Scheduled amortization for SSAP No. 108 derivatives as of December 31, 2022 is as follows:

Amortization Year	Deferred Assets	Deferred Liabilities

2023	$(40)	$—
2024	(40)	—
2025	(40)	—
2026	(40)	—
2027	(40)	—
2028	(40)	—
2029	(40)	—
2030	(40)	—
2031	(40)	—
2032	(20)	—

Total	$(380)	$—

The following table is a reconciliation of the total deferred balance (net of tax) of SSAP No. 108 derivatives:

Total Deferred Balance
1. Balance at January 1, 2021	$(145)
2. Amortization	(14)
3. Deferred Recognition	119

4. Balance at December 31, 2021 [1-(2+3)]	$(250)
5. Amortization	(230)
6. Deferred Recognition	(400)

7. Balance at December 31, 2022 [4-(5+6)]	$380

The following tables provide information regarding SSAP No. 108 hedging instruments:

	2022	2021
Amortized cost	$—	$1
Fair value	(750)	(95)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31, 2022
	Net Investment Income	Realized Gain (Loss)	Unrealized Gain (Loss)	Total*
Derivative performance	$(34)	$(3,736)	$(654)	$(4,424)

SSAP No. 108 Adjustments
Portion of the derivative performance attributed to natural offset	84	2,275	1,559	3,918
Deferred	(50)	1,461	(905)	506
*Totals shown are pre-tax

December 31, 2021
	Net Investment Income	Realized Gain (Loss)	Unrealized Gain (Loss)	Total*
Derivative performance	$6	$(504)	$(41)	$(539)

SSAP No. 108 Adjustments
Portion of the derivative performance attributed to natural offset	(4)	338	355	689
Deferred	(2)	166	(314)	(150)
*Totals shown are pre-tax

	Year Ended December 31
	2022	2021
Prior year fair value of hedged item	$(3,847)	$(3,778)
Current year fair value of hedged item	938	(3,026)
Change in fair value attributable to interest rates	$4,785	$752

Portion of the fair value change attributed to the hedged risk	$4,785	$753

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Restricted Assets

The following tables show the pledged or restricted assets as of December 31, 2022 and 2021, respectively:

	Gross Restricted (Admitted & Nonadmitted)

	2022

Restricted Asset Category	Total General Account (G/A)	G/A Supporting Separate Account (S/A) Activity	Total S/A Restricted Assets	S/A Assets Supporting G/A Activity	Total

Collateral held under security lending agreements	$2,115	$—	$—	$—	$2,115
Subject to repurchase agreements	251	—	—	—	251
Subject to dollar repurchase agreements	96	—	—	—	96
FHLB capital stock	130	—	—	—	130
On deposit with states	38	—	—	—	38
Pledged as collateral to FHLB (including assets backing funding agreements)	5,335	—	—	—	5,335
Pledged as collateral not captured in other categories	2,268	—	—	—	2,268
Other restricted assets	5,983	—	—	—	5,983

Total restricted assets	$16,216	$—	$—	$—	$16,216

	Gross (Admitted & Nonadmitted) Restricted				Percentage

Restricted Asset Category	Total From Prior Year (2021)	Increase/ (Decrease)	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

Collateral held under security lending agreements	$2,073	$42	$—	$2,115	1.22%	1.23%
Subject to repurchase agreements	187	64	—	251	0.15%	0.15%
Subject to dollar repurchase agreements	878	(782)	—	96	0.06%	0.06%
FHLB capital stock	130	—	—	130	0.08%	0.08%
On deposit with states	38	—	—	38	0.02%	0.02%
Pledged as collateral to FHLB (including assets backing funding agreements)	4,226	1,109	—	5,335	3.08%	3.11%
Pledged as collateral not captured in other categories	1,818	450	—	2,268	1.31%	1.32%
Other restricted assets	1,392	4,591	—	5,983	3.46%	3.48%

Total restricted assets	$10,742	$5,474	$—	$16,216	9.38%	9.45%

The amounts reported as other restricted assets in the table above represent assets held in trust related to reinsurance.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables show the pledged or restricted assets in other categories as of December 31, 2022 and 2021, respectively:

	Gross Restricted (Admitted & Nonadmitted)

	2022
Description of Assets	Total General Account (G/A)	G/A Supporting Separate Account (S/A) Activity	Total S/A Restricted Assets	S/A Assets Supporting G/A Activity	Total

Derivatives	$2,251	$—	$—	$—	$2,251
Secured funding agreements	17	—	—	—	17
AMBAC	—	—	—	—	—

Total	$2,268	$—	$—	$—	$2,268

	Gross (Admitted & Nonadmitted) Restricted				Percentage

Description of Assets	Total From Prior Year (2021)	Increase/ (Decrease)	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

Derivatives	$1,800	$451	$—	$2,251	1.30%	1.31%
Secured funding agreements	17	—	—	17	0.01%	0.01%
AMBAC	1	(1)	—	—	0.00%	0.00%

Total	$1,818	$450	$—	$2,268	1.31%	1.32%

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables show the collateral received and reflected as assets within the financial statements as of December 31, 2022 and 2021:

2022
Collateral Assets	Carrying Value	Fair Value	% of CV to Total Assets (Admitted and Nonadmitted)	% of CV to Total Admitted Assets

Cash	$249	$243	0.31%	0.31%
Securities lending collateral assets	2,115	2,115	2.59	2.64
Other	—	—	—	—

Total collateral assets	$2,364	$2,358	2.90%	2.95%

	Amount	% of Liability to Total Liabilities

Recognized obligation to return collateral asset	$2,367	3.17%

2021
Collateral Assets	Carrying Value	Fair Value	% of CV to Total Assets (Admitted and Nonadmitted)	% of CV to Total Admitted Assets

Cash	$1,094	$1,094	1.42%	1.43%
Securities lending collateral assets	2,073	2,073	2.69	2.70
Other	17	17	0.02	0.02

Total collateral assets	$3,184	$3,184	4.13%	4.15%

	Amount	% of Liability to Total Liabilities

Recognized obligation to return collateral asset	$3,186	4.59%

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Net Investment Income

Detail of net investment income is presented below:

	Year Ended December 31
	2022	2021	2020

Income:
Bonds	$2,029	$2,151	$2,025
Preferred stocks	3	4	9
Common stocks	343	228	57
Mortgage loans on real estate	415	483	378
Real estate	13	25	40
Policy loans	108	112	116
Cash, cash equivalents and short-term investments	26	1	24
Derivatives	273	89	606
Other invested assets	180	155	214

Gross investment income	3,390	3,248	3,469
Less: investment expenses	178	167	210

Net investment income before amortization of IMR	3,212	3,081	3,259
Amortization of IMR	85	110	102

Net investment income	$3,297	$3,191	$3,361

Realized Capital Gains (Losses)

Net realized capital gains (losses) on investments, including OTTI, are summarized below:

	Realized

	Year Ended December 31
	2022	2021	2020

Bonds	$(614)	$311	$53
Preferred stocks	—	2	(20)
Common stocks	56	11	(13)
Mortgage loans on real estate	—	—	(1)
Real estate	1	(9)	257
Cash, cash equivalents and short-term investments	—	—	(1)
Derivatives	(4,555)	(2,474)	249
Variable annuity reserve hedge offset	229	15	(192)
Other invested assets	169	488	43

Change in realized capital gains (losses), before taxes	(4,714)	(1,656)	375
Federal income tax effect	45	(122)	(128)
Transfer from (to) interest maintenance reserve	458	(146)	(134)

Net realized capital gains (losses) on investments	$(4,211)	$(1,924)	$113

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Unrealized Capital Gains (Losses)

The changes in net unrealized capital gains and losses on investments, including the changes in net unrealized foreign capital gains and losses were as follows:

	Change in Unrealized

	Year Ended December 31
	2022	2021	2020

Bonds	$197	$150	$53
Preferred stocks	(11)	15	9
Common stocks	(40)	2	22
Affiliated entities	(278)	(46)	182
Derivatives	1,142	262	(364)
Other invested assets	51	139	3

Change in unrealized capital gains (losses), before taxes	1,061	522	(95)
Taxes on unrealized capital gains (losses)	(47)	(72)	(31)

Change in unrealized capital gains (losses), net of tax	$1,014	$450	$(126)

6.	Policy and Contract Attributes

Insurance Liabilities

Policy reserves, deposit-type contracts and policy claims at December 31, 2022 and 2021 were as follows:

	Year Ended December 31
	2022	2021

Life insurance reserves	$33,013	$26,749
Annuity reserves and supplementary contracts with life contingencies	17,894	18,289
Accident and health reserves (including long term care)	7,049	6,945

Total policy reserves	$57,956	$51,983

Deposit-type contracts	766	824
Policy claims	1,098	1,177

Total policy reserves, deposit-type contracts and claim liabilities	$59,820	$53,984

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Life Insurance Reserves

The aggregate policy reserves for life insurance policies are based upon the 1941, 1958, 1980, 2001 and 2017 Commissioner’s Standard Ordinary Mortality Tables, the 1912, 1941 and 1961 Standard Industrial Mortality Tables, the 1960 Commissioner’s Standard Group Mortality Table, the American Men, Actuaries and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 0.75 to 6.50 percent and are computed principally on the Net Level Premium Valuation and the Commissioner’s Reserve Valuation Method. Reserves for universal life policies are based on account balances adjusted for the Commissioner’s Reserve Valuation Method or Actuarial Guideline XXXVIII. Effective July 1, 2017, term insurance issued follows Valuation Manual section 20 (VM-20) reserve requirements.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the date of death.

Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. Generally, reserves are determined by computing the regular reserve for the plan at the true age and holding, in addition, the unearned portion of the extra premium charge for the year. Effective July 1, 2017, for substandard term insurance policies, per VM-20 requirements, the substandard rating is applied to the reserve mortality. For certain flexible premium and fixed premium universal life insurance products, reserves are calculated utilizing the Commissioner’s Reserve Valuation Method for universal life policies and recognizing any substandard ratings.

As of December 31, 2022 and 2021, the Company had insurance in force aggregating $39,639 and $48,379, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the IID. The Company established policy reserves of $1,506 and $1,549 to cover these deficiencies as of December 31, 2022 and 2021, respectively.

Participating life insurance policies were issued by the Company in prior years which entitle policyholders to a share in the earnings of the participating policies, provided that a dividend distribution, which is determined annually based on mortality and persistency experience of the participating policies, is authorized by the Company. Participating insurance constituted less than 0.05% of ordinary life insurance in force at December 31, 2022 and 2021.

Annuity Reserves and Supplementary Contracts Involving Life Contingencies

Deferred annuity reserves are calculated according to the Commissioner’s Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 2.50 to 11.75 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include GICs and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications of Insurance or Managed Care Contracts. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement option, on a change in fund basis, according to the Commissioner’s Annuity Reserve Valuation Method.

For variable annuities with guaranteed living benefits and variable annuities with minimum guaranteed death benefits the Company complies with VM-21. VM-21 specifies statutory reserve requirements for variable annuity contracts with benefit guarantees (VACARVM) and without benefit guarantees and related products. The VM-21 reserve calculation covers all variable annuity products. Examples of covered guaranteed benefits include guaranteed minimum accumulation benefits, return of premium death benefits, guaranteed minimum income benefits, guaranteed minimum withdrawal benefits and guaranteed payout annuity floors. The aggregate reserve for contracts falling within the scope of VM-21 is equal to the stochastic reserves plus the additional standard projection amount. During 2022, the Company established a voluntary reserve in addition to the reserve required under VM-21 to help manage volatility associated with unhedged base contract cashflows. The VA voluntary reserve totaled $507 as of December 31, 2022.

Both the stochastic reserves and the standard projection are determined as the conditional tail expectation (CTE)-70 of the scenario reserves. To determine the CTE-70 values, the Company used 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) and Society of Actuaries. The stochastic reserves uses prudent estimate assumptions based on Company experience, while the standard projection uses the assumptions prescribed in VM-21 for determining the additional standard projection amount.

Accident and Health Liabilities

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

At December 31, 2022 and 2021, the Company had no premium deficiency reserve related to accident and health policies.

The Company’s primary method utilized to estimate premium adjustments for contracts subject to redetermination is to review experience periodically and to adjust premiums for differences between the experience anticipated at the time of redetermination and that underlying the original premiums. The Company has not limited its degree of discretion contractually; however, in some states it has agreed not to raise premiums in order to recoup past losses. The Company forgoes premium changes on existing policies at its option if the administrative cost and other business issues associated with the change outweigh the direct financial impact of the change. Also, the Company has extra-contractually guaranteed the current premium scale for certain policies.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

For indeterminate premium products, a full schedule of current and anticipated premium rates is developed at the point of issue. Premium rate adjustments are considered when anticipated future experience foretells deviations from the original profit standards. The source of deviation (mortality, persistency, expense, etc.) is an important consideration in the re-rating decision as well as the potential effect of a rate change on the future experience of the existing block of business.

The Company does not write any accident and health business that is subject to the Affordable Care Act risk sharing provisions.

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business. Unpaid claims include amounts for losses and related adjustment expenses and are estimates of the ultimate net costs of all losses, reported and unreported. These estimates are subject to the impact of future changes in claim severity, frequency and other factors.

Activity in the liability for unpaid claims and related processing costs net of reinsurance is summarized as follows:

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year

Year ended December 31, 2022
2022	$—	$1,141	$444	$697
2021 and prior	1,941	(49)	598	1,294

	1,941	$1,092	$1,042	1,991

Active life reserve	$5,442			$5,476

Total accident and health reserves	$7,383			$7,467

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year

Year ended December 31, 2021
2021	$—	$1,122	$430	$692
2020 and prior	1,995	(165)	581	1,249

	1,995	$957	$1,011	1,941

Active life reserve	$5,342			$5,442

Total accident and health reserves	$7,337			$7,383

The change in the Company’s unpaid claims reserve was ($49) and ($165) for the years ended December 31, 2022 and 2021, respectively, for health claims that were incurred prior to those Balance Sheets date. The change in 2022 and 2021 was due to better than expected experience primarily due to reduced medical claims and accidental deaths.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Activity in the liability for unpaid claims adjustment expense is summarized as follows:

	Liability Beginning of Year	Incurred	Paid	Liability End of Year

Year ended December 31, 2022
2022	$—	$25	$10	$15
2021 and prior	37	8	18	27

	$37	$33	$28	$42

Year ended December 31, 2021
2021	$—	$22	$9	$13
2020 and prior	43	(2)	17	24

	$43	$20	$26	$37

The Company increased the claim adjustment expense provision for insured events of prior years during 2022.

Premium and Annuity Considerations Deferred and Uncollected

Reserves on the Company’s traditional life insurance products are computed using mean and interpolated or mid-terminal reserving methodologies. The mean methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy’s paid-through date to the policy’s next anniversary date. The interpolated methodologies do not require the establishment of such assets, however, it is required to hold unearned premium liabilities. At December 31, 2022 and 2021, the gross premiums and net of loading amounts related to these assets (which are reported as premiums deferred and uncollected), are as follows:

	2022		2021
	Gross	Net of Loading	Gross	Net of Loading
Life and annuity:
Ordinary first-year business	$1	$—	$1	$—
Ordinary renewal business	142	115	154	126
Group life direct business	15	11	16	11

	$158	$126	$171	$137

Deposit-type Contracts

Tabular interest on funds not involving life contingencies has been determined primarily by formula.

The Company issues certain funding agreements with well-defined class-based annuity purchase rates defining either specific or maximum purchase rate guarantees. However, these funding agreements are not issued to or for the benefit of an identifiable individual or group of individuals. These contracts are classified as deposit-type contracts in accordance with SSAP No. 50.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Included in the liability for deposit-type contracts at December 31, 2022 and 2021 are approximately $11 and $11, respectively, of funding agreements issued to special purpose entities in conjunction with non-recourse medium-term note programs. Under these programs, the proceeds from each note series issuance are used to purchase a funding agreement from the Company which secures that particular series of notes. In general, the payment terms of the note series match the payment terms of the funding agreement that secures that series. Claims for the principal and interest for these funding agreements are afforded equal priority as other policyholders.

Withdrawal Characteristics of Annuity Reserves and Deposit Funds

A portion of the Company’s policy reserves and other policyholders’ funds (including separate account liabilities) relates to liabilities established on a variety of the Company’s annuity, deposit fund and life products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on annuity and deposit fund products, by withdrawal characteristics, is summarized as follows:

	December 31 2022

Individual Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$368	$137	$—	$505	1%
At book value less surrender charge of 5% or more	1,193	—	—	1,193	1
At fair value	6	—	56,032	56,038	83

Total with adjustment or at fair value	1,567	137	56,032	57,736	85
At book value without adjustment (minimal or no charge or adjustment)	7,190	—	—	7,190	11
Not subject to discretionary withdrawal provision	2,484	—	408	2,892	4

Total individual annuity reserves	11,241	137	56,440	67,818	100%

Less reinsurance ceded	2,736	—	—	2,736

Net individual annuities reserves	$8,505	$137	$56,440	$65,082

Amount included in book value less surrender charge above that will move to book value without adjustment in the year after the statement date	$2	$—	$—	$2

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31
	2022
Group Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$3,641	$16	$—	$3,657	11%
At book value less surrender charge of 5% or more	20	—	—	20	—
At fair value	—	—	24,776	24,776	71

Total with adjustment or at fair value	3,661	16	24,776	28,453	82
At book value without adjustment (minimal or no charge or adjustment)	4,116	—	—	4,116	12
Not subject to discretionary withdrawal provision	1,946	—	58	2,004	6

Total group annuities reserves	9,723	16	24,834	34,573	100%

Less reinsurance ceded	334	—	—	334

Net group annuities reserves	$9,389	$16	$24,834	$34,239

	December 31
	2022
Deposit-type contracts (no life contingencies):	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$5	$—	$—	$5	1%

Total with adjustment or at fair value	5	—	—	5	1
At book value without adjustment (minimal or no charge or adjustment)	237	—	—	237	28
Not subject to discretionary withdrawal provision	533	53	14	600	71

Total deposit-type contracts	775	53	14	842	100%

Less reinsurance ceded	9	—	—	9

Net deposit-type contracts	$766	$53	$14	$833

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Reconciliation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$16,961
Exhibit 5, Supp contracts with life contingencies section, total (net)	933
Exhibit 7, Deposit-type contracts, net balance at the end of the current year after reinsurance	766

Subtotal	18,660
Separate Accounts Annual Statement:
Exhibit 3, Annuities section, total	80,995
Exhibit 3, Supp contracts with life contingencies section, total	432
Other contract deposit funds	67

Subtotal	81,494

Combined total	$100,154

	December 31
	2021
Individual Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$390	$7	$—	$397	— %
At book value less surrender charge of 5% or more	1,531	—	—	1,531	2
At fair value	5	—	74,491	74,496	86

Total with adjustment or at fair value	1,926	7	74,491	76,424	88
At book value without adjustment (minimal or no charge or adjustment)	7,413	—	—	7,413	8
Not subject to discretionary withdrawal provision	2,710	—	575	3,285	4

Total individual annuity reserves	12,049	7	75,066	87,122	100%

Less reinsurance ceded	2,968	—	—	2,968

Net individual annuity reserves	$9,081	$7	$75,066	$84,154

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31
	2021
Group Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$2,373	$20	$—	$2,393	5%
At book value less surrender charge of 5% or more	21	—	—	21	—
At fair value	—	—	37,440	37,440	80

Total with adjustment or at fair value	2,394	20	37,440	39,854	85
At book value without adjustment (minimal or no charge or adjustment)	5,128	—	—	5,128	11
Not subject to discretionary withdrawal provision	2,029	—	46	2,075	4

Total group annuity reserves	9,551	20	37,486	47,057	100%

Less reinsurance ceded	343	—	—	343

Net group annuity reserves	$9,208	$20	$37,486	$46,714

	December 31
	2021
Deposit-type contracts (no life contingencies):	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$5	$—	$—	$5	1%

Total with adjustment or at fair value	5	—	—	5	1
At book value without adjustment (minimal or no charge or adjustment)	246	—	—	246	27
Not subject to discretionary withdrawal provision	583	66	21	670	72

Total deposit-type contracts	834	66	21	921	100%

Less reinsurance ceded	10	—	—	10

Net deposit-type contracts	$824	$66	$21	$911

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Reconciliation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$17,324
Exhibit 5, Supp contracts with life contingencies section, total (net)	965
Exhibit 7, Deposit-type contracts, net balance at the end of the current year after reinsurance	824

Subtotal	19,113
Separate Accounts Annual Statement:
Exhibit 3, Annuities section, total	112,005
Exhibit 3, Supp contracts with life contingencies section, total	574
Other contract deposit funds	87

Subtotal	112,666

Combined total	$131,779

The amount of reserves on life products, by withdrawal characteristics, is summarized as follows:

	December 31
	2022
	General Account
	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$313	$313	$442
Universal life	14,590	13,706	14,639
Universal life with secondary guarantees	5,822	5,760	13,570
Indexed universal life with secondary guarantees	6,612	4,539	5,344
Other permanent cash value life insurance	4,698	4,698	7,148
Variable universal life	672	673	1,491
Not subject to discretionary withdrawal or no cash values
Term policies without cash value	—	—	8,085
Accidental death benefits	—	—	50
Disability - active lives	—	—	37
Disability - disabled lives	—	—	163
Miscellaneous reserves	—	—	1,573

Total (gross)	32,707	29,689	52,542
Reinsurance ceded	4,620	4,621	20,036

Total (net)	$28,087	$25,068	$32,506

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31
2022

Separate Account - Guaranteed

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$ 677	$ 677	$ 677

Total (net)	$ 677	$ 677	$ 677

December 31
2022

Separate Account - Nonguaranteed

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$ 6,989	$ 6,983	$ 8,072

Total (net)	$ 6,989	$ 6,983	$ 8,072

Reconciliation to the Annual Statement:	Amount

Life & Accident & Health Annual Statement:
Exhibit 5, Life insurance section, total (net)	$ 31,686
Exhibit 5, Accidental death benefits section total (net)	26
Exhibit 5, Disability - active lives section, total (net)	17
Exhibit 5, Disability - disabled lives section, total (net)	142
Exhibit 5, Miscellaneous reserves section, total (net)	635

Subtotal	32,506
Separate Accounts Annual Statement:
Exhibit 3, Life insurance section, total	8,749

Subtotal	8,749

Combined total	$ 41,255

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31
	2021

	General Account

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$ 291	$ 291	$ 425
Universal life	9,159	8,738	9,629
Universal life with secondary guarantees	5,763	5,626	13,350
Indexed universal life with secondary guarantees	5,803	3,953	5,328
Other permanent cash value life insurance	4,640	4,640	7,094
Variable universal life	656	722	1,496
Not subject to discretionary withdrawal or no cash values
Term policies without cash value	—	—	8,140
Accidental death benefits	—	—	51
Disability- active lives	—	—	40
Disability- disabled lives	—	—	164
Miscellaneous reserves	—	—	1,871

Total (gross)	26,312	23,970	47,588
Reinsurance ceded	4,592	4,592	20,839

Total (net)	$ 21,720	$ 19,378	$ 26,749

December 31
2021

Separate Account - Guaranteed

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$ 669	$ 669	$ 669

Total (net)	$ 669	$ 669	$ 669

December 31
2021

Separate Account - Nonguaranteed

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$ 8,979	$ 8,969	$ 10,471

Total (net)	$ 8,979	$ 8,969	$ 10,471

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Reconciliation to the Annual Statement:	Amount

Life & Accident & Health Annual Statement:
Exhibit 5, Life insurance section, total (net)	$ 25,835
Exhibit 5, Accidental death benefits section total (net)	26
Exhibit 5, Disability - active lives section, total (net)	20
Exhibit 5, Disability - disabled lives section, total (net)	144
Exhibit 5, Miscellaneous reserves section, total (net)	724

Subtotal	26,749
Separate Accounts Annual Statement:
Exhibit 3, Life insurance section, total	11,140

Subtotal	11,140

Combined total	$ 37,889

Separate Accounts

Certain separate and variable accounts held by the Company relate to individual variable life insurance policies. The benefits provided on the policies are determined by the performance and/or fair value of the investments held in the separate account. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. The assets of these separate accounts are carried at fair value. The life insurance policies typically provide a guaranteed minimum death benefit.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Certain separate accounts held by the Company represent funds which are administered for pension plans. The assets consist primarily of fixed maturities and equity securities and are carried at fair value. The Company provides a minimum guaranteed return to policyholders of certain separate accounts. Certain other separate accounts do not have any minimum guarantees and the investment risks associated with fair value changes are borne entirely by the policyholder. Information regarding the separate accounts of the Company as of and for the years ended December 31, 2022, 2021 and 2020 is as follows:

		Nonindexed	Nonindexed
		Guarantee	Guarantee	Nonguaranteed
	Guaranteed	Less Than or	Greater	Separate
	Indexed	Equal to 4%	Than 4%	Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2022	$—	$—	$10	$7,663	$7,673

Reserves for separate accounts as of December 31, 2022 with assets at:
Fair value	$132	$75	$—	$89,360	$89,567
Amortized cost	—	677	—	—	677

Total as of December 31, 2022	$132	$752	$—	$89,360	$90,244

Reserves for separate accounts by withdrawal characteristics as of December 31, 2022:
With fair value adjustment	$132	$22	$—	$—	$154
At fair value	—	—	—	88,880	88,880
At book value without fair value adjustment and with current surrender charge of less than 5%	—	677	—	—	677

Subtotal	132	699	—	88,880	89,711
Not subject to discretionary withdrawal	—	53	—	479	532

Total separate account reserve liabilities at December 31, 2022	$132	$752	$—	$89,359	$90,243

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

		Nonindexed	Nonindexed
		Guarantee	Guarantee	Nonguaranteed
	Guaranteed	Less Than or	Greater	Separate
	Indexed	Equal to 4%	Than 4%	Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2021	$—	$—	$11	$8,076	$8,087

Reserves for separate accounts as of December 31, 2021 with assets at:
Fair value	$—	$93	$—	$123,046	$123,139
Amortized cost	—	669	—	—	669

Total as of December 31, 2021	$—	$762	$—	$123,046	$123,808

Reserves for separate accounts by withdrawal characteristics as of December 31, 2021:
With fair value adjustment	$—	$26	$—	$—	$26
At fair value	—	—	—	122,404	122,404
At book value without fair value adjustment and with current surrender charge of less than 5%	—	669	—	—	669

Subtotal	—	695	—	122,404	123,099
Not subject to discretionary withdrawal	—	66	—	643	709

Total separate account reserve liabilities at December 31, 2021	$—	$761	$—	$123,047	$123,808

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

		Nonindexed	Nonindexed
		Guarantee	Guarantee	Nonguaranteed
	Guaranteed	Less Than or	Greater	Separate
	Indexed	Equal to 4%	Than 4%	Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2020	$—	$1	$12	$9,402	$9,415

Reserves for separate accounts as of December 31, 2020 with assets at:
Fair value	$—	$80	$2	$119,013	$119,095
Amortized cost	—	665	—	—	665

Total as of December 31, 2020	$—	$745	$2	$119,013	$119,760

Reserves for separate accounts by withdrawal characteristics as of December 31, 2020:
With fair value adjustment	$—	$30	$—	$—	$30
At fair value	—	—	—	118,457	118,457
At book value without fair value adjustment and with current surrender charge of less than 5%	—	665	—	—	665

Subtotal	—	695	—	118,457	119,152
Not subject to discretionary withdrawal	—	50	2	556	608

Total separate account reserve liabilities at December 31, 2020	$—	$745	$2	$119,013	$119,760

A reconciliation of the amounts transferred to and from the Company’s separate accounts is presented below:

	Year Ended December 31
	2022	2021	2020

Transfer as reported in the Summary of Operations of the separate accounts statement:
Transfers to separate accounts	$ 7,757	$ 8,164	$ 9,484
Transfers from separate accounts	(18,692)	(17,029)	(14,305)

Net transfers from separate accounts	(10,935)	(8,865)	(4,821)
Miscellaneous reconciling adjustments	(17)	(16)	(29)

Net transfers as reported in the Summary of Operations of the life, accident and health annual statement	$ (10,952)	$ (8,881)	$ (4,850)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The legal insulation of separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. At December 31, 2022 and 2021, the Company’s separate account statement included legally insulated assets of $91,338 and $126,074, respectively. The assets legally insulated from general account claims at December 31, 2022 and 2021 are attributed to the following products:

	2022	2021

Group annuities	$22,949	$35,216
Variable annuities	58,923	78,162
Fixed universal life	717	700
Variable universal life	7,584	10,366
Variable life	1,105	1,526
Modified separate accounts	47	79
Registered market value annuity product - SPL	6	13
WRL asset accumulator	7	12

Total separate account assets	$91,338	$126,074

At December 31, 2022 and 2021, the Company held separate account assets not legally insulated from the general account in the amount of $156 and $14, respectively.

Some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. To compensate the general account for the risk taken, the separate account paid risk charges of $584, $579, $565, $552 and $550, to the general account in 2022, 2021, 2020, 2019 and 2018, respectively. During the years ended December 31, 2022, 2021, 2020, 2019 and 2018 the general account of the Company had paid $56, $45, $75, $75 and $69 respectively, toward separate account guarantees.

At December 31, 2022 and 2021, the Company reported guaranteed separate account assets at amortized cost in the amount of $705 and $674, respectively, based upon the prescribed practice granted by the State of Iowa as described in Note 2. These assets had a fair value of $617 and $748 at December 31, 2022 and 2021, respectively, which would have resulted in an unrealized gain/(loss) of $(87) and $74, respectively, had these assets been reported at fair value.

The Company does not participate in securities lending transactions within the separate account.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

7.     Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company reinsures portions of the risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Premiums and annuity considerations include the following reinsurance amounts:

	Year Ended December 31
	2022	2021	2020

Direct premiums	$15,957	$17,591	$19,191
Reinsurance assumed - non affiliates	1,017	1,272	1,248
Reinsurance assumed - affiliates	5,366	(1)	2
Reinsurance ceded - non affiliates	(1,819)	(3,594)	(2,612)
Reinsurance ceded - affiliates	(708)	(786)	(1,106)

Net premiums earned	$19,813	$14,482	$16,723

The Company received reinsurance recoveries in the amount of $3,764, $3,824 and $4,316 during 2022, 2021 and 2020, respectively. At December 31, 2022 and 2021, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $987 and $1,053, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2022 and 2021 of $34,508 and $36,616, respectively, of which $12,465 and $13,078 were ceded to affiliates, respectively.

During 2022, 2021 and 2020, amortization of deferred gains associated with previously transacted reinsurance agreements was released into income in the amount of $869 ($574 after tax), $195 ($127 after tax) and $274 ($179 after tax), respectively.

On October 31, 2022, the Company executed an affiliated coinsurance arrangement, effective July 1, 2022, under which it assumes the remaining in force universal life business from TLB net of third-party reinsurance. The Company received consideration of $4,974 in the form of cash and invested assets and assumed $5,543 in policy and contract reserves along with $6 in policy loans. After establishing a $432 interest maintenance reserve deferral related to the asset transfers, this transaction resulted in a pre-tax loss of $131 which has been included in the Summary of Operations. This transaction is secured by a comfort trust equal to 100% of the Company’s U.S. statutory reserves.

Effective April 1, 2022, LIICA Re II, an affiliate, executed a recapture of a specific list of policies to the Company. The Company received consideration of $186 in the form of cash and recaptured policyholder reserves of $838. The transaction resulted in a pre-tax loss of $652 which has been included in the Statements of Operations.

Effective December 31, 2021, the Company ceded universal life with secondary guarantee insurance business to an unaffiliated entity. The Company paid considerations of $1,738 in assets

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

and cash, ceded $1,470 of reserves and $13 of policy loans. After a $55 realized gain release, the transaction resulted in a pre-tax loss of $243 which has been included in the Statement of Operations. There was a reversal of tax timing differences and release of risk based capital required that offset the pre-tax loss resulting in a neutral impact to the Risk Based Capital ratio.

Effective October 1, 2021, the Company recaptured a block of universal life business from an affiliate, TLIC Oakbrook Reinsurance, Inc. (TORI). The Company received consideration of $963 in the form of released funds withheld and recaptured policyholder reserves of $1,229 and claims reserves of $7. The transaction resulted in a pre-tax loss of $272 which has been included in the Statements of Operations. In addition, the Company released into income a previously deferred unamortized gain resulting from the original cessions of this business to TORI in the amount of $173 with a corresponding charge to unassigned surplus.

Effective May 31, 2021, the Company amended and restated the Military Life and Affinity reinsurance agreements with Ironwood Re Corp, an affiliate, which changed the funds withheld calculation from a GAAP reserve valuation to a Gross Premium Valuation. As a result, the Company increased the funds withheld liability by $43. The transaction resulted in no pre-tax gain or loss.

Effective December 31, 2020, the Company ceded certain term insurance business to an unaffiliated entity. The Company paid cash consideration of $201, ceded $439 of reserves and $2 of due and deferred premium. The transaction resulted in a pre-tax gain of $236 which has been recorded directly to unassigned surplus. Recognition of the surplus increase as income shall be reflected on a net of tax basis as earnings emerge from the business reinsured.

Effective October 1, 2020, the Company recaptured several blocks of life insurance business from an affiliate, Ironwood Re Corp. The Company released funds withheld of $313 and recaptured policyholder reserves of $385 and claims reserves of $4. The transaction resulted in a pre-tax loss of $76 which has been included in the Statements of Operations. In addition, the Company released into income a previously deferred unamortized gain resulting from the original cessions of this business to Ironwood in the amount of $125 with a corresponding charge to unassigned surplus.

Also effective October 1, 2020, an amendment was made to the military life reinsurance agreement with Ironwood Re Corp. to increase the cession percentage to 100%. As a result of this amendment, the Company ceded additional policyholder reserves of $201 and due premiums of $7 and provided net consideration of $76 which was retained as funds withheld by the Company. The transaction resulted in a pre-tax gain of $118 which was charged directly to unassigned surplus. Recognition of the surplus increase as income shall be reflected on a net of tax basis as earnings emerge from the business reinsured.

Effective October 1, 2020, the Company recaptured term insurance business from Ironwood Re Corp. The Company received consideration of $206 in the form of released funds withheld and a cash payment, recaptured $445 of policy holder and claim reserves and $2 of due premiums. The transaction resulted in a pre-tax loss of $237 which has been included in the Statements of Operations. In addition, the Company released into income a previously deferred unamortized gain resulting from the original cessions of this business to Ironwood in the amount of $106 with a corresponding charge to unassigned surplus.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

On June 30, 2020, the Company, Transamerica Pacific Re, Inc. (TPRe), and Transamerica Pacific Insurance Company (TPIC) entered into a novation agreement whereby the Company consented to TPIC’s assignment and transfer of its rights and obligations under the universal life coinsurance agreements to TPRe. The novation resulted in no gain or loss. Also on June 30, 2020, the Company recaptured certain universal life policy risks not associated with the secondary guarantee from TPRe for consideration of $2,124 equal to the statutory reserves recaptured resulting in no gain loss and amended and restated the universal life coinsurance agreements to cede only certain universal life secondary guarantee risks to TPRe.

In January 2018, Scottish Re Group announced a sale and restructuring plan and commenced Chapter 11 (reorganization) procedures for some of its subsidiaries. In December 2018, the Delaware Department of Insurance began oversight procedures of Scottish Re (U.S.), Inc. (SRUS), with whom the Company is a counterparty for some of its reinsurance activities. SRUS was ordered into receivership for the purposes of rehabilitation on March 6, 2019. On May 16, 2019, the IID suspended the certificate of authority for SRUS but later clarified that reserve credit could be taken on reinsurance agreements entered into prior to the revocation date if a recovery analysis could be illustrated. Now, with the continued delays of the reorganization legal proceedings and with no reliable financial information being provided by the receiver or SRUS, the Company has determined it is unable to support a favorable recovery analysis. Therefore, the Company did not take statutory reserve credit and established a loss contingency allowance for doubtful recoveries of billed and unbilled claims in its December 31, 2022 financial statements. The impact was a $125 charge reported in the Statements of Operations.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

8.     Income Taxes

The net deferred income tax asset at December 31, 2022 and 2021 and the change from the prior year are comprised of the following components:

	December 31, 2022
	Ordinary	Capital	Total

Gross Deferred Tax Assets	$2,487	$191	$2,678
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	2,487	191	2,678
Deferred Tax Assets Nonadmitted	1,006	—	1,006

Subtotal (Net Deferred Tax Assets)	1,481	191	1,672
Deferred Tax Liabilities	642	291	933

Net Admitted Deferred Tax Assets (Liabilities)	$839	$(100)	$739

	December 31, 2021
	Ordinary	Capital	Total

Gross Deferred Tax Assets	$1,915	$181	$2,096
Statutory Valuation Allowance Adjustment	11	—	11

Adjusted Gross Deferred Tax Assets	1,904	181	2,085
Deferred Tax Assets Nonadmitted	264	—	264

Subtotal (Net Deferred Tax Assets)	1,640	181	1,821
Deferred Tax Liabilities	701	295	996

Net Admitted Deferred Tax Assets (Liabilities)	$939	$(114)	$825

	Change
	Ordinary	Capital	Total

Gross Deferred Tax Assets	$572	$10	$582
Statutory Valuation Allowance Adjustment	(11)	—	(11)

Adjusted Gross Deferred Tax Assets	583	10	593
Deferred Tax Assets Nonadmitted	742	—	742

Subtotal (Net Deferred Tax Assets)	(159)	10	(149)
Deferred Tax Liabilities	(59)	(4)	(63)

Net Admitted Deferred Tax Assets (Liabilities)	$(100)	$14	$(86)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The main components of deferred income tax amounts are as follows:

	Year Ended December 31
	2022	2021	Change

Deferred Tax Assets:
Ordinary
Policyholder reserves	$830	$745	$85
Investments	257	208	49
Deferred acquisition costs	702	574	128
Policyholder dividends accrual	4	4	—
Compensation and benefits accrual	34	40	(6)
Receivables - nonadmitted	58	37	21
Net operating loss carry-forward	269	50	219
Tax credit carry-forward	231	166	65
Contingent experience rate refunds	—	22	(22)
Bad debt allowance	—	23	(23)
Litigation reserve	—	19	(19)
Other	102	27	75

Subtotal	2,487	1,915	572

Statutory valuation allowance adjustment	—	11	(11)
Nonadmitted	1,006	264	742

Admitted ordinary deferred tax assets	1,481	1,640	(159)

Capital
Investments	191	181	10
Other	—	—	—

Subtotal	191	181	10

Statutory valuation allowance adjustment	—	—	—
Nonadmitted	—	—	—

Admitted capital deferred tax assets	191	181	10

Admitted deferred tax assets	$1,672	$1,821	$(149)

	Year Ended December 31
	2022	2021	Change

Deferred Tax Liabilities:
Ordinary
Investments	$420	$521	$(101)
Policyholder reserves	216	168	48
Other	6	12	(6)

Subtotal	642	701	(59)
Capital
Investments	291	295	(4)
Other	—	—	—

Subtotal	291	295	(4)

Deferred tax liabilities	933	996	(63)

Net admitted deferred tax assets (liabilities)	$739	$825	$(86)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

As a result of the 2017 Tax Cuts and Jobs Act (TCJA), the Company’s tax reserve deductible temporary difference decreased by ($396). This change results in an offsetting $396 deductible temporary difference that will be amortized into taxable income evenly over the eight years subsequent to 2017. The remaining amortizable balance is included within the Policyholder Reserves line items above.

At December 31, 2022, the Company recorded no valuation allowance. The Company’s valuation allowance decreased by ($11) in 2022 from adjustments to prior year tax returns which reduced the Company’s foreign tax credit carryover as of 2022. Additionally, the Company expects an increase in future foreign source income driven by a 2022 reinsurance transaction increasing its ability to utilize its foreign tax credit carryovers.

The Inflation Reduction Act was enacted during the third quarter reporting period on August 16, 2022. The act included a provision which subjects high earning corporate taxpayers to the Corporate Alternative Minimum Tax (CAMT). The Company is part of an affiliated group that has not determined if it will be liable for CAMT in 2023 and has not included any estimated impacts of the CAMT in the financial statements, due to the inability to create a reasonable estimate, as of December 31, 2022.

As discussed in Note 2, for the years ended December 31, 2022 and 2021, the Company admits deferred income tax assets pursuant to SSAP No. 101. The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 101 is as follows:

	December 31, 2022
	Ordinary	Capital	Total

Admission Calculation Components SSAP No. 101
2(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$—	$—
2(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	717	22	739
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	1,129	22	1,151
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	739
2(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	764	169	933

2(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$1,481	$191	$1,672

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

		December 31, 2021
		Ordinary	Capital	Total

Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$3	$3
2(b)	Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	777	44	821
	1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	777	44	821
	2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	968
2(c)	Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	862	134	996

2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$1,639	$181	$1,820

		Ordinary	Change Capital	Total

Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$(3)	$(3)
2(b)	Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	(60)	(22)	(82)
	1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	352	(22)	330
	2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	(229)
2(c)	Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	(98)	35	(63)

2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$(158)	$10	$(148)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31
	2022	2021	Change

Ratio Percentage Used To Determine Recovery Period and Threshold Limitation Amount	726%	709%	17%

Amount of Adjusted Capital and Surplus Used To Determine Recovery Period and Threshold Limitation in 2(b)2 Above	$4,924	$6,452	$(1,528)

The impact of tax planning strategies at December 31, 2022 and 2021 was as follows:

	December 31, 2022
	Ordinary	Capital	Total
	Percent	Percent	Percent

Impact of Tax Planning Strategies:

(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	0%	0%	0%

	December 31, 2021
	Ordinary	Capital	Total
	Percent	Percent	Percent

Impact of Tax Planning Strategies:

(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	12%	0%	12%

The Company’s tax planning strategies include the use of reinsurance-related tax planning strategies.

Current income taxes incurred consist of the following major components:

	Year Ended December 31
	2022	2021	Change

Current Income Tax

Federal	$(80)	$(185)	$105

Subtotal	(80)	(185)	105
Federal income tax on net capital gains	(45)	122	(167)

Federal and foreign income taxes incurred	$(125)	$(63)	$(62)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Year Ended December 31
	2021	2020	Change

Current Income Tax

Federal	$(185)	$(109)	$(76)

Subtotal	(185)	(109)	(76)
Federal income tax on net capital gains	122	128	(6)

Federal and foreign income taxes incurred	$(63)	$19	$(82)

The Company’s current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate to income before tax as follows:

	Year Ended December 31
	2022	2021	2020

Current income taxes incurred	$(125)	$(63)	$19
Change in deferred income taxes	(702)	(123)	126
(without tax on unrealized gains and losses)

Total income tax reported	$(827)	$(186)	$145

Income before taxes	$(3,207)	$194	$1,444
Federal statutory tax rate	21.00%	21.00%	21.00%

Expected income tax expense (benefit) at statutory rate	$(673)	$41	$303

Increase (decrease) in actual tax reported resulting from:

Pre-tax income of disregarded subsidiaries	$24	$15	$17
Dividends received deduction	(98)	(94)	(59)
Tax-exempt income	(3)	(74)	(3)
Nondeductible expenses	5	5	6
Pre-tax items reported net of tax	(201)	(77)	(35)
Tax credits	(29)	(38)	(40)
Prior period tax return adjustment	22	3	(11)
Change in statutory valuation allowance	(11)	11	(14)
Change in uncertain tax positions	—	(3)	—
Deferred tax change on other items in surplus	140	24	(20)
Other	(3)	1	1

Total income tax reported	$(827)	$(186)	$145

The Company’s federal income tax return is consolidated with other includible affiliated companies. Please see the listing of companies in Appendix A. The method of allocation between the companies is subject to a written tax allocation agreement. Under the terms of the tax allocation agreement, allocations are based on separate income tax return calculations. The Company is entitled to recoup federal income taxes paid in the event the future losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in the year generated. The Company is also entitled to recoup federal

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

income taxes paid in the event the losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in any carryback or carryforward year when so applied. Intercompany income tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service. A tax return has not been filed for 2022.

The amounts, origination dates and expiration dates of operating loss and tax credit carryforwards available for tax purposes:

Description	Amount	Origination Dates	Expiration Dates
Operating Loss	$126	12/31/2021	N/A
Operating Loss	1,156	12/31/2022	N/A

Operating Loss Total	$1,282

Foreign Tax Credit	$14	12/31/2022	12/31/2032

Foreign Tax Credit Total	$14

General Business Credit	$19	12/31/2012	12/31/2032
General Business Credit	40	12/31/2013	12/31/2033
General Business Credit	25	12/31/2014	12/31/2034
General Business Credit	56	12/31/2015	12/31/2035
General Business Credit	7	12/31/2016	12/31/2036
General Business Credit	10	12/31/2017	12/31/2037
General Business Credit	7	12/31/2018	12/31/2038
General Business Credit	8	12/31/2019	12/31/2039
General Business Credit	14	12/31/2020	12/31/2040
General Business Credit	17	12/31/2021	12/31/2041
General Business Credit	15	12/31/2022	12/31/2042

General Business Credit Total	$218

The following is income tax expense for current year and preceding years that is available for recoupment in the event of future losses:

Total
2020	$29
2021	$—
2022	$—

The total amount of the unrecognized tax benefits that if recognized would affect the effective income tax rate:

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Unrecognized Tax Benefits
Balance at January 1, 2021	$21
Tax positions taken during prior period	(3)

Balance at December 31, 2021	$18
Tax positions taken during prior period	—

Balance at December 31, 2022	$18

The Company classifies interest and penalties related to income taxes as income tax expense. The amount of interest and penalties accrued on the Balance Sheets as income taxes includes the following:

	Interest	Penalties	Total payable (receivable)

Balance at January 1, 2020	$9	$—	$9
Interest expense (benefit)	—	—	—
Cash received (paid)	—	—	—

Balance at December 31, 2020	$9	$—	$9
Interest expense (benefit)	1	—	1
Cash received (paid)	(9)	—	(9)

Balance at December 31, 2021	$1	$—	$1
Interest expense (benefit)	1	—	1
Cash received (paid)	—	—	—

Balance at December 31, 2022	$2	$—	$2

The Internal Revenue Service (IRS) completed its examination for 2009 through 2013 for which an appeals conference is in process. The IRS opened an exam for the 2014 through 2018 amended tax returns. Federal income tax returns filed in 2019 through 2021 remain open, subject to potential future examination. The Company believes there are adequate defenses against, or sufficient provisions established related to any open or contested tax positions.

9.    Capital and Surplus

The Company has authorized 1,000,000 common stock shares at $10 per share par value of which 676,190 shares were issued and outstanding at December 31, 2022 and 2021.

The Company has 42,500 Series A preferred shares authorized, of which 0 shares were issued and outstanding at December 31, 2022 and 2021. The Company repurchased its Series A preferred shares for $58,000 on December 26, 2006 and previously reported 42,500 shares of Series A preferred stock outstanding at $10 par, carried as treasury stock. It was determined that these shares were cancelled by operation of law as they were not stipulated by the Board of Directors to be treasury shares at the time they were repurchased. The cancellation and removal of the preferred stock had no impact to capital and surplus of the Company. The Company also has 250,000 Series B preferred non-voting shares authorized at $10 per share par value, of which 0 shares were issued and outstanding at December 31, 2022 and 2021.

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its stockholders. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of the

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Company’s statutory surplus as of the preceding December 31 or (b) the Company’s statutory gain from operations before net realized capital gains (losses) on investments for the preceding year. Subject to the availability of earned surplus at the time of such dividend, the maximum payment which may be made in 2023, without the prior approval of insurance regulatory authorities, is $2,019.

On December 15, 2022, the Company paid an ordinary common stock dividend of $275 to CGC.

On June 30, 2022, the Company received a return of contributed surplus of $165 from LIICA Re II, Inc.

On June 21, 2022, the Company paid an ordinary common stock dividend of $150 to CGC.

On March 29 2022, the Company received a capital contribution of $100 from CGC.

On December 15, 2021, the Company paid an ordinary dividend of $411 to CGC.

On December 13, 2021, the Company paid a common stock dividend of stock ownership of $339 to CGC.

On June 21 2021, the Company paid an ordinary common stock dividend of $350 to CGC.

On December 7, 2020, the Company paid an ordinary common stock dividend of $500 to CGC.

On May 13, 2020, TPLIC paid a dividend to its parent company, CGC, in the amount of $700. CGC then contributed this amount to the Company. The dividend and contribution included $77 in cash and $623 in securities. This transaction occurred prior to the merger of TPLIC and the Company. This transaction had no overall impact to capital and surplus of the merged Company.

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life or health insurance company is to be determined based on various risk factors. At December 31, 2022 and 2021, the Company met the minimum RBC requirements.

The Company’s surplus notes were held by CGC and Transamerica Corporation (TA Corp). These notes were due 20 years from the date of issuance at an interest rate of 6% and were subordinate and junior in right of payment to all obligations and liabilities of the Company. In the event of liquidation of the Company, full payment of the surplus notes was to be made before the holders of common stock become entitled to any distribution of the remaining assets of the Company.

On June 22, 2020, the Company repaid in full its $60 surplus note with CGC. The Company received approval from IID for this transaction as well as prior to making quarterly interest payments.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

10.  Securities Lending

The Company participates in an agent-managed securities lending program in which the Company primarily loans out US Treasuries and other bonds. The Company receives collateral equal to 102% of the fair value of the loaned government or other domestic securities as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned government or other domestic securities. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security.

At December 31, 2022 and 2021, respectively, securities with a fair value of $2,141 and $1,919 were on loan under securities lending agreements. At December 31, 2022 and 2021, the collateral the Company received from securities lending activities was in the form of cash and on open terms. This cash collateral is reinvested and is not available for general corporate purposes. The reinvested cash collateral has a fair value of $2,115 and $2,073 at December 31, 2022 and 2021, respectively.

The contractual maturities of the securities lending collateral positions are as follows:

	Fair Value
	2022	2021

Open	$2,115	$2,073
Securities received	—	—

Total collateral received	$2,115	$2,073

The Company receives primarily cash collateral in an amount in excess of the fair value of the securities lent. The Company reinvests the cash collateral into higher yielding securities than the securities which the Company has lent to other entities under the arrangement.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The maturity dates of the reinvested securities lending collateral are as follows:

	2022		2021
	Amortized Cost	Fair Value	Amortized Cost	Fair Value

Open	$99	$99	$123	$123
30 days or less	661	661	675	675
31 to 60 days	375	375	511	511
61 to 90 days	242	242	208	208
91 to 120 days	217	217	100	100
121 to 180 days	521	521	356	356
181 to 365 days	—	—	100	100

Total	2,115	2,115	2,073	2,073
Securities received	—	—	—	—

Total collateral reinvested	$2,115	$2,115	$2,073	$2,073

For securities lending, the Company’s source of cash used to return the cash collateral is dependent upon the liquidity of the current market conditions. Under current conditions, the Company has securities with a par value of $2,124 (fair value of $2,115) that are currently tradable securities that could be sold and used to pay for the $2,115 in collateral calls that could come due under a worst-case scenario.

11.  Retirement and Compensation Plans

Defined Contribution Plans

The Company’s employees participate in a contributory defined contribution plan sponsored by TA Corp which is qualified under Section 401(k) of the Internal Revenue Code. Generally, employees of the Company who customarily work at least 20 hours per week and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to 100% of eligible earnings, subject to government or other plan restrictions for certain key employees. The Company will contribute an amount up to four percent of the participant’s eligible earnings per the plan’s matching formula. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974 (ERISA), as amended. Benefits expense of $18, $13 and $14 was allocated to the Company for the years ended December 31, 2022, 2021 and 2020, respectively.

Defined Benefit Plans

The Company’s employees participate in a qualified defined benefit pension plan sponsored by TA Corp. Generally, employees of the Company who customarily work at least 20 hours per week and complete six months of continuous service and meet the other eligibility requirements are participants of the plan. The Company has no legal obligation for the plan. The benefits are based on the employee’s eligible compensation. The plan provides benefits based on a cash balance formula. The plan is subject to the reporting and disclosure requirements of the ERISA.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

TA Corp sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The Company has no legal obligation for the plan. The plans are noncontributory. The benefits are based on the employee’s eligible compensation. The plans provide benefits based on a cash balance formula. The plans are unfunded and nonqualified under the Internal Revenue Code.

The Company recognizes pension expense equal to its allocation from TA Corp. The pension expense related to both the qualified defined pension plan and the supplemental retirement plans is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits, and based upon actuarial participant benefit calculations, which is within the guidelines of SSAP No. 102, Pensions. Pension expenses were $17, $28 and $27 for the years ended December 31, 2022, 2021 and 2020, respectively.

In addition to pension benefits, TA Corp sponsors unfunded plans that provide health care and life insurance benefits to retired Company employees meeting certain eligibility requirements. The Company has no legal obligation for the plan. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans are allocated among the participating companies based on IAS 19 and based upon actuarial participant benefit calculations which is within the guidelines of SSAP No. 92, Postretirement Benefits Other Than Pensions. The Company’s allocation of postretirement expenses was $4, $5 and $5 for the years ended December 31, 2022, 2021 and 2020, respectively.

Other Plans

TA Corp has established deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2022, 2021 and 2020 was insignificant.

12.  Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company is party to a shared services and cost sharing agreement among and between the Transamerica companies, under which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs of services rendered. Effective August 1, 2020, the Company, and an affiliate, Transamerica Financial Life Insurance Company, entered into a Shared Services and Cost Sharing Agreement for both parties to provide accounting, administrative, and other advisory services in accordance with the agreement. The agreement, filed and approved by the IID, replaces prior agreements between the entities. The amount received by the Company as a result of being a party to these agreements was $564, $690 and $703 during 2022, 2021 and 2020, respectively. The amount paid as a result of being a party to these agreements was $605, $679 and $698 during 2022, 2021 and 2020, respectively. Fees charged between affiliates approximate their cost.

The Company is party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors (AURA), LLC whereby AURA serves as the administrator and

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

advisor for the Company’s mortgage loan operations. The Company paid $31, $29 and $20 for these services during 2022, 2021 and 2020, respectively.

The Company is party to an Investment Management Agreement with AEGON USA Investment Management (AUIM), LLC whereby AUIM acts as a discretionary investment manager for the Company. The Company paid $89, $89 and $89 for these services during 2022, 2021 and 2020, respectively.

The Company has an administration service agreement with Transamerica Asset Management (TAM) to provide administrative services to the Transamerica Series Trust. The Company received $130, $168 and $149 for these services during 2022, 2021 and 2020, respectively.

Transamerica Capital, Inc. provides wholesaling distribution services for the Company under a distribution agreement. The Company incurred expenses under this agreement of $6, $9 and $43 for the years ended December 31, 2022, 2021 and 2020, respectively.

Receivables from (payables to) affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. During 2022, 2021 and 2020, the Company received (paid) net interest of ($5), $0 and $0 from (to) affiliates, respectively. At December 31, 2022 and 2021, respectively, the Company reported net receivables (payables) from (to) affiliates of $466 and $118. Terms of settlement require that these amounts are settled within 90 days of quarter-end per the requirements of SSAP No. 25, Affiliates and Other Related Parties.

In accordance with SSAP No. 25, the Company reports short-term intercompany notes receivable as short-term investments. At December 31, 2022, the Company has one short-term intercompany notes receivable. On December 30, 2022, the Company issued a variable funding promissory note valued at $97 to ULI Funding LLC. The terms of the loan include a 5.20% annual interest rate and maturity date at December 30, 2023. At December 31, 2021, the Company had no short-term intercompany notes receivable.

On December 20, 2022, the Company purchased all 2,520 common shares held by Aegon International B.V. of TLB at its economic value for a total of $61. The Company now has 100% ownership of TLB.

On June 23, 2020, the Company provided $5 to TPRe in consideration for 5,000 shares of its stock becoming the sole shareholder of TPRe. The Company provided an additional capital contribution of $70 to TPRe on June 26, 2020.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company utilizes the look-through approach in valuing its investment in the following entities.

Book Adjusted Carrying Value
Real Estate Alternatives Portfolio 2, LLC	$19
Real Estate Alternatives Portfolio 3, LLC	162
Real Estate Alternatives Portfolio 4 HR, LLC	231
Real Estate Alternatives Portfolio 4 MR, LLC	49
Aegon Workforce Housing Fund 2, L.P.	203
Aegon Workforce Housing Fund 3, L.P.	20
Natural Resources Alternatives Portfolio I, LLC	293
Natural Resources Alternatives Portfolio II, LLC	62
Natural Resources Alternatives Portfolio 3, LLC	261
TA Private Equity Assets LLC	255
Zero Beta Fund, LLC	21
TA-APOP I, LLC	86
TA-APOP II, LLC	137

These entity’s financial statements are not audited and the Company has limited the value of its investment in these entities to the value contained in the audited financial statements of the underlying LP/LLC investments, including adjustments required by SSAP No. 97 entities and/or non-SCA SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, entities owned by these entities. All liabilities, commitments, contingencies, guarantees or obligations of these entities which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in these entities.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables show the disclosures for all SCA investments, except 8bi entities, Balance Sheets value (admitted and nonadmitted) and the NAIC responses for the SCA filings as of December 31, 2022 and 2021:

December 31, 2022

SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount

SSAP No. 97 8a Entities
None	— %	$—	$—	$—

Total SSAP No. 97 8a Entities	XXX	$—	$—	$—

SSAP No. 97 8b(ii) Entities
None	— %	$—	$—	$—

Total SSAP No. 97 8b(ii) Entities	XXX	$—	$—	$—

SSAP No. 97 8b(iii) Entities
AEGON Direct Marketing Services, Inc.	73%	$—	$—	$—
AEGON Financial Services Group, Inc.	100	—	—	—
Garnet Assurance Corporation	100	—	—	—
Garnet Assurance Corporation III	100	—	—	—
Life Investors Alliance LLC	100	—	—	—
Real Estate Alternatives Portfolio 3A, Inc.	91	—	—	—
Transamerica Asset Management, Inc.	77	124	124	—
Transamerica Fund Services, Inc.	44	—	—	—

Total SSAP No. 97 8b(iii) Entities	XXX	$124	$124	$—

SSAP No. 97 8b(iv) Entities
Transamerica Bermuda Re, Ltd.	100%	$10	$10	$—

Total SSAP No. 97 8b(iv) Entities	XXX	$10	$10	$—

Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	$134	$134	$—

Aggregate Total	XXX	$134	$134	$—

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31, 2021

SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount

SSAP No. 97 8a Entities
None	— %	$—	$—	$—

Total SSAP No. 97 8a Entities	XXX	$—	$—	$—

SSAP No. 97 8b(ii) Entities
None	— %	$—	$—	$—

Total SSAP No. 97 8b(ii) Entities	XXX	$—	$—	$—

SSAP No. 97 8b(iii) Entities
AEGON Direct Marketing Services, Inc.	73%	$—	$—	$—
AEGON Financial Services Group, Inc.	100	—	—	—
Garnet Assurance Corporation	100	—	—	—
Garnet Assurance Corporation III	100	—	—	—
Intersecurities Insurance Agency, Inc.	100	—	—	—
Life Investors Alliance LLC	100	—	—	—
Real Estate Alternatives Portfolio 3A, Inc.	91	—	—	—
Transamerica Asset Management, Inc.	77	121	121	—
Transamerica Fund Services, Inc.	44	—	—	—

Total SSAP No. 97 8b(iii) Entities	XXX	$121	$121	$—

SSAP No. 97 8b(iv) Entities
Transamerica Life (Bermuda) Ltd.	94%	$1,358	$1,358	$—

Total SSAP No. 97 8b(iv) Entities	XXX	$1,358	$1,358	$—

Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	$1,479	$1,479	$—

Aggregate Total	XXX	$1,479	$1,479	$—

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following table shows the NAIC responses for the SCA filings (except 8bi entities):

December 31, 2022

SCA Entity	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Submission Required Y/N	Code**
SSAP No. 97 8a Entities
None			$—	—	—	—

Total SSAP No. 97 8a Entities	—	—	$—	—	—	—

SSAP No. 97 8b(ii) Entities
None			$—	—	—	—

Total SSAP No. 97 8b(ii) Entities	—	—	$—	—	—	—

SSAP No. 97 8b(iii) Entities
AEGON Direct Marketing Services, Inc.	NA		$—			I
AEGON Financial Services Group, Inc.	NA		—			I
Garnet Assurance Corporation	NA		—			I
Garnet Assurance Corporation III	NA		—			I
Life Investors Alliance LLC	NA		—			I
Real Estate Alternatives Portfolio 3A, Inc.	NA		—			I
Transamerica Asset Management, Inc.	S2	12/5/2022	121	Y	N	I
Transamerica Fund Services, Inc.	NA		—			I

Total SSAP No. 97 8b(iii) Entities	—	—	$121	—	—	—

SSAP No. 97 8b(iv) Entities
Transamerica Bermuda Re, Ltd.	S1	4/6/2023	$—	Y	N	I

Total SSAP No. 97 8b(iv) Entities	—	—	$—	—	—	—

Total SSAP No. 97 8b Entities (except 8bi entities)	—	—	$121	—	—	—

Aggregate Total	—	—	$121	—	—	—

*S1 - Sub1, S2 - Sub2 or RDF - Resubmission of Disallowed Filing

** I - Immaterial or M - Material

(1) NAIC Valuation Amount is as of the Filing Date to the NAIC

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31, 2021

SCA Entity	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Submission Required Y/N	Code**
SSAP No. 97 8a Entities
None			$—	—	—	—

Total SSAP No. 97 8a Entities	—	—	$—	—	—	—

SSAP No. 97 8b(ii) Entities
None			$—	—	—	—

Total SSAP No. 97 8b(ii) Entities	—	—	$—	—	—	—

SSAP No. 97 8b(iii) Entities
AEGON Direct Marketing Services, Inc.	NA		$—	—	—	I
AEGON Financial Services Group, Inc.	NA		—	—	—	I
Garnet Assurance Corporation	NA		—	—	—	I
Garnet Assurance Corporation III	NA		—	—	—	I
Intersecurities Insurance Agency, Inc.	NA		—	—	—	I
Life Investors Alliance LLC	NA		—	—	—	I
Real Estate Alternatives Portfolio 3A, Inc.	NA		—	—	—	I
Transamerica Asset Management, Inc.	S2	12/16/2021	99	Y	N	I
Transamerica Fund Services, Inc.	NA		—	—	—	I

Total SSAP No. 97 8b(iii) Entities	—	—	$99	—	—	—

SSAP No. 97 8b(iv) Entities
Transamerica Life (Bermuda) Ltd.	S2	2/15/2022	$1,187	Y	N	I

Total SSAP No. 97 8b(iv) Entities	—	—	$1,187	—	—	—

Total SSAP No. 97 8b Entities (except 8bi entities)	—	—	$1,286	—	—	—

Aggregate Total	—	—	$1,286	—	—	—

*S1 - Sub1, S2 - Sub2 or RDF - Resubmission of Disallowed Filing

** I - Immaterial or M - Material

(1) NAIC Valuation Amount is as of the Filing Date to the NAIC

The Company reports an investment in the following insurance SCAs for which the reported statutory equity reflects a departure from NAIC SAP. Each of the insurance SCAs listed in the table below reflects an admitted asset, equal to the value of the excess of loss reinsurance asset provided by an unaffiliated company, whereas this would not be an admitted asset recognized by SSAP No. 4, Assets and Non Admitted Assets.

LIICA Re II, Inc.	Excess of loss reinsurance asset
Transamerica Pacific Reinsurance, Inc.	Excess of loss reinsurance asset

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company has two Limited Purpose Subsidiaries (LPS) with prescribed practices whereby under Iowa Administrative Code 191-99.11(3), the LPS are entitled to admit the following assets that would not be admissible under the NAIC SAP:

TLIC Oakbrook Reinsurance, Inc.	Credit linked note
TLIC Watertree Reinsurance, Inc.	Excess of loss reinsurance asset

The monetary effect on net income and surplus as a result of using an accounting practice that differed from NAIC SAP, the amount of the investment in the insurance SCA per reported statutory equity, and amount of the investment if the insurance SCA has completed statutory financial statements in accordance with the NAIC SAP. The SCAs are valued in the Company’s financial statements at zero in accordance with SSAP No. 97.

	Monetary Effect on NAIC SAP		Amount of Investment
SCA Entity (Investments in Insurance SCA Entities)	Net Income Increase (Decrease)	Surplus Increase (Decrease)	Per Reported Statutory Equity	If the Insurance SCA Had Completed Statutory Financial Statements*
LIICA Re II**	$—	$(1,828)	$—	$—
Transamerica Pacific Reinsurance, Inc.**	—	(1,330)	—	—
TLIC Oakbrook Reinsurance, Inc.	—	(3,384)	1,165	—
TLIC Watertree Reinsurance, Inc.	—	(1,157)	589	—

*Per AP&P Manual (without permitted or prescribed practices)

**The SCA is valued at zero in the Company’s financial statements

Had the above SCA entities not been permitted to recognize the excess of loss reinsurance assets or the credit linked note as admitted assets in the financial statements, the risk-based capital would have been below the mandatory control level which would have triggered a regulatory event.

Information regarding the Company’s affiliated reinsurance transactions is available in Note 7. Reinsurance.

Information regarding the Company’s affiliated guarantees is available in Note 14. Commitments and Contingencies.

13. Managing General Agents and Third-Party Administrators

The Company utilizes managing general agents (MGA) and third-party administrators (TPA) in its operation. There were no MGA’s/TPA’s that wrote premiums in excess of 5% of the Company’s surplus.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

14. Commitments and Contingencies

At December 31, 2022 and 2021, the Company has mortgage loan commitments of $110 and $284, respectively.

The Company has contingent commitments of $1,038 and $832, as of December 31, 2022 and 2021, respectively, to provide additional funding for joint ventures, partnerships and limited liability companies, which includes LIHTC commitments of $4 and $21, respectively.

The Company leases office buildings and equipment under various non-cancelable operating lease agreements. Rental expense for the years 2022 and 2021 was $13 and $22, respectively.

Private placement commitments outstanding as of December 31, 2022 and 2021 were $141 and $174, respectively.

The Company sold ($63) and ($26) of “to-be-announced” (TBA) securities as of December 31, 2022 and 2021, respectively. Due to different counterparties, the receivable related to these TBAs was not reclassed.

The Company may pledge cash as collateral for derivative transactions. When cash is pledged as collateral, it is derecognized and a receivable is recorded to reflect the eventual return of that cash by the counterparty. The amount of cash collateral pledged by the Company as of December 31, 2022 and 2021, respectively, was $981 and $217.

At December 31, 2022 and 2021, securities in the amount of $27 and $76, respectively, were posted to the Company as collateral from derivative counterparties. The securities were not included on the Company’s Balance Sheets as the Company does not have the ability to sell or repledge the collateral.

The Company has provided back-stop guarantees for the performance of non-insurance affiliates or subsidiaries that are involved in the guaranteed sale of investments in low-income housing tax credit partnerships. The nature of the obligation is to provide third party investors with a minimum guaranteed annual and cumulative return on their contributed capital which is based on tax credits and tax losses generated from the low income housing tax credit partnerships. Guarantee payments arise if low income housing tax credit partnerships experience unexpected significant decreases in tax credits and tax losses or there are compliance issues with the partnerships. A significant portion of the remaining term of the guarantees is between 13-18 years. In the event the Company is required to make a payment under this guarantee, the payment would be reflected in the Company’s financial statements as a decrease in net investment income. No payments are required as of December 31, 2022 and 2021. The current assessment of risk of making payments under these guarantees is remote.

The Company has guaranteed to the Hong Kong Insurance Authority that it will provide the financial support to TLB for maintaining TLB’s solvency at all times so as to enable TLB to promptly meet its obligations and liabilities. If at any time the value of TLB’s assets do not exceed its liabilities by the prevailing acceptable level of solvency, the Company will increase the paid up share capital of TLB or provide financial assistance to TLB to maintain the acceptable level of solvency. An acceptable level of solvency is net assets at one hundred and fifty percent of

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

the required margin of solvency as stipulated under the Insurance Companies (Margin of Solvency) Regulation. As of December 31, 2022 and 2021, there is no payment or performance risk because TLB is able to meet its obligations and has assets in excess of its liabilities by the prevailing level of solvency as of this date.

The Company has guaranteed that TLB will (1) maintain tangible net worth of at least equal to the greater of 165% of Standard & Poor’s Risk-Based Capital and the minimum required by regulatory authorities in all jurisdictions in which TLB operates, (2) have, at all times, sufficient cash to pay all contractual obligations in a timely manner and (3) have a maximum operating leverage ratio of 20 times. The Company can terminate this agreement upon thirty days written notice, but not until TLB attains a rating from Standard & Poor’s the same as without the support from this agreement, or the entire book of TLB business is transferred provided that it is transferred to an entity with a rating from S&P that is the same as or better than the Company’s then current rating or AA, whichever is lower. As of December 31, 2022 and 2021, there is no payment or performance risk because TLB has adequate tangible net worth, sufficient cash to meet its obligations and an operating leverage ratio not in excess of 20 times as of this date.

The Company is not able to estimate the financial statement impact or the maximum potential amount of future payments it could be required to make under these two guarantees as they are considered to be unlimited under the provisions of SSAP No. 5R.

The Company has provided a guarantee to TLB’s (Singapore Branch) policyholders. If TLB fails to pay a valid claim solely by reason of it becoming insolvent as defined by Bermuda law, then the Company shall pay directly to the policy owner or named beneficiary the amount of the valid claim. At December 31, 2022 and 2021, TLB holds related statutory-basis policy and claim reserves of $55 and $2,328, respectively, which would be the maximum potential amount of future payments the Company could be required to make under this guarantee. In the event the Company is required to make a payment under this guarantee, the payment would be reflected in the Company’s financial statements as an increase to incurred claims. As of December 31, 2022 and 2021, there is no payment or performance risk because TLB is not insolvent as of this date.

The Company has provided a guarantee to TLB’s (Hong Kong Branch) policyholders. If TLB fails to pay a valid claim solely by reason of it becoming insolvent as defined by Bermuda law, then the Company shall pay directly to the policy owner or named beneficiary the amount of the valid claim. At December 31, 2022 and 2021, TLB policies covered by this guarantee would have resulted in US statutory policy and claim reserves of $125 and $3,504, respectively, which would represent a fair measure of the maximum potential amount of future payments the Company under this guarantee based on the US statutory reserve requirements. TLB is a subsidiary of the Company and TLB has invested assets supporting these policies which mitigates this risk. In the event the Company is required to make a payment under this guarantee, the payment would be reflected in the Company’s financial statements as an increase to incurred claims. As of December 31, 2022 and 2021, there is no payment or performance risk because TLB is not insolvent as of this date.

The Company did not recognize a liability for any of the TLB guarantees due to the adoption of SSAP No. 5R, as a liability is not required for guarantees to or on behalf of a wholly-owned subsidiary. Management monitors TLB’s financial condition, and there are no indications that

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

TLB will become insolvent. As such, management feels the risk of payment under these guarantees on behalf of TLB is remote.

The Company is a party to a fee agreement with TLB whereby the Company continues to provide the guarantees with respect to TLB described in the paragraphs above. The Company received $1 and $1 under this agreement in 2022 and 2021, respectively.

The Company has provided guarantees for the obligations of noninsurance third party assignment companies who have accepted assignments of structured settlement payment obligations from the Company and have purchased structured settlement insurance policies issued by the Company that match those obligations. The guarantees made by the Company are specific to each structured settlement contract and vary in date and duration of the obligation. These are numerous and are backed by the reserves established by the Company to represent the present value of the future payments for those contracts. The direct statutory reserve established at December 31, 2022 and 2021 for the total payout block is $4,880 and $4,990, respectively. As this reserve is already recorded on the Balance Sheets of the Company, there was no additional liability recorded due to the adoption of SSAP No. 5R.

During 2019, the Company entered into an agreement with Aegon USA Realty Advisors, LLC to commit to purchase certain tax credit investments up to a maximum of $100,000. Under the terms of the agreement, the Company provides certain commitments to purchase tax credit investments that are part of tax credit funds in the event certain conditions are met. The Company did not acquire any tax credit investments during 2022 or 2021 under this agreement. As of December 31, 2022 and 2021, there is no amount committed to these purchases.

The following table provides an aggregate compilation of guarantee obligations as of December 31, 2022 and 2021:

	December 31
	2022	2021

Aggregate maximum potential of future payments of all guarantees (undiscounted)	$179	$5,832

Current liability recognized in financial statements:
Noncontingent liabilities	—	—

Contingent liabilities	—	—

Ultimate financial statement impact if action required:
Incurred claims	179	5,832
Other	—	—

Total impact if action required	$179	$5,832

The Company is a member of the FHLB of Des Moines. Through its membership, the Company has conducted business activity (borrowings) with the FHLB. It is part of the Company’s strategy to utilize these funds for asset and liability management and spread lending purposes. The Company has determined the actual/estimated long-term maximum borrowing capacity as $5,585 and $5,674 at December 31, 2022 and 2021, respectively. The Company calculated this amount in accordance with the terms and conditions of agreement with FHLB of Des Moines.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

At December 31, 2022 and 2021, the Company purchased/owned the following FHLB stock as part of the agreement:

	Year Ended December 31
	2022	2021

Membership Stock:
Class A	$—	$—
Class B	10	10
Activity Stock	120	120
Excess Stock	—	—

Total	$130	$130

At December 31, 2022 and 2021, Membership Stock (Class A and B) Eligible for Redemption and the anticipated timeframe for redemption was as follows:

	Less Than 6 Months	6 Months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years

December 31, 2022
Membership Stock
Class A	$—	$—	$—	$—
Class B	—	—	—	10

Total	$—	$—	$—	$10

	Less Than 6 Months	6 Months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years

December 31, 2021
Membership Stock
Class A	$—	$—	$—	$—
Class B	—	—	—	10

Total	$—	$—	$—	$10

At December 31, 2022 and 2021, the amount of collateral pledged and the maximum amount pledged to the FHLB was as follows:

	Fair Value	Carry Value

December 31, 2022
Total Collateral Pledged	$4,704	$5,335
Maximum Collateral Pledged	4,704	5,335

	Fair Value	Carry Value

December 31, 2021
Total Collateral Pledged	$4,575	$4,226
Maximum Collateral Pledged	4,893	4,486

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

At December 31, 2022 and 2021, the borrowings from the FHLB were as follows:

	December 31, 2022		December 31, 2021
	General Account	Funding Agreements Reserves Established	General Account	Funding Agreements Reserves Established

Debt [1]	$2,995	$—	$2,995	$—
Funding agreements [2]	—	—	—	—
Other	—	—	—	—

Total	$2,995	$—	$2,995	$—

1 The maximum amount of borrowing during 2022 was $2,995

2 The maximum amount of borrowing during 2022 was $0

As of December 31, 2022, the weighted average interest rate on FHLB advances was 4.550% with a weighted average term of 2.5 years. As of December 31, 2021, the weighted average interest rate on FHLB advances was 0.409% with a weighted average term of 2.3 years.

At December 31, 2022 and 2021, the borrowings from the FHLB were not subject to prepayment penalties.

The Company has issued synthetic GIC contracts to benefit plan sponsors totaling $55,298 and $53,440 as of December 31, 2022 and 2021, respectively. A synthetic GIC is an off-balance sheet fee-based product sold primarily to tax qualified plans, where the plan sponsor retains ownership and control of the related plan assets and the Company provides book value benefit responsiveness to qualified participant withdrawals, in the event withdrawals requested exceeds plan cash flows. In certain contracts, the Company agrees to make advances to meet benefit withdrawal needs and earns a market interest rate on these advances. A periodically adjusted contract-crediting rate is a means by which investment and benefit responsiveness experience is passed through to participants. In return for the book value benefit responsiveness guarantee, the Company receives a premium that varies based on such elements as benefit responsiveness exposure and contract size. The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines ensuring the appropriate credit quality and cash flow. Funding requirements to date have been minimal and management does not anticipate any future material funding requirements to have a material impact on the reported financial results. In compliance with statutory guidelines, related reserves of $10 and $0 were recorded at December 31, 2022 and 2021, respectively.

The Company is party to legal proceedings involving a variety of issues incidental to its business, including class action lawsuits. Lawsuits may be brought in any federal or state court in the United States or in an arbitral forum. In addition, there continues to be significant federal and state regulatory activity relating to financial services companies. The Company’s legal proceedings are subject to many variables, and given their complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes includes substantial

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

demands for compensatory and punitive damages, and injunctive relief, damages arising from such demands are typically not material to the Company’s financial position.

The Company had been named in two class actions, as well as several individual lawsuits, relating to increases in monthly deduction rates (MDR) on universal life products. The Company settled the two class actions, one in January 2019 and one in April 2020. In connection with the class actions, the Company continues to defend against lawsuits by opt out class members. In October 2022, the Company was named in a putative class action relating to rolling MDR increases initiated in 2022 and continuing on a rolling basis. The Company held provisions totaling $53 and $69 for these lawsuits as of December 31, 2022, and December 31, 2021, respectively.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company, except where right of offset against other taxes paid is allowed by law. Amounts available for future offsets are recorded as an asset on the Company’s Balance Sheets. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $8 and $8 and an offsetting premium tax benefit $6 and $6 at December 31, 2022 and 2021, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund (benefit) expense was $3 for the years ended December 31, 2022, 2021 and 2020.

15. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

The Company is party to municipal repurchase agreements which were established via bilateral trades and accounted for as secured borrowings. For municipal repurchase agreements, the Company rigorously manages asset/liability risks via an integrated risk management framework. The Company’s liquidity position is monitored constantly, and factors heavily in the management of the asset portfolio. Projections comparing liquidity needs to available resources in both adverse and routine scenarios are refreshed monthly. The results of these projections on time horizons ranging from 16 months to 24 months are the basis for the near-term liquidity planning. This liquidity model excludes new business (non applicable for the spread business), renewals and other sources of cash and assumes all liabilities are paid off on the earliest dates required. Interest rate risk is carefully managed, in part through rigorously defined and monitored derivatives programs.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables provide information on the securities sold under the municipal repurchase agreements for four quarters of 2022 and 2021:

December 31, 2022

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Maximum Amount
BACV	XXX	XXX	XXX	$256
Fair Value	$167	$245	$250	$252

Ending Balance
BACV	XXX	XXX	XXX	$256
Fair Value	$167	$245	$250	$251

December 31, 2021

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Maximum Amount
BACV	XXX	XXX	XXX	$204
Fair Value	$230	$204	$231	$227

Ending Balance
BACV	XXX	XXX	XXX	$187
Fair Value	$220	$204	$227	$208

	2022			2021

	NAIC 1	NAIC 2	Total	NAIC 1	NAIC 2	Total

Bonds - BACV	$217	$39	$256	$140	$47	$187
Bonds - FV	211	40	251	159	49	208

These securities have maturity dates that range from 2022 to 2097.

The following table provides information on the cash collateral received and liability to return collateral under the municipal repurchase agreements for four quarters of 2022 and 2021:

December 31, 2022

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Maximum Amount
Cash	$141	$177	$199	$106
Ending Balance (1)
Cash	$141	$177	$199	$106

(1) The remaining collateral held was greater than 90 days from contractual maturity.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31, 2021

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Maximum Amount
Cash	$136	$169	$190	$103
Ending Balance (1)
Cash	$136	$169	$79	$103

(1) The remaining collateral held was greater than 90 days from contractual maturity.

The Company enters into dollar repurchase agreements in which securities are delivered to the counterparty once adequate collateral has been received. At December 31, 2022 and 2021, the Company had dollar repurchase agreements outstanding in the amount of $95 and $873, respectively, which is included in borrowed money on the Balance Sheets. Those amounts include accrued interest of $1 and $2, at December 31, 2022 and 2021, respectively. At December 31, 2022, securities with a book value of $96 and a fair value of $88 were subject to dollar repurchase agreements. These securities have maturity dates that range from October 14, 2025 to November 1, 2052. At December 31, 2021, securities with a book value of $878 and a fair value of $872 were subject to dollar repurchase agreements. The Company does not have the legal right to recall or substitute the underlying assets prior to the transaction’s scheduled termination. Upon scheduled termination, the counterparty is obligated to return substantially similar assets.

The contractual maturities of the dollar repurchase agreement positions are as follows:

	Fair Value

	2022	2021

Open	$93	$872
Securities received	—	—

Total collateral received	$93	$872

In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. The details by NAIC designation 3 or below of securities sold during 2022 and reacquired within 30 days of the sale date are:

	Number of Transactions	Book Value of Securities Sold	Cost of Securities Repurchased	Gains (Losses)

Bonds:
NAIC	—	$—	$—	$—
Common stocks	—	$—	$—	$—

16. Reconciliation to Statutory Statement

The following is a reconciliation of amounts previously reported to the Iowa Department of Financial Regulation in the 2020 Annual Statement, to those reported in the accompanying statutory-basis financial statements. There are no reconciling items for 2022 or 2021.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31 2020
Statements of Operations
Statutory net income as reported in the Company’s Annual Statement	$1,291
Increase in commissions and expense allowances on reinsurance ceded	(69)
Increase in reserve adjustment on reinsurance ceded	193
Decrease in fee revenue and other income	3
Increase in commissions	69
Increase in general insurance expenses and other	(196)

Total net income as reported in the accompanying audited statutory basis statement of operations	$1,291

The reconciling differences to the Annual Statement for 2020 is driven by elimination of affiliated activity for the merged entities in 2020.

17. Subsequent Events

The financial statements are adjusted to reflect events that occurred between the Balance Sheets date and the date when the financial statements are available to be issued, provided they give evidence of conditions that existed at the Balance Sheets date (Type I). The Company has not identified any Type 1 subsequent events for the year ended December 31, 2022 through April 19, 2023.

Events that are indicative of conditions that arose after the Balance Sheets dates are disclosed, but do not result in an adjustment of the financial statements themselves (Type II). The Company has identified a Type II subsequent event for the year ended December 31, 2022. On January 6, 2023, the Company repaid advances of $252 and $323 to FHLB of Des Moines. On January 11, 2023, the Company repaid a net of $133 for multiple advances to the FHLB of Des Moines. The pay down of these FHLB advances reduces the amount borrowed from FHLB to approximately $2,300 in aggregate.

Transamerica Life Insurance Company

Appendix A – Listing of Affiliated Companies

Transamerica Corporation EIN: 42-1484983 AFFILIATIONS SCHEDULE YEAR ENDED DECEMBER 31, 2022
Entity Name	FEIN

Transamerica Corporation	42-1484983

AEGON Asset Management Services Inc	39-1884868

AEGON Direct Marketing Services Inc	42-1470697

AEGON Financial Services Group Inc	41-1479568

AEGON Institutional Markets Inc	61-1085329

AEGON Management Company	35-1113520

AEGON USA Real Estate Services Inc	61-1098396

AEGON USA Realty Advisors of CA	20-5023693

AUSA Properties Inc	27-1275705

Commonwealth General Corporation	51-0108922

Creditor Resources Inc	42-1079584

CRI Solutions Inc	52-1363611

Financial Planning Services Inc	23-2130174

Garnet Assurance Corporation	11-3674132

Garnet Assurance Corporation II	14-1893533

Garnet Assurance Corporation III	01-0947856

Ironwood Re Corp	47-1703149

LIICA RE II	20-5927773

Massachusetts Fidelity Trust	42-0947998

Money Services Inc	42-1079580

Monumental General Administrators Inc	52-1243288

Pearl Holdings Inc I	20-1063558

Pearl Holdings Inc II	20-1063571

Real Estate Alternatives Portfolio 3A Inc	20-1627078

River Ridge Insurance Company	20-0877184

Stonebridge Benefit Services Inc	75-2548428

TLIC Oakbrook Reinsurance Inc.	47-1026613

TLIC Watertree Reinsurance, Inc.	81-3715574

Transamerica Affordable Housing Inc	94-3252196

Transamerica Asset Management	59-3403585

Transamerica Capital Inc	95-3141953

Transamerica Casualty Insurance Company	31-4423946

Transamerica Corporation (OREGON)	98-6021219

Transamerica Life Insurance Company

Appendix A – Listing of Affiliated Companies

Transamerica Corporation EIN: 42-1484983 AFFILIATIONS SCHEDULE YEAR ENDED DECEMBER 31, 2022
Entity Name	FEIN

Transamerica Finance Corporation	95-1077235

Transamerica Financial Advisors	59-2476008

Transamerica Financial Life Insurance Company	36-6071399

Transamerica Fund Services Inc	59-3403587

Transamerica International Re (Bermuda) Ltd	98-0199561

Transamerica Investors Securities Corp	13-3696753

Transamerica Life Insurance Company	39-0989781

Transamerica Pacific Re, Inc.	85-1028131

Transamerica Resources Inc	52-1525601

Transamerica Stable Value Solutions Inc	27-0648897

United Financial Services Inc	52-1263786

World Fin Group Ins Agency of Massachusetts Inc	04-3182849

World Financial Group Inc	42-1518386

World Financial Group Ins Agency of Hawaii Inc	99-0277127

World Financial Group Insurance Agency of WY Inc	42-1519076

Zahorik Company Inc	95-2775959

Zero Beta Fund LLC	26-1298094

Statutory-Basis Financial

Statement Schedules

Transamerica Life Insurance Company

Summary of Investments – Other Than

Investments in Related Parties

(Dollars in Millions)

December 31, 2022

SCHEDULE I

Type of Investment	Cost (1)	Fair Value	Amount at Which Shown in the Balance Sheet (2)

Fixed maturities

Bonds:

United States government and government agencies and authorities	$5,483	$5,235	$6,193

States, municipalities and political subdivisions	2,541	2,079	2,541

Foreign governments	762	662	762

Hybrid securities	399	379	395

All other corporate bonds	41,329	37,070	41,240

Preferred stocks	63	61	61

Total fixed maturities	50,577	45,486	51,192

Equity securities

Common stocks:

Industrial, miscellaneous and all other	144	150	150

Total equity securities	144	150	150

Mortgage loans on real estate	9,270		9,270
Real estate	44		44

Policy loans	2,028		2,028

Other long-term investments	1,437		1,437

Receivable for securities	7		7

Receivable for derivative cash collateral posted to counterparty	—		—

Securities lending	2,115		2,115

Cash, cash equivalents and short-term investments	2,420		2,420

Total investments	$68,042		$68,663

(1)	Equity securities are reported at original cost. Fixed maturities are reported at original cost reduced by repayments and adjusted for amortization of premiums and accrual of discounts.

(2)	Bonds of $50 are held at fair value rather than amortized cost. Preferred stock of $120 are held at fair value.

Transamerica Life Insurance Company

Supplementary Insurance Information

(Dollars in Millions)

SCHEDULE III

	Future Policy Benefits and Expenses	Unearned Premiums	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses*

Year ended December 31, 2022
Individual life	$30,960	$—	$580	$8,576	$1,626	$9,716	$1,201
Individual health	5,993	112	327	710	406	822	226
Group life and health	2,469	21	128	806	170	509	360
Annuity	18,401	—	63	9,721	1,095	21,481	(10,034)

	$57,823	$133	$1,098	$19,813	$3,297	$32,528	$(8,247)

Year ended December 31, 2021
Individual life	$25,206	$—	$664	$1,673	$1,600	$4,243	$1,086
Individual health	5,871	115	342	737	441	703	220
Group life and health	2,480	22	134	801	166	530	320
Annuity	18,289	—	37	11,271	984	19,574	(7,757)

	$51,846	$137	$1,177	$14,482	$3,191	$25,050	$(6,131)

Year ended December 31, 2020
Individual life	$24,275	$—	$685	$2,264	$1,460	$5,342	$1,388
Individual health	5,760	112	401	750	423	908	405
Group life and health	2,468	23	138	841	159	496	347
Annuity	18,328	—	33	12,868	1,319	19,336	(3,775)

	$50,831	$135	$1,257	$16,723	$3,361	$26,082	$(1,635)

*Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

Transamerica Life Insurance Company

Reinsurance

(Dollars in Millions)

SCHEDULE IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net

Year ended December 31, 2022
Life insurance in force	$776,124	$616,800	$319,443	$478,767	67%

Premiums:
Individual life	$4,547	$2,316	$6,345	$8,576	74%
Individual health	758	60	12	710	2%
Group life and health	927	135	14	806	2%
Annuity	9,725	16	12	9,721	0%

	$15,957	$2,527	$6,383	$19,813	32%

Year ended December 31, 2021
Life insurance in force	$760,949	$700,434	$367,342	$427,857	86%

Premiums:
Individual life	$4,460	$4,016	$1,229	$1,673	73%
Individual health	787	62	12	737	2%
Group life and health	920	136	17	801	2%
Annuity	11,424	166	13	11,271	0%

	$17,591	$4,380	$1,271	$14,482	9%

Year ended December 31, 2020
Life insurance in force	$739,067	$736,338	$397,134	$399,863	99%

Premiums:
Individual life	$4,173	$3,106	$1,197	$2,264	53%
Individual health	797	61	14	750	2%
Group life and health	948	133	26	841	3%
Annuity	13,273	418	13	12,868	0%

	$19,191	$3,718	$1,250	$16,723	7%

PART C - OTHER INFORMATION

Item 30.		Exhibits

(a)		Board of Directors Resolution

(a)	(1)	Resolution of the Board of Directors of Western Reserve establishing the separate account (1)

(a)	(2)	Resolution of the Board of Directors of Transamerica Life Insurance Company Approving Plan of Merger with Transamerica Premier Life Insurance Company. (21)

(a)	(3)	Resolution of the Board of Directors of Transamerica Premier Life Insurance Company Approving Plan of Merger with Transamerica Life Insurance Company. (21)

(b)		Custodial Agreements – Not Applicable

(c)		Underwriting Contracts

	(1)	Amended and Restated Principal Underwriting Agreement between Transamerica Capital, Inc. and Transamerica Life Insurance Company, on its own and on behalf of the Separate Account. (19))

(d)		Contracts

(d)	(1)	Specimen Flexible Premium Variable Life Insurance Policy (1)

(d)	(2)	Endorsement (EL101) (2)

(d)	(3)	Terminal Illness Accelerated Death Benefit Rider (1)

(e)	(1)	Applications

(f)		Application for Flexible Premium Variable Life Insurance Policy (3)

(f)	(1)	Depositor’s Certificate of Incorporation and By-Laws

(f)	(2)	Articles of Incorporation of Transamerica Life Insurance Company. (20)

(e)	(1)	Bylaws of Transamerica Life Insurance Company. (20)

(g)		Reinsurance Contracts – Not Applicable

(h)		Participation Agreements

(h)	(1)	Participation Agreement among Transamerica Series Trust and Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, and Western Reserve Life Assurance Co. of Ohio dated May 1, 2013 (10)

(h)	(2)	Amendment No. 1 dated May 1, 2013 to Participation Agreement among Transamerica Series Trust and Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, and Western Reserve Life Assurance Co. of Ohio dated May 1, 2013 (10)

(h)	(3)	Revision to Schedule A dated September 3, 2013 of the Participation Agreement among Transamerica Series Trust and Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, and Western Reserve Life Assurance Co. of Ohio dated May 1, 2013 (10)

(h)	(4)	Revision to Schedule A dated September 18, 2013 of the Participation Agreement among Transamerica Series Trust and Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, and Western Reserve Life Assurance Co. of Ohio dated May 1, 2013 (10)

(h)	(5)	Revision to Schedule A dated October 31, 2013 of the Participation Agreement among Transamerica Series Trust and Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, and Western Reserve Life Assurance Co. of Ohio dated May 1, 2013 (10)

(h)	(6)	Revision to Schedule A dated May 1, 2014 of the Participation Agreement among Transamerica Series Trust and Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, and Western Reserve Life Assurance Co. of Ohio dated May 1, 2013 (14)

(h)	(7)	Revision to Schedule A dated July 1, 2014 of the Participation Agreement among Transamerica Series Trust and Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, and Western Reserve Life Assurance Co. of Ohio dated May 1, 2013 (14)

(h)	(8)	Amendment No. 2 dated November 10, 2014 to Participation Agreement among Transamerica Series Trust and Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Premier Life Insurance Company dated May 1, 2013 (14)

(h)	(9)	Amended Schedule A to Participation Agreement dated 12-18-2015 (TST) (15)

(h)	(10)	Amended Schedule A to Participation Agreement dated 3-21-2016 (TST) (15)
(h)	(11)	Amended Schedule A to Participation Agreement dated 5-01-2016 (TST) (15)
(h)	(12)	Amended Schedule A to Participation Agreement dated 12-16-2016 (TST) (16)
(h)	(13)	Amended Schedule A to Participation Agreement dated 5-1-2017 (TST) (16)
(h)	(14)	Amended Schedule A to Participation Agreement dated 9-29-2017 (TST) (17))
(h)	(15)	Amended Schedule A to Participation Agreement dated 2-1-2018 (TST) (17))
(h)	(16)	Amended Schedule A to Participation Agreement dated 5-1-2018 (TST) (17))
(h)	(17)	Amended Schedule A to Participation Agreement dated 11-1-2018 (TST) (18)
(h)	(18)	Amended Schedule A to Participation Agreement dated 5-1-2020 (1) (TST) (22)
(h)	(19)	Amended Schedule A to Participation Agreement dated 5-1-2020 (2) (TST) (22)
(h)	(20)	Participation Agreement Among Variable Insurance Products’ Funds, Fidelity Distributors Corporation and Peoples Benefit Life Insurance Company dated 12-1-2000 (14)
(h)	(21)	Amendment No. 1 to Participation Agreement Among Variable Products’ Funds, Fidelity Distributors Corporation and Peoples Benefit Life Insurance Company dated 3-8-2004 (14)
(h)	(22)	Amendment No. 2 to Participation Agreement Among Variable Products’ Funds, Fidelity Distributors Corporation and Peoples Benefit Life Insurance Company dated 5-1-2005 (14)
(h)	(23)	Amendment No. 3 to Participation Agreement Among Variable Products’ Funds, Fidelity Distributors Corporation and Peoples Benefit Life Insurance Company dated 6-27-2007 (14)
(h)	(24)	Amendment No. 4 to Participation Agreement Among Variable Products’ Funds, Fidelity Distributors Corporation and Peoples Benefit Life Insurance Company dated 10-1-2007 (14)
(h)	(25)	Amendment No. 5 (Privacy) to Participation Agreement Among Variable Products’ Funds, Fidelity Distributors Corporation and Monumental Life Insurance Company (formerly, Peoples Benefit Life Insurance Company) dated 3-1-2012 (14)
(h)	(26)	Amendment No. 6 to Participation Agreement Among Variable Products’ Funds, Fidelity Distributors Corporation and Monumental Life Insurance Company (formerly, Peoples Benefit Life Insurance Company) dated 5-1-2013 (14)
(h)	(27)	Amendment No. 7 to Participation Agreement Among Variable Products’ Funds, Fidelity Distributors Corporation and Transamerica Premier Life Insurance Company (formerly, Monumental Life Insurance Company) dated 10-1-2014 (14)
(h)	(28)	Summary Prospectus Agreement between WRL and Fidelity Distributors Corporation dated May 1, 2011 (8)
(h)	(29)	Participation Agreement Among Western Reserve, ProFunds, Access One Trust and ProFund Advisors LLC dated June 6, 2006 (4)
(h)	(30)	Amendment No. 1 to Participation Agreement among Western Reserve, ProFunds, Access One Trust and ProFund Advisors LLC dated June 1, 2007 (4)
(h)	(31)	Amendment No. 2 to Participation Agreement among Western Reserve, ProFunds, Access One Trust and ProFund Advisors LLC dated August 30, 2007 (4)
(h)	(32)	Amendment No. 3 to Participation Agreement among Western Reserve, ProFunds, Access One Trust and ProFund Advisors LLC dated February 28, 2008 (6)
(h)	(33)	Amendment No. 5 to ProFunds Participation Agreement among Western Reserve, ProFunds, Access One Trust and ProFunds Advisors LLC dated May 1, 2012 (8)
(h)	(34)	Amendment No. 6 to Participation Agreement among Western Reserve Life Assurance Co. of Ohio and ProFunds, Access One Trust and ProFund Advisors LLC dated May 1, 2013 (10)
(h)	(35)	Amendment No. 7 to Participation Agreement among Transamerica Premier Life Insurance Company and ProFunds, Access One Trust and ProFund Advisors LLC dated June 2, 2016 (16)
(h)	(36)	Confidentiality Amendment to ProFunds Participation Agreement among Western Reserve, ProFunds, Access One Trust and ProFunds Advisors LLC dated February 22, 2012 (8)
(h)	(37)	Participation Agreement between AllianceBernstein Variable Products Series Fund, Inc. and Transamerica Premier Life Insurance Company (formerly, Monumental Life) dated August 2, 2000 (11)
(h)	(38)	Amendment to Participation Agreement Among AllianceBernstein Variable Products Series Fund, Inc. and TPLIC dated May 9, 2008 (11)
(h)	(39)	Amendment No. 2 to Participation Agreement between AllianceBernstein Variable Products Series Fund, Inc. and TPLIC dated March 1, 2012 (12)
(h)	(40)	Amendment No. 3 to Participation Agreement between AllianceBernstein Variable Products Series Fund, Inc. and TPLIC (formerly, Monumental Life) dated May 1, 2013 (10)

(h)	(41)	Amendment No. 4 to Participation Agreement between AllianceBernstein Variable Products Series Fund, Inc. and TPLIC dated October 1, 2014 (13)
(h)	(42)	Amendment No.5 to Participation Agreement between AllianceBernstein Variable Products Series Fund, Inc. and TPLIC dated April 18, 2019 (19))
(h)	(43)	Amended Schedule A to Participation Agreement Amendment No. 3 to Participation Agreement for AllianceBernstein Investments Inc. dated 5-1-2015 (15)
(h)	(44)	Participation Agreement Among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Western Reserve Life Assurance Co. of Ohio and Transamerica Capital, Inc. dated November 10, 2008 (6)
(h)	(45)	Amendment No. 1 to Participation Agreement Among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Western Reserve Life Assurance Co. of Ohio and Transamerica Capital, Inc. dated May 1, 2009 (6)
(h)	(46)	Amendment No. 2 to Participation Agreement Among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Western Reserve Life Assurance Co. of Ohio and Transamerica Capital, Inc. dated October 1, 2010 (9)
(h)	(47)	Amendment No. 3 to Participation Agreement Among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Western Reserve Life Assurance Co. of Ohio and Transamerica Capital, Inc. dated October 31, 2011 (8)
(h)	(48)	Addendum to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Western Reserve and Transamerica Capital, Inc. dated May 1, 2011 (7)
(h)	(49)	Amendment to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Western Reserve Life Assurance Co. of Ohio and Transamerica Capital, Inc. dated January 15, 2013 (10)
(h)	(50)	Amendment No.6 to Participation Agreement Among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Western Reserve Life Assurance Co. of Ohio and Transamerica Capital, Inc. dated May 1, 2014 (14)
(h)	(51)	Amendment No.7 to Participation Agreement Among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Transamerica Premier Life Insurance Company (formerly, Western Reserve Life Assurance Co. of Ohio) and Transamerica Capital, Inc. dated September 30, 2014 (14)
(h)	(52)	Amendment No.8 to Participation Agreement Among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Transamerica Premier Life Insurance Company (formerly, Western Reserve Life Assurance Co. of Ohio) and Transamerica Capital, Inc. dated October 24, 2014 (14)
(i)		Administrative Contracts – Not Applicable
(j)		Other Material Contracts – Not Applicable
(k)		Legal Opinion
(k)	(1)	Opinion and Consent of Counsel. Filed herewith
(l)		Actuarial Opinion – Not Applicable
(m)		Calculation – Not Applicable
(n)		Other Opinions:
(n)	(1)	Consent of Independent Registered Public Accounting Firm. Filed herewith
(o)		Omitted Financial Statements – Not Applicable
(p)		Initial Capital Agreements – Not Applicable
(q)		Redeemability Exemption
q)	(i)	Memorandum describing Transamerica Life Insurance Company’s Issuance, Transfer and Redemption Procedures. (21)
(r)		Form of Initial Summary Prospectuses.-Not Applicable
(s)		Powers of Attorney -Filed Herewith

(1)	This exhibit was previously filed on Post-Effective Amendment No. 16 to Form S-6 Registration Statement dated April 21, 1998 (File No. 33-31140) and is incorporated herein by reference.
(2)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-6 Registration Statement dated January 31, 2003 (File No. 333-100993) and is incorporated herein by reference.

(3)	This exhibit was previously filed on Post-Effective Amendment No. 1 to Form N-6 Registration Statement dated April 22, 2003 (File No. 333-100993) and is no longer applicable.
(4)	This exhibit was previously filed on Post-Effective Amendment No. 1 to Form N-6 Registration Statement dated October 16, 2007 (File No. 333-144117) and is incorporated herein by reference.
(5)	This exhibit was previously filed on Post-Effective Amendment No. 6 to Form N-6 Registration Statement dated April 14, 2008 (File No. 333-110315) and is incorporated herein by reference.
(6)	This exhibit was previously filed on Post-Effective Amendment No. 6 to Form N-6 Registration Statement dated April 27, 2009 (File No. 333-135005) and is incorporated herein by reference.
(7)	This exhibit was previously filed on Post-Effective Amendment No.13 to Form N-6 Registration Statement dated April 18, 2011 (File No. 333-110315) and is incorporated herein by reference.
(8)	This exhibit previously filed on Post-Effective amendment No. 16 to Form N-6 Registration Statement dated April 18, 2012 (File No. 333-107705) and is incorporated herein by reference.
(9)	This exhibit previously filed on Post-Effective amendment No. 15 to Form N-6 Registration Statement dated April 22, 2013 (File No. 333-110315) and is incorporated herein by reference.
(10)	This exhibit previously filed on Post-Effective amendment No. 16 to Form N-6 Registration Statement dated April 29, 2014 (File No. 333-110315) and is incorporated herein by reference.
(11)	This exhibit was previously filed on Post-Effective amendment No. 5 to Form N-4 Registration Statement dated April 29, 2009 (File No. 333-146323) and is incorporated herein by reference.
(12)	This exhibit was previously filed on Post-Effective amendment No. 9 to Form N-4 Registration Statement dated April 25, 2013 (File No. 333-146323) and is incorporated herein by reference.
(13)	This exhibit was previously filed on Post-Effective amendment No. 10 to Form N-4 Registration Statement dated April 30, 2014 (File No. 333-146323) and is incorporated herein by reference.
(14)	This exhibit was previously filed on Post-Effective Amendment No. 1 to Form N-6 Registration Statement dated April 28, 2015 (File No. 333-199047) and is incorporated herein by reference.
(15)	This exhibit was previously filed on Post-Effective Amendment No. 2 to Form N-6 Registration Statement dated April 26, 2016 (File No. 333-199047) and is incorporated herein by reference.
(16)	This exhibit was previously filed on Post-Effective Amendment No. 3 to Form N-6 Registration Statement dated April 26, 2017 (File No. 333-199047) and is incorporated herein by reference.
(17)	This exhibit was previously filed on Post-Effective Amendment No.4 to Form N-6 dated April 25, 2018 (File No. 333-199047) and is incorporated herein by reference.
(18)	This exhibit was previously filed on Post-Effective Amendment No.5 to Form N-6 dated April 26, 2019 (File No. 333-199047) and is incorporated herein by reference.
(19)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-185573) filed on April 10, 2013and is incorporated herein by reference.
(20)	This exhibit was previously filed on Initial Filing of Form N-4 Registration Statement (File No. 333-169445) filed on September 17, 2010, and is incorporated herein by reference.
(21)	This exhibit was previously filed on Initial Filing of Form N-6 Registration Statement (File No. 333-249154) filed on September 30, 2020 and is incorporated herein by reference.
(22)	This exhibit was previously filed on Post-Effective Amendment No 2 to Form N-6 dated Registration Statement April 27, 2021 (File No. 333-249150) and is incorporated herein by reference.

Item 31.	Directors and Officers of the Depositor (Transamerica Life Insurance Company)

Name and Business Address	Principal Positions and Offices with Depositor

Jamie Ohl 1801 California St. Suite 5200 Denver, CO 80202	Director and President

Bonnie T. Gerst 6400 C Street SW Cedar Rapids, IA 52499	Director, Chairman of the Board and Vice President

Christopher S. Fleming 100 Light Street Baltimore, MD 21202	Director and Chief Operating Officer, Individual Solutions Division

Andrew S. Williams 100 Light Street Baltimore, MD 21202	Director, Assistant Secretary, General Counsel and Senior Vice President

Matt Keppler 100 Light Street Baltimore, MD 21202	Chief Financial Officer, Executive Vice President and Treasurer
Zachary Harris 6400 C Street SW Cedar Rapids, IA 52499	Director, Chief Operating Officer, Workplace Solutions Division
Chris Giovanni 100 Light Street Baltimore, MD 21202	Director

ITEM 32 LISTING

Item 32. Persons Controlled by or under Common Control with the Depositor or Registrant.

As of December 31, 2022, the following pages shows all corporations directly or indirectly controlled or under common control, with the Depositor, showing the state or other sovereign power under the laws of which each is organized and the percentage ownership of voting securities giving rise to the control relationship.

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
25 East 38th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
239 West 20th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
313 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
319 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
AEGON Affordable Housing Debt Fund I, LLC	Delaware	Members: AHDF Manager I, LLC (0.01%), Mangaging Member; Transamerica Life Insurance Company (5%); non-AEGON affiliates: Dominium Taxable Fund I, LLC (94.99%)	Affordable housing loans
AEGON AM Funds, LLC	Delaware	AEGON USA Investment Management, LLC is the Manager; equity will be owned by clients/Investors of AEGON USA Investment Management, LLC	To serve as a fund for a client and offer flexilbility to accommodate other similarly situated clients.
AEGON AM Private Equity Partners I, LLC	Delaware	Sole Member: AEGON USA Investment Management, LLC	Investments
AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding, LLC	Registered investment advisor
Aegon Community Investments 50, LLC	Delaware	Sole Member: Transamerica Financial Life Insurance Company	Investments
Aegon Community Investments 51, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 52, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 53, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 54, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 55, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Aegon Community Investments 56, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Aegon Community Investments 57, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 58, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 59, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 60, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 61, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 62, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

As of 12/31/2022	Page 1

ITEM 32 LISTING

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Aegon Community Investments 63, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 64, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 65, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 66, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 67, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
AEGON Direct Marketing Services, Inc.	Maryland	Transamerica Life Insurance Company	Marketing company
AEGON Direct Marketing Services International, LLC	Maryland	100% AUSA Holding, LLC	Marketing arm for sale of mass marketed insurance coverage
AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.
AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.
AEGON Energy Management, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Company	Marketing
AEGON Funding Company, LLC.	Delaware	Sole Member: Transamerica Corporation	Issue debt securities-net proceeds used to make loans to affiliates
Aegon Global Services, LLC	Iowa	Sole Member: Commonwealth General Corporation	Holding company
AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies
Aegon LIHTC Fund 50, LLC	Delaware	Members: Members: Managing Member - Aegon LIHTC Fund 63, LLC (51.01%); non-affiliate of AEGON, Citibank, N.A. (48.99%)	Investments
Aegon LIHTC Fund 51, LLC	Delaware	Members: Aegon Community Investments 51, LLC (.01%) as Managing Member; non-affiliate of AEGON, Citibank, N.A. (99.99%)	Investments
Aegon LIHTC Fund 52, LLC	Delaware

Members: Transamerica Financial Life Insurance Company (10.18%); Transamerica Life Insurance Company (1%); Managing Member - Aegon Community Investments 52, LLC (0.01%); non-affiliates of AEGON, Citibank, N.A. (49%); California Bank & Trust (5.21%); Pacific West Bank (7.58%); Ally Bank (11.35%); US Bank (7.58%); Bank of the West (7.46%)

Investments

As of 12/31/2022	Page 2

ITEM 32 LISTING

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Aegon LIHTC Fund 54, LLC	Delaware	Non-Member Manager Aegon Community Investments 54, LLC (0%); Members: non-affiliate of Aegon, FNBC Leasing Corporation (100%)	Investments
Aegon LIHTC Fund 55, LLC	Delaware

Members: Managing Member - Transamerica Life Insurance Company (2.82%); non-affiliates of AEGON, Bank of Hope (14.27%); CMFG Life Insurance Company (9.72%); Citibank,

N.A. (21.69%); ZB National Association (1.81%); Ally Bank (8.21%); U.S. Bancorp Community Development Corporation (22.10%); Lake City Bank (1.47%); The Guardian Life Insurance Company of America (10.44%); Minnesota Life Insurance Company (7.46%)

Investments
Aegon LIHTC Fund 57, LLC	Delaware	Members: Managing Member - Aegon Community Investments 57, LLC (.01%); non-affiliate of AEGON, Bank of America, N.A. as Investor Member (99.99%)	Investments
Aegon LIHTC Fund 58, LLC	Delaware

Members: Managing Member - Aegon Community Investments 58, LLC (0.01%); Transamerica Life Insurance Company (2.87%); non-affiliates of AEGON, Allstate Insurance Company (12%); Allstate Life Insurance Company (12%); Ally Bank (17%); CMFG Life Insurance Company (8.05%); Santander Bank, N.A. (22.25%); U.S. Bancorp Community Development Corporation (19.47%); Zions Bancorporation, N.A. (6.35%)

Investments
Aegon LIHTC Fund 60, LLC	Delaware	Non-Member Manager Aegon Community Investments 60, LLC (0%); Member: non-affiliate of Aegon, FNBC Leasing Corporation (100%)	Investments
Aegon LIHTC Fund 61, LLC	Delaware	Non-Member Manager Aegon Community Investments 61, LLC (0%); Members: non-affiliate of Aegon, HSBC Bank, N.A. (100%)\	Investments
Aegon LIHTC Fund 62, LLC	Delaware	Sole Manager: Aegon Community Investments 62, LLC	Investments
Aegon LIHTC Fund 63, LLC	Delaware	Non-Member Manager: Aegon Community Investments 63, LLC (0%); non-affiliate of AEGON, FNBC Leasing Corporation (100%)	Investments
Aegon LIHTC Fund 64, LLC	Delaware	Sole Member: Aegon Community Investments 64, LLC	Investments
Aegon LIHTC Fund 65, LLC	Delaware	Members: Aegon Community Investments 65, LLC, Managing Member (.01%) and non-affiliate of AEGON, Bank of America, N.A., Investor Member (99.99%)	Investments
Aegon LIHTC Fund 66, LLC	Delaware	Sole Member: Aegon Community Investments 66, LLC	Investments

As of 12/31/2022	Page 3

ITEM 32 LISTING

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Aegon LIHTC Fund 67, LLC	Delaware	Non-Member Manager: Aegon Community Investments 67, LLC; Member: non-affiliate of AEGON: FNBC Leasing Corp (100%)	Investments
AEGON Managed Enhanced Cash, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investment vehicle for securities lending cash collateral
AEGON Management Company	Indiana	100% Transamerica Corporation	Holding company
Aegon Multi-Family Equity Fund, LLC	Delaware

Members: Transamerica Life Insurance Company (20%); Transamerica Financial Life Insurance Company (5%); non-affiliate of AEGON: Landmark Real Estate Partners VIII,

L.P. (72.16%); NCL Investments II, L.P. - RE Series (2.84%)

Investments
Aegon Opportunity Zone Fund Joint Venture 1, LLC	Delaware	Members: Aegon OZF Investments 1, LLC (0.25%); United Insurance Company of America (99.75%)	Investments
Aegon OZF Investments 1, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
Aegon Upstream Energy Fund, LLC	Delaware	Sole Member: AEGON Energy Management, LLC	Investments
AEGON USA Asset Management Holding, LLC	Iowa	Sole Member: AUSA Holding, LLC	Holding company
AEGON USA Investment Management, LLC	Iowa	Sole Member: AEGON USA Asset Management Holding, LLC	Investment advisor
AEGON USA Real Estate Services, Inc.	Delaware	Sole Member: Commonwealth General LLC	Real estate and mortgage holding company
AEGON USA Realty Advisors, LLC	Iowa	Sole Member: AEGON USA Asset Management Holding, LLC	Administrative and investment services
AEGON USA Realty Advisors of California, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments
Aegon Workforce Housing Boynton Place REIT, LLC	Delaware	Sole Member: Aegon Workforce Housing Separate Account 1, LLC	Multifamily private equity structure with third- party Investor
Aegon Workforce Housing Fund 2 Holding Company, LLC	Delaware	Sole Member: Aegon Workforce Housing Fund 2, LP	Holding company
Aegon Workforce Housing Fund 2 Holding Company B, LLC	Delaware	Sole Member: Aegon Workforce Housing Fund 2, LLC	Holding company
Aegon Workforce Housing Fund 2 Holding Company C, LLC	Delaware	Sole Member: Aegon Workforce Housing Fund 2, LLC	Holding Company
Aegon Workforce Housing Fund 2, L.P	Delaware	General Partner is AWHF2 General Partner, LLC. Fund Partners: Transamerica Life Insurance Company (80%) and Transamerica Financial Life Insurance Company (20%)	Investments
Aegon Workforce Housing Fund 3 Holding Company, LLC	Delaware	Sole Member: Aegon Workforce Housing Fund 3, LP	Holding company
Aegon Workforce Housing Fund 3, L.P	Delaware	Limited Partners: Transamerica Financial Life Insurance Company (10%0); Transamerica Life Insurance Company (90%)	Investments

As of 12/31/2022	Page 4

ITEM 32 LISTING

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Aegon Workforce Housing JV 4A, LLC	Delaware	Members: Aegon Workforce Housing Fund 2 Holding Company, LLC (44.5%); non-affiliates of AEGON: Strategic Partners Real Estate VII Investments, L.P. (27.75%), Landmark Real Estate Partners VIII, L.P. (26.7%), NCL Investments II, L.P. (1.05%)	Investments
Aegon Workforce Housing JV 4B, LLC	Delaware

Members: Aegon Workforce Housing Fund 2 Holding Company, LLC (25%); non-affiliates of AEGON: Strategic Partners Real Estate VII Investments, L.P. (37.5%), Landmark Real Estate Partners VIII, L.P. (36.079537582%)

Investments
Aegon Workforce Housing JV 4C, LLC	Delaware

Members: Aegon Workforce Housing Fund 2 Holding Company, LLC (10%); non-affiliates of AEGON: Strategic Partners Real Estate VII Investments, L.P. (45%), Landmark Real Estate Partners VIII, L.P. (43.3%), NCL Investments II, L.P. (1.7%)

Investments
Aegon Workforce Housing Park at Via Rosa REIT, LLC	Delaware	Sole Member: Aegon Workforce Housing Separate Account 1, LLC	Multifamily private equity structure with third-party Investor
Aegon Workforce Housing Separate Account 1, LLC	Delaware

Members: Transamerica Life Insurance Company (20.08%); Transamerica Financial Life Insurance Company (4.170%); non-affiliates of AEGON: Lake Tahoe IV, L.P. (23.860%); Townsend RE Global Special Solutions, L.P. (10.230%); Townsend Real Estate Alpha Fund III, L.P. (40.910%). Member Manager:

Multifamily private equity structure with third-party Investor
AHDF Manager I, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
ALH Properties Eight LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Eleven LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Four LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Nine LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Seven LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Seventeen LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Sixteen LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Ten LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Twelve LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Two LLC	Delaware	Sole Member: FGH USA LLC	Real estate
AMFETF Manager, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
AMTAX HOLDINGS 308, LLC	Ohio	TAHP Fund II, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 388, LLC	Ohio	TAHP Fund II, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing

As of 12/31/2022	Page 5

ITEM 32 LISTING

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AMTAX HOLDINGS 483, LLC	Ohio	TAHP Fund I, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 559, LLC	Ohio	TAHP Fund I, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 561, LLC	Ohio	TAHP Fund VII, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 588, LLC	Ohio	TAHP Fund I, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 613, LLC	Ohio	Garnet LIHTC Fund VII, LLC - 99% Member; Cupples State LIHTC Investors, LLC - 1% Member; TAH Pentagon Funds, LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 639, LLC	Ohio	TAHP Fund I, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 649, LLC	Ohio	TAHP Fund I, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 672, LLC	Ohio	TAHP Fund I, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 713, LLC	Ohio	TAHP Fund II, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
Apollo Housing Capital Arrowhead Gardens, LLC	Delaware	Sole Member: Garnet LIHTC Fund XXXV, LLC	Affordable housing
AUSA Holding, LLC	Maryland	Sole Member: 100% Transamerica Corporation	Holding company
AUSA Properties, Inc.	Iowa	100% AEGON USA Realty Advisors, LLC	Own, operate and manage real estate
AWHF2 General Partner, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
AWHF2 Subsidiary Holding Company C, LLC	Delaware	Sole Member: Aegon Workforce Housing Fund 2 Holding Company C, LLC	Holding Company
AWHF3 General Partner, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
AWHJV4 Manager, LLC	Delaware	Member: AEGON USA Realty Advisors, LLC	Investments
AWHSA Manager 1, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Multifamily private equity structure with third- party Investor
Barfield Ranch Associates, LLC	Florida	Members: Mitigation Manager, LLC (50%); non-affiliate of AEGON, OBPFL- Barfield, LLC (50%)	Investments
Bay State Community Investments II, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments in low income housing tax credit properties

As of 12/31/2022	Page 6

ITEM 32 LISTING

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Carle Place Leasehold SPE, LLC	Delaware	Sole Member: Transamerica Financial Life Insurance Company	Lease holder
Commonwealth General Corporation	Delaware	100% Transamerica Corporation	Holding company
Creditor Resources, Inc.	Michigan	100% AUSA Holding, LLC	Credit insurance
CRI Solutions Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance
Cupples State LIHTC Investors, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Equitable AgriFinance, LLC	Delaware	Members: AEGON USA Realty Advisors, LLC (50%); Equitable Financial Insurance Company, a non- affiliate of AEGON (50%)	Agriculturally-based real estate advisory services
FD TLIC, Limited Liability Company	New York	100% Transamerica Life Insurance Company	Broadway production
FGH Realty Credit LLC	Delaware	Sole Member: FGH USA, LLC	Real estate
FGH USA LLC	Delaware	Sole Member: RCC North America LLC	Real estate
Fifth FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Financial Planning Services, Inc.	District of Columbia	100% Commonwealth General Corporation	Management services
First FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Fourth FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
FSBA AAM Strategic Fund I, LP	Delaware	Sole Member: Aegon AM Private Equity Parnters I, LLC	Investments
Garnet Assurance Corporation	Kentucky	100% Transamerica Life Insurance Company	Investments
Garnet Assurance Corporation II	Iowa	100% Commonwealth General Corporation	Business investments
Garnet Assurance Corporation III	Iowa	100% Transamerica Life Insurance Company	Business investments
Garnet Community Investments, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments IV, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments V, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments VI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments VII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments VIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments IX, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments X, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

As of 12/31/2022	Page 7

ITEM 32 LISTING

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments XI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XVIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XL, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XLI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

As of 12/31/2022	Page 8

ITEM 32 LISTING

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments XLIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLIV, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLVI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLVII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLVIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLIX, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet ITC Fund XLIII, LLC	Delaware	Members: Garnet Community Investments XLIII, LLC (0%) asset Manager: non-affiliate of AEGON, Solar TC Corp. (100%) Investor Member	Investments
Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (99.99%); Transamerica Life Insurance Company (.01%)	Investments
Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (99.99%); Transamerica Life Insurance Company (.01%)	Investments
Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (99.99%); Transamerica Life Insurance Company (0.01%)	Investments
Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investments VII, LLC (99.99%); Transamerica Life Insurance Company (.01%)	Investments
Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (99.99%); Transamerica Life Insurance Company (0.01%)	Investments
Garnet LIHTC Fund IX, LLC	Delaware	Members: Garnet Community Investments IX, LLC (99.99%); Transamerica Life Insurance Company (0.01%)	Investments
Garnet LIHTC Fund X, LLC	Delaware	Members: Garnet Community Investments X, LLC (0.01%); Goldenrod Asset Management, a non- AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XI, LLC	Delaware	Members: Garnet Community Investments XI, LLC (99.99%) and Transamerica Life Insurance Company (0.01%)	Investments

As of 12/31/2022	Page 9

ITEM 32 LISTING

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XII, LLC	Delaware	Members: Garnet Community Investments XII, LLC (73.39%); Bank of America N.A (73.39%); L.P. Morgan Chase (13.30%); NorLease (13.30%)	Investments
Garnet LIHTC Fund XII-A, LLC	Delaware	Members: Garnet Community Investments XII, LLC (0.01%); Bank of America (99.99%)	Investments
Garnet LIHTC Fund XII-B, LLC	Delaware	Members: Garnet Community Investments XII, LLC (0.01%) and J.P Morgan Chase Bank, N.A (99.99%)	Investments
Garnet LIHTC Fund XII-C, LLC	Delaware	Members: Garnet Community Investments XII, LLC (0.01%) and NorLease (99.99%)	Investments
Garnet LIHTC Fund XIII, LLC	Delaware	Members: Garnet Community Investments .01%; JP Morgan Chase Bank (68.10%); NorLease (31.89%)	Investments
Garnet LIHTC Fund XIII-A, LLC	Delaware	Members: Managing Member, Garnet Community Investments XIII, LLC (0.01%) and JP Morgan Chase Bank (99.99%)	Investments
Garnet LIHTC Fund XIII-B, LLC	Delaware	Members: Managing Member, Garnet Community Investments XIII, LLC (0.01%) and NorLease (99.99%)	Investments
Garnet LIHTC Fund XIV, LLC	Delaware	Members: Garnet Community Investments, LLC (99.99%) and Transamerica Life Insurance Company (.01%)	Investments
Garnet LIHTC Fund XV, LLC	Delaware	Members: Garnet Community Investments, LLC (99.99%) and Transamerica Life Insurance Company (.01%)	Investments
Garnet LIHTC Fund XVI, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); FNBC Leasing Corporation, a non-AEGON entity (99.99%)	Investments
Garnet LIHTC Fund XVII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Special Situations Investing Group II, LLC, a non-affiliate of AEGON (99.99%)	Investments
Garnet LIHTC Fund XVIII, LLC	Delaware	Members: Garnet Community Investments XVIII, LLC (0.01%); Verizon Capital Corp (99.99%)	Investments
Garnet LIHTC Fund XIX, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XX, LLC	Delaware	Sole Member - Garnet Community Investments XX, LLC	Investments
Garnet LIHTC Fund XXII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments

As of 12/31/2022	Page 10

ITEM 32 LISTING

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXIII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); IdaCorp Financial Services (99.99%)	Investments
Garnet LIHTC Fund XXIV, LLC	Delaware

Members: Garnet Community Investments XXIV, LLC (0.01% as Managing Member); Transamerica Life Insurance Company (21.26%); non-affiliates of AEGON: New York Life Insurance Company (25.51%), New York Life Insurance and Annuity Corporation (21.73%) and Principal Life Insurance Company (31.49%)

Investments
Garnet LIHTC Fund XXV, LLC	Delaware	Members: Garnet Community Investment XXV, LLC (0.01%); non-affiliates of AEGON: Mt. Hamilton Fund, LLC (98.99%); Google Affordable housing I LLC (1%)	Investments
Garnet LIHTC Fund XXVI, LLC	Delaware	Members: Garnet Community Investments XXVI, LLC (0.01%); American Income Life Insurance Company, a non-affiliate of AEGON (99.99%)	Investments
Garnet LIHTC Fund XXVII, LLC	Delaware

Members: Garnet Community Investments XXVII, LLC (0.01%); Transamerica Life Insurance Company (16.71%); non-affiliates of AEGON: Aetna Life Insurance Company (30.29%); New York Life Insurance Company (22.71%); ProAssurance Casualty Company (3.63%); ProAssurance Indemnity Company (8.48%); State Street Bank and Trust Company (18.17%)

Investments
Garnet LIHTC Fund XXVIII, LLC	Delaware

Members: Garnet Community Investments XXVIII LLC (0.01%); non-affiliates of AEGON: USAA Casualty Insurance Company (18.00%); USAA General Indemnity Company (20.00%); USAA Life Insurance Company (4.00%); United Services Automobile Association (57.99%)

Investments
Garnet LIHTC Fund XXIX, LLC	Delaware	Members: Garnet Community Investments XXIX, LLC (.01%); non-affiliate of AEGON: Bank of America, N.A. (99.99%)	Investments
Garnet LIHTC Fund XXXI, LLC	Delaware	Members: Garnet Community Investments XXXI, LLC (0.1%); non-affiliates of AEGON: Thunderbolt Peak Fund, LLC (98.99%); Google Affordable Housing I, LLC (1%)	Investments
Garnet LIHTC Fund XXXII, LLC	Delaware	Members: Garnet Community Investments XXXVII, LLC. (0.01%); New York Life Insurance and Annuity Corporation (49.6150; New York Life Insurance Company (50.38%)	Investments

As of 12/31/2022	Page 11

ITEM 32 LISTING

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXXIII, LLC	Delaware	Members: Garnet Community Investment XXXIII, LLC (0.01%); non-affiliate of AEGON, NorLease, Inc. (99.99%)	Investments
Garnet LIHTC Fund XXXIV, LLC	Delaware	Members: Garnet Community Investments XXXIV, LLC (99.99%) and Transamerica Life Insurance Company (0.01%)	Investments
Garnet LIHTC Fund XXXV, LLC	Delaware	Members: Garnet Community Investment XXXV, LLC (0.01%); non-affiliate of AEGON, Microsoft Corporation (99.99%)	Investments
Garnet LIHTC Fund XXXVI, LLC	Delaware	Members: Garnet Community Investments XXXVI, LLC (1%) as Managing Member; JPM Capital Corporation, a non-AEGON affiliate (99%) as Investor Member	Investments
Garnet LIHTC Fund XXXVII, LLC	Delaware	Members: Garnet Community Investments XXXVII, LLC (.01%); LIH Realty Corporation (99.99%)	Investments
Garnet LIHTC Fund XXXVIII, LLC	Delaware	Members: Garnet Community Investments XXXVIII, LLC, non-Member Manager; non-affiliate of AEGON, Norlease, Inc. (100%)	Investments
Garnet LIHTC Fund XXXIX, LLC	Delaware	Members: Garnet Community Investments XXXIX, LLC a Managing Member (1%); non-AEGON affiliate, FNBC Leasing Corporation as Investor Member (99%)	Investments
Garnet LIHTC Fund XL, LLC	Delaware	Members: Garnet Community Investments XL, LLC (.01%); non-AEGON affiliate, Partner Reinsurance Company of the U.S. (99.99%)	Investments
Garnet LIHTC Fund XLI, LLC	Delaware

Members: Transamerica Life Insurance Company (10.00%) and Garnet Community Investments XLI, LLC (.01% Managing Member); non-AEGON affiliates : BBCN Bank (1.25%), East West Bank (12.50%), Opus Bank (12.50%), Standard Insurance Company (25.00%), Mutual of Omaha (12.50%), Pacific Western Bank (7.50%) and Principal Life Insurance Company (18.75%).

Investments
Garnet LIHTC Fund XLII, LLC	Delaware	Members: Garnet Community Investments XLII, LLC (.01%) Managing Member; non-affiliates of AEGON: Community Trust Bank (83.33%) Investor Member; Metropolitan Bank (16.66%) Investor Member.	Investments
Garnet LIHTC Fund XLIV-A, LLC	Delaware	Sole Member: ING Capital, LLC; Asset Manager: Garnet Community Investments XLIV, LLC (0% interest)	Investments

As of 12/31/2022	Page 12

ITEM 32 LISTING

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XLIV-B, LLC	Delaware	Sole Member: ING Captial, LLC.; Asset Manager: Garnet Community Investments XLIV, LLC (0% interest)	Investments
Garnet LIHTC Fund XLVI, LLC	Delaware	Members: Garnet Community Investments XLVI, LLC (0.01%) Managing Member; non-affiliate of AEGON, Standard Life Insurance Company (99.99%) Investor Member	Investments
Garnet LIHTC Fund XLVII, LLC	Delaware

Members: Garnet Community Investments XLVII, LLC (1%) Managing Member; Transamerica Life Insurance Company (14%) Investor Member; non- affiliate of AEGON: Citibank, N.A. (49%) Investor Member; New York Life Insurance Company (20.5%) Investor Member and New York Life Insurance and Annuity Corporation (15.5%) Investor Member

Investments
Garnet LIHTC Fund XLVIII, LLC	Delaware

Members: Transamerica Financial Life Insurance Company (75.18%) and Garnet Community Investments XXXLVIII, LLC (.01%); non-affiliates of AEGON: U.S. Bancorp Community Development Corporation (21.04%), American Republic Insurance Company (2.84%), Bank of Hope (.93%)

Investments
Horizons Acquisition 5, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Horizons St. Lucie Development, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Imani Fe, LP	California	Partners: Garnet LIHTC Fund XIV, LLC (99.99%); ABS Imani Fe (0.00%); Grant Housing and Economic Development Corporation (0.00%); TAH Imani Fe GP, LLC (0.00%)	Affordable housing
Investors Warranty of America, LLC	Iowa	Sole Member: RCC North America LLC	Leases business equipment
Ironwood Re Corp.	Hawaii	100% Commonwealth General Corporation	Captive insurance company
LCS Associates, LLC	Delaware	Sole Member: RCC North America LLC	Investments
Life Investors Alliance LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Purchase, own, and hold the equity interest of other entities
LIHTC Fund 53, LLC	Delaware	Non-Member Manager, AEGON Community Investments 53, LLC (0%); non-affiliates of AEGON: Bank of America, National Association (98%); MUFG Union Bank, N.A. (2%)	Investments
LIHTC Fund 56, LLC	Delaware	Members: Managing Member - Aegon Community Investments 56, LLC (0%); non-affiliates of AEGON, Bank of America, National Association (90%) and MUFG Union Bank, N.A. (10%)	Investments

As of 12/31/2022	Page 13

ITEM 32 LISTING

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
LIHTC Fund 59, LLC	Delaware	Members: Non-Member Manager Aegon Community Investments 59, LLC (0%); non-affiliates of AEGON, Bank of America, National Association (99.99%); Dominium Taxable Fund II, LLC (0.01%)	Investments
LIHTC Fund XLV, LLC	Delaware	Member: Bank of America N.A (100%)	Investments
LIHTC Fund XLIX, LLC	Delaware	Members: Garnet Community Investments XLIX, LLC (0.00%); Bank of America N.A (100.00%)	Investments
LIICA Re II, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
Massachusetts Fidelity Trust Company	Iowa	100% AUSA Holding, LLC	Trust company
Mitigation Manager, LLC	Delaware	Sole Member: RCC North America LLC	Investments
Money Services, Inc.	Delaware	100% AUSA Holding, LLC

Provides certain financial services for affiliates including, but not limited to, certain intellectual property, computer and computer-related software and hardware services, including procurement and contract services to some or all of the Members of the AEGON Group in the United States and Canada.

Monumental Financial Services, Inc.	Maryland	100% Transamerica Corporation	DBA in the State of West Virginia for United Financial Services, Inc.
Monumental General Administrators, Inc.	Maryland	100% AUSA Holding, LLC	Provides management services to unaffiliated third party administrator
Natural Resources Alternatives Portfolio I, LLC	Delaware	Members: Transamerica Life Insurance Company (96%)~~;~~ Transamerica Financial Life Insurance Company (4%); LLC	Investment vehicle - to invest in Natural Resources
Natural Resources Alternatives Portfolio II, LLC	Delaware	Members: Transamerica Life Insurance Company (95%); Transamerica Financial Life Insurance Company (5%)	Investment vehicle
Natural Resources Alternatives Portfolio 3, LLC	Delaware	Members: Transamerica Life Insurance Company (90%); Transamerica Financial Life Insurance Company (10%)	Investment vehicle
Nomagon Title Grandparent, LLC	Delaware	Sole member is AEGON USA Asset Management Holding, LLC; AEGON USA Realty Advisors, LLC is the non-member manager of this entity	Investment vehicle
Nomagon Title Holding 1, LLC	Delaware	Sole member is Nomagon Title Parent, LLC; AEGON USA Realty Advisors, LLC is the non-member manager of this entity	Investment vehicle
Nomagon Title Parent, LLC	Delaware	Sole member is Nomagon Title Grandparent, LLC; AEGON USA Realty Advisors, LLC is the non-member manager of this entity	Investment vehicle
Osceola Mitigation Partners, LLC	Florida	Members: Mitigation Manager, LLC (50%); non-affiliate of AEGON, OBPFL- MITBK, LLC (50%)	Investmetns

As of 12/31/2022	Page 14

ITEM 32 LISTING

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Pearl Holdings, Inc. I	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Pearl Holdings, Inc. II	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Peoples Benefit Services, LLC	Pennsylvania	Sole Member - Transamerica Life Insurance Company	Marketing non-insurance products
Placer 400 Investors, LLC	California	Members: RCC North America LLC (50%); non-affiliate of AEGON, AKT Placer 400 Investors, LLC (50%)	Investments
Primus Guaranty, Ltd.	Bermuda	Members: Transamerica Life Insurance Company (20% 13.1%) and non-affiliates of AEGON and the public holders own the remainder.	Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.
PSL Acquisitions Operating, LLC	Iowa	Sole Member: RCC North America LLC	Owner of Core subsidiary entities
RCC North America LLC	Delaware	Sole Member: Transamerica Corporation	Real estate
Real Estate Alternatives Portfolio 2 LLC	Delaware	Members are: Transamerica Life Insurance Company (92.5%); Transamerica Financial Life Insurance Company (7.5%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3 LLC	Delaware	Member: Transamerica Life Insurance Company. Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3A, Inc.	Delaware	Members: Transamerica Financial Life Insurance Company (9.4%); Transamerica Life Insurance Company (90.6%).	Real estate alternatives investment
Real Estate Alternatives Portfolio 4 HR, LLC	Delaware	Members: Transamerica Life Insurance Company (96%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
Real Estate Alternatives Portfolio 4 MR, LLC	Delaware	Members: Transamerica Life Insurance Company (96%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company
Second FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Seventh FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
St. Lucie West Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan
TA Private Equity Assets, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments (private equity)

As of 12/31/2022	Page 15

ITEM 32 LISTING

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
TA-APOP I, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Private equity vehicle
TA-APOP I-A, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments (private equity)
TA-APOP II, LLC	Delaware	Members: Transamerica Life Insurance Company (73.19%); Transamerica Financial Life Insurance Company (24.40%)	Private equity vehicle
TABR Realty Services, LLC	Delaware	Sole Member: AUSA Holding, LLC	Real estate investments
TAG Resources, LLC	Iowa	Sole Member: AUSA Holding, LLC	Retirement services
TAH-MCD IV, LLC	Iowa	Sole Member - Transamerica Affordable Housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership.
TAH Pentagon Funds, LLC	Iowa	Sole Member - Transamerica Affordable Housing, Inc.	Serve as a general partner in a lower-tier tax credit entity
TAHP Fund 1, LLC	Delaware	Sole Member - Garnet LIHTC Fund IX, LLC	Real estate investments
TAHP Fund 2, LLC	Delaware	Sole Member - Garnet LIHTC Fund VIII, LLC	Low incoming housing tax credit
TAHP Fund VII, LLC	Delaware	Investor Member: Garnet LIHTC Fund XIX, LLC	Real estate investments
THH Acquisitions, LLC	Iowa	Sole Member - Transamerica Life Insurance Company	Acquirer of Core South Carolina mortgage loans from Investors Warranty of America, LLC and holder of foreclosed real estate.
TLIC Oakbrook Reinsurance, Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company
TLIC Watertree Reinsurance Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company
Tradition Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Tradition Land Company, LLC	Iowa	Sole Member: RCC North America LLC	Acquirer of Core Florida mortgage loans from Investors Warranty and holder of foreclosed real estate.
Transamerica Affordable Housing, Inc.	California	100% TABR Realty Services, LLC	General partner LHTC Partnership
Transamerica Agency Network, Inc.	Iowa	100% AUSA Holding, LLC	Special purpose subsidiary
Transamerica Asset Management, Inc.	Florida	Transamerica Life Insurance Company owns 77%; AUSA Holding, LLC owns 23%.	Fund advisor
Transamerica Bermuda Re, Ltd.	Bermuda	100% Transamerica Life Insurance Company	General
Transamerica Capital, Inc.	California	100% AUSA Holding, LLC	Broker/Dealer
Transamerica Casualty Insurance Company	Iowa	100% Transamerica Corporation	Insurance company
Transamerica Corporation	Delaware	100% AEGON International B.V.	Major interest in insurance and finance

As of 12/31/2022	Page 16

ITEM 32 LISTING

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Corporation	Oregon	100% Transamerica Corporation	Holding company
Transamerica Finance Corporation	Delaware	100% Transamerica Corporation	Commercial & Consumer Lending & equipment leasing
Transamerica Financial Advisors, Inc.	Delaware	1,000 shares owned by AUSA Holding, LLC; 209 shares owned by Commonwealth General Corporation; 729 shares owned by AEGON Asset Management Services, Inc.	Broker/Dealer
Transamerica Financial Life Insurance Company	New York	100% Transamerica Corporation	Insurance
Transamerica Fund Services, Inc.	Florida	Transamerica Life Insurance Company owns 44%; AUSA Holding, LLC owns 56%	Mutual fund
Transamerica International Direct Marketing Consultants, LLC	Maryland	Members: 51% Beth Lewellyn; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.
Transamerica International RE (Bermuda) Ltd.	Bermuda	100% Transamerica Corporation	Reinsurance
Transamerica Investors Securities Corporation	Delaware	100% Transamerica Retirement Solutions, LLC	Broker/Dealer
Transamerica Leasing Holdings Inc.	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Life Insurance Company	Iowa	100% - Commonwealth General Corporation	Insurance
Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Life Insurance Company	Long-term life insurer in Bermuda - - will primarily write fixed universal life and term insurance
Transamerica Pacific Re, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
Transamerica Pyramid Properties LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Realty limited liability company
Transamerica Realty Investment Properties LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Realty limited liability company
Transamerica Resources, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides education and information regarding retirement and economic issues.
Transamerica Retirement Advisors, LLC	Delaware	Sole Member: Transamerica Retirement Solutions, LLC	Investment advisor
Transamerica Retirement Insurance Agency, LLC	Delaware	Sole Member: Transamerica Retirement Solutions, LLC	Conduct business as an insurance agency.
Transamerica Retirement Solutions, LLC	Delaware	Sole Member: AUSA Holding, LLC	Retirement plan services.
Transamerica Stable Value Solutions Inc.	Delaware	100% Commonwealth General Corporation	Principle Business: Provides management services to the stable value division of AEGON insurers who issue synthetic GIC contracts.
Transamerica Travel and Conference Services, LLC	Iowa	Sole Member: Money Services, Inc.	Travel and conference services

As of 12/31/2022	Page 17

ITEM 32 LISTING

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Ventures Fund II, LLC	Delaware	Sole Member: AUSA Holding, LLC	Investments
ULI Funding, LLC	Iowa	Sole Member: AUSA Holding, LLC	Holding Company
United Financial Services, Inc.	Maryland	100% Transamerica Corporation	General agency
Universal Benefits, LLC	Iowa	Sole Member: AUSA Holding, LLC	Third party administrator
WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency
WFG Properties Holdings, LLC	Georgia	Sole Member: World Financial Group, Inc.	Marketing
WFG Securities Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer
World Financial Group Holding Company of Canada Inc.	Canada	100% Commonwealth General Corporation	Holding company
World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing
World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency, LLC	Iowa	Sole Member: AUSA Holding, LLC	Insurance agency
Yarra Rapids, LLC	Delaware	Members are: Real Estate Alternatives Portfolio 4MR, LLC (49%) and non- AEGON affiliate New York Investment Trust (51%)	Real estate investments
Zahorik Company, Inc.	California	100% AUSA Holding, LLC	Inactive
Zero Beta Fund, LLC	Delaware	Members are: Transamerica Life Insurance Company (83.42%); Transamerica Financial Life Insurance Company (16.58%);	Aggregating vehicle formed to hold various fund investments.

As of 12/31/2022	Page 18

Item 33.	Indemnification

The Iowa Code (Sections 490.850 et. seq.) provides for permissive indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The Code also specifies procedures for determining when indemnification payments can be made.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 34	Principal Underwriters

(a)	Transamerica Capital, Inc. serves as the principal underwriter for:

Transamerica Capital, Inc. serves as the principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA B, Separate Account VA Q, Separate Account VA FF, Separate Account VA HH, Separate Account VA-1, Separate Account VA-2L, Separate Account VA-5, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Separate Account Fund B, Separate Account Fund C, Transamerica Corporate Separate Account Sixteen, Transamerica Separate Account R3, Separate Account VL, Separate Account VUL-1; Separate Account VUL-2, Separate Account VUL-3, Separate Account VUL-4, Separate Account VUL-5, Separate Account VUL-6, Separate Account VUL-A, and Variable Life Account A, Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account A, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D, Merrill Lynch Variable Life Separate Account, and Merrill Lynch Life Variable Life Separate Account II, Separate Account VA BB, Separate Account VA CC, Separate Account VA U, Separate Account VA V, Separate Account VA AA, WRL Series Annuity Account, WRL Series Annuity Account B, WRL Series Life Account, WRL Series Life Account G, WRL Series Life Corporate Account and Separate Account VL E. These accounts are separate accounts of Transamerica Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA BNY, Separate Account VA QNY, TFLIC Separate Account VNY, Separate Account VA-2LNY, TFLIC Separate Account C, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Series Annuity Account, TFLIC Series Life Account, TFLIC Pooled Account No. 44, Transamerica Variable Funds, ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account C, ML of New York Variable Annuity Separate Account D and ML of New York Variable Life Separate Account II. These accounts are separate accounts of Transamerica Financial Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Transamerica Series Trust, Transamerica Funds and Transamerica Asset Allocation Variable Funds.

(b)	Directors and Officers of Transamerica Capital, Inc.:

Name	Principal Business Address	Position and Offices with Underwriter

Brian Beitzel	(2)	Director, Treasurer and Chief Financial Officer

Mark Halloran	(3)	Director, Chairman of the Board, Chief Executive Officer and President

Doug Hellerman	(3)	Director, Chief Compliance Officer and Vice President

Timothy Ackerman	(3)	Director and Vice President

Jennifer Pearce	(3)	Director and Vice President

Gregory E. Miller-Breetz	(1)	Secretary

(1) 100 Light Street, Floor B1, Baltimore, MD 21202

(2) 4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001

(3) 1801 California Street, Suite 5200, Denver, CO 80202

(c)	Compensation to Principal Underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions(1)	Compensation on Redemption	Brokerage Commissions	Compensation
Transamerica Capital, Inc.	0	0	0	0
(1)	Fiscal Year 2010

Item 35.	Location of Accounts and Records

This information is provided in the most recent report Form N-CEN.

Item 36.	Management Services

Not Applicable

Item 37.	Fee Representation

The Depositor hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of St. Petersburg, State of Florida, on April 26, 2023.

WRL SERIES LIFE ACCOUNT
(Registrant)

TRANSAMERICA LIFE INSURANCE COMPANY
Depositor

Jamie Ohl *
Director and President
TRANSAMERICA LIFE INSURANCE COMPANY

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on April 26, 2023.

Signatures	Title

* Jamie Ohl	Director and President (principal executive officer)
* Bonnie T. Gerst	Director, Chairman of the Board and Vice President (principal accounting officer)
* Christopher S. Fleming	Director, Chief Operating Officer, Individual Solutions Division

* Andrew S. Williams	Director, Assistant Secretary, General Counsel and Senior Vice President
* Matt Keppler	Chief Financial Officer, Executive Vice President and Treasurer (principal financial officer)

* Zachary Harris	Director, Senior Vice President and Chief Operating Officer, Workplace Solutions Division

* Chris Giovanni	Director, Chief Strategy & Development Officer and Senior Vice President

/s/ Arthur D. Woods, Esq Arthur D. Woods, Esq	Assistant General Counsel

*By: Arthur D. Woods – Attorney-in-Fact pursuant to Powers of Attorney filed previously and/or herewith.